AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 2009

                                                              File No. 033-42484
                                                              File No. 811-06400

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                      POST-EFFECTIVE AMENDMENT NO. 116                   /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 117                          /X/

                         THE ADVISORS' INNER CIRCLE FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           ---------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781
                                                           --------------

                               Philip T. Masterson
                               c/o SEI Corporation
                            One Freedom Valley Drive
                            OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                     Christopher D. Menconi
Morgan, Lewis & Bockius LLP                   Morgan, Lewis & Bockius LLP
1701 Market Street                            1111 Pennsylvania Avenue, NW
Philadelphia, Pennsylvania 19103              Washington, DC  20004


   It is proposed that this filing become effective (check appropriate box)
   ------------------------------------------------------------------------
   / / Immediately upon filing pursuant to paragraph (b)
   / / On [date] pursuant to paragraph (b)
   / / 60 days after filing pursuant to paragraph (a)(1)
   / / 75 days after filing pursuant to paragraph (a)(2)
   /X/ On March 1, 2010 pursuant to paragraph (a) of Rule 485
   ------------------------------------------------------------------------

                         THE ADVISORS' INNER CIRCLE FUND



                       ACADIAN EMERGING MARKETS PORTFOLIO

                      INSTITUTIONAL CLASS SHARES PROSPECTUS
                              TICKER SYMBOL: AEMGX
                                  MARCH 1, 2010



                               INVESTMENT ADVISER:
                          ACADIAN ASSET MANAGEMENT LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                      PAGE
     FUND SUMMARY......................................................X
         INVESTMENT OBJECTIVE..........................................X
         FUND FEES AND EXPENSES........................................X
         PRINCIPAL INVESTMENT STRATEGY.................................X
         PRINCIPAL RISKS OF INVESTING IN THE FUND......................X
         PERFORMANCE INFORMATION.......................................X
         INVESTMENT ADVISER............................................X
         PORTFOLIO MANAGERS............................................X
         PURCHASE AND SALE OF FUND SHARES..............................X
         TAX INFORMATION...............................................X
         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
              INTERMEDIARIES...........................................X
     INVESTING WITH THE FUND..........................................XX
         BUYING SHARES................................................XX
         REDEEMING SHARES.............................................XX
         TRANSACTION POLICIES.........................................XX
         ACCOUNT POLICIES.............................................XX
     ADDITIONAL INFORMATION ABOUT THE FUND............................XX
         OTHER INVESTMENT PRACTICES AND STRATEGIES....................XX
         INVESTMENT MANAGEMENT........................................XX
         SHAREHOLDER SERVICING ARRANGEMENTS...........................XX
         PAYMENTS TO FINANCIAL INTERMEDIARIES.........................XX
     FINANCIAL HIGHLIGHTS.............................................XX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND....................Back Cover

ACADIAN EMERGING MARKETS PORTFOLIO

INVESTMENT OBJECTIVE

The Acadian Emerging Markets Portfolio (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

FUND FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                                 ACADIAN EMERGING
SHAREHOLDER FEES                                                                                 MARKETS PORTFOLIO
--------------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------------- ------------------------
Redemption Fee (as a percentage of amount redeemed, if redeemed within 90 days of purchase)            2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                                                        1.00%
--------------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                         x.xx%
--------------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                                   x.xx%
--------------------------------------------------------------------------------------------- ------------------------

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
             $XXX                          $XXX                         $XXX                        $X,XXX

         PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund will invest primarily in common stocks but also may invest in other types of equity securities, including preferred stock. Under normal circumstances, the Fund invests at least 80% of its net assets, at the time of initial purchase, in equity securities of issuers that:

    o    Have their principal securities trading market in an emerging country;

    o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or

    o Are organized under the laws of, and have a principal office in, an emerging country.

An "emerging market country" is any country that Acadian Asset Management LLC ("Acadian" or the "Adviser") believes the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets. Emerging or developing countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund will focus its investments on those emerging market countries that the Adviser believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:

Argentina                Egypt                  Kenya                  Peru                    Thailand
Botswana                 Hungary                Korea                  Philippines             Turkey
Brazil                   India                  Malaysia               Poland                  Venezuela
Chile                    Indonesia              Mexico                 Russia
China                    Israel                 Morocco                South Africa
Columbia                 Jamaica                Nigeria                Sri Lanka
Czech Republic           Jordan                 Pakistan               Taiwan

As markets in other countries develop, the Adviser expects to expand and further diversify the emerging countries in which the Fund invests. The Fund may also invest in securities of issuers located in industrialized countries.

Foreign securities include securities of companies located outside the United States, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), exchange traded funds that invest in foreign securities and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, including those in the United States. GDRs are similar to ADRs, except that European banks or trust companies typically issue them.

In selecting investments for the Fund, Acadian pursues an active, disciplined investment approach that forecasts markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may use hedging techniques to reduce the risks of its investments in equity securities. However, hedging will not necessarily fully protect the Fund against all anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-diversified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

PERFORMANCE INFORMATION

Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives, policies and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.acadian-asset.com or by calling 1-866-AAM-6161.

The bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                  2000                  (30.39)%
                  2001                     9.01%
                  2002                     2.91%
                  2003                    70.77%
                  2004                    33.52%
                  2005                    37.82%
                  2006                    32.67%
                  2007                    46.01%
                  2008                  (58.64)%
                  2009                         %

             BEST QUARTER                WORST QUARTER
                  XX%                         XX%
              (XX/XX/XX)                  (XX/XX/XX)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the S&P/IFC Investable Composite Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][SEI TO CONFIRM]

                                                                                   1 YEAR       5 YEARS     10 YEARS
------------------------------------------------------------------------------- ------------- ------------ -----------
------------------------------------------------------------------------------- ------------- ------------ -----------
Fund Returns Before Taxes                                                         (XX.X)%        XX.X%       XX.X%
------------------------------------------------------------------------------- ------------- ------------ -----------
------------------------------------------------------------------------------- ------------- ------------ -----------
Fund Returns After Taxes on Distributions                                         (XX.X)%        XX.X%       XX.X%
------------------------------------------------------------------------------- ------------- ------------ -----------
------------------------------------------------------------------------------- ------------- ------------ -----------
Fund Returns After Taxes on Distributions and Sale of Fund Shares                 (XX.X)%        XX.X%       XX.X%
------------------------------------------------------------------------------- ------------- ------------ -----------
------------------------------------------------------------------------------- ------------- ------------ -----------
S&P/IFC Investable Composite Index (reflects no deduction for fees, expenses,     (XX.X)%        XX.X%       XX.X%
or taxes)(1)
------------------------------------------------------------------------------- ------------- ------------ -----------

(1) The S&P/IFC Investable Composite Index is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the S&P/IFC Investable Composite Index series are drawn from the International Finance Corporation Global (the "IFCG") stock universe based on size, liquidity, and their legal and practical availability to foreign institutional investors. As with IFCG indices, Standard & Poor's calculates a coefficient, called the Investable Weight Factor (IWF), to adjust market capitalization for cross, government and strategic holdings. In addition, the IWF is used to account for any foreign investment restrictions either at the national level or by the individual company's corporate statute. Some markets included in the IFCG Index are not included in the IFC Investable Index due to limits on foreign investment or a lack of stocks that meet the more stringent IFC Investable size and liquidity screens. The IFC Investable Index currently includes 22 markets.

INVESTMENT ADVISER

Acadian Asset Management LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Matthew Cohen, CFA, Senior Vice President and Portfolio Manager, joined Acadian in 1994.

John Chisholm, CFA, Chief Investment Officer and Executive Vice President, joined Acadian in 1987.

Ronald D. Frashure, CFA, Chief Executive Officer and President, joined Acadian in 1988.

Charles Wang, Co-Director of Research and Senior Vice President, joined Acadian in 2000.

Brian Wolahan, CFA, Director of Alternative Strategies and Senior Portfolio Manager, joined Acadian in 1990.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500. You can purchase additional shares for as little as $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

You may redeem shares via mail, telephone or Automated Clearing House (subject to certain account minimums) on each day the New York Stock Exchange ("NYSE") is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------

Institutional Class Shares are for individual and institutional investors. All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

         REGULAR MAIL ADDRESS
         Acadian Emerging Markets Portfolio
         P.O. Box 219009
         Kansas City, MO 64121

         EXPRESS MAIL ADDRESS
         DST Systems, Inc.
         c/o Acadian Emerging Markets Portfolio
         430 West 7th Street
         Kansas City, MO 64105

BY WIRE

         To open an account by wire, call 1-866-AAM-6161 (1-866-226-6161) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

         UMB Bank, N.A.
         ABA #: 101000695
         Acadian Emerging Market Portfolio
         DDA Acct. #: 9871063178
         Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: DST Systems, Inc. c/o Acadian Emerging Markets Portfolio, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or obtain additional information.

TICKER SYMBOL                                           CUSIP                                FUND CODE
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
AEMGX                                                 00758M162                                1260


REDEEMING SHARES
--------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

You may contact the Fund directly by mail at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems, Inc. c/o Acadian Emerging Markets Portfolio, 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

    o        The Fund name;

    o        The account number;

    o        The dollar amount or number of shares you wish to redeem;

    o        The account name(s); and

    o        The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-AAM-6161 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy or sell shares of the Fund on each day the NYSE is open for business (a "Business Day") at a price equal to the Fund's NAV next computed after it receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the current Business Day's NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time. Shares will not be priced on days the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

IN-KIND TRANSACTIONS

Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The redemption fee is deducted from the Fund's sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Fund may:

     o            Stop offering shares;

     o            Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can hurt performance by disrupting management and increasing expenses. The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time, and without notice the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:

    o             Trading on the NYSE is restricted or halted; or

    o The U.S. Securities and Exchange Commission ("SEC") allows the Fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see "Calculating Your Share Price."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than five "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SMALL ACCOUNTS

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

    o             To retirement accounts and certain other accounts; or

    o When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

TAXES ON DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-AAM-6161 to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, please read the SAI.

DERIVATIVES

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

DEBT SECURITIES

The Fund may invest in debt securities of issuers located in emerging market countries when the Adviser believes that such debt securities offer opportunities for long-term capital appreciation. In making such investment decisions, the Adviser generally considers the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. The Fund may invest up to 10% of its total assets (measured at the time of the investment) in debt securities that are rated below investment-grade, otherwise known as "junk bonds."

When investing in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, at the time of initial purchase, in particular types of securities as described in the Fund's principal investment strategy and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Acadian Asset Management LLC, a Delaware limited liability company located at One Post Office Square, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the oversight of the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. As of December 31, 2009, the Adviser had approximately $xx.x billion in assets under management. The Adviser, an affiliate of Old Mutual (US) Holdings Inc., has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses from exceeding 2.50% of the Fund's average daily net assets. The Adviser may discontinue all or part of its expense reductions or reimbursements at any time. During its most recent fiscal year, the Fund paid the Adviser a fee of X.XX% of its average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2009.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Matthew Cohen, CFA, Senior Vice President and Portfolio Manager, joined Acadian in October 1994 and is a senior member of the Research and Portfolio Management Team. Previously he oversaw the processes and data that drive Acadian's investment approach and has recently moved to a more dedicated focus on research and portfolio management. Prior to Acadian, he worked as a senior systems analyst and project manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

John Chisholm, CFA, Chief Investment Officer and Executive Vice President, joined Acadian in July 1987 and is responsible for the oversight of Acadian's investment process and investment team. He continues to actively manage Acadian portfolios and direct research to enhance the investment approach, as he has since 1987. Earlier in his career, Mr. Chisholm served as systems engineer at Draper Laboratories and as an analyst for the International Asset Management Department at the State Street Bank and Trust Company (now SSgA). Education:
B.S., Engineering, MIT; M.S., Management, MIT.

Ronald D. Frashure, CFA, Chief Executive Officer, President, joined Acadian in March 1988. In addition to his role as President and Chief Executive Officer, he plays a key role with John Chisholm in the firm's investment research and investment management process. Earlier, he spent seventeen years serving as senior equity portfolio manager and director of asset allocation at the Putnam Companies. Education: B.S., Industrial Management, MIT; M.B.A., Finance, Harvard University (Baker Scholar, with High Distinction).

Charles Wang, Co-Director of Research and Senior Portfolio Manager, joined Acadian in May 2000 and is a senior member of the Research and Portfolio Management Team responsible for investment research, model implementation, and emerging market country strategies. Prior to joining Acadian, he worked at Putnam Investments on the global asset allocation team. Education: B.S., Mathematics, Peking University; M.S., Mathematics, University of Massachusetts; Ph.D., Financial Economics, Yale University.

Brian Wolahan, CFA, Director of Alternative Strategies and Senior Portfolio Manager, joined Acadian in March 1990. In addition to his role as Senior Portfolio Manager, he has oversight of alternative strategy development, an important area of focus for Acadian. Previously he was co-Director of Research, responsible for developing and applying techniques to evaluate markets and securities. Before joining Acadian, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated.
Education: B.S., Accounting, Lehigh University; M.S., Management, MIT.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Financial Highlights

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-AAM-6161.

YEARS ENDED OCTOBER 31,                           2009          2008           2007         2006         2005
---------------------------------------------- ------------ -------------- ------------- ------------ ------------
---------------------------------------------- ------------ -------------- ------------- ------------ ------------
Net Asset Value, Beginning of Year                                 $44.11        $31.28       $24.35       $18.50
                                                                   ------        ------       ------       ------
Income from Operations:
   Net Investment Income(1)                                          0.53          0.53         0.53         0.44
   Net Realized and Unrealized Gain (Loss)                        (22.44)         18.34         9.04         5.95
                                                                  -------         -----         ----         ----
      Total from Operations                                       (21.91)         18.87         9.57         6.39
                                                                  -------         -----         ----         ----
   Payment by Affiliate                                                __            __           __           __
   Redemption Fees                                                0.00(2)       0.00(2)      0.00(1)      0.00(1)
                                                                  -------       -------      -------      -------
   Dividends and Distributions:
   Net Investment Income                                           (0.48)        (0.51)       (0.37)       (0.08)
   Net Realized Gains                                              (8.65)        (5.53)       (2.27)       (0.46)
                                                                   ------        ------       ------       ------
      Total Dividends and Distributions                            (9.13)        (6.04)       (2.64)       (0.54)
                                                                   ------        ------       ------       ------
   Net Asset Value, End of Year                                    $13.07        $44.11       $31.28       $24.35
                                                                   ======        ======       ======       ======
Total Return(3)                                                  (61.74)%        72.00%       42.04%       35.27%
                                                                 ========        ======       ======       ======
Ratios and Supplemental Data
   Net Assets, End of Year (Thousands)                           $390,413    $1,250,127     $837,481     $703,017
    Ratio of Expenses to Average Net Assets                         1.38%      1.39%(4)     1.39%(4)     1.47%(4)
   Ratio of Net Investment Income to Average                        1.87%         1.64%        1.86%        2.01%
     Net Assets
   Portfolio Turnover Rate                                           102%           59%          40%          54%
(1)  Per share amounts for the period are based on average outstanding shares.
(2)  Amount was less than $0.01 per share.
(3)  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. There was no effect on the total return of the Fund resulting from the payment by affiliate in 2004.
(4)  The Ratio of Expenses to Average Net Assets for years ended October 31,
     2007, October 31, 2006 and October 31, 2005, excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.38%, 1.38% and 1.46%, respectively.

Amounts designated as "-" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                       ACADIAN EMERGING MARKETS PORTFOLIO

Investors who would like more information about the Fund should read the Fund's Annual and Semi-Annual reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about The Advisor's Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at www.acadian-asset.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

                       Acadian Emerging Markets Portfolio
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                  866-AAM-6161

You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-06400.


                                                                 ACA-PS-xxx-xxxx

                              AIG MONEY MARKET FUND
                 A PORTFOLIO OF THE ADVISORS' INNER CIRCLE FUND

                                 CLASS A SHARES
                                   PROSPECTUS
                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                        AIG ASSET MANAGEMENT (U.S.), LLC








 These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the Commission passed upon the adequacy or accuracy of this prospectus. Any representation to the
                        contrary is a criminal offense.

                              ABOUT THIS PROSPECTUS

The AIG Money Market Fund (the "Fund") is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities.
 The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios.

The Fund consists of one class of shares: Class A.

This prospectus contains important information about the investment objective, risks and policies of the Fund. Investors are advised to read this prospectus and keep it for future reference. This prospectus has been arranged into different sections so that you can easily review this important information.

FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
FUND SUMMARY...................................................................X
    INVESTMENT OBJECTIVE.......................................................X
    FUND FEES AND EXPENSES.....................................................X
    PRINCIPAL INVESTMENT STRATEGY..............................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND...................................X
    PERFORMANCE INFORMATION....................................................X
    INVESTMENT ADVISER.........................................................X
    PURCHASE AND SALE OF FUND SHARES...........................................X
    TAX INFORMATION............................................................X
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
         INTERMEDIARIES........................................................X

MORE INFORMATION ABOUT RISK ...................................................X

THE FUND'S OTHER INVESTMENTS ..................................................X

INFORMATION ABOUT PORTFOLIO HOLDINGS ..........................................X

INVESTMENT ADVISER.............................................................X

PURCHASING AND SELLING FUND SHARES.............................................X

OTHER POLICIES ................................................................X

SHAREHOLDER SERVICING ARRANGEMENTS ............................................X

PAYMENTS TO FINANCIAL INTERMEDIARIES...........................................X

DIVIDENDS AND DISTRIBUTIONS ...................................................X

TAXES .........................................................................X

FINANCIAL HIGHLIGHTS...........................................................X

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.........................Back Cover

AIG MONEY MARKET FUND

INVESTMENT OBJECTIVE

To preserve principal value and maintain a high degree of liquidity while providing current income. The Fund also seeks to maintain a stable share price of $1.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                               CLASS A SHARES
Management Fees .......................................            0.25%
Other Expenses ........................................            x.xx%
Total Annual Fund Operating Expenses...................            x.xx%


EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Class A Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be different, based on these assumptions, your costs would be:

                           1 YEAR           3 YEARS          5 YEARS         10 YEARS
---------------------- ---------------- ---------------- ---------------- ----------------
---------------------- ---------------- ---------------- ---------------- ----------------
Class A Shares               $XX              $XX             $XXX             $XXX

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broad range of high quality, short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized statistical rating organizations or securities that AIG Asset Management (U.S.), LLC, the Fund's investment adviser (the "Adviser") determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

The Fund's investments are subject to fluctuations in the current interest rates for short-term obligations. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

An investment in the Fund is also subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner. The Adviser attempts to lessen this risk through a conservative investment policy for the Fund, which includes diversification (spreading Fund investments across a broad number of issuers), and investing in obligations of high credit quality issuers.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and comparing this performance to the Lipper Institutional Money Market Funds Average. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-800-249-7445.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                       2000                         6.31%
                       2001                         3.92%
                       2002                         1.59%
                       2003                         1.03%
                       2004                         1.29%
                       2005                         3.08%
                       2006                         4.94%
                       2007                         5.06%
                       2008                         2.02%
                       2009                           xx%

Call 1-800-249-7445 for the Fund's most current 7-day yield.

                   BEST QUARTER                  WORST QUARTER
                   ------------                  -------------
                      X.XX%                          X.XX%
                  (XX/XX/XXXX)                   (XX/XX/XXXX)

The following table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the Lipper Institutional Money Market Funds (Lipper IMM) Average:

CLASS A SHARES                        1 YEAR             5 YEARS            10 YEARS
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
AIG Money Market Fund                  X.XX%              X.XX%               X.XX%
Lipper IMM Average(1)                  X.XX%              X.XX%               X.XX%

1 The Lipper IMM Average is a composite of institutional money market funds that invest in high quality financial instruments rated in the top two rating categories with dollar-weighted average maturities of less than 90 days. The funds included in the Lipper IMM Average require higher minimum investments and have lower total expense ratios relative to other money market funds.

INVESTMENT ADVISER

AIG Asset Management (U.S.), LLC serves as investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A Shares is generally $10,000,000. There is no minimum for subsequent investments. An investor may also purchase Class A Shares in an amount below the minimum if the investor:

o makes an initial investment of $5,000,000 and intends to increase his or her account balance to $10,000,000 within 90 days;

o invests assets managed by a registered investment adviser that is owned by AIG;

o  is AIG (or any company where AIG owns at least 19% of the stock);

o  is an AIG senior executive officer or their family members; or

o  is one of certain employee benefit plans sponsored by AIG.

The Fund may accept investments of smaller amounts in its sole discretion.

You may sell your shares on any day the New York Stock Exchange or the Federal Reserve are open for business by contacting the Fund by mail or telephone at 1-800-249-7445.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------


The Fund is a mutual fund. A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its objective. It is a fundamental policy of the Fund to maintain a stock share price of $1. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal or that it will be able to maintain a constant price of $1 on a continuous basis. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Statement of Additional Information ("SAI") (for information on how to obtain a copy of the Fund's SAI, see the back cover of this prospectus).

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/aig.
 This information will generally remain available until it is replaced by new portfolio holdings information as described above. In addition, upon request the Fund will provide its shareholders with a complete list of its portfolio holdings on a daily basis. To request this information, please call the Adviser at 1-212-770-7000. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

AIG Asset Management (U.S.), LLC is the Adviser. The Adviser's principal place of business is 70 Pine Street, New York, NY 10270. The Adviser was established in 2009 and is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG") and a part of AIG Asset Management. AIG Asset Management comprises a global team of investment professionals that provide investment advice and services to AIG operating companies. The Adviser is the successor to AIG Global Investment Corp., the Fund's previous adviser, which was also an indirect wholly owned subsidiary of AIG, and a part of [AIG Asset Management]. As of June 30, 2009, AIG Asset Management managed approximately $480 billion of AIG affiliated assets, including assets under management by joint ventures and other AIG Asset Management investment adviser subsidiaries, but does not include assets sub-advised by third-party managers. As of December 31, 2009, AIG Investments managed approximately $xx.x billion, of which $xx.x billion relates to client assets. Total assets under management also includes approximately $xx.x billion of AIG affiliated assets, including those under management by joint ventures and certain other AIG investment adviser subsidiaries, but does not include assets sub-advised by third-party managers.

For its investment advisory services, the Adviser is entitled to an annual fee of 0.25% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce 0.215% of its investment advisory fee. In addition, the Adviser has voluntarily agreed to further reduce fees to the extent necessary to ensure that total annual operating expenses do not exceed 0.40% of the Fund's average daily net assets. The Adviser intends to continue its fee reduction until further notice, but may discontinue it at any time. During its most recent fiscal year, the Fund paid x.xx% of its average daily net assets in advisory fees (after fee reductions) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2009.

PURCHASING FUND SHARES
--------------------------------------------------------------------------------

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-249-7445. Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

--------------------------------------------------------------------------------
WHEN CAN YOU PURCHASE SHARES?
--------------------------------------------------------------------------------

SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NYSE AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A "BUSINESS DAY").
--------------------------------------------------------------------------------




---------------------------------------- -------------------------------------- --------------------------------------
                                         OPEN A NEW ACCOUNT                     ADD TO AN EXISTING ACCOUNT
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
MINIMUM INVESTMENT                       $10,000,000                            None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
BY MAIL                                  Complete and sign the application      Mail check with an Invest-By-Mail
                                         form.                                  form detached from account statement.
REGULAR MAIL ADDRESS
                                         Check should be payable to:            Check should be payable to:
Mail to:                                 AIG Money Market Fund - Class A.       AIG Money Market Fund - Class A.
AIG Money Market Fund                    Reference account name and number.     Reference the account name and number.
P.O. Box 219009                          All purchases must be in U.S.          All purchases must be in U.S.
Kansas City, Missouri 64121-9009         dollars, and checks must be drawn on   dollars, and checks must be drawn on
                                         U.S. banks.                            U.S. banks.
[EXPRESS MAIL ADDRESS

DST Systems, Inc. c/o AIG Money Market
Fund 430 West 7th Street Kansas City,
Missouri 64103]
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                                         OPEN A NEW ACCOUNT                     ADD TO AN EXISTING ACCOUNT
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
BY WIRE                                  Please call client services at         Please call client services at
                                         1-800-845-3885 to arrange the wire     1-800-845-3885 to arrange the wire
Wire to                                  transfer.                              transfer.
UMB Bank, N.A.                           The shareholder's name and account     The shareholder's name and account
ABA# 10-10-00695                         number must be specified in the        number must be specified in the wire.
For a/c no. 9870600404                   wire.
Credit AIG Money Market Fund
---------------------------------------- -------------------------------------- --------------------------------------

For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m., Eastern Time and federal funds (readily available funds) must be received before 3:00 p.m., Eastern Time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund does not accept third-party checks, traveler's checks, credit cards, credit card checks, cash, money orders or cashier's checks.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

The Fund reserves the right to reject an account application or a specific purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

HOW THE FUND CALCULATES NAV
--------------------------------------------------------------------------------

The Fund calculates its Net Asset Value ("NAV") per share once each Business Day at 2:00 p.m., Eastern Time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S PORTION OF ALL OF THE NET ASSETS IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES OVER THE TELEPHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.

SELLING FUND SHARES
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business Day by contacting the Fund by mail or telephone at 1-800-249-7445.

Redemption orders received prior to 1:00 p.m., Eastern Time on any Business Day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be reduced by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.

For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The price per share will be the NAV next determined after receipt of the redemption request.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders, the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $10,000,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the involuntary redemptions of shares.

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within the timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares dividends of substantially all of its net investment income (not including capital gains) daily and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

--------------------------------------------------------------------------------
THE "RECORD DATE"

IF YOU OWN FUND SHARES ON THE FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.
--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or takes them in cash.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS

DISTRIBUTIONS YOU RECEIVE FROM THE FUND MAY BE TAXABLE WHETHER OR NOT YOU REINVEST THEM.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about the Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information provided below for the fiscal year ended October 31, 2009 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-249-7445.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED DURING THE PAST FIVE FISCAL YEARS.
--------------------------------------------------------------------------------


                                                            AIG MONEY MARKET FUND - CLASS A SHARES
--------------------------------------------- --------------- --------------- ---------------- -------------- ------------
FOR THE YEARS ENDED OCTOBER 31,                    2009            2008            2007            2006          2005
Net Asset Value, Beginning of Period.......                       $1.00           $ 1.00           $1.00        $ 1.00
Net Investment Income ......................                       0.03            0.05            0.05          0.03
Total from Operations ......................                       0.03            0.05            0.05          0.03
Dividends from Net Investment Income .......                      (0.03)          (0.05)          (0.05)        (0.03)
Total Dividends ............................                      (0.03)          (0.05)          (0.05)        (0.03)
Net Asset Value, End of Period .............                      $1.00            $1.00           $1.00         $1.00
TOTAL RETURN(1) ............................                       2.70%           5.18%           4.72%         2.73%
--------------------------------------------- --------------- --------------- ---------------- -------------- ------------
--------------------------------------------- --------------- --------------- ---------------- -------------- ------------
Net Assets, End of Period (000) ............                    $4,580,528      $1,169,431      $1,193,586    $1,328,558
Ratio of Expenses to Average Net Assets ....                      0.20%            0.21%           0.22%         0.21%
Ratio of Expenses to Average Net Assets                           0.30%            0.31%           0.32%         0.31%
(Excluding Waivers).........................
Ratio of Net Investment Income to Average                         2.33%            5.05%           4.61%         2.71%
Net Assets .................................

(1) Total returns would have been lower had certain fees not been waived by the Adviser, Sub-Distributor and the Administrator.

Note (unaudited): The 7-day current and effective annualized yields, as of October 31, 2009, are x.xx% and x.xx%, respectively. Most current yield information may be obtained by calling 1-800-845-3885 or 1-800-249-7445.

The performance in the above table does not reflect the deduction of taxes on Fund distributions that the shareholder may be requested to pay based on his/her tax bracket.

--------------------------------------------------------------------------------

                         THE ADVISORS' INNER CIRCLE FUND

                              AIG MONEY MARKET FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------

AIG Asset Management (U.S.), LLC
70 Pine Street
New York, New York 10270

DISTRIBUTOR
--------------------------------------------------------------------------------

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania  19456

SUB-DISTRIBUTOR
--------------------------------------------------------------------------------

AIG Equity Sales Corp.
70 Pine Street
New York, New York 10270

LEGAL COUNSEL
--------------------------------------------------------------------------------

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
--------------------------------------------------------------------------------

The Fund's SAI, dated March 1, 2010, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These reports list the Fund's holdings and contain information from the Adviser about strategies and recent market conditions and trends. These reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE:                                Call 1-800-249-7445

BY MAIL:                                     Write to:
                                             AIG Money Market Fund
                                             P.O. Box 219009
                                             Kansas City, Missouri  64121-9009

BY INTERNET:                                 N/A

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

FUND:                                           PROSPECTUS

THE ADVISORS' INNER CIRCLE FUND                    AIG MONEY MARKET FUND

PORTFOLIO:                                                CLASS A

AIG MONEY MARKET FUND                                    [AIG LOGO]

ADVISER:                                                 ADVISED BY

AIG ASSET MANAGEMENT (U.S.), LLC               AIG ASSET MANAGEMENT (U.S.), LLC

DISTRIBUTOR:

SEI INVESTMENTS DISTRIBUTION CO.

SUB-DISTRIBUTOR:

AIG EQUITY SALES CORP.

ADMINISTRATOR:

SEI INVESTMENTS GLOBAL FUNDS SERVICES

LEGAL COUNSEL:

MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

PRICEWATERHOUSECOOPERS LLP

MARCH 1, 2010
For Automated Fund Information call:
1-800-845-3885


AIG-PS-001-1500

                         THE ADVISORS' INNER CIRCLE FUND



                              EDGEWOOD GROWTH FUND

                                   PROSPECTUS
                                  MARCH 1, 2010

                    INSTITUTIONAL SHARES TICKER SYMBOL: EGFIX
                       RETAIL SHARES TICKER SYMBOL: EGFFX

                               INVESTMENT ADVISER:
                             EDGEWOOD MANAGEMENT LLC

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THIS PROSPECTUS

The Edgewood Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

     FUND SUMMARY - INSTITUTIONAL SHARES.................................X

         INVESTMENT OBJECTIVE............................................X

         FUND FEES AND EXPENSES..........................................X

         PRINCIPAL INVESTMENT STRATEGIES.................................X

         PRINCIPAL RISKS OF INVESTING IN THE FUND........................X

         PERFORMANCE INFORMATION.........................................X

         INVESTMENT ADVISER..............................................X

         PORTFOLIO MANAGERS..............................................X

         PURCHASE AND SALE OF FUND SHARES................................X

         TAX INFORMATION.................................................X

         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL

         INTERMEDIARIES..................................................X

     FUND SUMMARY - RETAIL SHARES........................................X

         INVESTMENT OBJECTIVE............................................X

         FUND FEES AND EXPENSES..........................................X

         PRINCIPAL INVESTMENT STRATEGIES.................................X

         PRINCIPAL RISKS OF INVESTING IN THE FUND........................X

         PERFORMANCE INFORMATION.........................................X

         INVESTMENT ADVISER..............................................X

         PORTFOLIO MANAGERS..............................................X

         PURCHASE AND SALE OF FUND SHARES................................X

         TAX INFORMATION.................................................X

         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL

         INTERMEDIARIES..................................................X

     MORE INFORMATION ABOUT RISK.........................................X

     MORE INFORMATION ABOUT FUND INVESTMENTS.............................X

     INFORMATION ABOUT PORTFOLIO HOLDINGS................................X

     MORE INFORMATION ABOUT THE INVESTMENT ADVISER.......................X

     INVESTMENT TEAM.....................................................X

     PURCHASING AND SELLING FUND SHARES..................................X

     DISTRIBUTION OF FUND SHARES.........................................X

     SHAREHOLDER SERVICING ARRANGEMENTS..................................X

     PAYMENTS TO FINANCIAL INTERMEDIARIES................................X

     OTHER POLICIES......................................................X

     DIVIDENDS AND DISTRIBUTIONS.........................................X

     TAXES...............................................................X

     FINANCIAL HIGHLIGHTS................................................X

     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND..............BACK COVER

EDGEWOOD GROWTH FUND - INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                                       INSTITUTIONAL
                                                                                           SHARES
------------------------------------------------------------------------------------- -----------------
------------------------------------------------------------------------------------- -----------------
Management Fees                                                                            1.00%
------------------------------------------------------------------------------------- -----------------
------------------------------------------------------------------------------------- -----------------
Other Expenses                                                                             X.XX%
------------------------------------------------------------------------------------- -----------------
------------------------------------------------------------------------------------- -----------------
Acquired Fund Fees and Expenses                                                            X.XX%
                                                                                           -----
------------------------------------------------------------------------------------- -----------------
------------------------------------------------------------------------------------- -----------------
Total Annual Fund Operating Expenses(1)                                                    X.XX%
                                                                                           -----
------------------------------------------------------------------------------------- -----------------
------------------------------------------------------------------------------------- -----------------
Less Fee Reductions and/or Expense Reimbursements                                          X.XX%
                                                                                           -----
------------------------------------------------------------------------------------- -----------------
------------------------------------------------------------------------------------- -----------------
Net Operating Expenses (1)(,)(2)                                                           X.XX%
------------------------------------------------------------------------------------- -----------------


(1) "Total Annual Fund Operating Expenses" and "Net Operating Expenses" in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(2) Edgewood Management LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Fund's Total Annual Fund Operating Expenses and 1.00% for Institutional Shares to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. Net Operating Expenses shown include X.XX% of Acquired Fund Fees and Expenses.

         EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR            3 YEARS          5 YEARS         10 YEARS
                $xx              $xx(1)           $xx(1)           $xx(1)
         (1)  For periods after the first year, figures are based on the Fund's
              Total Annual Operating Expenses, which do not reflect fee reductions or expense reimbursements.

         PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Edgewood Management LLC (the "Adviser") believes are quality companies with stock that offer the potential for future price appreciation.

In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the Russell 1000 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product ("GDP"). The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or if the security demonstrates earnings disappointments.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or if the security demonstrates earnings disappointments.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.edgewoodfunds.com or by calling 1-800-791-4226.

This bar chart shows how the performance of the Fund's Institutional Shares has varied from calendar year to calendar year.

                   2007                   21.52%
                   2008                  (39.14)%
                   2009                     XX%

               BEST QUARTER                WORST QUARTER
                   XX%                         XX%
                (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares. After-tax returns for Retail Shares will vary.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.] [SEI TO CONFIRM]

                                                                                1 YEAR           SINCE INCEPTION
                                                                                                   (2/28/2006)
--------------------------------------------------------------------------- ---------------- ------------------------
--------------------------------------------------------------------------- ---------------- ------------------------
FUND RETURN BEFORE TAXES                                                        XX.XX%               XX.XX%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                                        XX.XX%               XX.XX%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                XX.XX%               XX.XX%
RUSSELL 1000 GROWTH INDEX 1 RETURN (REFLECTS NO DEDUCTION FOR FEES,             XX.XX%               XX.XX%
    EXPENSES, OR TAXES)
(1)  The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values.

INVESTMENT ADVISER

Edgewood Management LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Alan W. Breed, President, joined the Adviser in 1998.

Mr. Lawrence G. Creel, Partner, joined the Adviser in 1997.

Mr. Scott Edwardson, Senior Research Analyst, joined the Adviser in 2000.

Mr. Alex Farman-Farmaian, Vice Chairman and Member of the Board of Managers, joined the Adviser in 2006.

Mr. Peter Jennison, Member of the Board of Managers, joined the Adviser in 2000.

Mr. Jim Robillard, Senior Research Analyst, joined the Adviser in 2004.

Mr. Kevin R. Seth, Partner joined the Adviser in 1995.

Mr. Nicholas A. Stephens, CFA, Partner joined the Adviser in 1993.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. To meet the Fund's minimum account requirements for Institutional Shares, you will generally need to rollover assets from an existing IRA account. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

EDGEWOOD GROWTH FUND - RETAIL SHARES

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                 RETAIL SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                                                      1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                            0.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses(1)                                                    X.XX%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                      X.XX%
                                                                     -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                              X.XX%
                                                                     -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                    X.XX%
                                                                     -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Operating Expenses 2, (3)                                        X.XX%
--------------------------------------------------------------------------------
(1)  "Other Expenses" include shareholder servicing fees of 0.25%.
(1) "Total Annual Fund Operating Expenses" and "Net Operating Expenses" in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(2) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's Retail Shares' average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Fund's Total Annual Fund Operating Expenses and 1.50% for Retail to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. Net Operating Expenses shown include X.XX% of Acquired Fund Fees and Expenses.

         EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR            3 YEARS          5 YEARS         10 YEARS
                $xx              $xx(1)           $xx(1)           $xx(1)
         (1)  For periods after the first year, figures are based on the Fund's
              Total Annual Operating Expenses, which do not reflect fee reductions or expense reimbursements.

         PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Adviser believes are quality companies with stock that offer the potential for future price appreciation.

In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the Russell 1000 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product ("GDP"). The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or if the security demonstrates earnings disappointments.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.edgewoodfunds.com or by calling 1-800-791-4226.

This bar chart shows how the performance of the Fund's Retail Shares has varied from calendar year to calendar year.

                        2007                   21.13%
                        2008                  (39.90)%
                        2009                   XX.XX%

                  BEST QUARTER                WORST QUARTER
                        XX%                         XX%
                   (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Retail Shares. After-tax returns for Institutional Shares will vary.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][SEI TO CONFIRM]

                                                                                    1 YEAR        SINCE INCEPTION
                                                                                                    (2/28/2006)
-------------------------------------------------------------------------------- -------------- ---------------------
-------------------------------------------------------------------------------- -------------- ---------------------
FUND RETURNS BEFORE TAXES                                                           XX.XX%             XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                           XX.XX%             XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                   XX.XX%             XX.XX%
RUSSELL 1000 GROWTH INDEX 1 RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,       XX.XX%             XX.XX%
    OR TAXES)
(1)  The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values.

INVESTMENT ADVISER

Edgewood Management LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Alan W. Breed, President, joined the Adviser in 1998.

Mr. Lawrence G. Creel, Partner, joined the Adviser in 1997.

Mr. Scott Edwardson, Senior Research Analyst, joined the Adviser in 2000.

Mr. Alex Farman-Farmaian, Vice Chairman and Member of the Board of Managers, joined the Adviser in 2006.

Mr. Peter Jennison, Member of the Board of Managers, joined the Adviser in 2000.

Mr. Jim Robillard, Senior Research Analyst, joined the Adviser in 2004.

Mr. Kevin R. Seth, Partner joined the Adviser in 1995.

Mr. Nicholas A. Stephens, CFA, Partner joined the Adviser in 1993.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $3,000 ($2,000 for individual retirement accounts ("IRAs")). The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-800-791-4226.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments (including direct investments as well as through ADRs) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is to provide long-term growth of capital. This investment objective may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. In the event that the Adviser determines that securities meeting the Fund's investment objectives are not readily available for purchase, the Fund may hold uninvested assets in cash or money market instruments in order to maintain liquidity. In addition, during unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of total return.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Fund generally publishes a complete alphabetical list of its portfolio holdings on a quarterly basis, forty-five (45) days after the end of the quarter. The portfolio information described above can be found on the internet at http://aicfundholdings.com/edgewood. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


MORE INFORMATION ABOUT THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

Edgewood Management LLC is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser's principal place of business is located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net expenses for Retail Shares and Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% and 1.00%, respectively, of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.50% and 1.00% for Retail and Institutional Shares, respectively, to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three year period. For the fiscal year ended October 31, 2009, the Fund paid x.xx% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

INVESTMENT TEAM

The Edgewood Growth Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served on the portfolio management team of the Fund since its inception.

Mr. Alan W. Breed has served as President of the Adviser since June 1998, after serving as a Managing Director from January 1994 to June 1998. Mr. Breed has more than 25 years of investment experience.

Mr. Lawrence G. Creel has served as Partner of the Adviser since February 1997. Mr. Creel has more than 25 years of investment experience.

Mr. Scott Edwardson has served as Senior Research Analyst of the Adviser since May 2000. Mr. Edwardson has more than 8 years of investment experience.

Mr. Alex Farman-Farmaian has served as Vice Chairman and Member of the Board of Managers of the Adviser since January 2006. Prior to joining the Adviser, Mr. Farman-Farmaian served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from June 1986 through January 2006. Mr. Farman-Farmaian has more than 22 years of investment experience.

Mr. Peter Jennison has served as a Member of the Board of Managers of the Adviser since January 2006. Prior to joining the Adviser, Mr. Jennison served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from 1989 through January 2006. Mr. Jennison has more than 24 years of investment experience.

Mr. Jim Robillard has served as Senior Research Analyst of the Adviser since July 2004. Prior to joining the Adviser, Mr. Robillard attended the University of Chicago Graduate School of Business from August 2002 to June 2004. Mr. Robillard has more than 11 years of investment experience.

Mr. Kevin R. Seth has served as Partner of the Adviser since February 1995. Mr. Seth has more than 27 years of investment experience.

Mr. Nicholas A. Stephens, CFA, has served as Partner of the Adviser since January 1993. Mr. Stephens has more than 24 years of investment experience.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to purchase and sell (sometimes called "redeem") Retail and Institutional Shares of the Fund.

Retail Shares of the Fund are principally designed for purchase by individual investors. Institutional Shares of the Fund are principally designed for purchase by institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-791-4226.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

         REGULAR MAIL ADDRESS
         Edgewood Growth Fund
         P.O. Box 219009
         Kansas City, MO 64121-9009

         EXPRESS MAIL ADDRESS
         DST Systems, Inc.
         c/o Edgewood Growth Fund
         430 West 7th Street
         Kansas City, MO 64105

BY WIRE

         To open an account by wire, call 1-800-791-4226 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

         UMB Bank, N.A.
         ABA#: 101000695
         Edgewood Growth Fund
         DDA# 9870523965
         Ref: account number/account name

RETAIL SHARES -- BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR
ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: Edgewood Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
DST Systems, Inc. c/o Edgewood Growth Fund, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund is provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider any relevant information related to the securities, such as the performance of securities on their primary exchanges, foreign currency appreciation/depreciation or securities market movements in the United States.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

EDGEWOOD GROWTH FUND                      TICKER SYMBOL                   CUSIP                     FUND CODE
---------------------------------- ---------------------------- --------------------------- ---------------------------
---------------------------------- ---------------------------- --------------------------- ---------------------------
Retail Shares                                 EGFFX                     0075W0742                      2130
---------------------------------- ---------------------------- --------------------------- ---------------------------
Institutional Shares                          EGFIX                     0075W0759                      2131


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price will be the NAV next determined after the Fund receives your request.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o        The Fund name;

     o        The account number;

     o        The dollar amount or number of shares you wish to redeem;

     o        The account name(s); and

     o        The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

         REGULAR MAIL ADDRESS
         Edgewood Growth Fund
         P.O. Box 219009
         Kansas City, MO 64121-9009

         EXPRESS MAIL ADDRESS
         DST Systems, Inc.
         c/o Edgewood Growth Fund
         430 West 7th Street
         Kansas City, MO 64105

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-800-791-4226 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

RETAIL SHARES -- BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Shares that allows the Fund to pay distribution fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Shares is 0.25% of the average daily net assets of the Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan for Retail Shares that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities does not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

      o Shareholders are restricted from making more than four "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund.

Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; and/or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income and distributions of long-term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional and Retail Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-791-4226.

                                                  ---------------------------------------------------------------------
                                                                          Edgewood Growth Fund
------------------------------------------------- ---------------- ----------------- ----------------- ----------------
                                                    Year Ended        Year Ended        Year Ended      Period Ended
                                                    October 31,    October 31, 2008  October 31, 2007    October 31,
                                                       2009                                                2006(2)
                                                  ---------------- ----------------- ----------------- ----------------
Net Asset Value, Beginning of Period............                        $13.61            $10.48           $10.00
Income from Operations:
   Net Investment Loss(5) ......................                        (0.05)            (0.01)           (0.03)
   Net Realized and Unrealized Gain (Loss)......                        (4.91)             3.14             0.51
                                                                        ------             ----             ----
      Total from Operations.....................                        (4.96)             3.13             0.48
                                                                        ------             ----             ----
Distributions
   Net Realized Gain                                                    (0.20)             ---               ---
                                                                        ------             ---               ---
   Net Asset Value, End of Period ..............                        $8.45             $13.61           $10.48
                                                                        =====             ======           ======
Total Return(1).................................                       (36.93)%           29.87%            4.80%
                                                                       ========           ======            =====
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)........                       $448,470          $114,512          $24,108
   Ratio of Expenses to Average Net Assets......                        1.00%             1.00%           1.00%(3)
   Ratio of Expenses to Average Net                                     1.20%             1.75%           3.36%(3)
   Assets(Excluding Waivers/Reimbursements) ....
   Ratio of Net Investment Loss to Average Net                         (0.44)%           (0.07)%         (0.50)% (3)
   Assets.......................................
   Portfolio Turnover Rate......................                         86%               64%             33%(4)

-------------------------------
(1) Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(2)  Commenced operations on February 28, 2006. (3) Annualized. (4) Not
     Annualized.
(5)  Calculated using average shares. Amounts designated as "-" are $0.

                                                  --------------------------------------------------------------------
                                                                         Edgewood Growth Fund
                                                                            (Retail Shares)
------------------------------------------------- ---------------- ----------------- ---------------- ----------------
                                                    Year Ended        Year Ended       Year Ended      Period Ended
                                                    October 31,    October 31, 2008    October 31,      October 31,
                                                       2009                               2007            2006(2)
                                                  ---------------- ----------------- ---------------- ----------------
Net Asset Value, Beginning of Period............                        $13.53           $10.45           $10.00
Income from Operations:
   Net Investment Loss(5).......................                        (0.09)           (0.08)           (0.06)
   Net Realized and Unrealized Gain (Loss)......                        (4.93)            3.16             0.51
                                                                        ------            ----             ----
      Total from Operations.....................                        (5.02)            3.08             0.45
                                                                        ------            ----             ----
Distributions
   Net Realized Gains                                                   (0.20)             ---              ---
                                                                        ======             ===              ===
   Net Asset Value, End of Period ..............                        $8.31            $13.53           $10.45
                                                                        =====            ======           ======
Total Return(1).................................                       (37.60)%          29.47%            4.50%
                                                                       ========          ======            =====
   Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)........                       $16,769            $739            $19(3)
   Ratio of Expenses to Average Net Assets......                        1.50%             1.50%          1.50%(3)
   Ratio of Expenses to Average Net                                     1.70%             1.95%          66.15%(3)
   Assets(Excluding Waivers/Reimbursements).....
   Ratio of Net Investment Loss to Average Net                         (0.83)%           (0.65)%        (0.93)% (3)
   Assets.......................................
   Portfolio Turnover Rate......................                         86%               64%            33%(4)

--------------------------------
(1) Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(2)  Commenced operations on February 28, 2006. (3) Annualized. (4) Not
     Annualized.
(5)  Calculated using average shares. Amounts designated as "-" are $0.

                         THE ADVISORS' INNER CIRCLE FUND

                              EDGEWOOD GROWTH FUND

INVESTMENT ADVISER
Edgewood Management LLC
350 Park Avenue, 18th Floor
New York, New York 10022-6057

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Adviser about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI OR ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE:              1-800-791-4226

BY MAIL:                   Edgewood Growth Fund
                           P.O. Box 219009
                           Kansas City, MO 64121-9009

BY INTERNET:               www.edgewoodfunds.com

FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

EMC-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS
                                  MARCH 1, 2010

                                 FMC SELECT FUND

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.






  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The FMC Select Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                           PAGE
FUND SUMMARY..................................................................X
    INVESTMENT OBJECTIVE......................................................X
    FUND FEES AND EXPENSES....................................................X
    PRINCIPAL INVESTMENT STRATEGY.............................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
    PERFORMANCE INFORMATION...................................................X
    INVESTMENT ADVISER........................................................X
    PORTFOLIO MANAGER.........................................................X
    PURCHASE AND SALE OF FUND SHARES..........................................X
    TAX INFORMATION...........................................................X
MORE INFORMATION ABOUT RISK...................................................X
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................X
INFORMATION ABOUT PORTFOLIO HOLDINGS..........................................X
INVESTMENT ADVISER............................................................X
PORTFOLIO MANAGER.............................................................X
PURCHASING AND SELLING FUND SHARES............................................X
OTHER POLICIES................................................................X
DIVIDENDS AND DISTRIBUTIONS...................................................X
TAXES.........................................................................X
FINANCIAL HIGHLIGHTS..........................................................X
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND........................Back Cover

FMC SELECT FUND

INVESTMENT OBJECTIVE

Total return, principally through capital appreciation and, to a limited degree, through current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------- ----------------
Management Fees                                         0.80%
------------------------------------------------------- ----------------
------------------------------------------------------- ----------------
Other Expenses                                          x.xx%
------------------------------------------------------- ----------------
------------------------------------------------------- ----------------
Total Annual Fund Operating Expenses                    x.xx%
------------------------------------------------------- ----------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be different, based on these assumptions your costs would be:

---------------------------- -------------------------- -------------------------- --------------------------
          1 YEAR                      3 YEARS                    5 YEARS                   10 YEARS
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
            $XX                         $XX                        $XX                        $XX
---------------------------- -------------------------- -------------------------- --------------------------

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells NYSE-listed securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Higher transaction costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in common stocks of U.S. companies with medium to large market capitalizations (in excess of $1 billion). The Fund's investment approach, with its emphasis on equity securities, has as its objective total return, principally through capital appreciation and, to a limited degree, through current income. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). First Manhattan Co. ("FMC" or the "Adviser") expects that the Fund's investments in foreign companies will normally represent less than 20% of the Fund's assets.

In selecting equity securities for the Fund, the Adviser emphasizes companies with strong balance sheets, above average returns on equity and businesses that the Adviser believes it understands. The Adviser will also consider dividends paid by particular issuers when selecting the Fund's investments. The Fund may invest in companies where not all of these factors may be present, but where the Adviser believes a company's shares are selling at a market price below their intrinsic value.

The Fund intends to buy and hold equity securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or if there is a fundamental change in an issuer's outlook.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of equity securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies (other than ADRs) are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund is also subject to the risk that its investment approach may perform differently than other funds which target a specific equity market segment or that invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to July 1, 2007, the Fund's investment strategy also included investing a targeted allocation range of its assets in fixed income securities in addition to investments in equity securities; therefore, the performance shown below may have differed had the Fund's current investment strategy been in effect during those periods. Updated performance information is available by calling the Fund at 1-877-362-4099.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                    2000                        17.91%
                    2001                        11.38%
                    2002                       (9.11%)
                    2003                        23.17%
                    2004                        10.98%
                    2005                         2.23%
                    2006                        10.79%
                    2007                         2.63%
                    2008                       (33.99%)
                    2009                             %

                BEST QUARTER                WORST QUARTER
                  XX.XX%                       (XX.XX%)
                (XX/XX/XX)                   (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]


                                                                      1 YEAR       5 YEARS      10 YEARS
------------------------------------------------------------------ ------------- ------------- ------------
------------------------------------------------------------------ ------------- ------------- ------------
FUND RETURNS BEFORE TAXES                                             (XX%)         (XX%)          XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                             (XX%)         (XX%)          XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES     (XX%)         (XX%)          XX%
S&P 500 INDEX RETURNS (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES)(1)                                            (XX%)         (XX%)         (XX%)

(1) The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

INVESTMENT ADVISER

First Manhattan Co. serves as investment adviser to the Fund.

PORTFOLIO MANAGER

The Fund is managed by Bernard C. Groveman, CFA, Senior Managing Director and Portfolio Manager, who joined FMC in 1985.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase made through an individual retirement account ("IRA"), you must invest at least $10,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts in its sole discretion. In addition, these minimum purchase requirements may be reduced or waived by the Fund's distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor. The Adviser has entered into a sub-distribution agreement with the distributor.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange is open by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings, the size of the single security, and the amount of the change in value.

EQUITY RISK - Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities in which a mutual fund invests will cause the Fund's net asset value per share ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies, including direct investments as well as ADRs, can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or higher income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus).

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

FMC serves as investment adviser to the Fund. FMC's principal place of business is located at 437 Madison Avenue, New York, NY 10022-7001. FMC has provided professional investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2009, FMC had approximately $XX billion in assets under management. For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 0.80% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.10% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the fiscal year ended October 31, 2009, FMC received advisory fees of X.XX% of the Fund's average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGER

Bernard C. Groveman, CFA, is a Senior Managing Director and portfolio manager with the Adviser. He has managed or co-managed the Fund since the Fund commenced operations in 1995. He has more than 26 years of investment experience. Prior to joining the Adviser in 1985, Mr. Groveman worked at CS First Boston and Lehman Brothers Kuhn Loeb.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section explains how you may purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund's shares are intended to be held by individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-877-FMC-4099 (1-877-362-4099).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

BY MAIL

REGULAR MAIL ADDRESS

FMC Select Fund
P.O. Box 219009
Kansas City, MO  64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc.
c/o FMC Select Fund
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-877-FMC-4099 (1-877-362-4099) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, NA
ABA #101000695
FMC Funds
DDA Account #9870601087
Ref: account number/account name

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, including FMC. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. In general, you will also have to address your correspondence or questions regarding the Fund to your broker or institution.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Busniess Day's NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than what the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

---------------------------------------- -------------------------- --------------------- -------------------
               FUND NAME                       TICKER SYMBOL               CUSIP              FUND CODE
---------------------------------------- -------------------------- --------------------- -------------------
---------------------------------------- -------------------------- --------------------- -------------------
            FMC Select Fund                         N/A                  00758M758               207
---------------------------------------- -------------------------- --------------------- -------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

BY MAIL

To redeem shares by mail, you may contact the Fund directly at: FMC Select Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: DST Systems, Inc. c/o FMC Select Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

    o  The Fund name;
    o  The account number;
    o  The dollar amount or number of shares you wish to redeem;
    o  The account name(s); and
    o  The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (which may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred as a result of following telephone instructions that it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter excessive trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts known to be under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than two "round trips" into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the

Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight both the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and may be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authorities. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of a redemption if the Fund is required to withhold such proceeds.

Dividends and Distributions

The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distributions.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the dates of the distributions. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that may affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains) other than distributions of qualified dividend income are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2007, 2008 and 2009 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior years has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-FMC-4099 (1-877-362-4099).

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

FOR THE YEARS ENDED OCTOBER 31,                                      FMC SELECT FUND

                                                 2009        2008         2007         2006         2005
NET ASSET VALUE, BEGINNING OF YEAR                          $24.09       $22.22       $20.78       $20.36
                                                            ------       ------       ------       ------
   Net Investment Income                                    0.08(1)      0.17(1)      0.23(1)      0.21(1)
   Realized and Unrealized Gain (Loss) on
     Investments                                            (7.63)        2.32         2.07         1.08
   Total from Operations                                    (7.55)        2.49         2.30         1.29
   Dividends from Net Investment Income                     (0.09)       (0.18)       (0.23)       (0.21)
    Distributions from Realized Gains                       (0.42)       (0.44)       (0.63)       (0.66)
                                                            ------       ------       ------       ------
    Total Dividends and Distributions                       (0.51)       (0.62)       (0.86)       (0.87)
                                                            ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR                                $16.03       $24.09       $22.22       $20.78
                                                            ======       ======       ======       ======
TOTAL RETURN(2)                                            (31.94%)      11.39%       11.33%        6.30%
Net Assets, End of Year (000)                              $191,141     $315,534     $298,904     $279,779
Ratio of Expenses to Average Net Assets                      0.99%        0.98%        1.00%        1.02%
Ratio of Net Investment Income to Average
Net Assets                                                   0.39%        0.71%        1.07%        0.97%
Portfolio Turnover Rate                                       17%          19%          13%          18%

(1)  Per share calculations were performed using average shares for the period.
(2) Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                         THE ADVISORS' INNER CIRCLE FUND

                                 FMC SELECT FUND

INVESTMENT ADVISER

First Manhattan Co.
437 Madison Avenue
New York, New York 10022-7001

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about The Advisors' Inner Circle Fund and the FMC Select Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  1-877-FMC-4099 (1-877-362-4099)

BY MAIL:  Write to us at:
FMC Select Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009 Kansas City, Missouri 64121-9009

BY INTERNET: www.firstmanhattan.com (Prospectus, Annual and Semi-Annual Reports and Schedule of Investments only)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

FMC-PS-xxx-xxxx

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                            FMC STRATEGIC VALUE FUND

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The FMC Strategic Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                         PAGE
FUND SUMMARY................................................................X
    INVESTMENT OBJECTIVE....................................................X
    FUND FEES AND EXPENSES..................................................X
    PRINCIPAL INVESTMENT STRATEGY...........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND................................X
    PERFORMANCE INFORMATION.................................................X
    INVESTMENT ADVISER......................................................X
    PORTFOLIO MANAGER.......................................................X
    PURCHASE AND SALE OF FUND SHARES........................................X
    TAX INFORMATION.........................................................X
MORE INFORMATION ABOUT RISK.................................................X
MORE INFORMATION ABOUT FUND INVESTMENTS.....................................X
INFORMATION ABOUT PORTFOLIO HOLDINGS........................................X
INVESTMENT ADVISER..........................................................X
PORTFOLIO MANAGER...........................................................X
PURCHASING AND SELLING FUND SHARES..........................................X
OTHER POLICIES..............................................................X
DIVIDENDS AND DISTRIBUTIONS.................................................X
TAXES.......................................................................X
FINANCIAL HIGHLIGHTS........................................................X
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND......................Back Cover

FMC STRATEGIC VALUE FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-------------------------------------------------------- ----------------------
Management Fees                                                  1.00%
-------------------------------------------------------- ----------------------
-------------------------------------------------------- ----------------------
Other Expenses                                                   x.xx%
-------------------------------------------------------- ----------------------
-------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses                                  X.XX%
                                                                 -----
-------------------------------------------------------- ----------------------
-------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses(1)                          X.XX %
                                                                 -----
-------------------------------------------------------- ----------------------
-------------------------------------------------------- ----------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be different, based on these assumptions your costs would be:

           1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $XXX              $XXX             $XXX             $X,XXX

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells NYSE-listed securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Higher transaction costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $250 million and $5 billion) that First Manhattan Co. ("FMC" or the "Adviser") believes are selling at a market price below their true value and offer the potential to increase in value. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 20% of the Fund's assets.

In selecting investments for the Fund, the Adviser focuses on companies in industries and sectors about which the Adviser believes it has a substantial understanding. The Adviser also seeks to invest Fund assets in securities of companies where the Adviser has identified a catalyst which could have a significant positive impact on the market price of the company's stock. The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or there is a fundamental change in a company's outlook.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not ensured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies (other than ADRs) are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

SMALL- AND MEDIUM- CAPITALIZATION RISK - The smaller capitalization companies that the Fund typically invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, smaller capitalization stocks may be more volatile than larger capitalization stocks. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that the small and medium capitalization value stocks in its portfolio may perform differently than the assets held by other funds which target a specific equity market segment or that invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-877-362-4099.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                          2000                          30.08%
                          2001                          15.99%
                          2002                           1.96%
                          2003                          29.26%
                          2004                          19.68%
                          2005                          11.39%
                          2006                          23.22%
                          2007                         (2.48%)
                          2008                        (36.97%)
                          2009                               %

                      BEST QUARTER              WORST QUARTER
                         XX.XX%                    (XX.XX%)
                       (XX/XX/XX)                 (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the Russell 2000 Value Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRM]

                                                                    1 YEAR        5 YEARS       10 YEARS
---------------------------------------------------------------- -------------- ------------- --------------
FUND RETURNS BEFORE TAXES                                          (XX.XX%)        X.XX%          X.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                          (XX.XX%)       (X.XX%)         X.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES                                                          (XX.XX%)        X.XX%          X.XX%
RUSSELL 2000 VALUE INDEX RETURNS (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES, OR TAXES)(1)                                    (XX.XX%)        X.XX%          X.XX%
                                                                   ------          ----           ----

1 The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies with lower growth rates and price-to-book ratios.

INVESTMENT ADVISER

First Manhattan Co. serves as investment adviser to the Fund.

PORTFOLIO MANAGER

The Fund is managed by Edward I. Lefferman, CFA, Senior Managing Director and Portfolio Manager, who joined FMC in 1984.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase made through an individual retirement account ("IRA"), you must invest at least $10,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts in its sole discretion. In addition, these minimum purchase requirements may be reduced by the Fund's distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor. The Adviser has entered into a sub-distribution agreement with the distributor.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-363-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money, and using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings, the size of the single security, and the amount of the change in value.

EQUITY RISK - Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities in which a mutual fund invests will cause the Fund's net asset value per share ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies, including direct investments as well as ADRs, can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus).

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

FMC serves as investment adviser to the Fund. FMC's principal place of business is located at 437 Madison Avenue, New York, NY 10022-7001. FMC has provided professional investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2009, FMC had approximately $XX billion in assets under management. For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the fiscal year ended October 31, 2009, FMC received advisory fees of X.XX% of the Fund's average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGER

Edward I. Lefferman, CFA is a Senior Managing Director and portfolio manager with the Adviser. He has been with the Adviser since 1984 and has managed the Fund since it commenced operations. Mr. Lefferman has more than 41 years of investment experience. Prior to joining the Adviser, Mr. Lefferman served as a senior research analyst at Lehman Brothers.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section explains how you may purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund's shares are intended to be held by individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-877-FMC-4099 (1-877-362-4099).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

BY MAIL

REGULAR MAIL ADDRESS

FMC Strategic Value Fund
P.O. Box 219009
Kansas City, MO  64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc.
c/o FMC Strategic Value Fund
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, first call 1-877-FMC-4099 (1-877-362-4099) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, NA
ABA #101000695
FMC Funds
DDA Account #987060187
Ref: account number/account name

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, including FMC. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. In general, you will also have to address your correspondence or questions regarding the Fund to your broker or institution.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Busniess Day's NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than what the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

FUND CODES

The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

------------------------------------ ------------------------- --------------------- -------------------
          FUND NAME                       TICKER SYMBOL               CUSIP              FUND CODE
------------------------------------ ------------------------- --------------------- -------------------
------------------------------------ ------------------------- --------------------- -------------------
   FMC Strategic Value Fund                    N/A                  00758M642               248
------------------------------------ ------------------------- --------------------- -------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

BY MAIL

To redeem shares by mail, you may contact the Fund directly at: FMC Select Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: DST Systems, Inc. c/o FMC Select Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

    o  The Fund name;
    o  The account number;
    o  The dollar amount or number of shares you wish to redeem;
    o  The account name(s); and
    o  The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (which may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred as a result of following telephone instructions that it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in small- or mid-cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to excessive trading may impact the market prices of such relatively thinly traded securities held by the Fund.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter excessive trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts known to be under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than two "round trips" into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight both the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and may be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authorities. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of a redemption if the Fund is required to withhold such proceeds.

Dividends and Distributions

The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distributions.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the dates of the distributions. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that may affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains) other than distributions of qualified dividend income are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2007, 2008 and 2009 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior years has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-FMC-4099 (1-877-362-4099).


FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED OCTOBER 31,                                  FMC STRATEGIC VALUE FUND

                                                   2009         2008        2007        2006        2005
NET ASSET VALUE, BEGINNING OF YEAR                             $25.15      $23.59      $20.25      $18.36
                                                               ------      ------      ------      ------
   Net Investment Income(1)                                     0.05        0.18        0.14        0.08
   Realized and Unrealized Gain (Loss) on
     Investments                                               (8.75)       2.80        4.13        2.90
   Total from Operations                                       (8.70)       2.98        4.27        2.98
   Distributions from Net Investment Income                    (0.07)      (0.19)      (0.13)      (0.18)
   Distributions from Realized Gains                           (1.40)      (1.23)      (0.80)      (0.91)
                                                               ------      ------      ------      ------
   Total Dividends and Distributions                           (1.47)      (1.42)      (0.93)      (1.09)
                                                               ------      ------      ------      ------
 NET ASSET VALUE, END OF YEAR                                  $14.98      $25.15      $23.59      $20.25
                                                               ======      ======      ======      ======
TOTAL RETURN(2)                                               (36.30%)     12.98%      21.71%      16.70%
Net Assets, End of Year (000)                                 $165,210    $268,658    $197,940    $125,344
Ratio of Expenses to Average Net Assets                        1.18%       1.18%       1.22%       1.25%
Ratio of Net Investment Income to Average Net
Assets                                                         0.25%       0.74%       0.64%       0.42%
Portfolio Turnover Rate                                         30%         20%         19%         13%

(1)  Per share calculations were performed using average shares for the period.
(2) Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "-" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND

                            FMC STRATEGIC VALUE FUND

INVESTMENT ADVISER

First Manhattan Co.
437 Madison Avenue
New York, New York 10022-7001

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about The Advisors' Inner Circle Fund and the FMC Strategic Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  1-877-FMC-4099 (1-877-362-4099)

BY MAIL: Write to us at:
FMC Strategic Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009 Kansas City, Missouri 64121-9009

BY INTERNET: www.firstmanhattan.com (Prospectus, Annual and Semi-Annual Reports and Schedule of Investments only)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

FMC-PS-xxx-xxxx

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS
                                  MARCH 1, 2010

                       HAVERFORD QUALITY GROWTH STOCK FUND

                              TICKER SYMBOL: HAVGX

                               INVESTMENT ADVISER:
                       HAVERFORD FINANCIAL SERVICES, INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Haverford Quality Growth Stock Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                         PAGE
FUND SUMMARY................................................................X
    INVESTMENT OBJECTIVE....................................................X
    FUND FEES AND EXPENSES..................................................X
    PRINCIPAL INVESTMENT STRATEGY...........................................X
    PRINCIPAL RISKS.........................................................X
    PERFORMANCE INFORMATION.................................................X
    INVESTMENT ADVISER......................................................X
    PORTFOLIO MANAGERS......................................................X
    PURCHASE AND SALE OF FUND SHARES........................................X
    TAX INFORMATION.........................................................X
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
         INTERMEDIARIES.....................................................X
MORE INFORMATION ABOUT FUND INVESTMENTS.....................................X
MORE INFORMATION ABOUT RISK.................................................X
INFORMATION ABOUT PORTFOLIO HOLDINGS........................................X
INVESTMENT ADVISER..........................................................X
PORTFOLIO MANAGERS..........................................................X
HISTORICAL PERFORMANCE DATA OF THE ADVISER..................................X
PURCHASING AND SELLING FUND SHARES..........................................X
OTHER POLICIES..............................................................X
SHAREHOLDER SERVICING ARRANGEMENTS..........................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES........................................X
DIVIDENDS AND DISTRIBUTIONS.................................................X
TAXES.......................................................................X
FINANCIAL HIGHLIGHTS........................................................X
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND......................Back Cover

HAVERFORD QUALITY GROWTH STOCK FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ..................................................................        0.60%
Other Expenses....................................................................         xx%
Acquired Fund Fees and Expenses...................................................         xx%
                                                                                      ------------
Total Annual Fund Operating Expenses(1)...........................................         xx%
Less Fee Reductions and/or Expense Reimbursements.................................         xx%
                                                                                      ------------
Net Operating Expenses(1,2).......................................................         xx%
                                                                                      ------------

1 "Total Annual Fund Operating Expenses" and "Net Expenses" in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
2 Haverford Financial Services, Inc. ("Haverford" or the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. Net Operating Expenses shown include X.XX% of Acquired Fund Fees and Expenses.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $xx              $xx(1)           $xx(1)            $xx(1)

1 For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. listed common stocks issued by companies with large market capitalizations (greater than $10 billion) that Haverford Financial Services, Inc. believes are quality companies with stock that offer the potential for future price appreciation. The Adviser considers quality growth companies: to have a history of predictable and consistent earnings growth; have regular, growing dividend payments; and be industry leaders in their respective categories. After screening companies based on these criteria, the Adviser invests in companies that it believes offer exceptional financial strength, industry position, franchise recognition, and consistent and predictable growth in earnings and dividends. Using this strategy, the Fund will ordinarily expect to hold stocks of 25 to 35 different companies operating in 15 to 20 different industries.

The Fund seeks to buy and hold its securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security for the following reasons: in response to deterioration in a company's business prospects, performance, or financial strength; when it becomes over-valued or comprises too large of a position in the Fund's portfolio; or when better opportunities are available among similar companies.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The Fund is also subject to the risk that large-cap growth stocks may underperform other equity market segments or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.HAVERFORDFUNDS.COM or by calling 1-866-301-7212.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                          2005                        0.07%
                          2006                       10.86%
                          2007                        4.01%
                          2008                     (29.59)%
                          2009                          xx%

                      BEST QUARTER                WORST QUARTER
                           XX%                         XX%
                       (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE S&P 500 INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

                                                                                            SINCE INCEPTION
                                                               1 YEAR          5 YEARS        (06/30/04)
---------------------------------------------------------- ---------------- --------------- ----------------
---------------------------------------------------------- ---------------- --------------- ----------------
Fund Returns Before Taxes                                        xx%             xx%              xx%
Fund Returns After Taxes on Distributions                        xx%             xx%              xx%
Fund Returns After Taxes on Distributions and Sale of
Fund Shares                                                      xx%             xx%              xx%
S&P 500 Index(1) (reflects no deduction for fees,
expenses or taxes)                                               xx%             xx%              xx%

1 The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

INVESTMENT ADVISER

Haverford Financial Services, Inc. serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003.

Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003.

George W. Connell, Vice Chairman, and Member of the Board of Directors, founded Haverford in 2003.

Henry B. Smith, Vice President, Chief Investment Officer and Chairperson of the Investment Selection Committee, joined Haverford in 2003.

John H. Donaldson, Vice President, Director of Fixed Income, joined Haverford in 2008.

David Brune, Vice President and Member of the Investment Selection Committee, joined Haverford in 2004.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-866-301-7212.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. This non-fundamental policy may be changed upon 60 days' written notice to shareholders. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of capital.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Haverford Financial Services, Inc., founded in 2003, serves as investment adviser to the Fund. The Adviser's principal place of business is located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087-4546. The Adviser is an affiliate of The Haverford Trust Company ("Haverford Trust"). Founded in 1979, Haverford Trust offers investment management, trust and estate services, and private banking. As of December 31, 2009, the Adviser had approximately $xx million in assets under management. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.60%, based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.00%, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended October 31, 2009, the Fund paid xx% of its average daily net assets in advisory fees to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2009.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003 and has over 28 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph's University.

Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003 and has over 23 years of investment experience. Ms. Wietlisbach received a B.S. degree from Penn State University.

George W. Connell, Vice Chairman, and Member of the Board of Directors, founded Haverford in 2003 and has over 50 years of investment experience. Mr. Connell received a B.S. degree from the University of Pennsylvania, Wharton School.

Henry B. Smith, Vice President, Chief Investment Officer and Chairperson of the Investment Selection Committee, joined Haverford in 2003 and has over 25 years of investment experience. Mr. Smith received a B.A. degree from Franklin & Marshall College.

John H. Donaldson, Vice President and Director of Director of Fixed Income, joined Haverford in 2008 and has over 29 years of investment experience. Prior to joining Haverford, Mr. Donaldson was Assistant Vice President and Portfolio Manager at Penn Mutual Life Insurance Co., Managing Director at Logan Capital Management, and Director at 1838 Investment Advisors LLC. Mr. Donaldson received a B.A. degree from the University of Pennsylvania.

David Brune, Vice President and Member of the Investment Selection Committee, joined Haverford in 2004 and has over 19 years of investment experience. Prior to joining Haverford, Mr. Brune was a Vice President for PNC Advisors. Mr. Brune holds a Chartered Financial Analyst designation and received a B.S. degree from the University of Delaware.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

The following table represents the performance information for all the private accounts managed by Haverford Trust with investment objectives, policies and strategies that are substantially similar to those of the Fund, as well as a comparison to the Fund's performance benchmark. These private accounts were managed by the same team of investment professionals that currently manage the investments of the Fund. These similarly managed private accounts are referred to as Haverford Trust's "Quality Equity Composite."

The performance information was prepared in accordance with applicable standards of the Chartered Financial Analyst Institute (CFAI).

The performance of the Quality Equity Composite (net of fees) reflects Haverford Trust's applicable account fees and expenses, however the Fund's fees and expenses are generally expected to be higher than those of the accounts included in the Quality Equity Composite. If the Fund's fees and expenses had been imposed on the accounts included in the Quality Equity Composite, the performance shown below would have been lower. For example, the Quality Equity Composite does not reflect custody fees or other expenses, normally paid by mutual funds. Further, the accounts included in the Quality Equity Composite were not subject to the investment limitations, diversification requirements and other legal and tax restrictions that are applicable to the Fund. If these limitations and restrictions were imposed on the accounts included in the Quality Equity Composite, it could have adversely affected their performance.

THE INFORMATION IN THE TABLE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND. IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE ADVISER. THE PERFORMANCE OF THE QUALITY EQUITY COMPOSITE IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.


------------------------------- -------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN FOR
                                               THE PERIODS ENDED DECEMBER 31, 2009
------------------------------- -------------------------------------------------------------------
------------------------------- ------------- ----------------- --------------- -------------------
COMPOSITE/BENCHMARK                1 YEAR          5 YEAR          10 YEAR      SINCE INCEPTION(1)
------------------------------- ------------- ----------------- --------------- -------------------
------------------------------- ------------- ----------------- --------------- -------------------
Quality Equity Composite            xx%             xx%              xx%               xx%
(gross of fees)
------------------------------- ------------- ----------------- --------------- -------------------
------------------------------- ------------- ----------------- --------------- -------------------
Quality Equity Composite
(net of fees)                       xx%             xx%              xx%               xx%
------------------------------- ------------- ----------------- --------------- -------------------
------------------------------- ------------- ----------------- --------------- -------------------
S&P 500 Index(2)                    xx%             xx%              xx%               xx%
------------------------------- ------------- ----------------- --------------- -------------------

1  Inception date is 1/1/1979.
2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-301-7212.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS
Haverford Quality Growth Stock Fund
P.O. Box 219745
Kansas City, MO 64121-9745

EXPRESS MAIL ADDRESS
Haverford Quality Growth Stock Fund
c/o DST Systems
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-866-301-7212 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA #101000695
The Haverford Quality Growth Stock Fund
DDA Acct. #9870523965
Ref: fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: Haverford Quality Growth Stock Fund, P.O. Box 219745, Kansas City, MO 64121-9745 (Express Mail Address: DST Systems, Inc. c/o Haverford Quality Growth Stock Fund, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your order in proper form before 4:00 p.m., Eastern Time, that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.

FUND NAME                                     TICKER SYMBOL           CUSIP          FUND CODE
Haverford Quality Growth Stock Fund               HAVGX             0075W0866           1225

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-301-7212.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price of each share will be the next NAV determined after the Fund (or an authorized broker) receives your request.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services or; (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2009, 2008, 2007, and 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-301-7212.

                          [Financial Highlights Table]

                         THE ADVISORS' INNER CIRCLE FUND
                       HAVERFORD QUALITY GROWTH STOCK FUND

INVESTMENT ADVISER
Haverford Financial Services, Inc.
Three Radnor Corporate Center
Suite 450
Radnor, PA 19087-4546

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the Haverford Quality Growth Stock Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-301-7212

BY MAIL:          Haverford Quality Growth Stock Fund
                  P.O. Box 219745
                  Kansas City, MO 64121-9745

BY INTERNET:      www.haverfordfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 HIM-PS-xxx-xxxx

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                              HGK EQUITY VALUE FUND
                              TICKER SYMBOL: HGKEX

                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The HGK Equity Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                        PAGE
FUND SUMMARY...............................................................X
    INVESTMENT OBJECTIVE...................................................X
    FUND FEES AND EXPENSES.................................................X
    PRINCIPAL INVESTMENT STRATEGY..........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND...............................X
    PERFORMANCE INFORMATION................................................X
    INVESTMENT ADVISER.....................................................X
    PORTFOLIO MANAGERS.....................................................X
    PURCHASE AND SALE OF FUND SHARES.......................................X
    TAX INFORMATION........................................................X
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
         INTERMEDIARIES....................................................X
MORE INFORMATION ABOUT RISK................................................X
MORE INFORMATION ABOUT FUND INVESTMENTS....................................X
INFORMATION ABOUT PORTFOLIO HOLDINGS.......................................X
INVESTMENT ADVISER.........................................................X
PORTFOLIO MANAGERS.........................................................X
PURCHASING AND SELLING FUND SHARES.........................................X
DISTRIBUTION OF FUND SHARES................................................X
OTHER POLICIES.............................................................X
SHAREHOLDER SERVICING ARRANGEMENTS.........................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES.......................................X
DIVIDENDS AND DISTRIBUTIONS................................................X
TAXES......................................................................X
FINANCIAL HIGHLIGHTS.......................................................X
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.....................Back Cover

HGK EQUITY VALUE FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-------------------------------------------------------------------------------
Management Fees                                                     0.90%
Distribution and Service (12b-1) Fees                               0.25%
Other Expenses                                                      X.XX%
                                                                    -----
Total Annual Fund Operating Expenses                                x.xx%
Less Fee Reductions and/or Expense Reimbursements                   X.XX%
                                                                    -----
Net Operating Expenses(1)                                           X.XX%
                                                                    -----
(1) HGK Asset Management, Inc (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets until November 16, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. Net Operating Expenses shown include xx% of Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions, your approximate costs of investing $10,000 in the Fund would be:

          1 YEAR            3 YEARS          5 YEARS          10 YEARS
          ------            -------          -------          --------
           $xxx             $xxx(1)         $xxxx(1)          $xxxx(1)

(1) FOR PERIODS AFTER THE FIRST YEAR FIGURES ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. HGK Asset Management, Inc. ("HGK" or the "Adviser") focuses on common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that it believes exhibit value characteristics. The Adviser identifies value through in-depth cash flow analysis and selects securities of companies that exhibit improving cash flow, return on investments and that currently trade at a price below the present value of their discounted cash flows. The Adviser's investment process seeks to eliminate the accounting distortions inherent in financial statements and allows comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) in the Standard & Poor's 500 Index ("S&P 500"), and will overweight sectors that it believes are undervalued. The Adviser will attempt to avoid overweighting the Fund's position in any specific sector beyond 150% of the weighting that sector has in the S&P
500. Conversely, for sectors that it believes are overvalued, the Adviser will attempt to avoid underweighting the Fund's position in any specific sector below 50% of the weighting that sector has in the S&P 500.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-877-DIAL-HGK.

The bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                     2000                          6.34%
                     2001                        (1.44)%
                     2002                       (24.15)%
                     2003                         34.64%
                     2004                         12.43%
                     2005                          9.85%
                     2006                         20.91%
                     2007                          5.57%
                     2008                       (36.35)%
                     2009                              %

                 BEST QUARTER                WORST QUARTER
                    XX.XX%                      (XX.XX)%
                  (XX/XX/XX)                   (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 VALUE INDEX AND THE S&P 500 INDEX.(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                           1 YEAR       5 YEARS   (JUNE 30, 1999)
-----------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                                 (36.35)%       0.07%        (0.01)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                 (36.97)%      (1.20)%       (0.94)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES         (23.17)%      (0.06)%       (0.15)%
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)(1)                                                              (36.85)%      (0.79)%        0.15%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)(2)     (37.00)%      (2.19)%       (2.66)%

(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies of leading industries within the U.S. economy.

INVESTMENT ADVISER

HGK serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Michael Pendergast, CFA, Managing Director and Senior Equity Portfolio Manager, joined the Adviser in 1983.

Paul B. Carlson, CFA and Portfolio Manager, joined the Adviser in 1991.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,000. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $500. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

You may redeem via mail, telephone or Automated Clearing House (subject to certain account minimums) on each day the New York Stock Exchange ("NYSE") is open for business.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK (342-5445).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other INVESTMENTS.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's investment objectives. If the Fund invests in this manner, it may not achieve its investment goal. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER

HGK serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 525 Washington Boulevard, Jersey City, NJ 07310. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2009, HGK had approximately $x.x billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund's net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets until March 1, 2010. During the most recent fiscal year, after fee reductions by the Adviser, the Fund paid no investment advisory fees to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2009.

PORTFOLIO MANAGERS

Michael Pendergast, CFA, serves as a Managing Director and is the Senior Equity Portfolio Manager for HGK and co-manages the Fund. He has more than 25 years of investment experience. Prior to joining HGK in 1983, Mr. Pendergast served as an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin.

Paul B. Carlson, CFA, serves as a Portfolio Manager for HGK and co-manages the Fund. He has more than 20 years of investment experience. Prior to joining HGK in 1991, Mr. Carlson served as a trading assistant at Dillon, Read.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL
         REGULAR MAIL ADDRESS
         HGK Equity Value Fund
         P.O. Box 219009
         Kansas City, MO 64121-9009

         EXPRESS MAIL ADDRESS
         DST Systems, Inc.
         c/o HGK Equity Value Fund
         430 West 7th Street
         Kansas City, MO 64105

BY WIRE

         To open an account by wire, call 1-877-DIAL-HGK (342-5445) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

         UMB Bank, N.A.
         ABA#: 101000695
         HGK Equity Value Fund
         DDA# 9871063178
         Ref: account number/account name

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV on any given day, the Fund must receive your order in proper form before 4:00 p.m. Eastern time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

The NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

FUND CODES
The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase Retail Shares, check daily NAV or obtain additional information.

FUND NAME                         TICKER SYMBOL                 CUSIP                   FUND CODE
--------------------------- -------------------------- ------------------------- ------------------------
--------------------------- -------------------------- ------------------------- ------------------------
HGK Equity Value Fund                 HGKEX                   00758M618                   1277

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK (342-5445).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. Signature guarantees are for the protection of the shareholder. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 wire fee) or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions that it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee is 0.25% of the average daily net assets of the Fund.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers may take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

o Shareholders are restricted from making more than three "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form, or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and may be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of the Fund's shares, the amount of the Fund's assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediary from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of the Fund's shares or the provision of services to the Fund's shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2007, 2008 and 2009 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-DIAL-HGK (342-5445).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31,





                                     REALIZED
                                       AND                                                               NET
          NET ASSET                 UNREALIZED                 DIVIDENDS   DISTRIBUTIONS    TOTAL       ASSET
            VALUE,        NET      GAIN (LOSS)                 FROM NET        FROM       DIVIDENDS     VALUE,
          BEGINNING   INVESTMENT        ON       TOTAL FROM   INVESTMENT     REALIZED        AND         END      TOTAL
           OF YEAR      INCOME     INVESTMENTS   OPERATIONS     INCOME         GAINS     DISTRIBUTIONS OF YEAR  RETURN(1)
--------- ----------- ------------ ------------- ------------ ------------ ------------- ------------- -------- ----------
  2009
  2008      $13.02     $0.11(2)      $(4.22)       $(4.11)      $(0.11)      $(1.69)       $(1.80)      $7.11   (36.28)%

  2007      $12.03     $0.08(2)       $1.65         $1.73       $(0.08)      $(0.66)       $(0.74)     $13.02    14.88%

  2006      $10.77     $0.10(2)       $1.91         $2.01       $(0.10)      $(0.65)       $(0.75)     $12.03    19.63%

  2005       $9.69     $0.07(2)       $1.08         $1.15       $(0.07)         $--        $(0.07)     $10.77    11.89%


                                   RATIO OF
                                   EXPENSES
                                TO AVERAGE NET
                                    ASSETS
                      RATIO OF     (EXCLUDING      RATIO OF
            NET       EXPENSES       WAIVERS,         NET
           ASSETS        TO      REIMBURSEMENTS   INVESTMENT
           END OF     AVERAGE          AND          INCOME TO   PORTFOLIO
            YEAR        NET        FEES PAID        AVERAGE     TURNOVER
           (000)      ASSETS      INDIRECTLY)     NET ASSETS      RATE
--------- --------- ---------- ----------------- ------------- ----------
  2009
  2008     $8,409   1.51%(3)        3.40%           1.08%         45%

  2007    $17,794   1.51%(3)        3.01%           0.63%         66%

  2006    $15,215   1.51%(3)        3.43%           0.89%         60%

  2005    $11,900     1.50%         3.45%           0.69%         67%

(1) Total return figures do not include applicable sales loads. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect, if they had not been in effect, performance would have been lower.
(2)  Per share data calculated using average shares method.
(3) The ratio of expenses to average net assets excludes the effect of fees paid indirectly. If the expense offsets were included, the ratio would have been 1.50%.

Amounts designated as "--" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                              HGK EQUITY VALUE FUND

INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI, dated March 1, 2010, includes detailed information about The Advisors' Inner Circle Fund and the HGK Equity Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-DIAL-HGK (342-5445)

BY MAIL:
HGK Equity Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009 Kansas City, Missouri 64121-9009

BY E-MAIL: PKOSARA@FRONTIERNET.NET

BY INTERNET: WWW.HGK.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-06400.

HGK-PS-xxx-xxxx

                         THE ADVISORS' INNER CIRCLE FUND

                           ICM SMALL COMPANY PORTFOLIO
                      INSTITUTIONAL CLASS SHARES PROSPECTUS
                              TICKER SYMBOL: ICSCX
                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                     INVESTMENT COUNSELORS OF MARYLAND, LLC

   The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                  PAGE
     FUND SUMMARY..................................................X
         INVESTMENT OBJECTIVE......................................X
         FUND FEES AND EXPENSES....................................X
         PRINCIPAL INVESTMENT STRATEGY.............................X
         PRINCIPAL RISKS OF INVESTING IN THE FUND..................X
         PERFORMANCE INFORMATION...................................X
         INVESTMENT ADVISER........................................X
         PORTFOLIO MANAGERS........................................X
         PURCHASE AND SALE OF FUND SHARES..........................X
         TAX INFORMATION...........................................X
         PAYMENTS TO BROKER-DEALERS
              AND OTHER FINANCIAL INTERMEDIARIES...................X
     INVESTING WITH THE FUND.......................................X
         BUYING SHARES.............................................X
         REDEEMING SHARES..........................................X
         TRANSACTION POLICIES......................................X
         ACCOUNT POLICIES..........................................X
     ADDITIONAL INFORMATION ABOUT THE FUND.........................X
         OTHER INVESTMENT PRACTICES AND STRATEGIES.................X
         INVESTMENT MANAGEMENT.....................................X
         SHAREHOLDER SERVICING ARRANGEMENTS........................X
         PAYMENTS TO FINANCIAL INTERMEDIARIES......................X
     FINANCIAL HIGHLIGHTS..........................................X
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.................Back Cover

ICM SMALL COMPANY PORTFOLIO

INVESTMENT OBJECTIVE

The ICM Small Company Portfolio (the "Fund") seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                         0.70%
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Other Expenses                                          x.xx%
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                    x.xx%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
             $XX                            $XX                          $XX                          $XX



         PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of companies that have market capitalizations that are under $2 billion at the time of purchase. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in equity securities listed on the New York Stock Exchange and the NYSE Alternext US or traded on the over-the-counter markets operated by the Financial Industry Regulatory Authority ("FINRA"). The Fund invests primarily in common stocks, but it may also invest in other types of equity securities.

In selecting investments for the Fund, Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000 Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000 Index. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the Adviser screens the Fund's universe of potential investments to identify potentially undervalued securities. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund's target capitalization range if it believes the company has growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.icomd.com or by calling 1-866-234-5426.

The bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                  2000                    22.46%
                  2001                    19.05%
                  2002                   (6.30)%
                  2003                    35.31%
                  2004                    20.70%
                  2005                     5.22%
                  2006                    19.22%
                  2007                     3.35%
                  2008                  (35.11)%
                  2009                       xx%

During the periods shown in the chart, the highest return for a quarter was X.XX% (quarter ended XX/XX/XX) and the lowest return for a quarter was (X.XX)% (quarter ended XX/XX/XX).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the Russell 2000 Value Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

                                                                                  1 YEAR        5 YEARS     10 YEARS
----------------------------------------------------------------------------- --------------- ------------ -----------
----------------------------------------------------------------------------- --------------- ------------ -----------
Fund Return Before Taxes                                                         (X.XX)%         X.XX%       X.XX%
----------------------------------------------------------------------------- --------------- ------------ -----------
----------------------------------------------------------------------------- --------------- ------------ -----------
Fund Return After Taxes on Distributions                                         (X.XX)%         X.XX%       X.XX%
----------------------------------------------------------------------------- --------------- ------------ -----------
----------------------------------------------------------------------------- --------------- ------------ -----------
Fund Return After Taxes on Distributions and Sale of Fund Shares
                                                                                 (X.XX)%         X.XX%       X.XX%
----------------------------------------------------------------------------- --------------- ------------ -----------
----------------------------------------------------------------------------- --------------- ------------ -----------
Russell 2000 Value Index(1) (reflects no deduction for fees, expenses or         (X.XX)%         X.XX%       X.XX%
taxes)

(1) The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios, higher dividend yields and lower forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 companies of the 3,000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not reflect any transaction costs.

INVESTMENT ADVISER

Investment Counselors of Maryland, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

William V. Heaphy, CFA, Principal, joined ICM in 1994.

Simeon F. Wooten III, CFA, Principal, joined ICM in 1998.

Gary J. Merwitz, Principal, joined ICM in 2004.

Robert F. Jacapraro, CFA, Principal, joined ICM in 2005.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. You can buy additional shares for as little as $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

You may sell your shares via mail, telephone or Automated Clearing House (subject to certain account minimums) on each day the New York Stock Exchange ("NYSE") is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

         REGULAR MAIL ADDRESS

         ICM Small Company Portfolio
         P.O. Box 219009
         Kansas City, Missouri 64121-9009

         EXPRESS MAIL ADDRESS

         DST Systems, Inc.
         c/o ICM Small Company Portfolio
         430 West 7th Street
         Kansas City, Missouri 64105

BY WIRE

         To open an account by wire, call 1-866-234-5426 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

         UMB Bank, N.A.
         ABA# 101000695
         The ICM Small Company Portfolio
         DDA Acct. # 9871063178
         Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail
Address: DST Systems, Inc. c/o ICM Small Company Portfolio, 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or obtain additional information.

            TICKER SYMBOL                               CUSIP                                FUND CODE
--------------------------------------- -------------------------------------- --------------------------------------
--------------------------------------- -------------------------------------- --------------------------------------
                ICSCX                                 00758M220                                1229

REDEEMING SHARES
--------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

You may contact the Fund directly by mail at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: DST Systems, Inc. c/o ICM Small Company Portfolio, 430 West 7th Street, Kansas City, Missouri 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

      o        The Fund name;

      o        The account number;

      o        The dollar amount or number of shares you wish to redeem;

      o        The account name(s); and

      o        The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-234-5426 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy or sell shares of the Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its NAV next computed after it receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

IN-KIND TRANSACTIONS

Under certain conditions and in the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Fund may:

         o        Stop offering shares;

         o        Reject any purchase order; or

         o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses). The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, please see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:

         o        Trading on the NYSE is restricted or halted; or

         o The U.S. Securities and Exchange Commission ("SEC") allows the Fund to delay redemptions.



ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund invests in small-capitalization securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

         o Shareholders are restricted from making more than two "round trips" into or out of the Fund per quarter (90-day period). If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SMALL ACCOUNTS

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

         o        To retirement accounts and certain other accounts; or

         o When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income quarterly and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

TAXES ON DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-234-5426 to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES

The Fund's investment objective is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, you should read the SAI.

DERIVATIVES

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

The Fund may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, at the time of initial purchase, in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/icm. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Certain portfolio holdings information for the Fund is available on the Fund's website - www.icomd.com - by clicking on the "ICM Small Company Portfolio" section of the homepage. A complete list of portfolio holdings for the Fund as of the end of the most recently completed calendar quarter is found under the "Quarterly Reports" section. The portfolio holdings information available on the Fund's website includes an alphabetical list of the securities owned by the Fund, but does not include the percentage of the Fund's overall portfolio represented by a particular security. The portfolio holdings information on the Fund's website is generally made available within fifteen days after the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Fund pays the Adviser a management fee equal to 0.70% of the Fund's average daily net assets. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management. The Adviser is owned in part by Investment Counselors of Maryland, Inc. (the "Former Adviser") and ICM Management LLC, a company wholly-owned by seven officers of the Adviser. Old Mutual (US) Holdings Inc., through its ownership of the Former Adviser, retains an ownership interest in the Adviser.

Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of OM Group (UK) Limited which is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. The Adviser continued the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972. During its most recent fiscal year, the Fund paid the Adviser a fee of X.XX% of its average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Mr. William V. Heaphy, CFA and Principal, joined ICM in 1994 and has over 14 years of investment experience. Mr. Heaphy earned his B.S. degree from Lehigh University in 1989 and his law degree from the University of Maryland in 1993.

Mr. Simeon F. Wooten III, CFA and Principal, joined ICM in 1998 and has over 28 years of investment experience. Mr. Wooten earned his B.S. degree from the Wharton School of the University of Pennsylvania in 1975.

Mr. Gary J. Merwitz, Principal, joined ICM in 2004 and has over 11 years of investment experience. Mr. Merwitz earned his B.S. degree in accounting at the University of Maryland in 1992 and an M.B.A. from the Fuqua School of Business in 1999.

Mr. Robert F. Jacapraro, CFA, Principal, joined ICM in 2005 and has over 16 years of investment experience. Mr. Jacapraro earned his B.S. degree from State University of New York at Stony Brook in 1990.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-234-5426.

YEARS ENDED OCTOBER 31,                           2009          2008           2007           2006           2005
--------------------------------------------- ------------- -------------- -------------- -------------- -------------
--------------------------------------------- ------------- -------------- -------------- -------------- -------------
Net Asset Value, Beginning of Year                                 $41.21         $41.72         $37.19        $34.88
Income from Investment Operations:
   Net Investment Income (Loss) (1)                                  0.14           0.17         (0.01)        (0.03)
   Net Realized and Unrealized Gain                               (12.66)           5.33           6.95          4.57
      Total from Operations                                       (12.52)           5.50           6.94          4.54
    Dividends and Distributions:
    Net Investment Income                                          (0.17)         (0.18)            ---        (0.01)
    Net Realized Gain                                              (5.28)         (5.83)         (2.41)        (2.22)
      Total Dividends and Distributions                            (5.45)         (6.01)         (2.41)        (2.23)
Net Asset Value, End of Year                                       $23.24         $41.21         $41.72        $37.19
Total Return(2)                                                  (34.34)%         14.65%         19.56%        13.20%
Ratios and Supplemental Data
   Net Assets, End of Year (Thousands)                         $1,084,555     $1,690,065     $1,517,032    $1,476,941
   Ratio of Expenses to Average Net Assets                          0.87%          0.87%          0.90%         0.87%
   Ratio of Net Investment Income (Loss) to
   Average Net Assets                                               0.44%          0.42%        (0.03)%       (0.08)%
   Portfolio Turnover Rate                                            29%            35%            21%           17%


(1)  Per share calculations were performed using average shares for the period.
(2) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                           ICM SMALL COMPANY PORTFOLIO

Investors who are interested in receiving more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at www.icomd.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

                           ICM Small Company Portfolio
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                  866-234-5426

You can review and copy information about the Fund (including the SAI and Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-06400.

                                                                 ICM-PS-xxx-xxxx

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                              LSV GLOBAL VALUE FUND
                                 TICKER SYMBOL:

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S.
SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES
             IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              ABOUT THIS PROSPECTUS

The LSV Global Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                          PAGE
FUND SUMMARY.................................................................X
    INVESTMENT OBJECTIVE.....................................................X
    FUND FEES AND EXPENSES...................................................X
    PRINCIPAL INVESTMENT STRATEGY............................................X
    PRINCIPAL RISKS .........................................................X
    PERFORMANCE INFORMATION..................................................X
    INVESTMENT ADVISER.......................................................X
    PORTFOLIO MANAGERS.......................................................X
    PURCHASE AND SALE OF FUND SHARES.........................................X
    TAX INFORMATION..........................................................X
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
         INTERMEDIARIES......................................................X
MORE INFORMATION ABOUT RISK..................................................X
MORE INFORMATION ABOUT FUND INVESTMENTS......................................X
INFORMATION ABOUT PORTFOLIO HOLDINGS.........................................X
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ...............................X
PORTFOLIO MANAGERS...........................................................X
PURCHASING AND SELLING FUND SHARES...........................................X
OTHER POLICIES...............................................................X
SHAREHOLDER SERVICING ARRANGEMENTS...........................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES.........................................X
DIVIDENDS AND DISTRIBUTIONS..................................................X
TAXES........................................................................X
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.......................Back Cover

LSV GLOBAL VALUE FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                           0.75%
Other Expenses(1)                                         X.XX%
                                                          -----
Total Annual Fund Operating Expenses                      X.XX%

(1) Other Expenses include custodian, legal and audit expenses and are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR            3 YEARS
                            $xx                $xx

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not commenced operations; therefore, it has no historical portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGY

The LSV Global Value Fund invests primarily in equity securities of companies located throughout the world. Although the Fund may invest in securities of companies of any size, the Fund expects to invest in companies with market capitalizations of greater than $100 million. The Fund may invest in securities of companies located in both emerging and developed countries, and currently anticipates investing in companies in at least five countries, including the United States. The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs" and, together with ADRs and EDRs, "Depositary Receipts"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. In making investment decisions for the Fund, LSV Asset Management ("LSV" or the "Adviser") focuses on companies that, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase and have shown recent signs of recovery. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable.

The Adviser's investment strategy uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of recent recovery (such as recent price appreciation). The investment model selects the stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. This investment strategy seeks to control overall portfolio risk while seeking to maximize the expected return. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

The smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risk, including liquidity risks, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that mid- to large-capitalization equity value securities may underperform other segments of the equity market or the equity market as a whole.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information.

INVESTMENT ADVISER

LSV Asset Management serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok, CEO, CIO, and Partner, has been with the Adviser since its founding in 1994.

Menno Vermeulen, CFA, Partner and Senior Quantitative Analyst, joined the Adviser in 1998.

Puneet Mansharamani, CFA, Partner, joined the Adviser in 2000.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Formed in 1994, LSV Asset Management is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2009, LSV had approximately $xx.x billion in assets under management. The

Adviser's principal place of business is located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.95% of the Fund's average daily net assets. The Adviser intends to continue its expense limitation until further notice, but may discontinue all or a portion of its fee reductions or expense reimbursements at any time.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated April 30, 2010, which will cover the period from the Fund's commencement to April 30, 2010.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Josef Lakonishok has served as CEO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 31 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering in 2001.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in the SAI.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Global Value Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

FUND NAME                         TICKER SYMBOL              CUSIP               FUND CODE
LSV Global Value Fund                  xxx                    xxx                   xxx

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $100,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs. In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities.

Because the Fund may invest in small- or mid-cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on the Fund uses fair value pricing, see "How the Fund Calculates NAV".

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                         THE ADVISORS' INNER CIRCLE FUND

                              LSV GLOBAL VALUE FUND

INVESTMENT ADVISER

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about The Advisors' Inner Circle Fund and the LSV Global Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-FUND-LSV (1-888-386-3578)

BY MAIL:  Write to us at:
LSV Global Value Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

BY INTERNET:  www.lsvasset.com (prospectus only)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                   [INSERT CODE]

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                        LSV CONSERVATIVE CORE EQUITY FUND

                              TICKER SYMBOL: LSVPX

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The LSV Conservative Core Equity Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
FUND SUMMARY..................................................................xx
    INVESTMENT OBJECTIVE......................................................xx
    FUND FEES AND EXPENSES....................................................xx
    PRINCIPAL INVESTMENT STRATEGIES...........................................xx
    PRINCIPAL RISKS...........................................................xx
    PERFORMANCE INFORMATION...................................................xx
    INVESTMENT ADVISER........................................................xx
    PORTFOLIO MANAGERS........................................................xx
    PURCHASE AND SALE OF FUND SHARES..........................................xx
    TAX INFORMATION...........................................................xx
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
    INTERMEDIARIES............................................................xx
MORE INFORMATION ABOUT RISK...................................................xx
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................xx
INFORMATION ABOUT PORTFOLIO HOLDINGS..........................................xx
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ................................xx
PORTFOLIO MANAGERS............................................................xx
RELATED PERFORMANCE DATA OF THE ADVISER.......................................xx
PURCHASING AND SELLING FUND SHARES............................................xx
OTHER POLICIES................................................................xx
SHAREHOLDER SERVICING ARRANGEMENTS............................................xx
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................xx
DIVIDENDS AND DISTRIBUTIONS...................................................xx
TAXES.........................................................................xx
FINANCIAL HIGHLIGHTS..........................................................xx
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.........................Back Cover

LSV CONSERVATIVE CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ....................................................     0.38%
Other Expenses......................................................      xx%
                                                                         -----
Total Annual Fund Operating Expenses................................      xx%

     EXAMPLE
     -------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR            3 YEARS          5 YEARS          10 YEARS
           $xx                $xx              $xx              $xx

     PORTFOLIO TURNOVER
     ------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The LSV Conservative Core Equity Fund invests primarily in equity securities. In selecting securities for the Fund, LSV Asset Management ("LSV" or the "Adviser") focuses on medium to large U.S. companies (I.E., those with market capitalizations of $1 billion or more at the time of purchase) whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, under normal circumstances, at least 80% of its net assets will be invested in equity securities. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders.

The Adviser's investment strategy uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and recent indicators of recovery (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. The Adviser manages the Fund conservatively relative to its benchmark, the S&P 500 Index. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund is managed conservatively relative to its index, the Fund will be subject to the same degree of volatility as its index, which has been high at times over historical periods.

The Fund is also subject to the risk that mid- to large-capitalization equity value securities may underperform other segments of the equity market or the equity market as a whole.

The medium-capitalization companies in which the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. The Fund is also subject to the risk that medium-capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                     2008                     (36.37)%
                     2009                          xx%

                BEST QUARTER                WORST QUARTER
                     XX%                         XX%
                (XX/XX/XX)                   (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE S&P 500 INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

                                                                                 SINCE INCEPTION
                                                              1 YEAR               (5/22/2007)
-------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                     XX.XX%                  XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                     XX.XX%                  XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF         XX.XX%                  XX.XX%
    FUND SHARES
S&P 500 INDEX (1) RETURN (REFLECTS NO DEDUCTION FOR           XX.XX%                  XX.XX%
    FEES, EXPENSES, OR TAXES)

(1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

INVESTMENT ADVISER

LSV Asset Management serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok, CEO, CIO, and Partner, has been with the Adviser since its founding in 1994.

Menno Vermeulen, CFA, Partner and Senior Quantitative Analyst, joined the Adviser in 1998.

Puneet Mansharamani, CFA, Partner, joined the Adviser in 2000.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI")(for information on how to obtain a copy of the SAI see the back cover of this prospectus). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Formed in 1994, LSV Asset Management is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2009, LSV had approximately $XX billion in assets under management. The Adviser's principal place of business is located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.38%, based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% of the Fund's average daily net assets. The Adviser intends to continue its expense limitation until further notice, but may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the fiscal year ended October 31, 2009, the Fund paid X.XX% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report to Shareholders dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 31 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering in 2001.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of all the actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the Adviser's assets under management. A complete list and description of the Adviser's composites is available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Each Account in the Composite was under management for the entire reporting period in which the Account was included. The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund's.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S CONSERVATIVE CORE EQUITY COMPOSITE CHARACTERISTICS(4) (JULY 1, 2001 THROUGH DECEMBER 31, 2009)

------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
              TOTAL RETURN
                 (NET OF        TOTAL RETURN                                TOTAL ASSETS
               INVESTMENT        (GROSS OF                                   AT END OF
   YEAR        MANAGEMENT        INVESTMENT       S&P 500     NUMBER OF        PERIOD        PERCENTAGE OF
                  FEES)       MANAGEMENT FEES)   INDEX(3)     PORTFOLIOS    ($ MILLIONS)      FIRM ASSETS
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
   2009          XX.XX%            XX.XX%         XX.XX%          XX            $XXX              XX%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
   2008         (36.88)%          (36.68)%       (36.99)%       Eight           $328          Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
   2007           1.36%            1.66%           5.51%        Eight           $508          Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
                                                               Five or
   2006          19.91%            20.26%         15.81%        fewer           $58           Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
                                                               Five or
   2005           6.72%            7.04%           4.91%        fewer           $12           Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
                                                               Five or
   2004          11.30%            11.63%         10.86%        fewer           $11           Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
                                                               Five or
   2003          29.19%            29.57%         28.68%        fewer           $10           Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
                                                               Five or
   2002         (21.02)%          (20.78)%       (22.11)%       fewer            $8           Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------
                                                               Five or
  2001(2)        (4.48)%          (4.34)%         (5.56)%       fewer           $10           Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- -------------------


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS (AS OF 12/31/09)
----------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------------------------- ------------------------
                                                    ADVISER'S
                                                COMPOSITE RETURNS
--------------------------------- ----------------------------------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
                                                                  GROSS OF
          TIME PERIOD                 NET OF INVESTMENT           INVESTMENT          S&P 500 INDEX(3)
                                       MANAGEMENT FEES         MANAGEMENT FEES
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
             1 Year                        XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
            3 Years                        XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
            5 Years                        XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
       Since Inception(2)                  XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to: (i) promote full and fair presentations by investment advisers of their performance results; and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(2)  Inception Date of the Composite is July 1, 2001.
(3) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

(4) Returns include the reinvestment of all income. Net results are calculated using the highest non-performance-based management fee. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in the SAI.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Conservative Core Equity Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: DST Systems, Inc. c/o LSV Conservative Core Equity Fund, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

FUND NAME                             TICKER SYMBOL       CUSIP        FUND CODE
LSV Conservative Core Equity Fund         LSVPX         0075W0668        1501

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $100,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund may invest in mid-cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD ENDED OCTOBER 31,

                                    REALIZED
                                       AND
            NET ASSET              UNREALIZED                DIVIDENDS
              VALUE       NET         GAINS                   FROM NET  DISTRIBUTIONS      TOTAL      NET ASSET
            BEGINNING  INVESTMENT  (LOSSES) ON  TOTAL FROM   INVESTMENT FROM REALIZED  DIVIDENDS AND  VALUE END   TOTAL
             OF YEAR     INCOME    INVESTMENTS  OPERATIONS     INCOME       GAINS      DISTRIBUTIONS   OF YEAR  RETURN(2)
---------- ---------- ----------- ------------ ------------ ----------- ------------- -------------- ---------- ---------

LSV CONSERVATIVE CORE EQUITY FUND

2009          X.XX        X.XX        X.XX         X.XX         X.XX         X.XX          X.XX         X.XX       X.XX
2008          $9.84       $0.20     $(3.87)       $(3.67)     $(0.08)        $ --          $(0.08)       $6.09    (37.56)
2007(1)      $10.00     $0.08(3)    $(0.24)       $(0.16)       $ --         $ --            $ --        $9.84     (1.60)


                                   RATIO OF     RATIO OF
                                   EXPENSES       NET
           NET ASSETS  RATIO OF   TO AVERAGE   INVESTMENT
             END OF    EXPENSES   NET ASSETS   INCOME TO   PORTFOLIO
              YEAR    TO AVERAGE  (EXCLUDING    AVERAGE    TURNOVER
              (000)   NET ASSETS   WAIVERS)    NET ASSETS    RATE
---------- ---------- ---------- ------------ ----------- ----------

LSV CONSERVATIVE CORE EQUITY FUND

2009          X.XX       X.XX        X.XX         X.XX       X.XX
2008          $28,568     0.35%       0.64%       2.31%        35%
2007(1)       $29,691     0.35%       0.73%       1.92%        5%


(1) Commencement of operations for the LSV Conservative Core Equity Fund was May 22, 2007. All ratios for the period have been annualized.
(2) Return is for the period indicated and has not been annualized. Total Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of Fund shares. Total Return would have been lower had the Adviser not waived a portion of its fee.
(3) Per share calculations were performed using average shares for the period. Amounts designated as "--" are $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND

                        LSV CONSERVATIVE CORE EQUITY FUND

INVESTMENT ADVISER

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the Trust and the LSV Conservative Core Equity Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-888-FUND-LSV (1-888-386-3578)

BY MAIL:          LSV Conservative Core Equity Fund
                  P.O. Box 219009
                  Kansas City, Missouri 64121-9009

BY INTERNET:      www.lsvasset.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 LSV-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                       LSV CONSERVATIVE VALUE EQUITY FUND

                              TICKER SYMBOL: LSVVX

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The LSV Conservative Value Equity Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                          PAGE
FUND SUMMARY................................................................xx
    INVESTMENT OBJECTIVE....................................................xx
    FUND FEES AND EXPENSES..................................................xx
    PRINCIPAL INVESTMENT STRATEGIES.........................................xx
    PRINCIPAL RISKS.........................................................xx
    PERFORMANCE INFORMATION.................................................xx
    INVESTMENT ADVISER......................................................xx
    PORTFOLIO MANAGERS......................................................xx
    PURCHASE AND SALE OF FUND SHARES........................................xx
    TAX INFORMATION.........................................................xx
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
    INTERMEDIARIES..........................................................xx
MORE INFORMATION ABOUT RISK.................................................xx
MORE INFORMATION ABOUT FUND INVESTMENTS.....................................xx
INFORMATION ABOUT PORTFOLIO HOLDINGS... ....................................xx
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ..............................xx
PORTFOLIO MANAGERS..........................................................xx
RELATED PERFORMANCE DATA OF THE ADVISER.....................................xx
PURCHASING AND SELLING FUND SHARES..........................................xx
OTHER POLICIES..............................................................xx
SHAREHOLDER SERVICING ARRANGEMENTS..........................................xx
PAYMENTS TO FINANCIAL INTERMEDIARIES........................................xx
DIVIDENDS AND DISTRIBUTIONS.................................................xx
TAXES.......................................................................xx
FINANCIAL HIGHLIGHTS........................................................xx
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.......................Back Cover

LSV CONSERVATIVE VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ..................................................................       0.38%
Other Expenses....................................................................        xx%
                                                                                       ---------
Total Annual Fund Operating Expenses..............................................        xx%

     EXAMPLE
     -------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $xx                $xx              $xx              $xx

         PORTFOLIO TURNOVER
         ------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The LSV Conservative Value Equity Fund invests primarily in equity securities. In selecting securities for the Fund, LSV Asset Management ("LSV" or the "Adviser") focuses on medium to large U.S. companies (I.E., those with market capitalizations of $1 billion or more at the time of purchase) whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, under normal circumstances, at least 80% of its net assets will be invested in equity securities. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders.

The Adviser's investment strategy uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and recent indicators of recovery (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. The Adviser manages the Fund conservatively relative to its benchmark, the Russell 1000 Value Index. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund is managed conservatively relative to its index, the Fund will be subject to the same degree of volatility as its index, which has been high at times over historical periods.

The Fund is also subject to the risk that mid- to large-capitalization equity value securities may underperform other segments of the equity market or the equity market as a whole.

The medium-capitalization companies in which the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. The Fund is also subject to the risk that medium-capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                    2008                     (36.79)%
                    2009                          xx%

                BEST QUARTER                WORST QUARTER
                     XX%                         XX%
                 (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]

                                                                                  SINCE INCEPTION
                                                              1 YEAR                (3/31/2007)
-------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                     XX.XX%                  XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                     XX.XX%                  XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF         XX.XX%                  XX.XX%
    FUND SHARES
RUSSELL 1000 VALUE INDEX RETURN (REFLECTS NO                  XX.XX%                  XX.XX%
    DEDUCTION FOR FEES, EXPENSES, OR TAXES) (1)

(1) The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

INVESTMENT ADVISER

LSV Asset Management serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok, CEO, CIO, and Partner, has been with the Adviser since its founding in 1994.

Menno Vermeulen, CFA, Partner and Senior Quantitative Analyst, joined the Adviser in 1998.

Puneet Mansharamani, CFA, Partner, joined the Adviser in 2000.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Formed in 1994, LSV Asset Management is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2009, LSV had approximately $XX billion in assets under management. The Adviser's principal place of business is located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.38%, based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% of the Fund's average daily net assets. The Adviser intends to continue its expense limitation until further notice, but may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the fiscal year ended October 31, 2009, the Fund paid X.XX% of its average daily net assets, in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report to Shareholders dated April 30, 2009, which covers the period from November 1, 2008 through April 30, 2009.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 31 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering in 2001.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of all the actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the Adviser's assets under management. A complete list and description of the Adviser's composites is available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Each Account in the Composite was under management for the entire reporting period in which the Account was included. The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund's.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S CONSERVATIVE VALUE EQUITY COMPOSITE CHARACTERISTICS(4) (JULY 1, 2001 THROUGH DECEMBER 31, 2009)

------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
              TOTAL RETURN
                 (NET OF        TOTAL RETURN                                TOTAL ASSETS
               INVESTMENT        (GROSS OF        RUSSELL                    AT END OF
   YEAR        MANAGEMENT        INVESTMENT     1000 VALUE    NUMBER OF        PERIOD        PERCENTAGE OF
                  FEES)       MANAGEMENT FEES)   INDEX(3)     PORTFOLIOS    ($ MILLIONS)      FIRM ASSETS
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
   2009          XX.XX%            XX.XX%         XX.XX%          X             $XXX              XX%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
   2008         (36.77)%          (36.57)%        (0.12)%        Nine          $1,151            2.9%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
   2007          (1.93)%          (1.63)%         (0.17)%       Eleven         $2,274            3.1%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
   2006          22.96%            23.32%         22.21%         Six           $2,029            2.9%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
                                  Five or
   2005           8.91%            9.24%           7.04%        fewer          $1,837            3.5%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
                                  Five or
   2004          16.87%            17.22%         16.49%        fewer          $1,551            4.4%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
                                  Five or
   2003          29.88%            30.26%         30.03%        fewer          $1,567            8.7%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
                                  Five or
   2002         (11.14)%          (10.87)%       (15.52)%       fewer            $9          Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------
                                  Five or
  2001(2)        (2.39)%          (2.24)%         (4.39)%       fewer           $10          Less than 1%
------------ ---------------- ----------------- ------------ ------------- --------------- ------------------


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS (AS OF 12/31/09)
----------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------------------------- ------------------------
                                                    ADVISER'S
                                                COMPOSITE RETURNS
--------------------------------- ----------------------------------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
                                                                  GROSS OF
           TIME PERIOD                NET OF INVESTMENT           INVESTMENT        RUSSELL 1000 VALUE
                                       MANAGEMENT FEES          MANAGEMENT FEES            INDEX(3)
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
             1 Year                        XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
            3 Years                        XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
            5 Years                        XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------
--------------------------------- ------------------------- --------------------- ------------------------
       Since Inception(2)                  XX.XX%                  XX.XX%                 XX.XX%
--------------------------------- ------------------------- --------------------- ------------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to: (i) promote full and fair presentations by investment advisers of their performance results; and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(2)  Inception Date of the Composite is July 1, 2001.
(3) The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.
(4) Returns include the reinvestment of all income. Net results are calculated using the highest non-performance-based management fee. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in the SAI.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Conservative Value Equity Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: DST Systems, Inc. c/o LSV Conservative Value Equity Fund, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

FUND NAME                                TICKER SYMBOL          CUSIP           FUND CODE
LSV Conservative Value Equity Fund           LSVVX            0075W0676           1502

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $100,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund may invest in mid-cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the

Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD ENDED OCTOBER 31,

                                    REALIZED
                                       AND                                                          NET
              NET ASSET            UNREALIZED               DIVIDENDS  DISTRIBUTION                ASSET
                VALUE     NET         GAINS        TOTAL    FROM NET      FROM         TOTAL       VALUE
              BEGINNING INVESTMENT (LOSSES) ON     FROM     INVESTMENT   REALIZED  DIVIDENDS AND    END      TOTAL
               OF YEAR   INCOME    INVESTMENTS  OPERATIONS    INCOME      GAINS    DISTRIBUTIONS  OF YEAR  RETURN(2)
------------- ---------- -------  ------------- ----------- ---------- ----------- -------------- ------- ---------

LSV CONSERVATIVE VALUE EQUITY FUND

2009            X.XX      X.XX        X.XX         X.XX       X.XX       X.XX         X.XX          X.XX     X.XX
2008           $10.27     $0.26     $(4.19)      $(3.93)    $(0.08)    $(0.01)      $(0.09)        $6.25   (38.54)%
2007(1)        $10.00   $0.14(4)     $0.13(3)     $0.27      $ --        $ --          $ --       $10.27     2.70%


                                    RATIO OF    RATIO OF
                                    EXPENSES       NET
           NET ASSETS   RATIO OF   TO AVERAGE   INVESTMENT
             END OF    EXPENSES    NET ASSETS   INCOME TO   PORTFOLIO
              YEAR    TO AVERAGE   (EXCLUDING    AVERAGE     TURNOVER
              (000)    NET ASSET    WAIVERS)    NET ASSETS     RATE
---------- ---------- ----------  ------------ -----------  -----------

LSV CONSERVATIVE VALUE EQUITY FUND

2009            X.XX      X.XX        X.XX         X.XX        X.XX
2008        $164,476      0.35%       0.50%        2.89%        21%
2007(1)     $141,602      0.35%       0.60%        2.27%         8%

(1) Commencement of operations for the LSV Conservative Value Equity Fund was March 30, 2007. All ratios for the period have been annualized.
(2) Return is for the period indicated and has not been annualized. Total Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions of Fund shares. Total Return would have been lower had the Adviser not waived a portion of its fee.
(3) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(4) Per share calculations were performed using average shares for the period. Amounts designated as "--" are $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND

                       LSV CONSERVATIVE VALUE EQUITY FUND

INVESTMENT ADVISER

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the Trust and the LSV Conservative Value Equity Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-888-FUND-LSV (1-888-386-3578)

BY MAIL:          LSV Conservative Value Equity Fund
                  P.O. Box 219009
                  Kansas City, Missouri 64121-9009

BY INTERNET:      WWW.LSVASSET.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 LSV-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                              LSV VALUE EQUITY FUND

                              TICKER SYMBOL: LSVEX

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The LSV Value Equity Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
FUND SUMMARY..................................................................xx
    INVESTMENT OBJECTIVE......................................................xx
    FUND FEES AND EXPENSES....................................................xx
    PRINCIPAL INVESTMENT STRATEGIES...........................................xx
    PRINCIPAL RISKS...........................................................xx
    PERFORMANCE INFORMATION...................................................xx
    INVESTMENT ADVISER........................................................xx
    PORTFOLIO MANAGERS........................................................xx
    PURCHASE AND SALE OF FUND SHARES..........................................xx
    TAX INFORMATION...........................................................xx
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
    INTERMEDIARIES............................................................xx
MORE INFORMATION ABOUT RISK...................................................xx
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................xx
INFORMATION ABOUT PORTFOLIO HOLDINGS..........................................xx
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ................................xx
PORTFOLIO MANAGERS............................................................xx
PURCHASING AND SELLING FUND SHARES............................................xx
OTHER POLICIES................................................................xx
SHAREHOLDER SERVICING ARRANGEMENTS............................................xx
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................xx
DIVIDENDS AND DISTRIBUTIONS...................................................xx
TAXES.........................................................................xx
FINANCIAL HIGHLIGHTS..........................................................xx
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND.........................Back Cover

LSV VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ....................................................       0.55%
Other Expenses......................................................        xx%
                                                                           -----
Total Annual Fund Operating Expenses................................        xx%

     EXAMPLE
     -------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $xx                $xx              $xx              $xx

     PORTFOLIO TURNOVER
     ------------------

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The LSV Value Equity Fund invests primarily in equity securities. In selecting securities for the Fund, LSV Asset Management ("LSV" or the "Adviser")focuses on medium to large U.S. companies (I.E., those with market capitalizations of $1 billion or more at the time of purchase) whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase and have potential for near-term appreciation. The Fund may also invest, to a lesser extent, in common stocks of such undervalued companies with small market capitalizations (between $500 million and $1 billion). The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, under normal circumstances, at least 80% of its net assets will be invested in equity securities. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders.

The Adviser uses a strictly quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. This investment strategy seeks to control overall portfolio risk while seeking to maximize the expected return. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risk including liquidity risks, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that mid- to large-capitalization equity value securities may underperform other segments of the equity market or the equity market as a whole.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                      2000                    11.15%
                      2001                     5.23%
                      2002                   (11.14)%
                      2003                    34.68%
                      2004                    18.66%
                      2005                    10.53%
                      2006                    21.93%
                      2007                    (2.73)%
                      2008                   (39.21)%
                      2009                    XX.XX%

                 BEST QUARTER              WORST QUARTER
                      XX%                        XX%
                 (XX/XX/XX)                (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.] [TO BE CONFIRMED]

[LSV: PLEASE ADVISE IF YOU WOULD LIKE TO CONTINUE TO SHOW "SINCE INCECPTION" PERFORMANCE. THIS IS NOW OPTIONAL AS THE FUND HAS 10 CALENDAR YEARS OF PERFORMANCE INFORMATION.]

                                                                                                     SINCE INCEPTION
                                                           1 YEAR        5 YEARS       10 YEARS        (3/31/1999)
---------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                  XX.XX%         XX.XX%        XX.XX%            XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                  XX.XX%         XX.XX%        XX.XX%            XX.XX%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF      XX.XX%         XX.XX%        XX.XX%            XX.XX%
    FUND SHARES
RUSSELL 1000 VALUE INDEX(1) RETURN (REFLECTS NO            XX.XX%         XX.XX%        XX.XX%            XX.XX%
    DEDUCTION FOR FEES, EXPENSES, OR TAXES)

(1) The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

INVESTMENT ADVISER

LSV Asset Management serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok, CEO, CIO, and Partner, has been with the Adviser since its founding in 1994.

Menno Vermeulen, CFA, Partner and Senior Quantitative Analyst, joined the Adviser in 1998.

Puneet Mansharamani, CFA, Partner, joined the Adviser in 2000.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Formed in 1994, LSV Asset Management is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2009, LSV had approximately $XX billion in assets under management. The Adviser's principal place of business is located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.55%, based on the average daily net assets of the Fund. For the fiscal year ended October 31, 2009, the Fund paid X.XX% of its average daily net assets in advisory fees to the Adviser.
 A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report to Shareholders dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 31 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering in 2001.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in the SAI.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Value Equity Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: DST Systems, Inc. c/o LSV Value Equity Fund, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

FUND NAME                     TICKER SYMBOL           CUSIP           FUND CODE
LSV Value Equity Fund             LSVEX             00758M634           1500

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be sent to your bank account via wire (may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $100,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund may invest in small- or mid-cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the

Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2006, 2007, 2008 and 2009 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31,

                                    REALIZED
                                      AND                                                           NET
           NET ASSET               UNREALIZED               DIVIDENDS  DISTRIBUTION                ASSET
             VALUE       NET         GAINS        TOTAL      FROM NET      FROM        TOTAL       VALUE
           BEGINNING  INVESTMENT  (LOSSES) ON     FROM      INVESTMENT   REALIZED  DIVIDENDS AND    END      TOTAL
            OF YEAR     INCOME    INVESTMENTS  OPERATIONS     INCOME      GAINS    DISTRIBUTIONS  OF YEAR   RETURN(2)
--------- ---------- ----------- ------------- ----------  ----------- ----------- -------------- -------   ---------

LSV VALUE EQUITY FUND


2009         X.XX        X.XX         X.XX       X.XX         X.XX        X.XX         X.XX        X.XX      X.XX

2008        $19.91     $0.37(2)     $(7.98)     $(7.61)     $(0.35)     $(1.08)      $(1.43)     $10.87    (40.90)%

2007        $18.88     $0.33(2)      $1.31       $1.64      $(0.28)     $(0.33)      $(0.61)     $19.91     8.83%

2006        $15.92     $0.31(2)      $3.10       $3.41      $(0.16)     $(0.29)      $(0.45)     $18.88     21.86%

2005        $14.40     $0.23(2)      $1.90       $2.13      $(0.21)     $(0.40)      $(0.61)     $15.92     15.07%


                                  RATIO OF
                                     NET
         NET ASSETS   RATIO OF   INVESTMENT
            END OF    EXPENSESS   INCOME TO   PORTFOLIO
             YEAR    TO AVERAGE   AVERAGE     TURNOVER
             (000)    NET ASSET   NET ASSETS     RATE
--------- ----------- ---------  ----------- ------------

LSV VALUE


2009         X.XX      X.XX         X.XX          X.XX

2008      $1,611,099   0.64%        2.38%         25%

2007      $3,123,533   0.62%        1.75%         20%

2006      $2,817,717   0.64%        1.77%         12%

2005      $1,009,298   0.67%        1.47%         12%


(1) Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2)  Per share calculations were performed using average shares for the period.

                         THE ADVISORS' INNER CIRCLE FUND

                              LSV VALUE EQUITY FUND

INVESTMENT ADVISER

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the Trust and the LSV Value Equity Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:   1-888-FUND-LSV (1-888-386-3578)

BY MAIL:        LSV Value Equity Fund
                P.O. Box 219009
                Kansas City, Missouri 64121-9009

BY INTERNET:    www.lsvasset.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 LSV-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND

                    THE MCKEE INTERNATIONAL EQUITY PORTFOLIO
                      INSTITUTIONAL CLASS SHARES PROSPECTUS
                                  MARCH 1, 2010

                              TICKER SYMBOL: MKIEX

                               INVESTMENT ADVISER:
                                C.S. MCKEE, L.P.

   The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY .................................................................X

         INVESTMENT OBJECTIVE.................................................X

         FUND FEES AND EXPENSES...............................................X

         PRINCIPAL INVESTMENT STRATEGY........................................X

         PRINCIPAL RISKS......................................................X

         PERFORMANCE INFORMATION..............................................X

         INVESTMENT ADVISER...................................................X

         PORTFOLIO MANAGERS...................................................X

         PURCHASE AND SALE OF FUND SHARES.....................................X

         TAX INFORMATION......................................................X

         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL

         INTERMEDIARIES.......................................................X

INVESTING WITH THE FUND.......................................................X

         BUYING SHARES........................................................X

         REDEEMING SHARES.....................................................X

         TRANSACTION POLICIES.................................................X

         ACCOUNT POLICIES.....................................................X

ADDITIONAL INFORMATION ABOUT THE FUND.........................................X

         OTHER INVESTMENT PRACTICES AND STRATEGIES............................X

         INVESTMENT MANAGEMENT................................................X

         SHAREHOLDER SERVICING ARRANGEMENTS...................................X

         PAYMENTS TO FINANCIAL INTERMEDIARIES.................................X

FINANCIAL HIGHLIGHTS..........................................................X

THE MCKEE INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The McKee International Equity Portfolio (the "Fund") seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
redeemed within six months of purchase)                                   1.00%

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ........................................................  0.70%
Other Expenses..........................................................    xx%
                                                                          -----
Total Annual Fund Operating Expenses....................................    xx%
                                                                          -----

       EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------- ---------------------------- ---------------------------- ----------------------------
            1 YEAR                        3 YEARS                      5 YEARS                     10 YEARS
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
             $XXX                          $XXX                         $XXX                         $XXX
------------------------------- ---------------------------- ---------------------------- ----------------------------

       PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities of companies located in at least three countries other than the United States. This investment strategy may be changed by the Fund upon 60 days' prior notice to shareholders.

C.S. McKee, L.P.'s (the "Adviser") stock selection process begins by screening a broad universe of companies, located in both developed and emerging markets, to identify potentially undervalued securities with improving fundamentals. Such quantitative screens include price to book value ratios and price/earnings to growth ratios. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form Adviser's focus list. The Adviser looks for companies with strong balance sheets, competent management and comparative business advantages with respect to costs, products and geographical location. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants, the Adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators.

The Fund will attempt to minimize risk through investment in a range of countries and economic sectors. The Adviser will deliberately allocate the assets of the Fund to most major markets and industries within the Morgan Stanley Capital International EAFE Index. However, the Fund may buy stocks that are not included in countries and industries comprising the Morgan Stanley Capital International EAFE Index. Based on this strategy, the Fund will generally hold more than 50 stocks selected from at least 15 countries.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its objective. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement the Fund's investment strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs and EDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser's assessment of the company is inaccurate, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Fund's share price may suffer. Value-oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-diversified may cause the value of the Fund's shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-866-625-3346.

Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. McKee International Equity Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                 2000                  (16.26)%
                 2001                  (14.99)%
                 2002                  (15.56)%
                 2003                    38.33%
                 2004                    23.11%
                 2005                    10.80%
                 2006                    25.35%
                 2007                    11.44%
                 2008                  (41.20)%
                 2009                    XX.XX%

               BEST QUARTER                WORST QUARTER
                   XX%                         XX%
                (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]

                                                                      1 YEAR           5 YEARS          10 YEARS
---------------------------------------------------------------- ----------------- ---------------- -----------------
---------------------------------------------------------------- ----------------- ---------------- -----------------
Fund Returns Before Taxes                                              xx%               xx%              xx%
Fund Returns After Taxes on Distributions                              xx%               xx%              xx%
Fund Returns After Taxes on Distributions and Sale of Fund
Shares                                                                 xx%               xx%              xx%
Morgan Stanley Capital International EAFE Index (1) (reflects
no deduction for fees, expenses or taxes)                              xx%               xx%              xx%

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index which measures the arithmetic, market value-weighted averages of the performance of over 1,100 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

INVESTMENT ADVISER

C.S. McKee, L.P. serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Gregory M. Melvin, Executive Vice President and Chief Investment Officer, joined C.S. McKee & Co., Inc. (the "Former Adviser") in 2000.

William J. Andrews, Senior Vice President and Portfolio Manager, joined the Former Adviser in 1983.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time you must invest at least $2,500 ($500 for an Individual Retirement Accounts ("IRAs") and $250 for Spousal
IRAs). You can buy additional shares of the Fund for as little as $100. The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-866-625-3346.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------

Institutional Class Shares are for individual and institutional investors. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

         REGULAR MAIL ADDRESS

         McKee International Equity Portfolio
         P.O. Box 219009
         Kansas City, MO 64121-9009

         EXPRESS MAIL ADDRESS
         DST Systems, Inc.
         c/o McKee International Equity Portfolio
         430 West 7th Street
         Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-866-625-3346 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

         UMB Bank, N.A.
         ABA#: 101000695
         The McKee International Equity Portfolio
         DDA Acct. # 9871063178
         Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: McKee International Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems, Inc. c/o McKee International Equity Portfolio, 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or obtain additional information.

          TICKER SYMBOL                     CUSIP                      FUND CODE
  ------------------------------ ---------------------------- ------------------
  ------------------------------ ---------------------------- ------------------
              MKIEX                       00758M188                       1230


REDEEMING SHARES
--------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

You may contact the Fund directly by mail at: McKee International Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems, Inc. c/o McKee International Equity Portfolio, 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

     o        The Fund name;
     o        The account number;
     o        The dollar amount or number of shares you wish to redeem;
     o        The account name(s); and
     o        The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-625-3346 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at a price equal to the Fund's NAV next computed after it receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time. Shares will not be priced on days the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

IN-KIND TRANSACTIONS

Under certain conditions and in the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 1.00% redemption fee on redemptions of shares that have been held for less than 6 months. The redemption fee is deducted from the Fund's sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Fund may:

     o   Stop offering shares;
     o   Reject any purchase order; or
     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses). The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:

     o   Trading on the NYSE is restricted or halted; or

     o The U.S. Securities and Exchange Commission ("SEC") allows the Fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see "Calculating Your Share Price."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than two "round trips" into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund assesses a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than six months (subject to certain exceptions as discussed in "Redemption Fee").

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SMALL ACCOUNTS

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     o   To retirement accounts and certain other accounts; or
     o When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income annually. The Fund will distribute its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

TAXES ON DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-625-3346 to find out when the Fund expects to make distributions to shareholders.

Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long-term if you held the shares for longer.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

The Fund's investment objective is to seek a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, you should read the SAI.

DERIVATIVES

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/mckee. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

INVESTMENT ADVISER

C.S. McKee, L.P., a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, Pennsylvania 15222, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the oversight of the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70%, based on the average daily net assets of the Fund. As of December 31, 2009, the Adviser had approximately $X.X billion in assets under management. The Adviser was formed by certain officers of the Fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Adviser's investment advisory business. The Adviser continued the business of the Former Adviser and the Adviser's acquisition of the Former Adviser did not result in any change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. The persons responsible for the day-to-day management of the Fund remained the same. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly, United Asset Management Corporation), but the Adviser is not affiliated with Old Mutual (US) Holdings Inc.

The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972. During its most recent fiscal year, the Fund paid the Adviser a fee of x.xx% of its average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGERS

Gregory M. Melvin and William J. Andrews are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Melvin is the Adviser's Chief Investment Officer. He joined the Former Adviser as its Director of Equities in 2000. He also currently serves as Executive Vice President and previously served as Chief Investment Officer of Dartmouth Capital. Prior to working at Dartmouth Capital, he spent 15 years at Federated Investors as a Senior Portfolio Manager. Mr. Andrews is a Senior Vice President and portfolio manager of the Fund and is responsible for the Fund's equity investments. He joined the Former Adviser in 1983.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-625-3346.

YEARS ENDED OCTOBER 31,                                  2009         2008         2007         2006         2005
----------------------------------------------------- ------------ ------------ ------------ ------------ ------------
----------------------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value, Beginning of Year                                      $17.97       $15.68       $12.47       $11.00
Income from Investment Operations:
   Net Investment Income(1)                                               0.34         0.34         0.29         0.19
   Net Realized and Unrealized Gain                                     (7.83)         3.47         3.12         1.44
      Total from Investment Operations                                  (7.49)         3.81         3.41         1.63
      Redemption Fees(2)                                                  --            --            --           --
   Dividends and Distributions:
   Net Investment Income                                                (0.31)       (0.27)       (0.20)       (0.16)
   Capital Gains                                                        (1.69)       (1.25)          --            --
      Total Dividends and Distributions                                 (2.00)       (1.52)       (0.20)       (0.16)
   Net Asset Value, End of Year                                          $8.48       $17.97       $15.68       $12.47
Total Return(3)                                                       (46.49)%       26.19%       27.62%       14.90%
Ratios and Supplemental Data
   Net Assets, End of Year (Thousands)                                $160,770     $275,432     $243,248     $232,696
   Ratio of Expenses to Average Net Assets                            1.00%(4)     0.99%(4)     1.00%(4)     1.01%(4)
   Ratio of Net Investment Income to Average Net
   Assets                                                          -----------
                                                                         2.50%        2.10%        2.02%        1.60%
   Portfolio Turnover Rate                                                 25%          16%          13%          27%

----------------------------
(1)   Per share calculations were performed using average shares for the period.
(2)   Amount represents less than $0.01 per share.
(3) Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(4) The Ratio of Expenses to Average Net Assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
Amounts designated as "-" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO


Investors who are interested in receiving more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (is legally part of) this prospectus.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-625-3346

BY MAIL:          McKee International Equity Portfolio
                  P.O. Box 219009
                  Kansas City, MO 64121

BY INTERNET:      www.cs.com (Prospectus only)


FROM THE SEC: You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-06400.

CSM-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND


                            THE RICE HALL JAMES FUNDS

                                   PROSPECTUS
                                  MARCH 1, 2010


                       RICE HALL JAMES SMALL CAP PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                              TICKER SYMBOL: RHJMX

                       RICE HALL JAMES MICRO CAP PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                              TICKER SYMBOL: RHJSX

                        RICE HALL JAMES MID CAP PORTFOLIO
                              INVESTOR CLASS SHARES

                              TICKER SYMBOL: RHJVX

                               INVESTMENT ADVISOR:
                        RICE HALL JAMES & ASSOCIATES, LLC





  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RICE HALL JAMES SMALL CAP PORTFOLIO FUND SUMMARY...............................X

     INVESTMENT OBJECTIVE......................................................X

     FUND FEES AND EXPENSES....................................................X

     PRINCIPAL INVESTMENT STRATEGIES...........................................X

     PRINCIPAL RISKS...........................................................X

     PERFORMANCE INFORMATION...................................................X

     INVESTMENT ADVISER........................................................X

     PORTFOLIO MANAGERS........................................................X

RICE HALL JAMES MICRO CAP PORTFOLIO FUND SUMMARY...............................X

     INVESTMENT OBJECTIVE......................................................X

     FUND FEES AND EXPENSES....................................................X

     PRINCIPAL INVESTMENT STRATEGIES...........................................X

     PRINCIPAL RISKS...........................................................X

     PERFORMANCE INFORMATION...................................................X

     INVESTMENT ADVISER........................................................X

     PORTFOLIO MANAGERS........................................................X

RICE HALL JAMES MID CAP PORTFOLIO FUND SUMMARY.................................X

     INVESTMENT OBJECTIVE......................................................X

     FUND FEES AND EXPENSES....................................................X

     PRINCIPAL INVESTMENT STRATEGIES...........................................X

     PRINCIPAL RISKS...........................................................X

     PERFORMANCE INFORMATION...................................................X

     INVESTMENT ADVISER........................................................X

     PORTFOLIO MANAGERS........................................................X

SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES,

     TAXES AND FINANCIAL INTERMEDIARY COMPENSATION.............................x

INVESTING WITH THE RICE HALL JAMES FUNDS.......................................X

     BUYING SHARES.............................................................X

     REDEEMING SHARES..........................................................X

     EXCHANGING SHARES.........................................................X

     TRANSACTION POLICIES......................................................X

     ACCOUNT POLICIES..........................................................X

ADDITIONAL INFORMATION ABOUT THE RICE HALL JAMES FUNDS.........................X

     OTHER INVESTMENT PRACTICES AND STRATEGIES.................................X

     INVESTMENT MANAGEMENT.....................................................X

     SHAREHOLDER SERVICING ARRANGEMENTS........................................X

     PAYMENTS TO FINANCIAL INTERMEDIARIES......................................X

FINANCIAL HIGHLIGHTS...........................................................X

     RICE HALL JAMES SMALL CAP PORTFOLIO.......................................X

     RICE HALL JAMES MICRO CAP PORTFOLIO.......................................X

     RICE HALL JAMES MID CAP PORTFOLIO.........................................X

RICE HALL JAMES SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE

The Rice Hall James Small Cap Portfolio (the "Fund" or the "Small Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small market capitalization (small cap) companies.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ........................................           0.80%
Other Expenses..........................................            xx%
                                                                -----------
Acquired Fund Fees and Expenses.........................            xx%
                                                                -----------
Total Annual Fund Operating Expenses (1)................            xx%

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $xx                $xx              $xx              $xx

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which, at the time of initial purchase, fall within the range of companies in the Russell 2000 Index at reconstitution each June. Rice Hall James & Associates, LLC ("RHJ" or the "Adviser") believes that there are greater pricing inefficiencies for small cap companies than larger capitalization companies because this range of the market has less analyst coverage.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying stocks of growth companies that are selling at a discount to those companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than those companies' three- to five- year projected earnings growth rate.

The Adviser seeks to invest in companies undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such events will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

Moreover, the Adviser focuses on securities of companies with the following attributes:

     Strong management;

     Leading products or services;

     Distribution to a large marketplace or growing niche market;

     Anticipated above-average revenue and earnings growth rates;

     Potential for improvement in profit margins; and

     Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund's target capitalization range used by the Adviser for the initial purchase if it believes the company has growth potential. However, it may sell stocks for the following reasons:

     The stock reaches the target price set by the Adviser;

     The stock falls below the downside price limit set by the Adviser;

     The fundamentals of the stock have deteriorated; or

     A more attractively valued alternative is available for purchase.

The Adviser expects that cash reserves will normally represent under 20% of the Fund's assets.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. THE PRINCIPAL RISK FACTORS AFFECTING SHAREHOLDERS' INVESTMENTS IN THE FUND ARE SET FORTH BELOW.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at HTTP://WWW.RHJFUNDS.COM or by calling 1-866-474-5669.

Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year. Prior to January 20, 2008, the Fund's investment strategy also included investments in equity securities of mid cap companies in addition to investments in equity securities of small cap companies; therefore, the performance shown below for periods prior to January 20, 2008 may have differed had the Fund's current investment strategy been in effect during those periods.

                         2000                    33.60%
                         2001                     6.14%
                         2002                  (21.92)%
                         2003                    32.51%
                         2004                     8.92%
                         2005                     2.99%
                         2006                    11.66%
                         2007                     8.38%
                         2008                  (38.94)%
                         2009                       XX%

                     BEST QUARTER                WORST QUARTER
                         XX%                         XX%
                     (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF CERTAIN BROAD-BASED SECURITIES MARKET INDICES.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]

                                                                                                      SINCE INCEPTION
                                                            1 YEAR         5 YEARS        10 YEARS       (11/1/96)
-------------------------------------------------------- -------------- --------------- ------------- ----------------
-------------------------------------------------------- -------------- --------------- ------------- ----------------
Fund Return Before Taxes                                      XX%            XX%            XX%            XX%
-------------------------------------------------------- -------------- --------------- ------------- ----------------
-------------------------------------------------------- -------------- --------------- ------------- ----------------
Fund Return After Taxes on Distributions                      XX%            XX%            XX%            XX%
-------------------------------------------------------- -------------- --------------- ------------- ----------------
-------------------------------------------------------- -------------- --------------- ------------- ----------------
Fund Return After Taxes on Distributions and Sale of          XX%            XX%            XX%            XX%
Fund Shares
-------------------------------------------------------- -------------- --------------- ------------- ----------------
-------------------------------------------------------- -------------- --------------- ------------- ----------------
Russell 2000 Index 1 (reflects no deduction for fees,         XX%            XX%            XX%            XX%
expenses or taxes)
-------------------------------------------------------- -------------- --------------- ------------- ----------------
-------------------------------------------------------- -------------- --------------- ------------- ----------------
Russell 2000 Growth Index (2) (reflects no deduction          XX%            XX%            XX%            XX%
for fees, expenses or taxes)

(1) The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalizations.

2 The Russell 2000 Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index with the higher price-to-book ratios and higher forecasted growth values.

INVESTMENT ADVISER

Rice Hall James & Associates, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Thomas W. McDowell, CEO, Chief Investment Officer, joined the Adviser in 1984.

Cara M. Thome, Portfolio Manager/Analyst, joined the Adviser in 2001.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, joined the Adviser in 1983.

James D. Dickinson, CFA, Portfolio Manager/Analyst, joined the Adviser in 2006.



FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

RICE HALL JAMES MICRO CAP PORTFOLIO

INVESTMENT OBJECTIVE

The Rice Hall James Micro Cap Portfolio (the "Fund" or the "Micro Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small market capitalization companies.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------- ----------------
Redemption Fee (as a percentage of amount redeemed, if               2.00%
redeemed within 90 days of    purchase)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees ...............................................        0.75%
Other Expenses',,..............................................          xx%
                                                                   ------------
Acquired Fund Fees and Expenses................................          xx%
                                                                   ------------
Total Annual Fund Operating Expenses(1)........................          xx%

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR            3 YEARS          5 YEARS          10 YEARS
            $xx                $xx              $xx              $xx

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which fall within the range of $50 million to $500 million at the time of initial purchase. In selecting securities for the Fund, Rice Hall James & Associates, LLC ("RHJ" or the "Adviser") emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying stocks of growth companies that are selling at a discount to those companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than those companies' three- to five- year projected earnings growth rate.

The Adviser seeks to invest in companies undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such events will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

Moreover, the Adviser focuses on securities of companies with the following attributes:

     Strong management;

     Leading products or services;

     Distribution to a large marketplace or growing niche market;

     Anticipated above-average revenue and earnings growth rates;

     Potential for improvement in profit margins; and

     Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund's target capitalization range used by the Adviser for the initial purchase if it believes the company has growth potential. However, it may sell stocks for the following reasons:

     The stock reaches the target price set by the Adviser;

     The stock falls below the downside price limit set by the Adviser;

     The fundamentals of the stock have deteriorated; or

     A more attractively valued alternative is available for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a Fund with a buy and hold strategy.

The Adviser expects that cash reserves will normally represent under 20% of the Fund's assets.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at HTTP://WWW.RHJFUNDS.COM or by calling 1-866-474-5669.

Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio (the "Predecessor Micro Cap Fund"). The Predecessor Micro Cap Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Micro Cap Fund for periods prior to June 24, 2002.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                       2000                        11.24%
                       2001                        16.41%
                       2002                      (21.64)%
                       2003                        56.62%
                       2004                        17.00%
                       2005                         7.87%
                       2006                        13.66%
                       2007                       (2.32)%
                       2008                      (39.80)%
                       2009                        XX.XX%

                   BEST QUARTER                WORST QUARTER
                       XX%                         XX%
                   (XX/XX/XX)                  (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF CERTAIN BROAD-BASED SECURITIES MARKET INDICES.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

                                                                                                           SINCE
                                                                                                         INCEPTION
                                                              1 YEAR         5 YEARS       10 YEARS       (7/1/94)
--------------------------------------------------------- --------------- -------------- ------------- ---------------
--------------------------------------------------------- --------------- -------------- ------------- ---------------
Fund Return Before Taxes                                        XX%             XX%           XX%           XX%
--------------------------------------------------------- --------------- -------------- ------------- ---------------
--------------------------------------------------------- --------------- -------------- ------------- ---------------
Fund Return After Taxes on Distributions                        XX%             XX%           XX%           XX%
--------------------------------------------------------- --------------- -------------- ------------- ---------------
--------------------------------------------------------- --------------- -------------- ------------- ---------------
Fund Return After Taxes on Distributions and Sale of            XX%             XX%           XX%           XX%
Fund Shares
--------------------------------------------------------- --------------- -------------- ------------- ---------------
--------------------------------------------------------- --------------- -------------- ------------- ---------------
Russell 2000 Index (1) (reflects no deduction for fees,         XX%             XX%           XX%           XX%
expenses or taxes)
--------------------------------------------------------- --------------- -------------- ------------- ---------------
--------------------------------------------------------- --------------- -------------- ------------- ---------------
Russell Microcap Index (2) (reflects no deduction for           XX%             XX%           XX%           XX%
fees, expenses or taxes)
--------------------------------------------------------- --------------- -------------- ------------- ---------------
--------------------------------------------------------- --------------- -------------- ------------- ---------------
Russell 2000 Growth Index (3) (reflects no deduction XX % XX % XX % XX % for fees, expenses or taxes)

(1) The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalizations.
(2) The Russell Microcap Index consists of the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities.
(3) The Russell 2000 Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index with the higher price to-book ratios and higher forecasted growth values. [RHJ:
     PLEASE CONFIRM IF YOU WOULD LIKE TO CONTINUE TO INCLUDE RETURNS FOR THE RUSSELL 2000 GROWTH INDEX]

INVESTMENT ADVISER

Rice Hall James & Associates, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Thomas W. McDowell, CEO, Chief Investment Officer, joined the Adviser in 1984.


Cara M. Thome, Portfolio Manager/Analyst, joined the Adviser in 2001.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, joined the Adviser in 1983.

James D. Dickinson, CFA, Portfolio Manager/Analyst, joined the Adviser in 2006.



FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

RICE HALL JAMES MID CAP PORTFOLIO

INVESTMENT OBJECTIVE

The Rice Hall James Mid Cap Portfolio (the "Fund" or the "Mid Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid-market capitalization (mid cap) companies.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees (1) ..............................................................        xx%
Distribution and Service (12b-1) Fees.............................................        xx%
Other Expenses....................................................................        xx%
                                                                                       ----------
Acquired Fund Fees and Expenses...................................................        xx%
                                                                                       ----------
Total Annual Fund Operating Expenses(2)                                                   xx%
                                                                                       ----------
Less Fee Reductions and/or Expense Reimbursements.................................        xx%
                                                                                       ----------
Net Operating Expenses (2,3)......................................................        xx%

(1) The Fund pays Rice Hall James & Associates, LLC ("RHJ" or the "Adviser") compensation at an annual rate as follows: 0.90% on the first $250 million of average daily net assets; 0.80% on the next $250 million of average daily net assets; and 0.70% average daily net assets in excess of $500 million.
(2) The Total Annual Fund Operating Expenses and Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(3) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.40% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.40% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. Net Operating Expenses shown include X.XX% of Acquired Fund Fees and Expenses.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR            3 YEARS          5 YEARS          10 YEARS
               $xx              $xx(1)           $xx(1)            $xx(1)


(1) For periods after the first year, figures are based on the Fund's Total Annual Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which, at the time of initial purchase, fall within the range of companies in the Russell Midcap Index at reconstitution each June.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than those companies' three to five year projected earnings growth rate.

The Adviser seeks to invest in companies undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events could include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such events will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

Moreover, the Adviser focuses on securities of companies with the following attributes:

     Strong management;

     Leading products or services;

     Distribution to a large marketplace or growing niche market;

     Anticipated above-average revenue and earnings growth rates;

     Potential for improvement in profit margins; and

     Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund's target capitalization range used by the Adviser for the initial purchase if it believes the company has growth potential. However, it may sell stocks for the following reasons:

     The stock reaches the target price set by the Adviser;

     The stock falls below the downside price limit set by the Adviser;

     The fundamentals of the stock have deteriorated; or

     A more attractively valued alternative is available for purchase.

The Adviser expects that cash reserves will normally represent under 20% of the Fund's assets.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

MID-CAPITALIZATION COMPANY RISK - The mid-capitalization companies the Fund invests in may be more valuable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, the mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at HTTP://WWW.RHJFUNDS.COM or by calling 1-866-474-5669.

This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                      2005                       11.99%
                      2006                       16.11%
                      2007                       10.27%
                      2008                     (38.67)%
                      2009                       XX.XX%


                  BEST QUARTER                WORST QUARTER
                      XX%                         XX%
                   (XX/XX/XX)                  (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF BROAD-BASED SECURITIES MARKET INDICES.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.] [TO BE CONFIRMED]

                                                                                                           SINCE
                                                                                                         INCEPTION
                                                                            1 YEAR         5 YEARS       (7/30/04)
----------------------------------------------------------------------- ---------------- ------------- ---------------
----------------------------------------------------------------------- ---------------- ------------- ---------------
Fund Return Before Taxes                                                     XX %            XX %           XX %
----------------------------------------------------------------------- ---------------- ------------- ---------------
----------------------------------------------------------------------- ---------------- ------------- ---------------
Fund Return After Taxes on Distributions                                     XX %            XX %           XX %
----------------------------------------------------------------------- ---------------- ------------- ---------------
----------------------------------------------------------------------- ---------------- ------------- ---------------
Fund Return After Taxes on Distributions and Sale of Fund Shares             XX %            XX %           XX %
----------------------------------------------------------------------- ---------------- ------------- ---------------
----------------------------------------------------------------------- ---------------- ------------- ---------------
Russell Midcap Index (1) (reflects no deduction for fees, expenses or        XX %            XX %           XX %
taxes)
----------------------------------------------------------------------- ---------------- ------------- ---------------
----------------------------------------------------------------------- ---------------- ------------- ---------------
Russell Midcap Growth Index (2) (reflects no deduction for fees,             XX %            XX %           XX %
expenses or taxes)

(1) The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $XX billion; the median market capitalization was approximately $XX billion. The largest company in the index had an approximate market capitalization of $XX billion.
(2) The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

INVESTMENT ADVISER

Rice Hall James & Associates, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Thomas W. McDowell, CEO, Chief Investment Officer, joined the Adviser in 1984.

Cara M. Thome, Portfolio Manager/Analyst, joined the Adviser in 2001.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, joined the Adviser in 1983.

James D. Dickinson, CFA, Portfolio Manager/Analyst, joined the Adviser in 2006.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES

You can open an account with any Fund with a minimum initial investment of $2,500 for Investor and Institutional Class shares ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can purchase additional shares of any Fund for as little as $100. Each Fund reserves the right to waive the minimum initial investment and minimum subsequent investment amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange is open for business by contacting the Funds directly by mail or telephone at 1-866-474-5669.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE RICE HALL JAMES FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and a Fund name.

     REGULAR MAIL ADDRESS

     The Rice Hall James Funds
     P.O. Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS

     DST Systems, Inc.
     c/o The Rice Hall James Funds
     430 West 7th Street
     Kansas City, MO 64105

BY WIRE

To open an account by wire call 1-866-474-5669 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA#: 101000695
     The Rice Hall James Funds
     DDA Acct. # 9871063178
     Ref: account number/account name/fund name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Funds at: The Rice Hall James Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address:
DST Systems, Inc. c/o The Rice Hall James Funds, 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily net asset value per share ("NAV") or obtain additional information.

FUND NAME                                TICKER SYMBOL                  CUSIP                      FUND CODE
----------------------------------- ------------------------ ---------------------------- ----------------------------
----------------------------------- ------------------------ ---------------------------- ----------------------------
Institutional Class Shares                   RHJMX                    00758M196                      1180
Small Cap Portfolio
----------------------------------- ------------------------ ---------------------------- ----------------------------
----------------------------------- ------------------------ ---------------------------- ----------------------------
Institutional Class Shares                   RHJSX                    00758M212                      1179
Micro Cap Portfolio
----------------------------------- ------------------------ ---------------------------- ----------------------------
----------------------------------- ------------------------ ---------------------------- ----------------------------
Investor Class Shares                        RHJVX                    0075W0833                      2079
Mid Cap Portfolio

REDEEMING SHARES
--------------------------------------------------------------------------------

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

You may contact the Funds directly by mail at: The Rice Hall James Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems c/o The Rice Hall James Funds, 430 W. 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

     o  The Fund name(s);

     o  The account number;

     o  The dollar amount or number of shares you wish to redeem;

     o  The account name(s); and

     o  The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-866-474-5669 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

At no charge, you may exchange shares of one Rice Hall James Fund for shares of another Rice Hall James Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Funds will calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

NAV for one Fund share is the value of that share's portion of all of the net assets of a fund. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of the same, the Micro Cap Portfolio charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Micro Cap Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

RULE 12B-1 FEES FOR INVESTOR CLASS SHARES

Investor Class Shares of the Mid Cap Portfolio have adopted a distribution plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class Shares and for services provided to its shareholders. The maximum annual distribution fee is 0.25% of the Mid Cap Portfolio's average daily net assets. Since these fees are paid out of the Mid Cap Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class Shares of the Mid Cap Portfolio and may cost you more than paying other types of sales charges.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Funds may:

     o  Stop offering shares;

     o  Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, please see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o  Trading on the NYSE is restricted or halted; or

     o The U.S. Securities and Exchange Commission ("SEC") allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o  Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Funds invest in micro, small and mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of fund shares held by other shareholders. In addition, because frequent trading may cause the Funds to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than one (1) "round trip" into or out of each Fund per rolling 90 days. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than one (1) exchange (from one Rice Hall James Fund to another Rice Hall James Fund) per rolling 90 days. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o The Micro Cap Portfolio assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds', or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds', or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

Each Fund reserves the right to close your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     o  To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income quarterly and its net capital gains at least once a year. Each will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in a Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-474-5669 to find out when the Funds expect to make distributions to shareholders.

Each sale or exchange of shares of a Fund may be a taxable event. For tax purposes, an exchange of shares of one Rice Hall James Portfolio for another is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

The investment objective of each of the Small Cap Portfolio and the Micro Cap Portfolio is to seek maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small market capitalization companies. The investment objective of the Mid Cap Portfolio is to seek maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid-market capitalization companies. Each Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, each Fund may use the investment strategies described below. Each Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning each Fund's investment practices and its risks, you should read the SAI.

DERIVATIVES

Each Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. The Funds could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

Each Fund may invest up to 15% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Funds to sell their securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

Although not a principal investment strategy, each Fund may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs and mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.

Each Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform the market as a whole. In general, real estate values can be affected by a variety of factors, including supply and demand for properties and the strength of specific industries that rent properties. In general, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, the Funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objective. Each Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. Each Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Funds may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if a Fund experiences large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

PORTFOLIO TURNOVER

The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Funds. Shareholders must pay tax on such capital gains.

INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Fund generally publishes a complete list of its portfolio holdings and a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://WWW.RHJFUNDS.COM. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of any Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' SAI for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, CA 92101, serves as each Fund's investment adviser. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. As of December 31, 2009, the Adviser had approximately $XX billion in assets under management.

For its services, the Small Cap Portfolio pays the Adviser an annual fee of 0.80% of its average daily net assets. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets. The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time. During its most recent fiscal year, the Fund paid XX% of its average daily net assets in advisory fees to the Adviser.

For its services, the Micro Cap Portfolio pays the Adviser an annual fee of 0.75% of its average net assets. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.60% of the Fund's average daily net assets. The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time. During its most recent fiscal year, the Fund paid XX% of its average daily net assets in advisory fees to the Adviser.

For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, of its average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.40% of the Fund's average daily net assets for a period of one year from the date of this prospectus. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual Fund operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. During its most recent fiscal year, the Fund paid XX% of its average daily net assets in advisory fees (after fee reductions) to the Adviser.

A discussion regarding the basis for the Board's approval of Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2009.

PORTFOLIO MANAGERS

The RHJ Funds are managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Thomas W. McDowell, CEO, Chief Investment Officer is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio. Mr. McDowell joined RHJ in 1984 as a Portfolio Manager and Analyst and has 29 years of investment experience. Mr. McDowell assumed leadership of RHJ in 1994. Mr. McDowell has a B.A. degree from the University of California, Los Angeles and an M.B.A. from San Diego State University.

Cara M. Thome, Portfolio Manager/Analyst is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio. Ms. Thome joined RHJ in January 2001 and has 12 years of investment experience. She was previously an Analyst at the Equity Research Department at George K. Baum & Company from 1997 to 2001. Ms. Thome has a B.A. degree from Truman State University and an M.A. in Finance from the University of Exeter.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio. Mr. Todaro joined RHJ in 1983 and has 30 years of investment experience. Mr. Todaro has a B.A. from the University of California, San Diego and an M.B.A. from the University of Wisconsin at Madison.

James D. Dickinson, CFA, Portfolio Manager/Analyst is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio. Mr. Dickinson rejoined RHJ in January 2006 and has 40 years of investment experience. He was previously with Rice Hall James from 1979-1986 and rejoined for a two-year period in 1996. Mr. Dickinson has a B.A. in Economics and a M.S. in Finance from the University of California, Los Angeles.

THE ADVISER'S PAST PERFORMANCE RELATING TO THE RICE HALL JAMES MID CAP PORTFOLIO
--------------------------------------------------------------------------------

The following table represents the performance information for all the private accounts managed by the Adviser with investment objectives, policies and strategies that are substantially similar to those of the Mid Cap Portfolio, as well as a comparison to the Mid Cap Portfolio's performance benchmark. These private accounts were managed by the same team of investment professionals that currently manage the investments of the Mid Cap Portfolio. These similarly managed private accounts are referred to as the Adviser's "Mid Cap Equity Composite." The performance information was prepared in accordance with applicable standards of the Chartered Financial Analysis Institute (CFAI) but not in accordance with SEC standards.

The performance of the Mid Cap Equity Composite (net of fees) reflects the Adviser's applicable account fees and expenses; however, the Mid Cap Portfolio's fees and expenses are generally expected to be higher than those of the accounts included in the Mid Cap Equity Composite. If the Mid Cap Portfolio's fees and expenses had been imposed on the accounts included in the Mid Cap Equity Composite, the performance shown below would have been lower. For example, the Mid Cap Equity Composite does not reflect custody fees or other expenses normally paid by mutual funds. Further, the accounts included in the Mid Cap Equity Composite were not subject to the investment limitations, diversification requirements and other legal and tax restrictions that are applicable to the Fund. If these limitations and restrictions were imposed on the accounts included in the Mid Cap Equity Composite, it could have adversely affected their performance.

THE INFORMATION IN THE TABLE BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE MID CAP PORTFOLIO. IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE ADVISER. THE PAST PERFORMANCE OF THE MID CAP EQUITY COMPOSITE IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE MID CAP PORTFOLIO.

                                                                 Average Annual Total Return for
                                                               the Periods Ended December 31, 2009
-------------------------------------------- -------------------------------------------------------------------------
-------------------------------------------- -------------- -------------- ------------- -------------- --------------
                                                                                                            Since
Composite/Benchmark                             1 Year         3 Years       5 Years       10 Years       1/1/97(1)
-------------------------------------------- -------------- -------------- ------------- -------------- --------------
-------------------------------------------- -------------- -------------- ------------- -------------- --------------
Mid Cap Equity Composite  (gross of fees)        XX %           XX %           XX %          XX %           XX %
Mid Cap Equity Composite (net of fees)           XX %           XX %           XX %          XX %           XX %
Russell Midcap Index(2)                          XX %           XX %           XX %          XX %           XX %
Russell Midcap Growth Index(3)                   XX %           XX %           XX %          XX %           XX %

(1)  Commencement of operations. Index comparisons begin on December 31, 1996.

(2) The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.

(3) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values in the Russell 1000 Index.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Mid Cap Portfolio has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any 12b-1 or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-474-5669.

RICE HALL JAMES SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31,                                  2009          2008          2007         2006         2005
---------------------------------------------------- ------------- ------------- ------------- ------------ ------------
---------------------------------------------------- ------------- ------------- ------------- ------------ ------------
Net Asset Value, Beginning of Year                                       $13.93        $15.05       $15.24       $13.98
                                                         --------       -------       -------      -------      -------
Income (Loss) from Investment Operations:
   Net Investment Loss(1)                                                (0.06)         (0.06)       (0.04)       (0.03)
   Net Realized and Unrealized Gain                                      (4.45)          2.48         1.54         1.29
                                                         --------       -------       -------      -------      -------
      Total from Investment Operations                                   (4.51)          2.42         1.50         1.26
                                                         --------       -------       -------      -------      -------
   Distributions from:
   Net Realized Gain                                                     (2.08)         (3.54)       (1.69)          --
   Return of Capital                                                        --(2)          -            --           --
                                                         --------       -------       -------      -------      -------
   Total Distributions                                                   (2.08)         (3.54)       (1.69)          --
                                                         --------       -------       -------      -------      -------
   Net Asset Value, End of Year                                          $7.34         $13.93       $15.05       $15.24
                                                         ========       =======       =======      =======      =======
        Total Return(3)                                                 (37.45)%       19.30%       10.45%        9.01%
                                                         ========       =======       =======      =======      =======
Ratios and Supplemental Data
   Net Assets, End of Year (Thousands)                                  $35,321       $65,904      $78,563     $160,765
   Ratio of Expenses to Average Net Assets                                1.17%         1.02%        1.00%        1.05%
   Ratio of Expenses to Average Net Assets
   (Excluding Fees Paid Indirectly)                                       1.20%         1.09%        1.07%        1.08%
   Ratio of Net Investment Loss to Average Net
   Assets                                                               (0.54)%       (0.43)%      (0.25)%      (0.22)%
   Portfolio Turnover Rate                                                  88%           74%          83%          61%

(1)  Per share calculations were performed using average shares for the year.

(2)  Value is less than $0.01 per share.


(3) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

RICE HALL JAMES MICRO CAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31,                                2009          2008           2007          2006         2005
-------------------------------------------------- ------------- -------------- -------------- ------------ ------------
-------------------------------------------------- ------------- -------------- -------------- ------------ ------------
Net Asset Value, Beginning of Year                                      $21.95         $20.66       $21.77       $20.68
Income (Loss) from Investment Operations:
   Net Investment Loss (1)                                              (0.15)         (0.15)       (0.14)       (0.16)
   Net Realized and Unrealized Gain (Loss)
                                                                        (8.13)           2.92         2.37         3.59
                                                       ---------    ----------    -----------    ---------    ---------
      Total from Investment Operations                                  (8.28)           2.77         2.23         3.43
                                                       ---------    ----------    -----------    ---------    ---------
   Redemption Fees (2)                                                     --              --           --           --
                                                       ---------    ----------    -----------    ---------    ---------
   Distributions from:
   Net Realized Gain                                                    (2.55)         (1.48)       (3.34)       (2.34)
   Return of Capital                                                       --(2)           --           --           --
                                                       =========    =========     ===========    =========    =========
   Total Distributions                                                  (2.55)         (1.48)       (3.34)       (2.34)
                                                       =========    =========     ===========    =========    =========
   Net Asset Value, End of Year                                         $11.12         $21.95       $20.66       $21.77
                                                       =========    =========     ===========    =========    =========
        Total Return(3)                                               (41.94)%         13.96%       11.15%       17.47%
                                                       =========    =========     ===========    =========    =========
Ratios and Supplemental Data
   Net Assets, End of Year (Thousands)                                $109,691       $216,550     $198,399     $192,369
   Ratio of Expenses to Average Net Assets                               1.31%          1.20%        1.19%        1.18%
   Ratio of Expenses to Average Net Assets
   (Excluding Fees Paid Indirectly)                                      1.31%          1.21%        1.20%        1.18%
   Ratio of Net Investment Loss to Average Net
   Assets                                                              (0.97)%        (0.71)%      (0.68)%      (0.79)%
   Portfolio Turnover Rate                                                119%           127%         114%          99%

(1)  Per share calculations were performed using average shares for the year.

(2)  Value is less than $0.01 per share.

(3) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "-" are either $0 or have been rounded to $0.

RICE HALL JAMES MID CAP PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

PERIODS ENDED OCTOBER 31,                                    2009         2008         2007        2006        2005
--------------------------------------------------------- ------------ ------------ ------------ ---------- -----------
--------------------------------------------------------- ------------ ------------ ------------ ---------- -----------
Net Asset Value, Beginning of Period                                        $15.44       $13.51     $11.76      $10.53
Income (Loss) from Investment Operations:
   Net Investment Income (Loss) (1)                                         (0.03)       (0.03)       0.01      (0.05)
   Net Realized and Unrealized Gain (Loss)                                  (5.56)         2.60       2.07        1.37
                                                           ----------   ----------   ----------   --------   ---------
      Total from Investment Operations                                      (5.59)         2.57       2.08        1.32
                                                           ----------   ----------   ----------   --------   ---------
   Dividends and Distributions from:
   Net Investment Income                                                        --       (0.01)         --      (0.07)
   Net Realized Gain                                                        (0.66)       (0.63)     (0.33)      (0.02)
   Return of Capital                                                         --(2)           --         --          --
                                                           ----------   ----------   ----------   --------   ---------
  Total Dividends and Distributions                                         (0.66)       (0.64)     (0.33)      (0.09)
                                                           ----------   ----------   ----------   --------   ---------
   Net Asset Value, End of Period                                            $9.19       $15.44     $13.51      $11.76
                                                           ==========   ==========   ==========   ========   ==========
        Total Return(3)                                                   (37.73)%       19.74%     18.01%      12.55%
                                                           ==========   ==========   ==========   ========   ==========
Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)                                   $22,568      $25,949     $8,579      $3,438
   Ratio of Expenses to Average Net Assets                                1.40%(4)     1.40%(4)   1.40%(4)    1.41%(4)
   Ratio of Expenses to Average Net Assets (Excluding
   Waivers, Reimbursements and Fees Paid Indirectly)                         1.62%        1.63%      2.06%       4.39%
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                  (0.25)%      (0.22)%      0.05%     (0.43)%
   Portfolio Turnover Rate                                                     68%          81%        72%         50%

(1)  Per share calculations were performed using average shares for the period.

(2)  Value is less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by Adviser during the period.

(4) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.40%.

Amounts designated as "-" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                            THE RICE HALL JAMES FUNDS


Investors who are interested in receiving more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Funds' SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Funds at www.rhjfunds.com. Investors can also receive these documents, as well as make shareholder inquiries by writing to or calling:

                            The Rice Hall James Funds
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                www.rhjfunds.com
                                 1-866-474-5669

You can review and copy information about the Funds (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-06400.

RHJ-PS-XXX-XXXX

                         THOMPSON, SIEGEL & WALMSLEY LLC
                              INVESTMENT MANAGEMENT



                               THE TS&W PORTFOLIOS

                         THE ADVISORS' INNER CIRCLE FUND

      PROSPECTUS                                           March 1, 2010


      [ ]   TS&W EQUITY PORTFOLIO
               Ticker Symbol: TSWEX
      [ ]   TS&W FIXED INCOME PORTFOLIO
               Ticker Symbol: TSWFX
      [ ]   TS&W INTERNATIONAL EQUITY PORTFOLIO
               Ticker Symbol: TSWIX

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

TS&W EQUITY PORTFOLIO SUMMARY.................................................XX
    Investment Objective......................................................xx
    Fund Fees and Expenses....................................................xx
    Principal Investment Strategies...........................................xx
    Principal Risks...........................................................xx
    Performance Information...................................................xx
    Investment Adviser........................................................xx
    Portfolio Managers........................................................xx

TS&W FIXED INCOME PORTFOLIO SUMMARY...........................................XX
    Investment Objective......................................................xx
    Fund Fees and Expenses....................................................xx
    Principal Investment Strategies...........................................xx
    Principal Risks...........................................................xx
    Performance Information...................................................xx
    Investment Adviser........................................................xx
    Portfolio Managers........................................................xx

TS&W INTERNATIONAL EQUITY PORTFOLIO SUMMARY...................................XX
    Investment Objective......................................................xx
    Fund Fees and Expenses....................................................xx
    Principal Investment Strategies...........................................xx
    Principal Risks...........................................................xx
    Performance Information...................................................xx
    Investment Adviser........................................................xx
    Portfolio Managers........................................................xx
SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES,
    TAXES AND FINANCIAL INTERMEDIARY COMPENSATION.............................XX

INVESTING WITH THE FUNDS......................................................XX
    Buying Shares..............................................................X
    Redeeming Shares...........................................................X
    Exchanging Shares..........................................................X
    Transaction Policies.......................................................X
    Account Policies...........................................................X

ADDITIONAL INFORMATION ABOUT THE FUNDS.........................................X
    Other Investment Practices and Strategies..................................X
    Investment Management......................................................X
    Shareholder Servicing Arrangements.........................................X
    Payments to Financial Intermediaries.......................................X

FINANCIAL HIGHLIGHTS...........................................................X
    TS&W Equity Portfolio......................................................X
    TS&W Fixed Income Portfolio................................................X
    TS&W International Equity Portfolio........................................X

TS&W EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

     The TS&W Equity Portfolio (the "Equity Portfolio" or the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------- ----------
Redemption Fee (as a percentage of amount redeemed, if redeemed
within sixty days of purchase)                                           1.00%
---------------------------------------------------------------------- ---------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

       Management Fees ..................................................  0.75%
       Other Expenses....................................................    xx%
                                                                          ------
       Total Annual Fund Operating Expenses...............................   xx%

     EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR            3 YEARS           5 YEARS         10 YEARS
            $xx               $xx               $xx              $xx

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund will generally invest in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund will emphasize common stocks, but may also invest in other types of equity securities. The Fund may also invest in American Depositary Receipts ("ADRs"), which are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.

     Thompson, Siegel & Walmsley LLC ("TS&W" or the "Adviser"), uses a combination of quantitative and qualitative methods based on a four-factor valuation screen to build a portfolio of securities designed to outperform the S&P 500 Index. The initial universe for the screen is approximately 1,000 stocks and consists of actively traded issues. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other large-cap stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. From the model, approximately 250 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

     TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 45-60 stocks is selected as a result of this process.

     Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in the portfolio. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

PRINCIPAL RISKS

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its objective. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser's assessment of a company is inaccurate, or if the market does not recognize the value of a company, the price of its stock may fail to meet expectations and the Fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.TSWINVEST.COM or by calling 1-866-4TSW-FUN.

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W Equity Portfolio (the "Predecessor Equity Fund"). The Predecessor Equity Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Equity Fund for periods prior to June 24, 2002.

     This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                           2000               2.53%
                           2001             (0.88)%
                           2002            (25.64)%
                           2003              26.73%
                           2004              13.85%
                           2005               9.93%
                           2006              13.76%
                           2007               6.35%
                           2008            (34.68)%
                           2009               X.XX%


                      BEST QUARTER       WORST QUARTER
                           XX%                XX%
                       (XX/XX/XX)         (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

     THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE S&P 500 INDEX.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     [Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]

----------------------------------------------------- ----------------- ---------------- --------------
                                                           1 YEAR           5 YEARS        10 YEARS
----------------------------------------------------- ----------------- ---------------- --------------
----------------------------------------------------- ----------------- ---------------- --------------
Fund Returns Before Taxes                                  X.XX%             X.XX%           X.XX%
----------------------------------------------------- ----------------- ---------------- --------------
----------------------------------------------------- ----------------- ---------------- --------------
Fund Returns After Taxes on Distributions                  X.XX%             X.XX%           X.XX%
----------------------------------------------------- ----------------- ---------------- --------------
----------------------------------------------------- ----------------- ---------------- --------------
Fund Returns After Taxes on Distributions and              X.XX%             X.XX%           X.XX%
Sale of Fund Shares
----------------------------------------------------- ----------------- ---------------- --------------
----------------------------------------------------- ----------------- ---------------- --------------
S&P 500 Index (1) (reflects no deduction for fees,         X.XX%             X.XX%           X.XX%
expenses or taxes)
----------------------------------------------------- ----------------- ---------------- --------------

(1) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

INVESTMENT ADVISER

     Thompson, Siegel & Walmsley LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

     The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

     Charles J. Wittmann, CFA, Officer and Portfolio Manager, joined the Adviser in 2004.

     Elizabeth Cabell Jennings, CFA, Officer and Portfolio Manager/Client Service, joined the Adviser in 1986.



FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

TS&W FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE

         The TS&W Fixed Income Portfolio (the "Fixed Income Portfolio" or the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

     Management Fees .................................................   0.45%
     Other Expenses...................................................     xx%
                                                                         -----
     Total Annual Fund Operating Expenses.............................     xx%

     EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR            3 YEARS           5 YEARS         10 YEARS
            $xx               $xx               $xx              $xx

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in debt securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund generally invests at least 80% of its net assets in a diversified mix of investment-grade debt securities, and may invest up to 20% in debt securities rated below investment grade (high yield or "junk" bonds), preferred stocks and convertible securities, which have debt characteristics.

     Thompson, Siegel & Walmsley LLC ("TS&W" or the "Adviser"), expects to actively manage the Fund to meet its investment objective. The Adviser attempts to be risk averse, believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The Adviser will structure the Fund based largely on its assessment of the following factors:

     o  Current economic conditions and trends;
     o  The Federal Reserve Board's management of monetary policy;
     o  Fiscal policy;
     o  Inflation expectations;
     o  Government and private credit demands; and
     o  Global conditions.

     Once the Adviser has carefully analyzed these factors, it will formulate an outlook for the direction of interest rates and will adjust the maturity and/or duration of the Fund accordingly. The Adviser expects the weighted-average maturity of the Fund to range from four to nine years and its duration to range from three to seven years.

     In addition to judgment about the direction of interest rates, the Adviser will shift emphasis among sectors, credit qualities, maturity ranges and coupons based on an analysis of relative values and interest rate spreads. The liquidity and marketability of individual issues and diversification within the Fund are also considered in the portfolio construction process.

PRINCIPAL RISKS

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

     The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.TSWINVEST.COM or by calling 1-866-4TSW-FUN.

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W Fixed Income Portfolio (the "Predecessor Fixed Income Fund"). The Predecessor Fixed Income Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fixed Income Fund for periods prior to June 24, 2002.

     This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                       2000                         10.58%
                       2001                          6.00%
                       2002                          9.73%
                       2003                          3.41%
                       2004                          3.74%
                       2005                          1.45%
                       2006                          4.92%
                       2007                          4.67%
                       2008                        (3.75)%
                       2009                         XX.XX%


                    BEST QUARTER                WORST QUARTER
                        XX%                          XX%
                     (XX/XX/XX)                  (XX/XX/XX)

Average Annual Total Returns

     THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX AND THE BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT BOND INDEX.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     [Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.] [TO BE CONFIRMED]

---------------------------------------------------------- ----------------- ---------------- --------------
                                                                1 YEAR           5 YEARS        10 YEARS
---------------------------------------------------------- ----------------- ---------------- --------------
---------------------------------------------------------- ----------------- ---------------- --------------
Fund Returns Before Taxes                                       X.XX%             X.XX%           X.XX%
---------------------------------------------------------- ----------------- ---------------- --------------
---------------------------------------------------------- ----------------- ---------------- --------------
Fund Returns After Taxes on Distributions                       X.XX%             X.XX%           X.XX%
---------------------------------------------------------- ----------------- ---------------- --------------
---------------------------------------------------------- ----------------- ---------------- --------------
Fund Returns After Taxes on Distributions and Sale of           X.XX%             X.XX%           X.XX%
Fund Shares
---------------------------------------------------------- ----------------- ---------------- --------------
---------------------------------------------------------- ----------------- ---------------- --------------
Barclays Capital U.S. Aggregate Bond Index (1) (reflects        X.XX%             X.XX%           X.XX%
no deduction for fees, expenses or taxes)
---------------------------------------------------------- ----------------- ---------------- --------------
---------------------------------------------------------- ----------------- ---------------- --------------
Barclays Capital U.S. Government/Credit Bond Index (2)          X.XX%             X.XX%           X.XX%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------- ----------------- ---------------- --------------

(1) The Barclays Capital U.S. Aggregate Bond Index is a fixed-income market value-weighted index that combines the Barclays Capital U.S. Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.
(2) The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged fixed income market value-weighted index that combines the Barclays Capital U.S. Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.

INVESTMENT ADVISER

     Thompson, Siegel & Walmsley LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGER

     William M. Bellamy, CFA, Officer and Director of Fixed Income, joined the Adviser in 2002.


     FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

TS&W INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

     The TS&W International Equity Portfolio (the "International Equity Portfolio" or the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     ------------------------------------------------------------ -----------
     Redemption Fee (as a percentage of amount redeemed,  if         1.00%
     redeemed within sixty days of purchase)
     ------------------------------------------------------------- ----------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


     Management Fees .................................................  1.00%
     Other Expenses...................................................    xx%
                                                                        ------
     Total Annual Fund Operating Expenses ............................   xx%

     EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR            3 YEARS           5 YEARS         10 YEARS
              $xx               $xx               $xx              $xx

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the International Equity Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities of foreign companies representing at least three countries other than the United States. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. Thompson, Siegel & Walmsley LLC ("TS&W" or the "Adviser") currently anticipates investing in at least 12 countries other than the United States. The Adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The Fund expects capital growth to be the predominant component of its total return.

     Generally, the Fund will invest in equity securities of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the Fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The Fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

     The Advisor employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

     TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 80-100 stocks is selected as a result of this process.

     Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in the portfolio. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

PRINCIPAL RISKS

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its investment objective. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

     Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.TSWINVEST.COM or by calling 1-866-4TSW-FUN.

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W International Equity Portfolio (the "Predecessor International Equity Fund"). The Predecessor International Equity Fund was managed by the same adviser that currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor International Equity Fund for periods prior to June 24, 2002.

     This bar chart shows how the performance of the Fund has varied from calendar year to calendar year.

                          2000             (15.17)%
                          2001             (21.75)%
                          2002             (20.79)%
                          2003               36.41%
                          2004               14.49%
                          2005               12.51%
                          2006               27.94%
                          2007               11.69%
                          2008             (41.23)%
                          2009               XX.XX%


                     BEST QUARTER        WORST QUARTER
                         XX%                  XX%
                      (XX/XX/XX)           (XX/XX/XX)

Average Annual Total Returns

     THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     [Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.][TO BE CONFIRMED]

------------------------------------------------------------ --------------- ---------------- --------------
                                                                 1 YEAR          5 YEARS        10 YEARS
------------------------------------------------------------ --------------- ---------------- --------------
------------------------------------------------------------ --------------- ---------------- --------------
Fund Return Before Taxes                                         X.XX%            X.XX%           X.XX%
------------------------------------------------------------ --------------- ---------------- --------------
------------------------------------------------------------ --------------- ---------------- --------------
Fund Return After Taxes on Distributions                         X.XX%            X.XX%           X.XX%
------------------------------------------------------------ --------------- ---------------- --------------
------------------------------------------------------------ --------------- ---------------- --------------
Fund Return After Taxes on Distributions and                     X.XX%            X.XX%           X.XX%
Sale of Fund Shares
------------------------------------------------------------ --------------- ---------------- --------------
------------------------------------------------------------ --------------- ---------------- --------------
Morgan Stanley Capital International EAFE Index (1)              X.XX%            X.XX%           X.XX%
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------ --------------- ---------------- --------------

(1) The Morgan Stanley Capital International EAFE Index is an index that shows arithmetic, market value-weighted averages of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

INVESTMENT ADVISER

     Thompson, Siegel & Walmsley LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGER

     Brandon H. Harrell, CFA, Officer and International Portfolio Manager, joined the Adviser in 1995.



     FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES

     To purchase shares of a Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can purchase additional shares of a Fund for as little as $100. Each Fund may accept investments of smaller amounts in its sole discretion.

     If you own your shares directly, you may sell your shares on any day the New York Stock Exchange is open for business by contacting the Funds directly by mail or telephone at 1-866-4TSW-FUN

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

TAX INFORMATION

     Each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

     If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE FUNDS

BUYING SHARES

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

     Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

     You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the appropriate Fund name(s).

     REGULAR MAIL ADDRESS

     The TS&W Portfolios
     P.O. Box 219009
     Kansas City, Missouri  64121-9009

     EXPRESS MAIL ADDRESS

     DST Systems, Inc.
     c/o The TS&W Portfolios
     430 West 7th Street
     Kansas City, MO  64105

BY WIRE

     To open an account by wire, call 1-866-4TSW-FUN (1-866-487-9386) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the appropriate Fund name(s) and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA # 101000695
     The TS&W Portfolios
     DDA Acct. # 9871063178
     Ref: fund name(s)/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Funds at: TS&W Portfolios, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail
     Address: DST Systems, Inc., c/o TS&W Portfolios, 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

     Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily net asset value per share ("NAV") or obtain additional information.

FUND NAME                                 TICKER SYMBOL                 CUSIP                 FUND CODE
------------------------------------- -------------------------- -------------------- ---------------------
------------------------------------- -------------------------- -------------------- ---------------------
Equity Portfolio                              TSWEX                    00758M311                 1278
------------------------------------- -------------------------- -------------------- ---------------------
------------------------------------- -------------------------- -------------------- ---------------------
Fixed Income Portfolio                        TSWFX                    00758M295                 1279
------------------------------------- -------------------------- -------------------- ---------------------
------------------------------------- -------------------------- -------------------- ---------------------
International Equity Portfolio                TSWIX                    00758M170                 1280

REDEEMING SHARES

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

     The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

     If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

BY MAIL

     You may contact the Funds directly by mail at: TS&W Portfolios, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: DST Systems, Inc., c/o TS&W Portfolios, 430 West 7th Street, Kansas City, Missouri 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

     o The appropriate Fund name(s);
     o The account number;
     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

     Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-866-4TSW-FUN to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES

     At no charge, you may exchange shares of one TS&W Portfolio for shares of any other TS&W Portfolio by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (I.E., the same names and addresses). If shares of the International Equity Portfolio or the Equity Portfolio have been held for less than 60 days, the Fund will deduct a redemption fee of 1.00% on exchanged shares.

     The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of the Funds on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early -such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

     NAV for one Fund share is the value of that share's portion of all of the net assets of a Fund. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Equity Portfolio invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     With respect to non-U.S. securities held by the Equity Portfolio and the International Equity Portfolio, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot purchase or redeem shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

     When valuing fixed income securities with remaining maturities of more than 60 days, the Fixed Income Portfolio uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Funds. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time.

     Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

IN-KIND TRANSACTIONS

     Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEES

     In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Equity Portfolio and the International Equity Portfolio charge a 1.00% redemption fee on redemptions of shares that have been held for less than 60 days. The redemption fee is deducted from the applicable Fund's sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the applicable Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, each Fund assumes that shares held by the investor the longest period of time will be sold first.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Funds recognize that, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.

     Each Fund reserves the right to reduce the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following:
     (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

     At any time and without notice, the Funds may:

     o  Stop offering shares;

     o  Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, please see "Excessive Trading Policies and Procedures."

REDEMPTIONS

     At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o Trading on the NYSE is restricted or halted; or

     o The U.S. Securities and Exchange Commission ("SEC") allows the Funds to delay redemptions.

EXCHANGES

     The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

     The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     In addition, because the International Equity Portfolio invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see "Calculating Your Share Price."

     The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than six (6) "round trips" into or out of each Fund per calendar year. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than eight exchanges (from one TS&W Portfolio to another TS&W Portfolio) per calendar year. If a shareholder exceeds these amounts, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o The Equity Portfolio and the International Equity Portfolio each assess a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than 60 days (subject to certain exceptions as discussed in "Redemption Fees").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

     Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds', or in certain instances, a financial intermediary's, market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds', or in certain instances, a financial intermediary's, market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Funds are required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

     Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

     Each Fund reserves the right to close your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

     The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     o To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS

     Normally, the Equity Portfolio distributes its net investment income quarterly, and the International Equity Portfolio distributes its net investment income annually. The Fixed Income Portfolio declares its net investment income daily and distributes it monthly. Each Fund distributes its net capital gains at least once a year. Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

TAXES ON DISTRIBUTIONS

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. The Fixed Income Portfolio does not expect to distribute qualified dividend income. Once a year, the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-4TSW-FUN to find out when the Funds expect to make a distribution to shareholders.

     The International Equity Portfolio may be subject to foreign withholding taxes. The Fund may elect to treat such taxes as dividends, which might enable you to offset some of your U.S. federal income tax liability.

     Each sale or exchange of shares of a Fund may be a taxable event. For tax purposes, an exchange of shares of one TS&W Portfolio for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER INVESTMENT PRACTICES AND STRATEGIES

     The investment objective of the Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The investment objective of the Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The investment objective of the International Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

     In addition to its principal investment strategies, each Fund may use the investment strategies described below. Each Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning each Fund's investment practices and its risks you should read the SAI.

DERIVATIVES

     Each Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. The Funds could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

     The Equity Portfolio may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING

     The investments and strategies described in this prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, the Funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent the Funds from achieving their investment objectives. A Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. Each Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in each Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, each Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if a Fund experiences large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, a Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

     The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://AICFUNDSHOLDINGS.COM/TSW. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' SAI for a full description of the policies and procedures that govern disclosure of each Fund's portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

     Thompson, Siegel & Walmsley LLC, a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, serves as each Fund's investment adviser. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. As of December 31, 2009, the Adviser had approximately $XX billion in assets under management. The Adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation) has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is a majority-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

     For its services, the Funds pay the Adviser an annual management fee equal to 0.75%, 0.45% and 1.00% of the average daily net assets of the Equity Portfolio, the Fixed Income Portfolio and the International Equity Portfolio, respectively. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50%, 0.75% and 1.75% of the average daily net assets of the Equity Portfolio, the Fixed Income Portfolio and the International Equity Portfolio, respectively. The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time.

     Set forth in the table below are the management fees each Fund paid to the Adviser for its services during the most recent fiscal year, expressed as a percentage of each Fund's average daily net assets.


                                         Equity             Fixed Income             International Equity
                                        Portfolio            Portfolio                     Portfolio
     ----------------------------- --------------------- ---------------------- ---------------------------------
     ----------------------------- --------------------- ---------------------- ---------------------------------
     Management Fee                       X.XX%                  X.XX%                       X.XX%

     A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Semi-Annual Report dated April 30, 2009, which covers the period from November 1, 2008 to April 30, 2009.

PORTFOLIO MANAGERS

     The following portfolio managers are jointly and/or primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

     William M. Bellamy, CFA, Officer and Director of Fixed Income, is primarily responsible for managing the Fixed Income Portfolio. Mr. Bellamy joined TS&W in 2002 and has over 22 years of investment experience. Before joining TS&W, Mr. Bellamy was a Vice President at Trusco Capital Management. Mr. Bellamy received a B.S. from Cornell University and an M.B.A. from Duke University.

     Elizabeth Cabell Jennings, CFA, Officer and Portfolio Manager/Client Service, is jointly and primarily responsible for managing the Equity Portfolio. Ms. Jennings joined TS&W in 1986 and has over 24 years of investment experience. Ms. Jennings received a B.A. from The College of William and Mary.

     Brandon H. Harrell, CFA, Officer and International Portfolio Manager, is primarily responsible for managing the International Equity Portfolio. Mr. Harrell joined TS&W in 1995 and has over 22 years of investment experience. Mr. Harrell received a B.A. from Wake Forest University and an M.B.A. from George Mason University.

     Charles (Chip) J. Wittmann, CFA, Officer and Portfolio Manager, is jointly and primarily responsible for managing the Equity Portfolio. Mr. Wittmann joined TS&W in 2004 and has over 16 years of investment experience. Mr. Wittmann received a B.A. from Davidson College and an M.B.A. from the Fuqua School of Business, Duke University.

SHAREHOLDER SERVICING ARRANGEMENTS

     The Funds may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

     The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

         From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

         The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-4TSW-FUN.

EQUITY PORTFOLIO

Years Ended October 31,                              2009           2008           2007         2006          2005
------------------------------------------------  ---------- --- ---------- --- --------- -- ---------- -- ---------
Net Asset Value, Beginning of Year                                 $ 14.24        $14.19        $13.16       $11.82
                                                  ----------     ----------     ---------    ----------    ---------

Income from Operations:
   Net Investment Income(3)                                           0.12          0.10          0.12      0.12(4)
   Net Realized and Unrealized
   Gain (Loss)                                                      (4.59)          1.96          1.54         1.35
                                                  ----------     ----------     ---------    ----------    ---------

   Total From Operations                                            (4.47)          2.06          1.66         1.47
                                                  ----------     ----------     ---------    ----------    ---------

Redemption Fees                                                         --         --(1)            --           --
                                                  ----------     ----------     ---------    ----------    ---------

   Dividends and Distributions:
   Net Investment Income                                            (0.12)        (0.13)        (0.10)       (0.13)
   Net Realized Gain                                                (1.07)        (1.88)        (0.53)           --
   Return of Capital                                                 --(1)            --            --           --
                                                  ----------     ----------     ---------    ----------    ---------

   Total Dividends and Distributions                                (1.19)        (2.01)        (0.63)       (0.13)
                                                  ----------     ----------     ---------    ----------    ---------

Net Asset Value, End of Year                                        $ 8.58        $14.24        $14.19       $13.16
                                                  ==========     ==========     =========    ==========    =========

Total Return(2)                                                   (34.02)%        15.91%        12.99%       12.49%
                                                  ==========     ==========     =========    ==========    =========

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)                                $39,198      $ 55,678      $ 50,490     $ 46,347

Ratio of Expenses to Average Net Asset                            1.22%(5)      1.24%(5)       1.31(5)     1.33%(5)

Ratio of Net Investment Income to Average Net                        1.00%         0.76%         0.88%     0.91%(2)
   Assets
Portfolio Turnover Rate                                                46%           52%           46%          54%

(1)  Amount was less than $0.01 per share.
(2) Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(3)  Per share calculations were performed using average shares for the year.
(4) Net investment income per share and the net investment income ratio include $0.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
(5) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.22%, 1.23%, 1.31% and 1.33% for the fiscal years ended 2008, 2007, 2006, and 2005, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

FIXED INCOME PORTFOLIO

Years Ended October 31,                   2009            2008          2007          2006         2005
-------------------------------------- ------------ -- ----------- -- ---------- -- ---------- - ----------
Net Asset Value, Beginning of Year                          $9.98        $10.01         $9.96       $10.42
                                                            -----        ------         -----       ------

Income from Operations:
   Net Investment Income(3)                                  0.48          0.48          0.45         0.35
   Net Realized and Unrealized
   Gain (Loss)                                             (1.37)        (0.04)          0.05       (0.29)
                                       ------------    -----------    ----------    ----------   ----------

   Total From Operations                                   (0.89)          0.44          0.50         0.06
                                       ------------    -----------    ----------    ----------   ----------

   Dividends and Distributions:
   Net Investment Income                                   (0.49)        (0.47)        (0.45)       (0.37)
   Net Realized Gain                                           --            --            --       (0.15)
                                       ------------    -----------    ----------    ----------   ----------

   Total Dividends and Distributions                       (0.49)        (0.47)        (0.45)       (0.52)
                                       ------------    -----------    ----------    ----------   ----------

Net Asset Value, End of Year                                $8.60         $9.98        $10.01        $9.96
                                       ============    ===========    ==========    ==========   ==========

Total Return(1)                                        (9.35)%(2)      4.50%(2)      5.19%(2)        0.55%
                                       ============    ===========    ==========    ==========   ==========

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)                       $44,055      $ 48,420      $ 35,322     $ 30,120

Ratio of Expenses to Average Net
   Assets                                                0.75%(4)      0.75%(4)      0.85%(4)     1.13%(4)
Ratio of Expenses to Average Net
   Asset (Excluding Waivers)                                0.95%         1.00%         1.11%        1.13%

Ratio of Net Investment Income to                           4.87%         4.81%         4.57%        3.42%
   Average Net Assets
Portfolio Turnover Rate                                      103%           68%           86%          82%

(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(2) Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(3)  Per share calculations were performed using average shares for the year.
(4) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.75%, 0.75%, 0.85% and 1.13% for the fiscal years ended 2008, 2007, 2006, and 2005, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

INTERNATIONAL EQUITY PORTFOLIO

Years Ended October 31,                    2009           2008          2007          2006         2005
--------------------------------------- ----------- -- ----------- -- ---------- -- ---------- - ----------
Net Asset Value, Beginning of Year                         $21.16        $19.08        $14.83       $12.88
                                                           ------        ------        ------       ------

Income from Operations:
   Net Investment Income(3)                                  0.26          0.28          0.16         0.11
   Net Realized and Unrealized
   Gain (Loss)                                             (8.99)          4.37          4.17         1.92
                                        -----------    -----------    ----------    ----------   ----------

   Total From Operations                                   (8.73)          4.65          4.33         2.03
                                        -----------    -----------    ----------    ----------   ----------

Redemption Fees                                             --(1)         --(1)            --          --+
                                        -----------    -----------    ----------    ----------   ----------

   Dividends and Distributions:
   Net Investment Income                                   (0.20)        (0.09)        (0.08)       (0.08)
   Net Realized Gain                                       (2.29)        (2.48)            --           --
                                        -----------    -----------    ----------    ----------   ----------

   Total Dividends and Distributions                       (2.49)        (2.57)        (0.08)       (0.08)
                                        -----------    -----------    ----------    ----------   ----------

Net Asset Value, End of Year                                $9.94        $21.16        $19.08       $14.83
                                        ===========    ===========    ==========    ==========   ==========

Total Return(2)                                          (46.36)%        26.86%        29.33%       15.82%
                                        ===========    ===========    ==========    ==========   ==========

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)                       $51,529      $ 91,838      $ 70,503     $ 59,507

Ratio of Expenses to Average Net
   Assets                                                1.53%(4)      1.55%(4)      1.61%(4)     1.63%(4)

Ratio of Net Investment Income to                           1.67%         1.47%         0.96%        0.76%
   Average Net Assets
Portfolio Turnover Rate                                       40%           41%           74%          22%

(1)  Amount was less than $0.01 per share.
(2) Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(3)  Per share calculations were performed using average shares for the year.
(4) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.52%, 1.55%, 1.61% and 1.63% for the fiscal years ended 2008, 2007, 2006, and 2005, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND

                               THE TS&W PORTFOLIOS


Investors who are interested in receiving more information about the Funds should read the Funds' Annual and Semi-Annual Reports and the Funds' SAI. The Annual and Semi-Annual Reports of the Funds provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Funds at www.tswinvest.com. Investors can also receive these documents, as well as make shareholder inquiries by writing to or calling:

                               The TS&W Portfolios
                                 P.O. Box 219009
                              Kansas City, MO 64121
                           866-4TSW-FUN (866-487-9386)

You can review and copy information about the Funds (including the SAI and Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 TSW-PS-xxx-xxxx

                               UNITED ASSOCIATION
                               S&P 500 INDEX FUND

                               CLASS I & CLASS II

                          CLASS I TICKER SYMBOL: UASPX
                          CLASS II TICKER SYMBOL: UAIIX

                                   PROSPECTUS

                                  MARCH 1, 2010


















These U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
UAF-PS-XXX-XXXX
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE

Fund Summary ................................................................  X
   Investment Objective .....................................................  X
   Fund Fees and Expenses ...................................................  X
   Principal Investment Strategies ..........................................  X
   Principal Risks ..........................................................  X
   Performance Information ..................................................  X
   Investment Adviser .......................................................  X
   Portfolio Managers .......................................................  X
   Purchase and Sale of Fund Shares .........................................  X
   Tax Information ..........................................................  X
   Payments to Broker-Dealers and Other Financial
      Intermediaries ........................................................  X
More Information about the Investment Adviser ...............................  X
How Do I Invest in the Fund? ................................................  X
Other Policies ..............................................................  X
Distribution Plan ...........................................................  X
Shareholder Servicing Arrangements ..........................................  X
Payments to Financial Intermediaries ........................................  X
Financial Highlights ........................................................  X
Additional Information About the Fund ............................... Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by The Advisor's Inner Circle Fund (the "Trust") or its distributor in any jurisdiction where such an offering would not be lawful.

UNITED ASSOCIATION S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The United Association S&P 500 Index Fund's (the "Fund") investment objective is to approximate, before Fund expenses, the investment results of the S&P 500 Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          CLASS I              CLASS II
-------------------------------------------------------------- ------------------- ---------------------
-------------------------------------------------------------- ------------------- ---------------------
Maximum Account Fee (for accounts under $10,000)                      None            $ 2.50/quarter


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                    CLASS I              CLASS II
------------------------------------------------------------- ------------------- ---------------------
------------------------------------------------------------- ------------------- ---------------------
Management Fees                                                     0.095%               0.095%
Distribution (12b-1) Fees(1)                                         None                 x.xx%
Other Expenses                                                       x.xx%                x.xx%
Total Annual Fund Operating Expenses                                 x.xx%                x.xx%

(1) The Fund is permitted to pay its distributor up to 0.10% of the average daily net assets of the Fund that are attributable to Class II shares on an annual basis pursuant to the Fund's Rule 12b-1 Plan. During the most recently completed fiscal year, the Fund limited this amount to x.xx%.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 ONE YEAR              THREE YEARS           FIVE YEARS            TEN YEARS
Class I             $XX                    $XX                   $XX                  $XX
Class II            $XX                    $XX                   $XX                  $XX

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Index. The S&P 500 Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the S&P 500 Index. PNC Capital Advisors, LLC (the "Adviser") does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500 Index. The Adviser may use S&P 500 derivatives (derivatives designed to replicate the performance of the S&P 500 Index) in addition to or in place of S&P 500 stocks when derivatives are cheaper than actual stocks. The value of S&P 500 derivatives closely track changes in the value of the S&P 500 Index. The Fund may purchase a security that is scheduled to be included in the S&P 500 Index prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500 Index. A diversified subset of stocks held by the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the S&P 500 Index. Stocks that are held in very small proportions in the S&P 500 Index may be excluded from the Fund or held short if they are expected to underperform.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its objective. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles and therefore, the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Index of common stocks, may underperform other equity market segments or the equity market as a whole.

Certain risks are associated with investing in futures and option contracts and other derivatives. The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by the Fund and the value of derivatives held by the Fund. Additionally, derivatives can be volatile, illiquid and difficult to value. Finally, because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

The Fund's ability to duplicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see the Fund's SAI.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.uafund.com or by calling 1-888-766-8043.

Effective March 10, 2003, the Fund became successor to a separate mutual fund, the United Association S&P 500 Index Fund, a portfolio of Financial Investors Trust (the "Former UA Fund"). The Former UA Fund was managed by the same adviser that currently manages the Fund and had identical or substantially similar investment objectives, policies, fees and expenses as those of the Fund. The performance information shown in the following bar chart and performance tables represents the performance of the Former UA Fund for the periods prior to March 10, 2003.

This bar chart shows how the performance of the Fund's Class I shares has varied from calendar year to calendar year.

                        2001                  (12.09)%
                        2002                  (22.25)%
                        2003                    28.69%
                        2004                    10.79%
                        2005                     4.78%
                        2006                    15.93%
                        2007                     5.48%
                        2008                  (36.71)%
                        2009                       XX%

                    BEST QUARTER                WORST QUARTER
                        XX%                         XX%
                    (XX/XX/XX)                  (XX/XX/XX)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I shares. After-tax returns for Class II shares will vary.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

                                                            1 YEAR        5 YEARS      SINCE INCEPTION
Fund Returns Before Taxes
     Class I (inception 3/1/2000)                             XX%            XX%              XX%
     Class II (inception 3/27/2000)                           XX%            XX%              XX%
Fund Returns After Taxes on Distributions
     Class I (inception 3/1/2000)                             XX%            XX%              XX%
Fund Returns After Taxes on Distributions and Sale of
       Fund Shares
     Class I (inception 3/1/2000)                             XX%            XX%              XX%
S&P 500 Index1 (Index comparisons begin on 02/29/2000)        XX%            XX%              XX%

(1) The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

INVESTMENT ADVISER

PNC Capital Advisors, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Hitesh Patel, Ph.D., joined the Previous Adviser in 2005.

Chen Chen. Mr. Chen joined the Previous Adviser in 2005.

PURCHASE AND SALE OF FUND SHARES

--------------------------------------- -------------------- -------------------
MINIMUM INITIAL INVESTMENT(1)                 CLASS I             CLASS II
New Account                                  $500,000              $1,000
IRA Account                                     n/a                $1,000
Systematic Investment Program                   n/a                 $100
Systematic Withdrawal Plan                      n/a               $10,000
--------------------------------------- -------------------- -------------------

1  The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-766-8043.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. As of December 31, 2009, the Adviser had approximately $XX billion in assets under management.

PNC Capital Advisors, LLC, with its principal offices at Two Hopkins Plaza, Baltimore, MD 21201, serves as the investment adviser to the Fund. On September 29, 2009, Allegiant Asset Management Company, the Fund's former investment adviser, merged with PNC Capital Advisors, Inc., its affiliate, to form the Adviser. For its services, the Fund pays the Adviser an advisory fee at an annualized rate of x.xx% based on the Fund's average daily net assets. During its most recent fiscal year, the Fund paid the Adviser an annual advisory fee of x.xx% based on the Fund's average daily net assets. A discussion regarding the basis of the Board's approval of the Fund's investment advisory agreement and current advisory fee will be available in the Fund's Semi-Annual Report dated April 30, 2010, which covers the period from November 1, 2009 to April 30, 2010.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Hitesh Patel, Ph.D., joined the Adviser in 2005 and has 24 years of quantitative research and portfolio management experience. Prior to joining the Adviser, Dr. Patel served as Director of Quantitative Research at Harris Investment Management, Inc. ("HIM"). Dr. Patel had been with HIM since 1998. Dr. Patel received his B.S. in Pharmacy from the University of Gujarat, M.S. in Pharmaceutical Chemistry from Bombay University and his Ph.D. in Medical Chemistry from the University of Illinois in Chicago.

Chen Chen joined the Adviser in 2005 and has 4 years of experience in quantitative research. Ms. Chen holds a B.S. in Mathematics from Nanjing University, an M.S. in Econometrics from Fudan University, and a Ph.D. in Business Statistics from the University of Illinois in Chicago.

HOW DO I INVEST IN THE FUND?
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES - The Fund offers Institutional Shares ("Class I" shares) that are designed to give organizations, pension funds and other entities (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for such entities, a convenient means of accumulating an interest in the Fund.

RETAIL SHARES - The Fund also offers retail shares ("Class II" shares). Class II shares offer additional services and are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class II shares also incur distribution fees and an account maintenance fee of $2.50 per quarter (for accounts under $10,000).

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share ("NAV") next determined after an order has been received in proper form. Your payment will be invested in full and fractional shares of the Fund. You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Orders transmitted to the Fund in proper form prior to the close of business (normally, 4:00 p.m. Eastern Time) will be executed that day. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds. You will not receive certificates for shares that you purchase. The Fund's transfer agent maintains records of each shareholder's holdings of Fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application.

All purchases, redemptions and exchanges in qualified retirement accounts, such as IRAs, must be in writing.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW ARE FUND SHARES VALUED?

The price at which you buy and sell Fund shares is the share price or NAV. The NAV for each Class of shares in the Fund is determined by adding the value of the proportional share of the Fund's investments of each Class, cash and other assets, deducting the proportional share of liabilities of each Class, and then dividing that value by the total number of the shares outstanding in that Class. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund reserves the right to calculate NAV as of the earlier closing time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the UA S&P 500 Index Fund and mail it, along with the account application (if your purchase is an initial investment), to the address below. Third party checks and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:

         UA S&P 500 Index Fund
         P.O. Box 8635
         Boston, MA 02266-8635

BY WIRE. You may purchase shares by wire transfer from your bank account to your UA S&P 500 Index Fund account. There is a $1,000 minimum for purchase by wire. To place a purchase by wire, please call 1-888-766-8043 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA # 011000028
         Account# 99056079 credit UA S&P 500 Index Fund
         (Account Registration)
         (Account Number)
         (Wire Control Number)

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an account application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally, 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each Business Day. Shares will be redeemed at the NAV next determined after a proper redemption request has been received by the Fund in proper form.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check or by Automated Clearing House ("ACH") through the Automatic Investment Program, the payment of redemption proceeds may be delayed until the purchase has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase). During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. Also, if the NYSE is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communication during such times. You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

    o the Fund name and account registration from which you are redeeming shares;

    o  your account number;

    o  the amount to be redeemed; and

    o  an authorized signature along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. A bank or other financial institution that participates in one of the medallion signature programs should be able to provide you with a signature guarantee. A signature guarantee may not be provided by a notary public.

The transfer agent will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature's being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the form of personal identification with you that the guaranteeing institution requires.

The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-888-766-8043. You should be prepared to give the telephone representative the following information:

    o  your account number, social security number, and account registration;

    o  the Fund name from which you are redeeming shares;

    o  the amount to be redeemed; and

    o  PIN numbers (Class I only).

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact the Fund and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

BY CHECK. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your account application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the transfer agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all Fund shareholders and consequently delay delivery of your redemption proceeds for up to seven days if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, I.E., in securities rather than in cash. In the event that shares are redeemed in-kind, investors will generally bear additional transaction costs and market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTION OF YOUR SHARES

If your Class II account balance drops below $500 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY CLASS II?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your account application. When you participate in this program, the minimum initial investment in the Fund is $100. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-888-766-8043 at least seven business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual, or annual basis by completing the Systematic Withdrawal Plan section of the account application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the NAV of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $1,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-888-766-8043 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at: United Association Funds, P.O. Box 8635, Boston, MA 02266-8635 or call the Fund at 1-888-766-8043 to request additional copies of these reports.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of capital gains from the sale of assets held by the Fund for more than one year are generally taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Fund shares. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Distributions from other sources are generally taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations and for the lower tax rates on qualified dividend income for individuals. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November, or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS, and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions from your account.

OTHER POLICIES
--------------------------------------------------------------------------------

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than six "round trips" into or out of the Fund per sixty days. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form, or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://AICFUNDHOLDINGS.COM/ALLEGIANT.This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

PROXY VOTING POLICIES

The Board of Trustees of the Trust (the "Board") has appointed a proxy consulting service to act as the Fund's agent in exercising its proxy voting rights subject to the general oversight by the Trustees. In addition, the Fund may also initiate shareholder proposals as recommended by this proxy service. Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA") either through direct investment by UA members, or through investment by UA pension funds, the Trustees have considered the recommendations of the UA in appointing the Fund's proxy voting agent. For more information about the Fund's proxy voting practices, please refer to the SAI.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 that allows the Fund to pay its distributor for distribution expenses incurred in the sale and distribution of its Class II shares, and for services provided to Class II shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Class II shares of the Fund, the maximum annual distribution fee under the Plan is 0.10% of the average daily net assets of the Fund. The Fund has voluntarily agreed to limit this amount to x.xx% of the average daily net assets of the Fund, but may discontinue all or part of this limitation at any time.

SEI Investments Distribution Co. (the "Distributor") may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-888-766-8043.

Selected data for a share of beneficial interest outstanding throughout the periods is shown below:

                                     CLASS I

                                                        OCTOBER 31,     OCTOBER 31,   OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                                           2009            2008          2007          2006         2005
FOR THE PERIOD ENDED:
-------------------------------------------------------
Net asset value - beginning of period                                       $11.23        $9.97        $8.73        $8.21
                                                          ---------       --------     --------     --------     --------
Net investment income(3)                                                      0.19         0.19         0.17      0.18(5)
   Net realized and unrealized gain (loss) on
   investments(3)                                         --------
                                                                            (4.18)         1.26         1.25         0.53
                                                                          --------     --------     --------     --------
      Total from operations                                                 (3.99)         1.45         1.42         0.71
                                                          ---------       --------     --------     --------     --------
   Dividends from net investment income                                     (0.19)       (0.19)       (0.18)       (0.19)
   Distributions from net realized gain                                         --           --           --           --
                                                          ---------       --------     --------     --------     --------
   Total dividends and distributions                                        (0.19)       (0.19)       (0.18)       (0.19)
   Net asset value - end of period                                           $7.05       $11.23        $9.97        $8.73
                                                          ---------       --------     --------     --------     --------
        Total Return(1)                                                   (35.95)%    14.66%(2)    16.39%(2)     8.61%(2)
   Net assets - end of period (000)                                       $144,247     $251,686     $347,477     $494,040
   Ratio of expenses to average net assets                                   0.23%        0.18%     0.10%(4)     0.07%(4)
   Ratio of expenses to average net assets (Excluding
   Waivers and Fees Paid Indirectly)                                         0.23%        0.20%        0.13%        0.07%
                                                        ============= ============= ============ ============ ============
   Ratio of net investment income to average net                                          1.78%        1.80%     2.08%(5)
   assets                                                                    1.95%
                                                        ============= ============= ============ ============ ============
   Portfolio turnover rate                                                  18.00%       13.00%       13.00%       10.00%
                                                        ============= ============= ============ ============ ============

(1) Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) Total Return would have been lower had certain expenses not been waived and assumed by the Adviser and Custodian during the period.
(3)  Per share data calculated using the average shares method.

                                          CLASS II

        October 31,         October 31,         October 31,      October 31,      October 31,
            2009                2008               2007              2006            2005
                               $11.21              $9.96            $8.72            $8.20
     ------------------- ------------------- ------------------ --------------- ----------------
                                0.18               0.18              0.16           0.17(5)
                               (4.16)              1.25              1.25            0.53
     ------------------- ------------------- ------------------ --------------- ----------------
                               (3.98)              1.43              1.41            0.70
                               (0.19)             (0.18)            (0.17)          (0.18)
                                 --                   --                --                --
     ------------------- ------------------- ------------------ --------------- ----------------
                               (0.19)             (0.18)            (0.17)          (0.18)
                               $7.04              $11.21            $9.96            $8.72
     ------------------- ------------------- ------------------ --------------- ----------------
                              (35.96)%           14.52%(2)        16.35%(2)        8.56%(2)
     =================== =================== ================== =============== ================
                              $23,453             $34,924           $9,981          $8,850
     =================== =================== ================== =============== ================
                               0.28%               0.24%           0.16%(4)        0.12%(4)
     =================== =================== ================== =============== ================
                               0.33%               0.25%            0.18%            0.12%
     =================== =================== ================== =============== ================
                               1.90%               1.66%            1.74%          1.98%(5)
     =================== =================== ================== =============== ================
                               18.00%             13.00%            13.00%          10.00%
     =================== =================== ================== =============== ================

(4) The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, there would have been no effect on the ratio.
(5) Net investment income per share and the ratio of net investment income to average net assets includes $0.03 and 0.34%, respectively, resulting from a special dividend from Microsoft in November 2004.

Amounts designated as "-" are $0.

                         THE ADVISORS' INNER CIRCLE FUND

                    THE UNITED ASSOCIATION S&P 500 INDEX FUND

You can request other information, including the Fund's SAI, Annual Report, or Semi-Annual Report, free of charge, by contacting the Fund at 1-888-766-8043 or by writing to United Association Funds, P.O. Box 8635, Boston, MA 02266-8635. These documents are also available on the Fund's website at WWW.UAFUND.COM. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI, dated March 1, 2010, provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of this Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at HTTP://WWW.SEC.GOV that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


                       The Trust's Investment Company Act File No. is 811-06400.

                                                                 UAF-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                              WHG ALLCAP VALUE FUND
                              TICKER SYMBOL: WHGAX

                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The WHG AllCap Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                          PAGE
   INVESTMENT OBJECTIVE......................................................X
   FUND FEES AND EXPENSES....................................................X
   PRINCIPAL INVESTMENT STRATEGIES...........................................X
   PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
   PERFORMANCE INFORMATION...................................................X
   INVESTMENT ADVISER........................................................X
   PORTFOLIO MANAGERS........................................................X
   PURCHASE AND SALE OF FUND SHARES..........................................X
   MORE INFORMATION ABOUT RISK...............................................X
   MORE INFORMATION ABOUT FUND INVESTMENTS...................................X
   INFORMATION ABOUT PORTFOLIO HOLDINGS......................................X
   INVESTMENT ADVISER........................................................X
   PORTFOLIO MANAGERS........................................................X
   RELATED PERFORMANCE DATA OF THE ADVISER...................................X
   PURCHASING AND SELLING FUND SHARES........................................X
   SHAREHOLDER SERVICING ARRANGEMENTS........................................X
   PAYMENTS TO FINANCIAL INTERMEDIARIES......................................X
   OTHER POLICIES............................................................X
   DIVIDENDS AND DISTRIBUTIONS...............................................X
   TAXES.....................................................................X
   HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND....................Back Cover

                              WHG ALLCAP VALUE FUND

INVESTMENT OBJECTIVE

The investment objective of the WHG AllCap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------ -------------------------------------
                                                               INSTITUTIONAL SHARES
------------------------------------------------------ -------------------------------------
------------------------------------------------------ -------------------------------------
Management Fees                                                       0.75%
------------------------------------------------------ -------------------------------------
------------------------------------------------------ -------------------------------------
Other Expenses(1)                                                     x.xx%
------------------------------------------------------ -------------------------------------
------------------------------------------------------ -------------------------------------
Total Annual Fund Operating Expenses                                  x.xx%
------------------------------------------------------ -------------------------------------
------------------------------------------------------ -------------------------------------
Less Fee Reductions and Expense Reimbursements                        x.xx%
------------------------------------------------------ -------------------------------------
------------------------------------------------------ -------------------------------------
Net Expenses(2)                                                       x.xx%
------------------------------------------------------ -------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Westwood Management Corp. ("the "Adviser") has contractually agreed to reduce fees and reimburse to the extent necessary to keep Net Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.00% to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.3 Although your actual costs might be different, based on these assumptions your costs would be:

---------------------------------------- ------------------------------------
                1 YEAR                                 3 YEARS
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
                  $xx                                  $xx(1)
---------------------------------------- ------------------------------------

(1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not commenced operations, therefore, it does not have a historical portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in equity securities of companies in all market capitalization ranges. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), royalty trusts, master limited partnerships ("MLPs") and securities of real estate investment trusts ("REITs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs").

The Fund invests in approximately 60-80 securities, which are well diversified among market sectors. In selecting investments for the Fund, Westwood Management Corp. (the "Adviser") utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore, has no performance information; however, the Adviser manages separate accounts and commingled funds with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

INVESTMENT ADVISER

Westwood Management Corp. serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Christopher J. MacDonald, CFA, Vice President and Research Group Head, joined the Adviser in 1994.

Mr. Philip G. Robert, Vice President and Research Analyst, joined the Adviser in 2005.

Ms. Lisa Dong, CFA, Vice President and Research Analyst, joined the Adviser in 2000.

Mr. Grant Taber, CFA, Vice President and Research Analyst, joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to
100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective.
 The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. Within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30 and July 31), the Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com. This information is provided with a lag of within 60 days and is publicly available.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75%, based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund's total annual operating expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.00% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to make reductions or expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.00%, to recapture all or a portion of its reductions or reimbursements made during the preceding three year period.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2009.

PORTFOLIO MANAGERS

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The Adviser's investment process is the same for similar accounts, including with respect to the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. The Adviser's all-cap investment strategy is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

Although the Fund is managed by a portfolio team, the Adviser has identified the four team members with the most significant responsibility for the Fund's assets. This list does not include all members of the investment team.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Research Group Head of the Adviser since 2005. Prior to this appointment, he served as Vice President and Research Analyst for the Adviser from 1997 until 2005. He joined the Adviser in 1994 and has served on the portfolio team for Fund since its inception. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. MacDonald has more than 21 years of investment experience.

Mr. Philip G. Robert has served as Vice President and Research Analyst for the Adviser since July 2006. Before this appointment, he served as Assistant Vice President and Research Analyst from March 2005, when he joined the Adviser, until July 2006. Mr. Robert has served on the portfolio team for Fund since its inception. Prior to joining the Adviser, he worked for 1st Source Investment Advisers from 2003 to 2004 as Portfolio Manager of a small-cap equity fund. From 2000 to 2002, he worked for Babson Capital Management as a Managing Director/Small-Cap Equities on the Small-Cap Core/Growth team. From 1997 to 2000, he worked for DePrince, Race and Zollo, where he was responsible for the firm's micro cap value fund. Mr. Robert participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Robert has more than 18 years of investment experience.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. She has served on the portfolio team for Fund since its inception. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Dong has more than 13 years of investment experience.

Mr. Grant Taber, CFA, has served as Vice President and Research Analyst for the Adviser since joining the Adviser in March 2008. Mr. Taber has served on the portfolio team for Fund since its inception Prior to joining the Adviser, he worked at Bessemer Trust Company, a private wealth manager in New York, serving as Vice President - Large Cap Research Analyst, covering capital goods, materials and transportation equities since 2004. From 2001 until 2004, he worked at Bear Stearns in New York City, eventually serving as the Senior Associate to INSTITUTIONAL INVESTOR magazine's top-ranked Aerospace & Defense Analyst. In 2004 he moved to He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Taber has more than 9 years of investment experience.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of all the actual, fee-paying separate accounts, referred to as a "Composite", managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the firm's assets under management. Complete lists and descriptions of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is related and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in the Westwood Composites is $5 million. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composite. The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser's applicable account fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Fund's fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Fund is subject and the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each

Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Fund.

The investment results for the Adviser Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S ALLCAP VALUE COMPOSITE CHARACTERISTICS(2)
(JULY 1, 2002 THROUGH DECEMBER 31, 2009)

----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
              TOTAL RETURN      TOTAL RETURN      RUSSELL                                      TOTAL      PERCENTAGE
                (NET OF          (GROSS OF         3000        NUMBER OF                     ASSETS AT     OF FIRM
   YEAR        INVESTMENT        INVESTMENT        VALUE      PORTFOLIOS    DISPERSION(5)      END OF       ASSETS
            MANAGEMENT FEES)  MANAGEMENT FEES)     INDEX                                      PERIOD
                                                  (3),(4)                                  ($ MILLIONS)
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2009           %xx               %xx            %xx           xx              xx            $xx           %xx
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2008         (34.9%)           (34.5%)        (36.3%)          2             0.28          $21.3         0.3%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2007          11.0%             11.5%          (1.0%)          3             0.00          $39.0         0.5%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2006          19.5%             20.0%          22.3%           1             0.00          $18.5         0.3%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2005          15.7%             16.0%           6.9%           1             0.00          $12.5         0.3%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2004          19.3%             19.5%          16.9%           1             0.00          $2.5          0.1%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
   2003          28.4%             28.6%          31.1%           1             0.00          $96.8         2.5%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------
  2002*         (13.0)%           (12.9%)        (11.7%)          1             0.00          $63.3         1.6%
----------- ----------------- ----------------- ----------- -------------- --------------- ------------ --------------


---------------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/2009)
---------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------------- -----------------------
                                                  ADVISER'S
                                              COMPOSITE RETURNS
---------------------------- ---------------------------------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
        TIME PERIOD             NET OF INVESTMENT        GROSS OF INVESTMENT        RUSSELL 3000 VALUE
                                 MANAGEMENT FEES           MANAGEMENT FEES              INDEX(3,4)
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          1 Year                     (34.9%)                   (34.5%)                   (36.3%)
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          2 Years                    (15.0%)                   (14.5%)                   (20.6%)
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          3 Years                    (4.7%)                     (4.3%)                    (8.3%)
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          4 Years                     0.0%                      0.4 %                     (4.7%)
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          5 Years                     3.6%                       4.0%                     (0.7%)
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          6 Years                     7.4%                      7.7 %                      4.0%
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
          7 Years                      xx%                       xx%                       xx%
---------------------------- ------------------------ --------------------------- -----------------------
---------------------------- ------------------------ --------------------------- -----------------------
    Since Inception(6)                 xx%                       xx%                       xx%
---------------------------- ------------------------ --------------------------- -----------------------


(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting July 1, 2002 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the AllCap Value strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers, LLP, an independent auditor. A copy of the verification report is available upon request.
(3) The Russell 3000 Value Index is an unmanaged market index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The return for this unmanaged index does not include any transaction costs, management fees or other costs.
(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).
(6)  Inception date is July 1, 2002.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Fund's website at WWW.WHGFUNDS.COM.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc. c/o
WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: fund name/account name/account number

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the "Offering Price") will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Shares, check daily NAV or obtain additional information.

FUND NAME                       TICKER SYMBOL         CUSIP        FUND CODE
WHG AllCap Value Fund               WHGAX               XX            XX

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House
(ACH) to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of the Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, this Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control. The Fund's policies and procedures include the following:

     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Because it may invest in foreign securities, the Fund may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                         THE ADVISORS' INNER CIRCLE FUND

                                    WHG FUNDS

INVESTMENT ADVISER
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the WHG AllCap Value Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL AND SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:   1-877-FUND-WHG (1-877-386-3944)

BY MAIL:        WHG Funds
                P.O. Box 219009
                Kansas City, MO 64121-9009

BY INTERNET:    WWW.WHGFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                   [INSERT CODE]

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2010

                             WHG LARGECAP VALUE FUND
                              TICKER SYMBOL: WWLAX

                           WHG INCOME OPPORTUNITY FUND
                              TICKER SYMBOL: WWIAX

                                 A CLASS SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The WHG LargeCap Value Fund and the WHG Income Opportunity Fund (each, a "Fund" and together, the "Funds") are each a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about A Class Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

                                                                        PAGE
   WHG LARGECAP VALUE FUND.................................................X
       INVESTMENT OBJECTIVE................................................X
       FUND FEES AND EXPENSES..............................................X
       PRINCIPAL INVESTMENT STRATEGIES.....................................X
       PRINCIPAL RISKS OF INVESTING IN THE FUND............................X
       PERFORMANCE INFORMATION.............................................X
       INVESTMENT ADVISER..................................................X
       PORTFOLIO MANAGERS..................................................X
       PURCHASE AND SALE OF FUND SHARES....................................X
   WHG INCOME OPPORTUNITY FUND.............................................X
       INVESTMENT OBJECTIVE................................................X
       FUND FEES AND EXPENSES..............................................X
       PRINCIPAL INVESTMENT STRATEGIES.....................................X
       PRINCIPAL RISKS OF INVESTING IN THE FUND............................X
       PERFORMANCE INFORMATION.............................................X
       INVESTMENT ADVISER..................................................X
       PORTFOLIO MANAGERS..................................................X
       PURCHASE AND SALE OF FUND SHARES....................................X
   SUMMARY INFORMATION ABOUT TAXES
   AND FINANCIAL INTERMEDIARY COMPENSATION.................................X
   MORE INFORMATION ABOUT RISK.............................................X
   MORE INFORMATION ABOUT FUND INVESTMENTS.................................X
   INFORMATION ABOUT PORTFOLIO HOLDINGS....................................X
   INVESTMENT ADVISER......................................................X
   PORTFOLIO MANAGERS......................................................X
   RELATED PERFORMANCE DATA OF THE ADVISER.................................X
   PURCHASING, SELLING AND EXCHANGING FUND SHARES..........................X
   DISTRIBUTION OF FUND SHARES.............................................X
   SHAREHOLDER SERVICING ARRANGEMENTS......................................X
   PAYMENTS TO FINANCIAL INTERMEDIARIES....................................X
   OTHER POLICIES..........................................................X
   DIVIDENDS AND DISTRIBUTIONS.............................................X
   TAXES...................................................................X
   FINANCIAL HIGHLIGHTS....................................................X
   HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS.................Back Cover

                             WHG LARGECAP VALUE FUND

INVESTMENT OBJECTIVE

The investment objective of the WHG LargeCap Value Fund is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page xx of this prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------- --------------------
                                                                                                  A CLASS SHARES
----------------------------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------------------------- --------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                 5.00%(1)
----------------------------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------------------------- --------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                             None(1)
----------------------------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------------------------- --------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a              None
percentage of offering price)
----------------------------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------------------------- --------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                                     None
----------------------------------------------------------------------------------------------- --------------------

(1) This sales charge varies depending on how much you invest in the Fund. A Class Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) - A Class Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------- -----------------------------
                                                                 A CLASS SHARES
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Investment Advisory Fees                                              0.75%
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Distribution Fees                                                     0.25%
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Other Expenses                                                        x.xx%
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Acquired Fund Fees and Expenses                                       x.xx%
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Total Annual Fund Operating Expenses(1)                               x.xx%
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Less Fee Reductions and/or Expense Reimbursements                    (x.xx)%
---------------------------------------------------------- -----------------------------
---------------------------------------------------------- -----------------------------
Net Operating Expenses (1,2)                                           x.xx%
---------------------------------------------------------- -----------------------------

(1) The Total Annual Fund Operating Expenses and Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(2) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.25% of the Fund's A Class Shares' average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. Net Operating Expenses shown include 0.01% of Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be different, based on these assumptions your costs would be:

------------------------- ------------------------ ------------------------ --------------------------
         1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------- ------------------------ ------------------------ --------------------------
------------------------- ------------------------ ------------------------ --------------------------
          $xx                     $xx(1)                   $xxx(1)                   $xxx(1)
------------------------- ------------------------ ------------------------ --------------------------

(1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

    PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). Westwood Management Corp. (the "Adviser") expects that the Fund's investments in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-877-FUND-WHG.

The bar chart shows how the performance of the Fund's A Class Shares has varied from calendar year to calendar year. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower.

                      2008                       (31.87)%
                      2009                         xx%

                  BEST QUARTER                WORST QUARTER
                     XX.X%                        (XX)%
                   (XX/XX/XX)                   (XX/XX/XX)

In addition, the Adviser also manages separate accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THIS TABLE COMPARES THE FUND'S A CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

                                                                                    SINCE INCEPTION
                                                                    1 YEAR           (12/31/2007)
--------------------------------------------------------------- ---------------- ----------------------
FUND RETURNS BEFORE TAXES                                            (xx)%               (xx)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                            (xx)%               (xx)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND                        (xx)%               (xx)%
    SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,            (xx)%               (xx)%
EXPENSES, OR TAXES)(1)

(1) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT ADVISER

Westwood Management Corp. serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Ms. Susan M. Byrne, Chairman and Chief Investment Officer, founded the Adviser in 1983.

Mr. Mark R. Freeman, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in 1999.

Ms. Kellie R. Stark, CFA, Executive Vice President, joined the Adviser in 1993.

Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, joined the Adviser 2003.

Mr. Jay K. Singhania, CFA, Vice President and Research Analyst, joined the Adviser in 2001.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

                           WHG INCOME OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The primary investment objective of the WHG Income Opportunity Fund (the "Fund") is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page xx of this prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------- ---------------
                                                                                                A CLASS SHARES
----------------------------------------------------------------------------------------------- ---------------
----------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               5.00%(1)
----------------------------------------------------------------------------------------------- ---------------
----------------------------------------------------------------------------------------------- ---------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None(1)
----------------------------------------------------------------------------------------------- ---------------
----------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions                None
(as a percentage of offering price)
----------------------------------------------------------------------------------------------- ---------------
----------------------------------------------------------------------------------------------- ---------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
----------------------------------------------------------------------------------------------- ---------------

(1) This sales charge varies depending on how much you invest in the Fund. A Class Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) - A Class Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------- -----------------------------------
                                                                   A CLASS SHARES
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Investment Advisory Fees                                                0.75%
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Distribution Fees                                                       0.25%
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Other Expenses                                                          x.xx%
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Acquired Fund Fees and Expenses                                         x.xx%
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Total Annual Fund Operating Expenses(1)                                 x.xx%
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Less Fee Reductions and/or Expense Reimbursements                       x.xx%
------------------------------------------------------- -----------------------------------
------------------------------------------------------- -----------------------------------
Net Operating Expenses (1,2)                                            x.xx%
------------------------------------------------------- -----------------------------------

(1) The Total Annual Fund Operating Expenses and Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(2) Effective November 1, 2009, the Adviser has contractually agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) to the extent necessary to keep Net Operating Expenses from exceeding, on an annual basis, 1.15% of the Fund's A Class Shares' average daily net assets, until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.15% to recapture all or a portion of its reductions or reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. Net Operating Expenses shown include 0.01% of Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be different, based on these assumptions your costs would be:

------------------------- ------------------------ ------------------------ --------------------------
         1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------- ------------------------ ------------------------ --------------------------
------------------------- ------------------------ ------------------------ --------------------------
          $xx                     $xx(1)                   $xx(1)                    $xx(1)
------------------------- ------------------------ ------------------------ --------------------------

(1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

    PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objective by investing generally more than 80% of its assets in dividend-paying and/or interest-bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, Westwood Management Corp. (the "Adviser") chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs").

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-877-FUND-WHG.

The bar chart shows how the performance of the Fund's A Class Shares has varied from calendar year to calendar year. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower.

                       2008                       (4.72)%
                       2009                             %

                   BEST QUARTER                WORST QUARTER
                       XX%                         (XX)%
                    (XX/XX/XX)                   (XX/XX/XX)

In addition, the Adviser also manages separate accounts and commingled funds with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

THIS TABLE COMPARES THE FUND'S A CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE CITIGROUP 10-YEAR TREASURY INDEX, THE CITIGROUP 3-MONTH TREASURY BILL INDEX, THE S&P 500 INDEX, THE FTSE NAREIT U.S. EQUITY INDEX AND A 25/25/25/25 BLENDED BENCHMARK INDEX.

                                                                                                 SINCE INCEPTION
                                                                                   1 YEAR           (12/31/07
------------------------------------------------------------------------------- -------------- -----------------
FUND RETURNS BEFORE TAXES                                                           (xx)%             (xx)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                           (xx)%             (xx)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                   (xx)%             (xx)%
CITIGROUP 10-YEAR TREASURY INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
TAXES)(1)                                                                            xx%               xx%
CITIGROUP 3-MONTH TREASURY BILL INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)(1)                                                                xx%               xx%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                (xx)%             (xx)%
FTSE NAREIT U.S. EQUITY INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
TAXES)(1)                                                                           (xx)%             (xx)%
25/25/25/25 BLENDED BENCHMARK INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES) (2)                                                                       (xx)%             (xx)%

1 The Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes. Treasury bonds are interest-bearing securities sold by the U.S. government with maturities over 10 years. Treasury notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills. Treasury bills are securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market values of 500 stocks representing all major industries. The FTSE NAREIT U.S. Equity Index is an unmanaged capitalization-weighted index that includes all tax-qualified REITs listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.
2 The 25/25/25/25 Blended Benchmark Index is comprised of the following: 25% of the Citigroup 10-Year Treasury Index, 25% of the Citigroup 3-Month Treasury Bill Index, 25% of the S&P 500 Index, and 25% of the FTSE NAREIT Index.

INVESTMENT ADVISER

Westwood Management Corp. serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Mr. Mark R. Freeman, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in 1999.

Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, joined the Adviser 2003.

Mr. Todd L. Williams, CFA, Vice President and Research Analyst, joined the Adviser in 2002.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares for the first time, including an initial purchase through an individual retirement account ("IRA") or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange is open for business by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Funds are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Funds have investment goals and strategies for reaching these goals. The Adviser invests the Funds' assets in a way that it believes will help the Funds achieve their goals. Still, investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

FIXED INCOME RISK (WHG INCOME OPPORTUNITY FUND ONLY) - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the WHG LargeCap Value Fund is to seek long-term capital appreciation. The primary investment objective of the WHG Income Opportunity Fund is to provide current income. A secondary objective of the WHG Income Opportunity Fund is to provide the opportunity for long-term capital appreciation. The investment objective of the WHG LargeCap Value Fund is fundamental and cannot be changed without shareholder approval. The investment objective of the WHG Income Opportunity Fund may be changed without shareholder approval, with 60 days' prior notice to shareholders.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within 10 days of the end of each quarter, each Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep each Fund's total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for A Class Shares from exceeding 1.25% of each Fund's A Class Shares' average daily net assets until February 28, 2011. Effective November 1, 2009, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the WHG Income Opportunity Fund's A Class Shares' from exceeding 1.15% of the Fund's A Class Shares' average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between each Fund's total annual Fund operating expenses and the Fund's expense cap, to recapture all or a portion of its reductions or reimbursements made during the preceding three year period during which this agreement was in place.

For the fiscal year ended October 31, 2009, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of:

     WHG LARGECAP VALUE FUND                                  xx%
     WHG INCOME OPPORTUNITY FUND                              xx%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2009.

PORTFOLIO MANAGERS

Each Fund is managed by a portfolio management team. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio management team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio management team.

Although each Fund is managed by a portfolio management team, the Adviser has identified the following team members as those with the most significant responsibility for each Fund's assets. This list does not include all members of the investment team.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Adviser in April 1983. Ms. Byrne has served on the portfolio team for the WHG LargeCap Value Fund since its inception. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Byrne has more than 40 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since July 2006. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July of 2000 to July of 2006. Mr. Freeman has served on the portfolio team for the WHG LargeCap Value Fund and the WHG Income Opportunity Fund since each fund's inception. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 22 years of investment experience.

Ms. Kellie R. Stark, CFA, has served as Executive Vice President for the Adviser since March 2009. Prior to this appointment, she served as Senior Vice President for the Adviser from July 2004 to March 2009 and as Vice President and Associate Portfolio Manager for the Adviser from July 1997 to July 2004. She joined the Adviser in 1993 and has served on the portfolio team for the WHG LargeCap Value Fund since its inception. She has served on the portfolio team for the WHG SmallCap Value Fund since April 2008. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Stark has more than 21 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Senior Research Analyst since he joined the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the WHG LargeCap Value Fund since its inception. He has served on the portfolio team for the WHG Income Opportunity Fund since April 2008. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 20 years of investment experience.

Mr. Jay K. Singhania, CFA, has served as Vice President and Research Analyst for the Adviser since June 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for the Adviser from July 2002 to June 2004, and as Research Analyst from March 2001 to July 2002. Mr. Singhania has served on the portfolio team for the WHG LargeCap Value Fund since April 2008. Prior to joining the Adviser, Mr. Singhania spent two years at Bank of America as an analyst in its Retail Industry Group where he was also involved with due diligence and financial modeling. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Singhania has more than 14 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams has served on the portfolio team for the WHG Income Opportunity Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Williams has more than 13 years of investment experience.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of actual, fee-paying separate accounts, each referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm's assets under management. Complete lists and descriptions of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Funds. Performance is related and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. Each Composite's performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute ("CFAI").(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composite.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser's applicable account fees and expenses; however, each Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds' fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S LARGECAP VALUE COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1987 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG LARGECAP VALUE FUND.

---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
            TOTAL RETURN      TOTAL RETURN      RUSSELL                                 TOTAL ASSETS AT     PERCENTAGE OF
              (NET OF          (GROSS OF         1000      NUMBER OF                     END OF PERIOD       FIRM ASSETS
  YEAR       INVESTMENT        INVESTMENT        VALUE     PORTFOLIOS   DISPERSION(5)    ($ MILLIONS)
             MANAGEMENT     MANAGEMENT FEES)    INDEX
                FEES)                           (3,4)
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2009           xx%              xx%            xx%          xx             xx              $xx                xx%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2008         (32.7%)          (32.4%)        (36.9%)        36            0.3            $3,124.0            48.1%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2007          12.9%            13.3%          (0.2%)        34            0.3            $2,921.7            41.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2006          19.5%            19.9%          22.3%         32            10.1           $2,368.8            43.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2005          15.3%            15.8%           7.1%         32            0.3            $2,656.2            57.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2004          13.7%            14.2%          16.5%         39            0.3            $2,572.6            67.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2003          24.3%            24.8%          30.0%         42            0.5            $2,341.3            61.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2002         (16.1%)          (15.7%)        (15.5%)        38            0.5            $1,822.5            45.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2001         (8.7%)            (8.2%)         (5.6%)        35            0.4            $1,880.7            46.8%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2000          13.1%            13.5%           7.0%         33            0.6            $1,637.3            46.1%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1999          13.3%            13.8%           7.4%         26            1.6            $1,111.4            48.0%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1998          20.6%            21.5%          15.6%         17            4.3             $536.6             26.2%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1997          32.7%            33.6%          35.2%         11            0.2             $194.0             11.6%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1996          26.9%            27.8%          21.6%          4            0.2             $131.4             14.0%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1995          39.3%            40.5%          38.4%          4            0.0             $112.4             15.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------

     ------------------------------------------------------------------------------------------------------
     ANNUALIZED RETURNS (AS OF 12/31/2009)
     ------------------------------------------------------------------------------------------------------
     ---------------------- ----------------------------------------------------- -------------------------
                                                 ADVISER'S
                                             COMPOSITE RETURNS
     ---------------------- ----------------------------------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
          TIME PERIOD           NET OF INVESTMENT         GROSS OF INVESTMENT        RUSSELL 1000 VALUE
                                 MANAGEMENT FEES            MANAGEMENT FEES              INDEX (3,4)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            1 Year                   (32.7%)                    (32.4%)                   (36.9%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            2 Years                  (12.8%)                    (12.5%)                   (20.6%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            3 Years                  (3.2%)                     (2.8%)                     (8.3%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            4 Years                   1.2%                       1.5%                      (4.7%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            5 Years                   3.5%                       4.0%                      (0.8%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            6 Years                   6.7%                       7.2%                       3.8%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            7 Years                   3.1%                       3.6%                       0.8%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            8 Years                   1.6%                       2.0%                       0.0%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            9 Years                   2.8%                       3.2%                       0.7%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           10 Years                   3.8%                       4.3%                       1.4%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           11 Years                   5.2%                       5.7%                       2.6%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           12 Years                   7.3%                       7.8%                       5.0%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           13 Years                   8.7%                       9.2%                       6.2%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           14 Years                   10.6%                      11.2%                      8.2%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           15 Years                   10.1%                      10.7%                      7.5%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           16 Years                   10.6%                      11.2%                      8.1%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           17 Years                   10.4%                      11.1%                      8.5%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           18 Years                   11.1%                      11.8%                      9.3%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           19 Years                   9.9%                       10.5%                      8.3%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           20 Years                   10.9%                      11.6%                      9.1%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           21 Years                   11.1%                      11.8%                      9.7%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           22 Years                   10.9%                      11.6%                      9.3%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
          23 Years(6)                  xx%                        xx%                       xx%
     ---------------------- -------------------------- -------------------------- -------------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the LargeCap Value strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.

(3) The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.

(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

(6)  Inception date of the LargeCap Value Composite is January 1, 1987.


THE ADVISER'S INCOME OPPORTUNITY COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG INCOME OPPORTUNITY FUND.

-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  YEAR     TOTAL      TOTAL     10 YEAR   3 MONTH    S&P 500     NAREIT     BLENDED      NUMBER   DISPERSION(9)  TOTAL   PERCENTAGE
           RETURN    RETURN     TREASURY  TREASURY    (5,8)      (6,8)    BENCHMARK       OF                    ASSETS   OF FIRM
          (NET OF    (GROSS      NOTE     BILL(4,8)                         (7,8)      PORTFOLIOS               AT END    ASSETS
         INVESTMENT    OF        (3,8)                                                                            OF
         MANAGEMENT INVESTMENT                                                                                  PERIOD
           FEES)    MANAGEMENT
                     FEES)
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2009     xx%         xx%        xx%        xx%        xx%        xx%         xx%         xx          xx         $xx        xx%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2008    (7.1%)     (6.7%)      20.3%      1.8%      (37.0%)    (37.7%)     (14.6%)        3          4.3       $144.1      2.2%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2007     0.2%       0.8%       9.8%       4.7%        5.5%      (15.7%)      1.0%         3          1.1       $190.6      2.7%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2006    13.7%       14.1%      1.4%       4.8%       15.8%      35.1%       13.7%         5          0.2       $235.0      4.3%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2005     5.4%       5.7%       2.0%       3.0%        4.9%      12.2%        5.7%        20          0.3       $119.6      2.6%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2004    16.3%       16.8%      4.9%       1.2%       10.9%      31.6%       12.0%         2          0.3       $32.7       0.9%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
  2003    23.2%       23.5%      1.3%       1.1%       28.7%      37.1%       16.3%         2          0.2       $18.9       0.5%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/2009)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------- --------------------------------------- ------------ ----------- ---------- ------------ -------------------
                                     ADVISER'S
                                COMPOSITE RETURNS
---------------------- --------------------------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
     TIME PERIOD            NET OF             GROSS OF           10 YEAR      3 MONTH    S&P 500      NAREIT         BLENDED
                          INVESTMENT          INVESTMENT         TREASURY     TREASURY     (5,8)        (6,8)      BENCHMARK (7,8)
                        MANAGEMENT FEES     MANAGEMENT FEES     NOTE (3,8)    BILL(4,8)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
1 Year                      (7.1%)              (6.7%)            20.3%        1.8%       (37.0%)     (37.7%)         (14.6%)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
2 Years                     (3.5%)              (3.0%)            14.9%        3.3%       (18.5%)     (27.5%)         (7.1%)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
3 Years                      1.8%                2.4%             10.2%        3.8%       (8.4%)      (10.8%)         (0.6%)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
4 Years                      2.7%                3.2%             8.1%         3.6%       (5.2%)      (5.6%)           0.9%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
5 Years                      5.3%                5.8%             7.5%         3.1%       (2.2%)      (0.9%)           3.1%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
6 Years                      8.1%                8.6%             6.4%         2.8%        2.4%        6.2.%           5.2%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
7 Years(10)                   xx%                 xx%              xx%          xx%         xx%         xx%             xx%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(2) The calculation of returns is computed on a monthly basis starting January 1, 2003 for the Composites; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composites. Westwood's fee schedules for the Income Opportunity strategy is 0.80% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.
(3) The Citigroup Treasury 10-Year Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.
(4) The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.
(5) The S&P 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.
(6) The NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(7) The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% NAREIT U.S. Equity Index / 25% Citigroup 3-Month Treasury Bill Index / 25% Citigroup 10-Yr. Treasury Note Index.
(8) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(9) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).
(10) Inception date of the Income Opportunity Composite is January 1, 2003.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Class Shares of the Funds.

A Class Shares are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Funds' website at WWW.WHGFUNDS.COM.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc. c/o
WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: Fund name/account name/account number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: WHG Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 W. 7th Street, Kansas City, MO 64015). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The offering price of A Class Shares is the NAV next calculated after the Funds receive your request, plus the front-end sales charge. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from a Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to a Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law.
These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with a Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States.

When valuing fixed income securities with remaining maturities of more than 60 days, the Income Opportunity Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Income Opportunity Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase A Class Shares of a Fund, check daily NAV or obtain additional information.

FUND NAME                                  TICKER SYMBOL                CUSIP               FUND CODE
------------------------------------ -------------------------- ----------------------- -------------------
------------------------------------ -------------------------- ----------------------- -------------------
WHG LargeCap Value Fund                        WWLAX                  0075W0635                2685
------------------------------------ -------------------------- ----------------------- -------------------
------------------------------------ -------------------------- ----------------------- -------------------
WHG Income Opportunity Fund                    WWIAX                  0075W0643                2686
------------------------------------ -------------------------- ----------------------- -------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price will be the NAV per share next determined after the Funds receive your request, less any CDSC, if applicable.

BY MAIL

To redeem shares by mail, please send a letter to a Fund signed by all registered parties on the account specifying:

     o  The Fund name;
     o  The account number;
     o  The dollar amount or number of shares you wish to redeem;
     o  The account name(s); and
     o  The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

WHG Funds
430 W. 7th Street
Kansas City, MO 64105

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange A Class Shares of one WHG Fund for A Class Shares of another WHG Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SALES CHARGES

FRONT-END SALES CHARGES - A CLASS SHARES

The offering price of A Class Shares is the NAV next calculated after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

------------------------------------------- ----------------------------------- ------------------------------------
                                            YOUR SALES CHARGE AS A PERCENTAGE    YOUR SALES CHARGE AS A PERCENTAGE
                                                            OF                                OF YOUR
IF YOUR INVESTMENT IS:                                OFFERING PRICE                      NET INVESTMENT
------------------------------------------- ----------------------------------- ------------------------------------
------------------------------------------- ----------------------------------- ------------------------------------
Less than $50,000                                         5.00%                                5.26%
------------------------------------------- ----------------------------------- ------------------------------------
------------------------------------------- ----------------------------------- ------------------------------------
$50,000 but less than $100,000                            4.00%                                4.17%
------------------------------------------- ----------------------------------- ------------------------------------
------------------------------------------- ----------------------------------- ------------------------------------
$100,000 but less than $250,000                           3.00%                                3.09%
------------------------------------------- ----------------------------------- ------------------------------------
------------------------------------------- ----------------------------------- ------------------------------------
$250,000 but less than $500,000                           2.50%                                2.56%
------------------------------------------- ----------------------------------- ------------------------------------
------------------------------------------- ----------------------------------- ------------------------------------
$500,000 but less than $1,000,000                         2.00%                                2.04%
------------------------------------------- ----------------------------------- ------------------------------------
------------------------------------------- ----------------------------------- ------------------------------------
$1,000,000 and over(1)                                     None                                None
------------------------------------------- ----------------------------------- ------------------------------------

1 Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charge
   (CDSC) - A Class Shares."

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE - A CLASS SHARES

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

o  Through reinvestment of dividends and distributions;

o  Through an account advised or sub-advised by the Adviser or its affiliates;

o By persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Class Shares");

o By employees, officers and directors, and members of their immediate family, of the Adviser and its affiliates;

o By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more WHG Funds;

o By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

o Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or distributor;

o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor; and

o Certain other investors as deemed appropriate by the Adviser.

REPURCHASE OF A CLASS SHARES

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Funds' distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds' distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds' distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund's sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG.

CONTINGENT DEFERRED SALES CHARGES (CDSC) - A CLASS SHARES

You will not pay a sales charge if you purchase $1,000,000 or more of A Class Shares. The offering price of A Class Shares is calculated in the NAV. If you purchase $1,000,000 or more of A Class Shares and sell your shares within 12 months after your purchase, you may pay a CDSC of 1.00% on certain purchases for either (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of A Class Shares of one Fund for A Class Shares of another Fund.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for A Class Shares that allows the Funds to pay distribution and service fees for the sale and distribution of their shares, and for services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for A Class Shares of each Fund is 0.25%.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by each Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of the Funds' shares, the amount of the Funds' assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of the Funds' shares or the provision of services to the Funds' shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the WHG Income Opportunity Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, this Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds', or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds', or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The WHG LargeCap Value Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The WHG Income Opportunity Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Because the Funds may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the A Class Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the period of the Funds' A Class Shares' operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31

                                                                        WHG LARGECAP VALUE FUND
                                                                            A CLASS SHARES
                                                                     2009                  2008(1)
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                     $xx                   $ 12.10
                                                                                           -------
    Net Investment Income(2)                                         x.xx                    0.10
    Net Realized and Unrealized Loss on Investments                  x.xx                   (3.47)
                                                                                            ------
       Total from Investment Operations                              x.xx                   (3.37)
                                                                                            ------

NET ASSET VALUE, END OF PERIOD                                       $xx                    $ 8.73
                                                                                            ======
TOTAL RETURN(3)                                                      xx%                   (27.85)%
Net Assets, End of Period (000)                                      $xx                    $ 673
Ratio of Expenses to Average Net Assets                              xx%                   1.25%(4)
Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)
                                                                     xx%                   1.65%(4)
Ratio of Net Investment Income to Average Net Assets                 xx%                   1.14%(4)
Portfolio Turnover Rate                                              xx%                     70%(5)

Amounts designated as "--" are $0 or have been rounded to $0.
(1)  Commenced operations on December 31, 2007.
(2)  Calculation performed using average shares for the period.
(3) Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(4)  Annualized.
(5)  Not annualized.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31

                                                                         WHG INCOME OPPORTUNITY FUND
                                                                               A CLASS SHARES
                                                                      2009                     2008(1)
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                      $XX                      $ 9.99
                                                                      ---                      ------
    Net Investment Income(2)                                          x.xx                      0.25
    Net Realized and Unrealized Loss on Investments                   X.XX                     (0.71)
                                                                      ----                     ------
       Total from Investment Operations                               X.XX                     (0.46)
                                                                      ----                     ------
Dividends and Distributions:
    Dividends from Net Investment Income                              X.XX                     (0.21)
                                                                      ----                     ------
NET ASSET VALUE, END OF PERIOD                                        $xx                      $ 9.32
                                                                      ===                      ======
TOTAL RETURN(3)                                                       xx%                      (4.69)%
Net Assets, End of Period (000)                                       $xx                       $ 482
Ratio of Expenses to Average Net Assets                               xx%                     1.25%(4)
Ratio of Expenses to Average Net Assets (Excluding Waivers and
    Fees Paid Indirectly)                                             xx%                     1.47%(4)
Ratio of Net Investment Income to Average Net Assets                  xx%                     3.04%(4)
Portfolio Turnover Rate                                               xx%                       99%(5)

Amounts designated as "--" are $0 or have been rounded to $0.
(1)  Commenced operations on December 31, 2007.
(2)  Calculation performed using average shares for the period.
(3) Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(4)  Annualized.
(5)  Not annualized.

                         THE ADVISORS' INNER CIRCLE FUND

                                    WHG FUNDS

INVESTMENT ADVISER
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the WHG Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:    1-877-FUND-WHG (1-877-386-3944)

BY MAIL:         WHG Funds
                 P.O. Box 219009
                 Kansas City, MO 64121-9009

BY INTERNET:     WWW.WHGFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 WHG-PS-xxx-xxxx

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS
                                  MARCH 1, 2010

                             WHG LARGECAP VALUE FUND
                              TICKER SYMBOL: WHGLX

                                WHG SMIDCAP FUND
                              TICKER SYMBOL: WHGMX

                             WHG SMALLCAP VALUE FUND
                              TICKER SYMBOL: WHGSX

                           WHG INCOME OPPORTUNITY FUND
                              TICKER SYMBOL: WHGIX

                                WHG BALANCED FUND
                              TICKER SYMBOL: WHGBX

                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG SmallCap Value Fund, the WHG Income Opportunity Fund and the WHG Balanced Fund (each, a "Fund", and collectively, the "Funds") are each a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. This prospectus gives you important information about Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                           PAGE
WHG LARGECAP VALUE FUND.......................................................X
    FUND INVESTMENT OBJECTIVE.................................................X
    FUND FEES AND EXPENSES....................................................X
    PRINCIPAL INVESTMENT STRATEGIES...........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
    PERFORMANCE INFORMATION...................................................X
    INVESTMENT ADVISER........................................................X
    PORTFOLIO MANAGERS........................................................X
    PURCHASE AND SALE OF FUND SHARES..........................................X
WHG SMIDCAP FUND..............................................................X
    FUND INVESTMENT OBJECTIVE.................................................X
    FUND FEES AND EXPENSES....................................................X
    PRINCIPAL INVESTMENT STRATEGIES...........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
    PERFORMANCE INFORMATION...................................................X
    INVESTMENT ADVISER........................................................X
    PORTFOLIO MANAGERS........................................................X
    PURCHASE AND SALE OF FUND SHARES..........................................X
WHG SMALLCAP VALUE FUND.......................................................X
    FUND INVESTMENT OBJECTIVE.................................................X
    FUND FEES AND EXPENSES....................................................X
    PRINCIPAL INVESTMENT STRATEGIES...........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
    PERFORMANCE INFORMATION...................................................X
    INVESTMENT ADVISER........................................................X
    PORTFOLIO MANAGERS........................................................X
    PURCHASE AND SALE OF FUND SHARES..........................................X
WHG INCOME OPPORTUNITY FUND...................................................X
    FUND INVESTMENT OBJECTIVE.................................................X
    FUND FEES AND EXPENSES....................................................X
    PRINCIPAL INVESTMENT STRATEGIES...........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
    PERFORMANCE INFORMATION...................................................X
    INVESTMENT ADVISER........................................................X
    PORTFOLIO MANAGERS........................................................X
    PURCHASE AND SALE OF FUND SHARES..........................................X

WHG BALANCED FUND.............................................................X
    FUND INVESTMENT OBJECTIVE.................................................X
    FUND FEES AND EXPENSES....................................................X
    PRINCIPAL INVESTMENT STRATEGIES...........................................X
    PRINCIPAL RISKS OF INVESTING IN THE FUND..................................X
    PERFORMANCE INFORMATION...................................................X
    INVESTMENT ADVISER........................................................X
    PORTFOLIO MANAGERS........................................................X
    PURCHASE AND SALE OF FUND SHARES..........................................X
SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL
    INTERMEDIARY COMPENSATION.................................................X
MORE INFORMATION ABOUT RISK...................................................X
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................X
INFORMATION ABOUT PORTFOLIO HOLDINGS..........................................X
INVESTMENT ADVISER............................................................X
PORTFOLIO MANAGERS............................................................X
RELATED PERFORMANCE DATA OF THE ADVISER.......................................X
PURCHASING AND SELLING FUND SHARES............................................X
SHAREHOLDER SERVICING ARRANGEMENTS............................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................X
OTHER POLICIES................................................................X
DIVIDENDS AND DISTRIBUTIONS...................................................X
TAXES.........................................................................X
FINANCIAL HIGHLIGHTS..........................................................X
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS.......................Back Cover

                             WHG LARGECAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the WHG LargeCap Value Fund is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-------------------------------------------------------- ----------------------------------
                                                               INSTITUTIONAL SHARES
-------------------------------------------------------- ----------------------------------
-------------------------------------------------------- ----------------------------------
Management Fees                                                       0.75%
-------------------------------------------------------- ----------------------------------
-------------------------------------------------------- ----------------------------------
Other Expenses                                                         xx%
-------------------------------------------------------- ----------------------------------
-------------------------------------------------------- ----------------------------------
Acquired Fund Fees and Expenses                                        XX%
                                                                       ---
-------------------------------------------------------- ----------------------------------
-------------------------------------------------------- ----------------------------------
Total Annual Fund Operating Expenses(1)                                xx%
-------------------------------------------------------- ----------------------------------
-------------------------------------------------------- ----------------------------------
Less Fee Reductions and/or Expense Reimbursements                     (XX)%
                                                                      -----
-------------------------------------------------------- ----------------------------------
-------------------------------------------------------- ----------------------------------
Net Operating Expenses(1,2)                                             xx%
-------------------------------------------------------- ----------------------------------

(1) Total Annual Fund Operating Expenses and the Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until November 16, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. Net Operating Expenses shown include xx% of Acquired Fund Fees and Expenses.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------ ------------------------ ------------------------ --------------------------
        1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------ ------------------------ ------------------------ --------------------------
------------------------ ------------------------ ------------------------ --------------------------
         $xx                     $xx(1)                   $xx(1)                    $xx(1)
------------------------ ------------------------ ------------------------ --------------------------

1 For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund's website at WWW.WHGFUNDS.COM or by calling 1-877-FUND-WHG.

The bar chart shows how the performance of the Fund's Institutional Shares has varied from calendar year to calendar year.

                      2007                         12.52%
                      2008                       (31.81)%
                      2009                            xx%

                   BEST QUARTER                WORST QUARTER
                       XX%                          XX%
                   (XX/XX/XXXX)                 (XX/XX/XXXX)

In addition, the Adviser also manages separate accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                                                   SINCE INCEPTION
                                                                      1 YEAR         (06/28/06)
------------------------------------------------------------------ -------------- ------------------
FUND RETURNS BEFORE TAXES                                               xx%              xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                               xx%              xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND                           xx%              xx%
    SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX(1) (REFLECTS NO DEDUCTION FOR FEES,            xx%              xx%
  EXPENSES, OR TAXES)

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT ADVISER

Westwood Management Corp. serves as the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Ms. Susan M. Byrne, Chairman and Chief Investment Officer, founded the Adviser in 1983.

Mr. Mark R. Freeman, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in 1999.

Ms. Kellie R. Stark, CFA, Executive Vice President and Associate Portfolio Manager, joined the Adviser in 1993.

Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, joined the Adviser in 2003.

Mr. Jay K. Singhania, CFA, Vice President and Research Analyst, joined the Adviser in 2002.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

                                WHG SMIDCAP FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the WHG SMidCap Fund is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------- ----------------------------------
                                                                INSTITUTIONAL SHARES
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
Management Fees                                                        0.75%
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
Other Expenses                                                          xx%
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
     Shareholder Service Fees                                           xx%
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
Acquired Fund Fees and Expenses                                         XX%
                                                                        ---
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
Total Annual Fund Operating Expenses(1)                                 xx%
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
Less Fee Reductions and/or Expense Reimbursements                      (XX)%
                                                                       -----
--------------------------------------------------------- ----------------------------------
--------------------------------------------------------- ----------------------------------
Net Operating Expenses(1,2)                                              xx%
--------------------------------------------------------- ----------------------------------

(1) Total Annual Fund Operating Expenses and the Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. Net Operating Expenses shown include xx% of Acquired Fund Fees and Expenses.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------ ------------------------ ------------------------ --------------------------
        1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------ ------------------------ ------------------------ --------------------------
------------------------ ------------------------ ------------------------ --------------------------
         $xx                     $xx(1)                   $xx(1)                    $xx(1)
------------------------ ------------------------ ------------------------ --------------------------

(1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investment in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 50-65 securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.WHGFUNDS.COM or by calling
1-877-FUND-WHG.

This bar chart shows how the performance of the Fund's Institutional Shares has varied from calendar year to calendar year.

                       2006                        20.60%
                       2007                        10.47%
                       2008                      (27.43)%
                       2009                           xx%


                    BEST QUARTER                WORST QUARTER
                        xx%                          xx%
                    (XX/XX/XXXX)                 (XX/XX/XXXX)

In addition, the Adviser also manages separate accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 2500 INDEX.

                                                                                          SINCE INCEPTION
                                                                               1 YEAR        (12/19/05)
--------------------------------------------------------------------------- ------------- -----------------
FUND RETURNS BEFORE TAXES                                                       xx%             xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                       xx%             xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               xx%             xx%
RUSSELL 2500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)         xx%             xx%

1 The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

INVESTMENT ADVISER

Westwood Management Corp. serves as the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Ms. Susan M. Byrne, Chairman and Chief Investment Officer, founded the Adviser in 1983.

Ms. Kellie R. Stark, CFA, Executive Vice President and Associate Portfolio Manager, joined the Adviser in 1993.

Mr. David S. Spika, CFA, Vice President and Investment Strategist, joined the Adviser in 2003.

Mr. Ragen R. Stienke, CFA, Vice President and Research Analyst, joined the Adviser in 2004.

Mr. Corey Henegar, CFA, Vice President and Research Analyst, joined the Adviser in 2002.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

                             WHG SMALLCAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the WHG SmallCap Value Fund is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------- ---------------------------------
                                                                INSTITUTIONAL SHARES
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
Management Fees                                                         0.85%
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
Other Expenses                                                           xx%
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
     Shareholder Service Fees                                            xx%
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
Acquired Fund Fees and Expenses                                          XX%
                                                                         ---
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
Total Annual Fund Operating Expenses(1)                                  xx%
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
Less Fee Reductions and/or Expense Reimbursements                        XX%
                                                                         ---
---------------------------------------------------------- ---------------------------------
---------------------------------------------------------- ---------------------------------
Net Operating Expenses(1,2)                                              xx%
---------------------------------------------------------- ---------------------------------

(1) Total Annual Fund Operating Expenses and Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's Institutional Shares' average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. Net Operating Expenses shown include xx% of Acquired Fund Fees and Expenses.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------ ------------------------ ------------------------ --------------------------
        1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------ ------------------------ ------------------------ --------------------------
------------------------ ------------------------ ------------------------ --------------------------
         $xx                     $xx(1)                   $xx(1)                    $xx(1)
------------------------ ------------------------ ------------------------ --------------------------

 (1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depository Receipts ("ADRs"). The Adviser expects that the Fund's investment in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund's website at WWW.WHGFUNDS.COM or by calling 1-877-FUND-WHG.

The bar chart shows how the performance of the Fund's Institutional Shares has varied from calendar year to calendar year.

                          2008                      (32.11)%
                          2009                           xx%

                      BEST QUARTER                WORST QUARTER
                          xx%                          xx%
                      (XX/XX/XXXX)                 (XX/XX/XXXX)

In addition, the Adviser also manages separate accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

                                                                                          SINCE INCEPTION
                                                                               1 YEAR        (04/02/07)
--------------------------------------------------------------------------- ------------- -----------------
FUND RETURNS BEFORE TAXES                                                       xx%             xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                       xx%             xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               xx%             xx%
RUSSELL 2000 VALUE INDEX(1) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR       xx%             xx%
TAXES)

1 The Russell 2000 Value Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

INVESTMENT ADVISER

Westwood Management Corp. serves as the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Mr. Christopher J. MacDonald, CFA, Vice President and Senior Research Analyst joined the Adviser in 1994.

Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, joined the Adviser in 2003.

Ms. Kellie R. Stark, CFA, Executive Vice President and Associate Portfolio Manager, joined the Adviser in 1993.

Ms. Lisa Dong, CFA, Vice President and Research Analyst, joined the Adviser in 2000.

Mr. Corey Henegar, CFA, Vice President and Research Analyst, joined the Adviser in 2002.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

                           WHG INCOME OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVES

The primary investment objective of the WHG Income Opportunity Fund (the "Fund") is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------- -----------------------------------
                                                                 INSTITUTIONAL SHARES
--------------------------------------------------------- -----------------------------------
--------------------------------------------------------- -----------------------------------
Management Fees                                                         0.75%
--------------------------------------------------------- -----------------------------------
--------------------------------------------------------- -----------------------------------
Other Expenses                                                           xx%
--------------------------------------------------------- -----------------------------------
--------------------------------------------------------- -----------------------------------
Acquired Fund Fees and Expenses                                          XX%
                                                                         ---
--------------------------------------------------------- -----------------------------------
--------------------------------------------------------- -----------------------------------
Total Annual Fund Operating Expenses(1)                                  xx%
--------------------------------------------------------- -----------------------------------
--------------------------------------------------------- -----------------------------------
Less Fee Reductions and/or Expense Reimbursements                        XX%
                                                                         ---
--------------------------------------------------------- -----------------------------------
--------------------------------------------------------- -----------------------------------
Net Operating Expenses(1,2)                                              xx%
--------------------------------------------------------- -----------------------------------

(1) Total Annual Fund Operating Expenses and the Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2) Effective November 1, 2009, the Adviser has contractually agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) to the extent necessary to keep Net Operating Expenses from exceeding, on an annual basis, 0.90% of the Fund's Institutional Shares' average daily net assets, until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.90% to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------- ------------------------ ------------------------ --------------------------
         1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------- ------------------------ ------------------------ --------------------------
------------------------- ------------------------ ------------------------ --------------------------
          $xx                     $xx(1)                   $xx(1)                    $xx(1)
------------------------- ------------------------ ------------------------ --------------------------

(1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objective by investing generally more than 80% of its assets in dividend-paying and/or interest-bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs").

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund's website at WWW.WHGFUNDS.COM or by calling 1-877-FUND-WHG.

This bar chart shows how the performance of the Institutional Shares of the Fund has varied from calendar year to calendar year.

                       2007                        0.43%
                       2008                      (4.58)%
                       2009                          xx%

                   BEST QUARTER                WORST QUARTER
                       XX%                          XX%
                   (XX/XX/XXXX)                 (XX/XX/XXXX)

In addition, the Adviser also manages separate accounts and commingled funds with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE CITIGROUP 10-YEAR TREASURY INDEX, THE CITIGROUP 3-MONTH TREASURY BILL INDEX, THE S&P 500 INDEX, THE FTSE NAREIT U.S. EQUITY INDEX AND A 25/25/25/25 BLENDED BENCHMARK INDEX.

                                                                                                SINCE
                                                                                              INCEPTION
                                                                                 1 YEAR       (12/19/05)
------------------------------------------------------------------------------ ------------ ---------------
FUND RETURNS BEFORE TAXES                                                          xx%           xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                          xx%           xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                  xx%           xx%
CITIGROUP 10-YEAR TREASURY INDEX(1) (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                               xx%           xx%
CITIGROUP 3-MONTH TREASURY BILL INDEX(1) (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                               xx%           xx%
S&P 500 INDEX(1) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               xx%           xx%
FTSE NAREIT U.S. EQUITY INDEX(1) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
  OR TAXES)                                                                        xx%           xx%
25/25/25/25 BLENDED BENCHMARK INDEX(2) (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                               xx%           xx%

1 The Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes. Treasury bonds are interest-bearing securities sold by the U.S. government with maturities over 10 years. Treasury notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills. Treasury bills are securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market values of 500 stocks representing all major industries. The FTSE NAREIT U.S. Equity Index is an unmanaged capitalization-weighted index that includes all tax-qualified REITs listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

2 The 25/25/25/25 Blended Benchmark Index is comprised of the following: 25% of the Citigroup 10-Year Treasury Index, 25% of the Citigroup 3-Month Treasury Bill Index, 25% of the S&P 500 Index, and 25% of the FTSE NAREIT Index.

INVESTMENT ADVISER

Westwood Management Corp. serves as the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Mr. Mark R. Freeman, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in 1999.

Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, joined the Adviser in 2003.

Mr. Todd L. Williams, CFA, Vice President and Research Analyst, joined the Adviser in 2003.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

                                WHG BALANCED FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the WHG Balanced Fund is to seek to provide capital appreciation and current income by investing in a portfolio of stocks and fixed-income securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUND)

--------------------------------------------------------- ---------------------------------
                                                               INSTITUTIONAL SHARES
--------------------------------------------------------- ---------------------------------
--------------------------------------------------------- ---------------------------------
Management Fees                                                        0.75%
--------------------------------------------------------- ---------------------------------
--------------------------------------------------------- ---------------------------------
Other Expenses                                                          xx%
--------------------------------------------------------- ---------------------------------
--------------------------------------------------------- ---------------------------------
Acquired Fund Fees and Expenses                                         XX%
                                                                        ---
--------------------------------------------------------- ---------------------------------
--------------------------------------------------------- ---------------------------------
Total Annual Fund Operating Expenses(1)                                 xx%
--------------------------------------------------------- ---------------------------------
--------------------------------------------------------- ---------------------------------
Less Fee Reductions and/or Expense Reimbursements                       XX%
                                                                        ---
--------------------------------------------------------- ---------------------------------
--------------------------------------------------------- ---------------------------------
Net Operating Expenses(1,2)                                             xx%
--------------------------------------------------------- ---------------------------------

(1) Total Annual Fund Operating Expenses and the Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2) Effective November 1, 2009, the Adviser has contractually agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) to the extent necessary to keep Net Operating Expenses from exceeding, on an annual basis, 0.90% of the Fund's Institutional Shares' average daily net assets, until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.90% to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------ ------------------------ ------------------------ --------------------------
        1 YEAR                   3 YEARS                  5 YEARS                  10 YEARS
------------------------ ------------------------ ------------------------ --------------------------
------------------------ ------------------------ ------------------------ --------------------------
         $xx                     $xx(1)                   $xx(1)                    $xx(1)
------------------------ ------------------------ ------------------------ --------------------------

(1) For periods after the first year, figures are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

     PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in a combination of equity and debt securities. The Fund uses a bottom-up approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Adviser typically invests approximately 60% of the Fund's assets in equity securities and approximately 40% of the Fund's assets in debt securities, and any balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Adviser's analysis of market and economic conditions.

The Fund typically invests in stocks of companies that have market capitalizations of $1 billion or more and have been operating for at least three years. The Adviser chooses stocks of seasoned companies with proven performance records and above-average earnings growth potential. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), royalty trusts, MLPs and securities of real estate investment trusts ("REITs"). The Fund generally invests in debt and equity securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs").

The debt securities held by the Fund are, in the aggregate, investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. The government issuers in which the Fund invests primarily include U.S Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. There are no restrictions on the maximum or minimum maturity of any individual security in which the Fund may invest. In addition, the Fund's debt securities may include unrated securities if deemed by the Adviser to be of comparable quality to investment grade.

The Fund invests in approximately 40-60 equity securities and approximately 40-60 debt securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses companies that it believes have securities that are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment may include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks.

U.S. GOVERNMENT SECURITIES RISK - Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

SMALL-CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund's website at WWW.WHGFUNDS.COM or by calling 1-877-FUND-WHG.

This bar chart shows how the performance of the Institutional Shares of the Fund has varied from calendar year to calendar year.

                        2007                        10.05%
                        2008                      (19.42)%
                        2009                           xx%

                    BEST QUARTER                WORST QUARTER
                        XX%                          XX%
                    (XX/XX/XXXX)                 (XX/XX/XXXX)

In addition, the Adviser also manages separate accounts with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Related Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009 TO THOSE OF THE S&P 500 INDEX, THE BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX AND A 60/40 BLENDED BENCHMARK INDEX.

                                                                                                  SINCE
                                                                                                INCEPTION
                                                                                   1 YEAR      (09/08/06)
------------------------------------------------------------------------------- ------------- --------------
FUND RETURNS BEFORE TAXES                                                           xx%            xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                           xx%            xx%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND                                       xx%            xx%
    SALE OF FUND SHARES
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                  xx%            xx%
BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX (REFLECTS NO DEDUCTION FOR            xx%            xx%
  FEES, EXPENSES, OR TAXES)
60/40 BLENDED BENCHMARK INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR         xx%            xx%
  TAXES)(2)

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the board domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays Capital U.S. Government/Credit Index is a fixed-income market value-weighted index that combines the Barclays Capital U.S. Government Index and the Barclays Capital U.S. Credit Index. It includes securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices); publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
2 The 60/40 Blended Benchmark is comprised of the following: 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Government/Credit Index.

INVESTMENT ADVISER

Westwood Management Corp. serves as the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. The list does not include all members of the investment team.

Ms. Susan M. Byrne, Chairman and Chief Investment Officer, founded the Adviser in 1983.

Mr. Mark R. Freeman, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in 1999.

Ms. Kellie R. Stark, CFA, Executive Vice President and Associate Portfolio Manager, joined the Adviser in 1993.

Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, joined the Adviser in 2003.

Mr. Jay K. Singhania, CFA, Vice President and Research Analyst, joined the Adviser in 2002.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE XX OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

The Funds are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Funds have investment goals and strategies for reaching these goals. The Adviser invests the Funds' assets in a way that it believes will help the Funds achieve their goals. Still, investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK (ALL FUNDS) - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (WHG INCOME OPPORTUNITY FUND, WHG BALANCED FUND) - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK (ALL FUNDS) - Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the WHG LargeCap Value Fund is to seek long-term capital appreciation. The investment objective of the WHG SMidCap Fund is to seek long-term capital appreciation. The investment objective of the WHG SmallCap Value Fund is to seek long-term capital appreciation. The primary investment objective of the WHG Income Opportunity Fund is to provide current income. A secondary objective of the WHG Income Opportunity Fund is to provide the opportunity for long-term capital appreciation. The investment objective of the WHG Balanced Fund is to seek to provide capital appreciation and current income by investing in a portfolio of stocks and fixed-income securities. The investment objectives of the Funds, except the WHG Income Opportunity Fund, are fundamental and cannot be changed without shareholder approval. The investment objective for the WHG Income Opportunity Fund may be changed without shareholder approval, upon 60 days' prior notice to shareholders.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to
100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within 10 days of the end of each calendar quarter, each Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com.

INVESTMENT ADVISER

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the WHG SmallCap Value Fund and at an annual rate of 0.75% of the average daily net assets of the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG Income Opportunity Fund and the WHG Balanced Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Institutional Shares of the WHG LargeCap Value Fund from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets until November 16, 2011. Effective November 1, 2009, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Institutional Shares of the WHG Income Opportunity Fund and the WHG Balanced Fund from exceeding 0.90% of each Fund's Institutional Shares' average daily net assets until February 28, 2011. In addition, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Institutional Shares of the WHG SMidCap Fund and the WHG SmallCap Value Fund from exceeding 1.25% of each Fund's Institutional Shares' average daily net assets until February 28, 2011. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and its expense cap to recapture all or a portion of its expense reductions or prior reimbursements made during the preceding three-year period during which this agreement was in place.

For the fiscal year ended October 31, 2009, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

     WHG LARGECAP VALUE FUND                                  xx%
     WHG SMIDCAP FUND                                         xx%
     WHG SMALLCAP VALUE FUND                                  xx%
     WHG INCOME OPPORTUNITY FUND                              xx%
     WHG BALANCED FUND                                        xx%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2009.

PORTFOLIO MANAGERS

Each Fund is managed by a portfolio management team. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio management team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio management team.

Although each Fund is managed by a portfolio management team, the Adviser has identified the following team members as those with the most significant responsibility for each Fund's assets. This list does not include all members of the investment team.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Adviser in April 1983. Ms. Byrne has served on the portfolio team for the WHG LargeCap Value Fund, the WHG Balanced Fund and the WHG SMidCap Fund since each Fund's inception. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Ms. Byrne has more than 40 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since July 2006. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July of 2000 to July of 2006. Mr. Freeman has served on the portfolio team for the WHG LargeCap Value Fund, the WHG Balanced Fund and the WHG Income Opportunity Fund since each Fund's inception. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 22 years of investment experience.

Ms. Kellie R. Stark, CFA, has served as Executive Vice President for the Adviser since March 2009. Prior to this appointment, she served as Senior Vice President for the Adviser from July 2004 to March 2009, and as Vice President and Associate Portfolio Manager from July 1997 to July 2004. She joined the Adviser in 1993 and has served on the portfolio team for the WHG LargeCap Value Fund, the WHG Balanced Fund, and the WHG SMidCap Fund since each Fund's inception. She has served on the portfolio team for the WHG SmallCap Value Fund since April 1, 2008. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Ms. Stark has more than 21 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Senior Research Analyst for the Adviser since July 2007. Prior to that, Mr. MacDonald served as Vice President and Research Analyst of the Adviser from 1997 until July 2007. He joined the Adviser in 1994 and has served on the portfolio team for the WHG SmallCap Value Fund since the Fund's inception. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. MacDonald has more than 21 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Senior Research Analyst since joining the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the WHG LargeCap Value Fund, the WHG SmallCap Value Fund and the WHG Balanced Fund since each Fund's inception. He has served as a member of the WHG Income Opportunity Fund portfolio team since April 2008. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 21 years of investment experience.

Mr. David S. Spika, CFA, has served as Vice President and Investment Strategist since joining the Adviser in October 2003. Mr. Spika has served on the portfolio team for the WHG SMidCap Fund since its inception. Prior to joining the Adviser, he spent 17 years with Bank of America, where he served in a variety of roles, including portfolio manager in the Private Bank and, most recently, as an institutional portfolio manager and investment strategist for Banc of America Capital Management. Mr. Spika participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Spika has more than 24 years of investment experience.

Mr. Jay K. Singhania, CFA, has served as Vice President and Research Analyst for the Adviser since June 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for the Adviser from July 2002 to June 2004, and as Research Analyst from March 2001 to July 2002. Mr. Singhania has served on the portfolio team for the WHG LargeCap Value Fund and the WHG Balanced Fund since April 2008. Prior to joining the Adviser, Mr. Singhania spent two years at Bank of America as an analyst in its Retail Industry Group where he was also involved with due diligence and financial modeling. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Singhania has more than 14 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams has served on the portfolio team for the WHG Income Opportunity Fund since the Fund's inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Williams has more than 13 years of investment experience.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. Ms. Dong has served on the portfolio team for the WHG SmallCap Value Fund since the Fund's inception. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Dong has more than 13 years of investment experience.

Mr. Ragen R. Stienke, CFA, has served as Vice President and Research Analyst for the Adviser since July 2006. Prior to this appointment, Mr. Stienke served as Assistant Vice President and Research Analyst from November 2004, when he joined the Adviser, until July 2006. Prior to joining the Adviser, he worked for UBS Investment Bank in the research department, where he spent 3 years as a software strategist and 2 years as a U.S. equity strategist. Mr. Stienke has served on the portfolio team for the WHG SMidCap Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Stienke has more than 14 years of investment experience.

Mr. Corey Henegar, CFA, has served as Vice President and Research Analyst for the Adviser since July 2007. Prior to this appointment, he served the Adviser as Assistant Vice President and Research Analyst from July 2004 until July 2006, as Research Analyst from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Mr. Henegar has served on the portfolio team for the WHG SMidCap Fund since its inception and he began serving on the WHG SmallCap Fund in April 2008. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Henegar has more than 9 years of investment experience.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of actual, fee-paying separate accounts, each referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm's assets under management. Complete lists and descriptions of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. Performance is related and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. Each Composite's performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute ("CFAI").1 All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size below which portfolios were excluded from a Composite.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser's applicable account fees and expenses; however, each Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds' fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S LARGECAP VALUE COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1987 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG LARGECAP VALUE FUND.

---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
            TOTAL RETURN      TOTAL RETURN      RUSSELL                                 TOTAL ASSETS AT    PERCENTAGE OF
               (NET OF         (GROSS OF         1000       NUMBER OF                    END OF PERIOD      FIRM ASSETS
  YEAR       INVESTMENT        INVESTMENT       VALUE      PORTFOLIOS   DISPERSION(5)    ($ MILLIONS)
             MANAGEMENT     MANAGEMENT FEES)    INDEX
                FEES)                           (3,4)
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2009           xx%              xx%            xx%          xx             xx              $xx                xx$
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2008         (32.7%)          (32.4%)        (36.9%)        36            0.3            $3,124.0            48.1%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2007          12.9%            13.3%          (0.2%)        34            0.3            $2,921.7            41.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2006          19.5%            19.9%          22.3%         32            10.1           $2,368.8            43.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2005          15.3%            15.8%           7.1%         32            0.3            $2,656.2            57.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2004          13.7%            14.2%          16.5%         39            0.3            $2,572.6            67.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2003          24.3%            24.8%          30.0%         42            0.5            $2,341.3            61.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2002         (16.1%)          (15.7%)        (15.5%)        38            0.5            $1,822.5            45.4%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2001         (8.7%)            (8.2%)         (5.6%)        35            0.4            $1,880.7            46.8%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  2000          13.1%            13.5%           7.0%         33            0.6            $1,637.3            46.1%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1999          13.3%            13.8%           7.4%         26            1.6            $1,111.4            48.0%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1998          20.6%            21.5%          15.6%         17            4.3             $536.6             26.2%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1997          32.7%            33.6%          35.2%         11            0.2             $194.0             11.6%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1996          26.9%            27.8%          21.6%          4            0.2             $131.4             14.0%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------
  1995          39.3%            40.5%          38.4%          4            0.0             $112.4             15.7%
---------- ---------------- ----------------- ----------- ------------ --------------- ----------------- ------------------

     ------------------------------------------------------------------------------------------------------
     ANNUALIZED RETURNS (AS OF 12/31/2009)
     ------------------------------------------------------------------------------------------------------
     ---------------------- ----------------------------------------------------- -------------------------
                                                 ADVISER'S
                                             COMPOSITE RETURNS
     ---------------------- ----------------------------------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
          TIME PERIOD           NET OF INVESTMENT         GROSS OF INVESTMENT        RUSSELL 1000 VALUE
                                 MANAGEMENT FEES            MANAGEMENT FEES             INDEX(3,4)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            1 Year                   (32.7%)                    (32.4%)                   (36.9%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            2 Years                  (12.8%)                    (12.5%)                   (20.6%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            3 Years                  (3.2%)                     (2.8%)                     (8.3%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            4 Years                   1.2%                       1.5%                      (4.7%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            5 Years                   3.5%                       4.0%                      (0.8%)
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            6 Years                   6.7%                       7.2%                       3.8%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            7 Years                   3.1%                       3.6%                       0.8%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            8 Years                   1.6%                       2.0%                       0.0%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
            9 Years                   2.8%                       3.2%                       0.7%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           10 Years                   3.8%                       4.3%                       1.4%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           11 Years                   5.2%                       5.7%                       2.6%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           12 Years                   7.3%                       7.8%                       5.0%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           13 Years                   8.7%                       9.2%                       6.2%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           14 Years                   10.6%                      11.2%                      8.2%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           15 Years                   10.1%                      10.7%                      7.5%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           16 Years                   10.6%                      11.2%                      8.1%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           17 Years                   10.4%                      11.1%                      8.5%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           18 Years                   11.1%                      11.8%                      9.3%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           19 Years                   9.9%                       10.5%                      8.3%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           20 Years                   10.9%                      11.6%                      9.1%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           21 Years                   11.1%                      11.8%                      9.7%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
           22 Years                   10.9%                      11.6%                      9.3%
     ---------------------- -------------------------- -------------------------- -------------------------
     ---------------------- -------------------------- -------------------------- -------------------------
          23 Years(6)                  xx%                        xx%                       xx%
     ---------------------- -------------------------- -------------------------- -------------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(2) The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the LargeCap Value strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.
(3) The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.
(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).
(6)  Inception Date of the LargeCap Value Composite is January 1, 1987.

THE ADVISER'S SMIDCAP COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1998 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG SMIDCAP FUND.

---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  YEAR      TOTAL RETURN      TOTAL RETURN     RUSSELL     NUMBER OF   DISPERSION(5)   TOTAL ASSETS    PERCENTAGE OF
               (NET OF         (GROSS OF      2500(3,4)   PORTFOLIOS                     AT END OF      FIRM ASSETS
             INVESTMENT        INVESTMENT                                                 PERIOD
             MANAGEMENT     MANAGEMENT FEES)
                FEES)
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2009           xx%              xx%            xx%          xx             xx             $xx             xx%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2008         (26.7%)          (26.4%)        (36.8%)        16            0.2           $917.4           14.0%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2007          11.7%            12.3%           1.4%         14            0.3          $1,091.2          15.3%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2006          21.6%            22.2%          16.2%          9            0.2           $784.5           14.4%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2005          20.5%            20.8%           8.1%          4            0.1           $554.9           12.0%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2004          27.6%            28.1%          18.3%          2            0.1            $77.9            2.1%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2003          33.6%            34.1%          45.5%          2            0.3            $50.5            1.3%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2002          0.7%              1.2%         (17.8%)         2            0.1            $32.7            0.8%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2001         (11.1)%          (10.8%)          1.2%          2            1.4            $31.8            0.8%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  2000          7.0%              7.4%           4.3%          2            0.2            $35.9            1.0%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  1999          29.7%            30.1%          24.2%          2            0.5            $37.3            1.6%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------
  1998          13.0%            13.7%           0.4%          2            0.1            $27.7            1.4%
---------- ---------------- ----------------- ----------- ------------ --------------- -------------- -----------------


        --------------------------------------------------------------------------------------------------
        ANNUALIZED RETURNS (AS OF 12/31/2009)
        --------------------------------------------------------------------------------------------------
        ----------------------- ----------------------------------------------------- --------------------
                                                  ADVISER'S
                                              COMPOSITE RETURNS
        ----------------------- ----------------------------------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
             TIME PERIOD            NET OF INVESTMENT         GROSS OF INVESTMENT           RUSSELL
                                     MANAGEMENT FEES            MANAGEMENT FEES            2500(3,4)
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
                1 Year                   (26.7%)                    (26.4%)                 (36.8%)
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               2 Years                   (9.5%)                     (9.1%)                  (20.0%)
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               3 Years                   (0.2%)                      0.4%                   (9.4%)
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               4 Years                    4.6%                       5.1%                   (5.3%)
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               5 Years                    8.9%                       9.4%                   (1.0%)
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               6 Years                    12.7%                      13.1%                   5.6%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               7 Years                    10.9%                      11.3%                   1.9%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               8 Years                    7.9%                       8.3%                    1.8%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               9 Years                    7.8%                       8.2%                    2.1%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               10 Years                   9.8%                       10.2%                   4.1%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               11 Years                   10.1%                      10.5%                   3.7%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
               12 years                    xx%                        xx%                     xx%
        ----------------------- -------------------------- -------------------------- --------------------
        ----------------------- -------------------------- -------------------------- --------------------
           Since Inception                 xx%                        xx%                     xx%
               (7/1/97)
        ----------------------- -------------------------- -------------------------- --------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting January 1, 1998 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the SMidCap Equity strategy, 0.85% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.
(3) The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index, which contains the 3,000 largest stocks in the U.S. based on total market capitalization.
(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

THE ADVISER'S SMALLCAP VALUE COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 2004 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG SMALLCAP VALUE FUND.

---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
            TOTAL RETURN      TOTAL RETURN     RUSSELL       NUMBER OF     DISPERSION(5)    TOTAL ASSETS     PERCENTAGE OF
               (NET OF         (GROSS OF         2000       PORTFOLIOS                        AT END OF       FIRM ASSETS
             INVESTMENT        INVESTMENT       VALUE                                          PERIOD
  YEAR       MANAGEMENT     MANAGEMENT FEES)    INDEX                                      ($ MILLIONS)
                FEES)                           (3,4)
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
  2009           xx%              xx%            xx%           xx              xx               $xx              xx%
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
  2008         (31.4%)          (31.0%)        (28.9%)          9              0.4            $177.2             2.7%
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
  2007          3.2%              3.6%          (9.8%)          5              0.9            $134.5             1.9%
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
  2006          23.7%            24.1%          23.5%           4              0.2            $125.7             2.3%
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
  2005          10.1%            10.5%           4.7%           3              0.5             $38.0             0.8%
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------
  2004          28.1%            28.4%          22.3%           3              0.3             $37.7             1.0%
---------- ---------------- ----------------- ----------- -------------- ---------------- ---------------- -----------------

       ---------------------------------------------------------------------------------------------------
       ANNUALIZED RETURNS (AS OF 12/31/2009)
       ---------------------------------------------------------------------------------------------------
       ---------------------------- -------------------------------------------------- -------------------
                                                        ADVISER'S
                                                    COMPOSITE RETURNS
       ---------------------------- -------------------------------------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
               TIME PERIOD              NET OF INVESTMENT       GROSS OF INVESTMENT        RUSSELL 2000
                                         MANAGEMENT FEES           MANAGEMENT FEES       VALUE INDEX(3,4)
       ---------------------------- -------------------------- ----------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
       1 Year                                (31.4%)                  (31.0%)               (28.9%)
       ---------------------------- -------------------------- ----------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
       2 Years                               (15.8%)                  (15.4%)               (19.9%)
       ---------------------------- -------------------------- ----------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
       3 Years                               (4.3%)                    (3.9%)                (7.5%)
       ---------------------------- -------------------------- ----------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
       4 Years                               (0.9%)                    (0.5%)                (4.6%)
       ---------------------------- -------------------------- ----------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
       5 Years                                4.3%                      4.7%                  0.3%
       ---------------------------- -------------------------- ----------------------- -------------------
       ---------------------------- -------------------------- ----------------------- -------------------
       6 Years(6)                              xx%                      xx%                   xx%
       ---------------------------- -------------------------- ----------------------- -------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.
(2) The calculation of returns is computed on a monthly basis starting January 1, 2004 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the SmallCap Value strategy, 1.00% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.
(3) The Russell 2000 Value Index is an unmanaged market index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The return for this unmanaged index does not include any transaction costs, management fees or other costs.
(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).
(6)  Inception date of the SMidCap Composite is January 1, 2004.

THE ADVISER'S INCOME OPPORTUNITY COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG INCOME OPPORTUNITY FUND.

-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 YEAR      TOTAL     TOTAL     10 YEAR    3 MONTH     S&P 500    NAREIT     BLENDED      NUMBER   DISPERSION(9)  TOTAL    PERCENTAGE
          RETURN    RETURN     TREASURY   TREASURY     (5,8)     (6,8)     BENCHMARK       OF                    ASSETS    OF FIRM
         (NET OF   (GROSS OF     NOTE     BILL(4,8)                          (7,8)     PORTFOLIOS                AT END     ASSETS
        INVESTMENT INVESTMENT    (3,8)                                                                             OF
        MANAGEMENT MANAGEMENT                                                                                    PERIOD
          FEES)      FEES)
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2009      xx%        xx%        xx%        xx%        xx%        xx%         xx%         xx          xx         $xx        xx%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2008     (7.1%)     (6.7%)     20.3%      1.8%      (37.0%)    (37.7%)     (14.6%)        3          4.3       $144.1      2.2%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2007      0.2%       0.8%      9.8%       4.7%       5.5%       (15.7%)     1.0%          3          1.1       $190.6      2.7%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2006     13.7%      14.1%      1.4%       4.8%       15.8%      35.1%       13.7%         5          0.2       $235.0      4.3%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2005      5.4%       5.7%      2.0%       3.0%       4.9%       12.2%       5.7%         20          0.3       $119.6      2.6%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2004     16.3%      16.8%      4.9%       1.2%       10.9%      31.6%       12.0%         2          0.3       $32.7       0.9%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------
 2003     23.2%      23.5%      1.3%       1.1%       28.7%      37.1%       16.3%         2          0.2       $18.9       0.5%
-------- --------- ---------- ---------- ---------- ---------- ---------- ------------ ---------- ------------ --------- -----------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/2009)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------- --------------------------------------- ------------ ------------ ---------- ------------ ------------------
                                     ADVISER'S
                                 COMPOSITE RETURNS
---------------------- --------------------------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
     TIME PERIOD            NET OF             GROSS OF          10 YEAR      3 MONTH      S&P 500     NAREIT         BLENDED
                          INVESTMENT          INVESTMENT        TREASURY      TREASURY      (5,8)       (6,8)        BENCHMARK)
                        MANAGEMENT FEES     MANAGEMENT FEES     NOTE (3,8)    BILL(4,8)                                (7,8)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
1 Year                      (7.1%)              (6.7%)            20.3%        1.8%       (37.0%)     (37.7%)         (14.6%)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
2 Years                     (3.5%)              (3.0%)            14.9%        3.3%       (18.5%)     (27.5%)         (7.1%)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
3 Years                      1.8%                2.4%             10.2%        3.8%       (8.4%)      (10.8%)         (0.6%)
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
4 Years                      2.7%                3.2%             8.1%         3.6%       (5.2%)      (5.6%)           0.9%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
5 Years                      5.3%                5.8%             7.5%         3.1%       (2.2%)      (0.9%)           3.1%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
6 Years                      8.1%                8.6%             6.4%         2.8%        2.4%        6.2.%           5.2%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------
7 Years(10)                   xx%                 xx%              xx%          xx%         xx%         xx%             xx%
---------------------- ------------------ -------------------- ------------ ------------ ---------- ------------ ------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis January 1, 2003 for the Composites; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composites. Westwood's fee schedules are as follows: for the Income Opportunity strategy, 0.80% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.

(3) The Citigroup Treasury 10-Year Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

(4) The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.

(5) The S&P(R) 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(6) The NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(7) The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% NAREIT U.S. Equity Index / 25% Citigroup 3 Month Treasury Bill Index /25% Citigroup 10-Yr. Treasury Note Index.

(8) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(9) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

(10) Inception date of the Income Opportunity Composite is January 1, 2003.

THE ADVISER'S BALANCED COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1987 THROUGH DECEMBER 31, 2009)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE WHG BALANCED FUND.

-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
          TOTAL RETURN    TOTAL RETURN                                                                          TOTAL     PERCENTAGE
             (NET OF       (GROSS OF       S&P 500    BCGC (4,6)     BLENDED      NUMBER OF                   ASSETS AT   OF FIRM
 YEAR      INVESTMENT      INVESTMENT       (3,6)                    BENCHMAR    PORTFOLIOS   DISPERSION(7)     END OF      ASSETS
           MANAGEMENT      MANAGEMENT                                  (5,6)                                  PERIOD ($
              FEES)          FEES)                                                                            MILLIONS)
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2009          xx%             xx%          xx%          xx%           xx%           xx            xx            $xx        xx%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2008        (19.0%)         (18.5%)      (37.0%)      (21.9%)       (21.9%)          2            0.1          $28.9       0.4%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2007         10.1%           10.8%         5.5%        7.2%           6.3%           3            0.2          $65.0       0.9%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2006         12.7%           13.4%        15.8%        3.8%          10.9%           3            0.2          $57.6       1.1%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2005         10.2%           10.9%         4.9%        2.4%           4.0%           3            0.2          $49.5       1.9%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2004         8.8%            9.4%         10.9%        4.2%           8.2%           4            0.1          $73.5       1.9%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2003         15.3%           16.1%        28.7%        4.7%          18.8%           3            0.2          $48.5       1.3%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2002        (5.4%)          (4.8%)       (22.1%)       11.0%         (9.5%)          5            0.5          $87.0       2.2%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2001        (1.7%)          (1.1%)       (11.9%)       8.5%          (3.7%)          6            0.3         $164.1       4.1%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 2000         12.4%           13.3%        (9.2)%       11.9%         (1.0%)          5            0.2         $100.8       2.8%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 1999         7.0%            7.6%         21.1%       (2.2%)         11.5%           6            0.5          $96.8       4.2%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 1998         13.2%           14.0%        28.8%        9.5%          21.5%           6            0.3          $97.4       4.8%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 1997         22.8%           23.6%        33.4%        9.8%          23.7%           4            0.2          $49.5       3.0%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 1996         16.8%           17.5%        23.3%        2.9%          14.8%           5            0.1          $46.5       4.9%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------
 1995         29.4%           30.5%        37.5%        19.2%         30.0%           5            0.5          $33.4       4.7%
-------- ---------------- -------------- ----------- ------------ -------------- ------------ -------------- ------------ ---------


--------------------------------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/2009)
--------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------- --------------- -------------- -------------------
                                         ADVISER'S
                                     COMPOSITE RETURNS
--------------------- ------------------------------------------------- --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
                         NET OF INVESTMENT      GROSS OF INVESTMENT                                     BLENDED BENCHMARK
    TIME PERIOD           MANAGEMENT FEES          MANAGEMENT FEES      S&P 500 (3,6)      BCGC (4,6)        (5,6)
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
       1 Year                 (19.0%)                  (18.5%)             (37.0%)          5.7%            (21.9%)
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      2 Years                 (5.5%)                   (5.0%)              (18.5%)          6.5%             (8.9%)
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      3 Years                  0.2%                     0.8%                (8.4%)          5.6%             (2.7%)
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      4 Years                  2.6%                     3.3%                (5.2%)          4.8%             (1.1%)
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      5 Years                  3.8%                     4.5%                (2.2%)          4.6%              0.7%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      6 Years                  5.6%                     6.3%                (2.4%)          4.7%              3.5%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      7 Years                  4.0%                     4.6%                (1.5%)          5.5%              1.6%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      8 Years                  3.3%                     3.9%                (2.9%)          5.9%              0.9%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      9 Years                  4.3%                     4.9%                (3.6%)          6.6%              0.7%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      10 Years                 4.5%                     5.2%                (1.4%)          5.6%              1.7%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      11 Years                 5.3%                     6.0%                 1.0%           6.0%              3.4%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      12 Years                 6.6%                     7.3%                 3.4%           6.3%              4.9%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      13 Years                 7.4%                     8.1%                 4.8%           6.0%              5.6%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      14 Years                 8.8%                     9.5%                 6.8%           6.9%              7.2%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      15 Years                 8.2%                     8.9%                 6.5%           6.2%              6.7%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      16 Years                 8.6%                     9.3%                 6.7%           6.5%              6.9%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      17 Years                 8.5%                     9.2%                 6.7%           6.6%              7.0%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      18 Years                 9.3%                     10.0%                7.9%           7.1%              7.9%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      19 Years                 8.8%                     9.5%                 7.3%           7.1%              7.5%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      20 Years                 9.5%                     10.2%                8.4%           7.5%              8.3%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      21 Years                 9.8%                     10.5%                8.8%           7.5%              8.5%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
      22 Years                 9.7%                     10.3%                8.6%           7.2%              8.4%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------
    23 Years(8)                 xx%                      xx%                 xx%             xx%              xx%
--------------------- ------------------------ ------------------------ --------------- -------------- -------------------

(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFAI has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the Balanced strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2007 by Pricewaterhouse Coopers LLP, an independent auditor. A copy of the verification report is available upon request.

(3) The S&P(R) 500 Index is an unmanaged, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(4) The Barclays Capital Government/Credit Index (BCG/C) is an unmanaged index that measures the performance of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than one-year maturity. The return for this unmanaged index does not include any transactions costs, management fees or other costs.

(5) The blended benchmark is comprised of the following: 60% S&P 500 Index/ 40% Barclays Capital Government/Credit Index.

(6) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(7) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

(8)  Inception date of the Balanced Composite is January 1, 1987.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Funds' website at WWW.WHGFUNDS.COM.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc. c/o
WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: fund name/account name/account number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from a Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to a Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with a Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Income Opportunity Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Income Opportunity Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase Institutional Shares of a Fund, check daily NAV or obtain additional information.

FUND NAME                               TICKER SYMBOL           CUSIP            FUND CODE
WHG LargeCap Value Fund                     WHGLX             0075W0734            2689
WHG SMidCap Fund                            WHGMX             0075W0767            2691
WHG SmallCap Value Fund                     WHGSX             0075W0726            2687
WHG Income Opportunity Fund                 WHGIX             0075W0775            2690
WHG Balanced Fund                           WHGBX             0075W0692            2688

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

The sale price will be the NAV next determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The WHG SMidCap Fund and the WHG SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the WHG Income Opportunity Fund, the WHG SMidCap Fund and the WHG SmallCap Value Fund each invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds', or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds', or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The WHG LargeCap Value Fund, the WHG SMidCap Fund and the WHG SmallCap Value Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The WHG Income Opportunity Fund and the WHG Balanced Fund distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

Because the Funds may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the period of its operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31

                                                                                WHG LARGECAP VALUE FUND

                                                                   2009          2008           2007          2006(4)
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                   $xx          $12.98         $10.72          $10.00
                                                                                ------         ------          ------
    Net Investment Income(5)                                       x.xx          0.15           0.12            0.04
    Net Realized and Unrealized Gain (Loss) on Investments         X.XX         (4.08)          2.18            0.68
                                                                   ----         ------          ----            ----
       Total from Investment Operations                            X.XX         (3.93)          2.30            0.72
                                                                   ----         ------          ----            ----
DIVIDENDS AND DISTRIBUTIONS
    Net Investment Income                                          x.xx         (0.09)         (0.04)             --
    Net Realized Gains                                             X.XX         (0.22)            --              --
                                                                   ----         ------            --              --
        Total Dividends and Distributions                          X.XX         (0.31)         (0.04)             --
                                                                   ----         ------         ------             --
NET ASSET VALUE, END OF PERIOD                                     x.xx          $8.74         $12.98          $10.72
                                                                   ====          =====         ======          ======
TOTAL RETURN(1)                                                    x.xx        (30.94)%        21.54%          7.20%
                                                                   ====        ========        ======          =====
Net Assets, End of Period (000)                                    $xx          $53,506        $23,841         $8,780
Ratio of Expenses to Average Net Assets                            xx%           1.00%          1.00%         1.00%(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)
                                                                   xx%           1.41%          1.82%         3.39%(2)
Ratio of Net Investment Income to Average Net Assets               xx%           1.42%          1.04%         1.04%(2)
Portfolio Turnover Rate                                            xx%            70%            50%           13%(3)

Amounts designated as "--" are $0 or have been rounded to $0.
1 Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
2  Annualized.
3  Not annualized.
4  WHG LargeCap Value Fund commenced operations on June 28, 2006.
5  Calculation performed using average shares for the period.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31

                                                                                         WHG SMIDCAP FUND

                                                                       2009             2008            2007           2006(5)
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                       $xx             $13.84          $11.47          $10.00
                                                                                       ------          ------          ------
    Net Investment Income(6)                                           x.xx             0.11            0.26            0.06
    Net Realized and Unrealized Gain (Loss) on Investments             X.XX            (4.03)           2.28            1.41
                                                                       ----            ------           ----            ----
         Total from Investment Operations                              X.XX            (3.92)           2.54            1.47
                                                                       ----            ------           ----            ----
DIVIDENDS AND DISTRIBUTIONS:
    Net Investment Income                                              x.xx            (0.17)          (0.09)             --
    Net Realized Gains                                                 X.XX            (0.34)          (0.08)             --
                                                                       ----            ------          ------             --
       Total Dividends and Distributions                               X.XX            (0.51)          (0.17)             --
                                                                       ----            ------          ------             --
NET ASSET VALUE, END OF PERIOD                                         x.xx            $9.41           $13.84          $11.47
                                                                       ====            =====           ======          ======
TOTAL RETURN(1)                                                        x.xx           (29.25)%         22.43%          14.70%
                                                                       ====           ========         ======          ======
Net Assets, End of Period (000)                                        $xx            $77,475          $66,915         $10,562
Ratio of Expenses to Average Net Assets                                xx%             1.25%            1.25%         1.25%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)
                                                                       xx%            1.25%(2)          1.37%         3.20%(3)
Ratio of Net Investment Income to Average Net Assets                   xx%             0.87%            1.96%         0.66%(3)
Portfolio Turnover Rate                                                xx%              81%              63%           42%(4)

Amounts designated as "--" are $0 or have been rounded to $0.
1 Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
2 Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
3  Annualized.
4  Not annualized.
5  WHG SMidCap Fund commenced operations on December 19, 2005.
6  Calculation performed using average shares for the period.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31

                                                                                       WHG SMALLCAP VALUE FUND

                                                                               2009            2008            2007(4)
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                               $XX            $10.33           $10.00
                                                                               ---            ------           ------
     Net Investment Income(5)                                                  x.xx            0.07             0.04
     Net Realized and Unrealized Gain (Loss) on Investments                    X.XX           (3.35)            0.29
                                                                               ----           ------            ----
       Total from Investment Operations                                        X.XX           (3.28)            0.33
                                                                               ----           ------            ----
DIVIDENDS:
     Net Investment Income                                                     X.XX           (0.05)              --
                                                                               ----           ------              --
NET ASSET VALUE, END OF PERIOD                                                $x.xx           $7.00            $10.33
                                                                              =====           =====            ======
TOTAL RETURN(1)                                                                xx%           (31.86)%           3.30%
                                                                               ===           ========           =====
Net Assets, End of Period (000)                                                $xx           $17,286           $11,787
                                                                               ===
Ratio of Expenses to Average Net Assets                                        xx%            1.25%             1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense
    Reimbursements and Fees Paid Indirectly)                                   xx%            1.88%           2.94%(2)
Ratio of Net Investment Income to Average Net Assets                           xx%            0.79%           0.72%(2)
Portfolio Turnover Rate                                                        xx%             93%             25%(3)

Amounts designated as "--" are either $0 or have been rounded to $0.
1 Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
2  Annualized.
3  Not annualized.
4  WHG SmallCap Value Fund commenced operations on April 2, 2007.
5  Calculation performed using average shares for the period.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31

                                                                                 WHG INCOME OPPORTUNITY FUND

                                                                     2009             2008           2007        2006(4)
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                      $xx            $10.61         $10.45        $10.00
                                                                                     ------         ------        ------
    Net Investment Income(5)                                         x.xx             0.36           0.59          0.43
    Net Realized and Unrealized Gain (Loss) on Investments           X.XX            (1.13)         0.14(7)        0.39
                                                                     ----            ------         ----           ----
       Total from Investment Operations                              X.XX            (0.77)          0.73          0.82
                                                                     ----            ------          ----          ----
DIVIDENDS AND DISTRIBUTIONS:
    Net Investment Income                                            x.xx            (0.32)         (0.57)        (0.37)
    Net Realized Gains                                               X.XX            (0.20)          --(6)           --
                                                                     ----            ------          --              --
       Total Dividends and Distributions                             X.XX            (0.52)         (0.57)        (0.37)
                                                                     ----
NET ASSET VALUE, END OF PERIOD                                       x.xx            $9.32          $10.61        $10.45
                                                                     ====            =====          ======        ======
TOTAL RETURN(1)                                                      x.xx           (7.50)%          7.00%        8.42%
                                                                     ====           =======          =====        =====
Net Assets, End of Period (000)                                       $xx           $113,764       $124,430      $72,773
Ratio of Expenses to Average Net Assets                               xx%            1.00%           1.00%       1.00%(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and
    Fees Paid Indirectly)                                             xx%            1.24%           1.41%       1.73%(2)
Ratio of Net Investment Income to Average Net Assets                  xx%            3.57%           5.45%       4.89%(2)
Portfolio Turnover Rate                                               xx%             99%             62%         45%(3)

Amounts designated as "--" are $0 or have been rounded to $0.
1 Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
2  Annualized.
3  Not annualized.
4  WHG Income Opportunity Fund commenced operations on December 19, 2005.
5  Calculation performed using average shares for the period.
6  Amount is less than $0.01 per share.
7 The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(4)

                                                                                    WHG BALANCED FUND

                                                                   2009             2008            2007            2006
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                    $xx            $11.61          $10.36          $10.00
                                                                                   ------          ------          ------
     Net Investment Income(5)                                      x.xx             0.23            0.24            0.03
     Net Realized and Unrealized Gain (Loss) on Investments        X.XX            (2.44)           1.24            0.33
                                                                   ----            ------           ----            ----
       Total from Investment Operations                            X.XX            (2.21)           1.48            0.36
                                                                   ----            ------           ----            ----
DIVIDENDS AND DISTRIBUTIONS:
    Net Investment Income                                          x.xx            (0.23)          (0.23)            --
    Net Realized Gains                                             X.XX            (0.16)             --              --
                                                                   ----            ------             --              --
    Total Dividends and Distribution                               X.XX            (0.39)          (0.23)            --
                                                                   ----            ------          ------            --
NET ASSET VALUE, END OF PERIOD                                     x.xx             $9.01          $11.61          $10.36
                                                                   ====             =====          ======          ======
TOTAL RETURN(1)                                                    x.xx           (19.61)%         14.40%          3.60%
                                                                   ====           ========         ======          =====
Net Assets, End of Period (000)                                     $xx            $8,672          $9,700          $4,667
Ratio of Expenses to Average Net Assets                             xx%             1.00%           1.00%         1.00%(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)
                                                                    xx%             1.97%           2.42%         7.52%(2)
Ratio of Net Investment Income to Average Net Assets                xx%             2.18%           2.23%         2.30%(2)
Portfolio Turnover Rate                                             xx%              57%             31%           2%(3)

1 Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
2  Annualized.
3  Not annualized.
4  WHG Balanced Fund commenced operations on September 8, 2006.
5  Calculation performed using average shares for the period.

                         THE ADVISORS' INNER CIRCLE FUND

                                    WHG FUNDS

INVESTMENT ADVISER
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2010, includes detailed information about the WHG Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORTS, OR MORE INFORMATION:

BY TELEPHONE:     1-877-FUND-WHG (1-877-386-3944)

BY MAIL:          WHG Funds
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.WHGFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 WHG-PS-xxx-xxxx

                       STATEMENT OF ADDITIONAL INFORMATION

                       ACADIAN EMERGING MARKETS PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                          ACADIAN ASSET MANAGEMENT LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Acadian Emerging Markets Portfolio (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2009, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2009 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9000 or by calling the Fund at 1-866-AAM-6161.

                                TABLE OF CONTENTS

THE TRUST.....................................................................xx
DESCRIPTION OF PERMITTED INVESTMENTS..........................................xx
INVESTMENT POLICIES OF THE FUND...............................................xx
INVESTMENT ADVISORY AND OTHER SERVICES........................................xx
PORTFOLIO MANAGERS............................................................xx
THE ADMINISTRATOR.............................................................xx
THE DISTRIBUTOR...............................................................xx
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................xx
TRANSFER AGENT................................................................xx
CUSTODIAN.....................................................................xx
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................xx
LEGAL COUNSEL.................................................................xx
TRUSTEES AND OFFICERS OF THE TRUST............................................xx
PURCHASING AND REDEEMING SHARES...............................................xx
DETERMINATION OF NET ASSET VALUE..............................................xx
TAXES    .....................................................................xx
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................xx
PORTFOLIO HOLDINGS............................................................xx
DESCRIPTION OF SHARES.........................................................xx
SHAREHOLDER LIABILITY.........................................................xx
LIMITATION OF TRUSTEES' LIABILITY.............................................xx
PROXY VOTING..................................................................xx
CODES OF ETHICS...............................................................xx
5% AND 25% SHAREHOLDERS.......................................................xx
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1


March 1, 2010                                                    ACA-SX-xxx-xxxx

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

HISTORY OF THE FUND. The Acadian Emerging Markets Portfolio is the successor to the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Acadian Asset Management LLC ("Acadian" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was June 17, 1993. The Predecessor Fund dissolved and reorganized into the Acadian Emerging Markets Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following information supplements, and should be read in conjunction with, the prospectus.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

    o  payments of interest and principal are more frequent (usually monthly);
       and

    o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

    o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

    o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

EMERGING MARKETS - When the Fund invests in securities in emerging markets, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o   INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o   PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o   EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o   CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch, Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission (the "CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o   PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o  Allowing it to expire and losing its entire premium;

    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

    o  Closing it out in the secondary market at its current price.

o   SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, the Fund may cover the put option by, among other things:

    o  Entering into a short position in the underlying security;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o  Maintaining the entire exercise price in liquid securities.

o   OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o   OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o   COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o  Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o   EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o   INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

    o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o  Have to purchase or sell the instrument underlying the contract;

    o  Not be able to hedge its investments; and

    o  Not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o The facilities of the exchange may not be adequate to handle current trading volume;

    o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o  actual and anticipated changes in interest rates;

    o  fiscal and monetary policies; and

    o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

    o The Fund can invest directly in foreign securities denominated in a foreign currency;

    o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o  The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

    o Are generally more volatile than, and not as developed or efficient as, those in the United States;

    o  Have substantially less volume;

    o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

    o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

    o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

    o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

    o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o  Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o  Offer less protection of property rights than more developed countries;
       and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")
The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANIES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

NON-DIVERSIFICATION

The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED AND ILLIQUID SECURITIES

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

    o  Take advantage of an anticipated decline in prices.

    o  Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

    o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

    o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

    o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

    o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

    o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

    o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

    o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

    o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and
       (3) that the Fund may purchase securities secured by real estate or interests therein.

    o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

    o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental, and may be changed by the Board without shareholder approval. The Fund may:

    o Not borrow money, except that: (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed); (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

    o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

    o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

    o  Invest in the securities of foreign issuers.

    o Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

       The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

    o Invest in illiquid and restricted securities to the extent permitted by applicable law.

       The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

    o  Write covered call options and may buy and sell put and call options.

    o  Enter into repurchase agreements.

    o Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

    o  Sell securities short and engage in short sales "against the box."

    o  Enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of issuers that: (1) have their principal securities trading market in an emerging country; (2) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; and (3) are organized under the laws of, and have principal office in, an emerging country without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Acadian Asset Management LLC, a Delaware limited liability company, located at One Post Office Square, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC. Old Mutual (US) LLC, Inc. is an indirect wholly owned subsidiary of Old Mutual plc., a financial services company based in the United Kingdom. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average daily net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep its total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 2.50% of the Fund's average daily net assets. The Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel this expense limitation at any time.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following advisory fees:

---------------- --------------------------------------------- ------------------------- -------------------------------------------

                                                                    FEES WAIVED BY
                             CONTRACTUAL FEES PAID                    THE ADVISER              TOTAL FEES PAID (AFTER WAIVERS)
---------------- --------------------------------------------- ------------------------- -------------------------------------------
---------------- ------------- --------------- --------------- -------- ------- -------- ------------- --------------- -------------
  FUND                2007           2008            2009        2007     2008    2009        2007           2008            2009
---------------- ------------- --------------- --------------- -------- ------- -------- ------------- --------------- -------------
---------------- ------------- --------------- --------------- -------- ------- -------- ------------- --------------- -------------
Emerging          $9,298,126     $9,264,545          $xx          $0      $0      $xx     $9,298,126     $9,264,545          $xx
Markets
Portfolio
---------------- ------------- --------------- --------------- -------- ------- -------- ------------- --------------- -------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, potential to participate as a member in the Acadian Key Employee Limited Partnership (KELP), and various fringe benefits.

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year. Among investment professionals involved in Acadian's core equity strategies, compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole. Depending on Acadian's financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

----------------------------------- ----------------------------------------------------
NAME                                            DOLLAR RANGE OF FUND SHARES(1)
----------------------------------- ----------------------------------------------------
----------------------------------- ----------------------------------------------------
John Chisholm                                      Over $1,000,000
----------------------------------- ----------------------------------------------------
----------------------------------- ----------------------------------------------------
Brian Wolahan                                      $50,001-100,000
----------------------------------- ----------------------------------------------------
----------------------------------- ----------------------------------------------------
Charles Wang                                      $100,001-500,000
----------------------------------- ----------------------------------------------------
----------------------------------- ----------------------------------------------------
Ronald Frashure                                    Over $1,000,000
----------------------------------- ----------------------------------------------------
----------------------------------- ----------------------------------------------------
Matthew Cohen                                      $10,001-50,000
----------------------------------- ----------------------------------------------------

1  Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that some of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2009.

--------------- ----------------------------------- ---------------------------------- -------------------------------------
                  REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
--------------- ----------------------------------- ---------------------------------- -------------------------------------
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
                   NUMBER OF       TOTAL ASSETS       NUMBER OF       TOTAL ASSETS       NUMBER OF         TOTAL ASSETS
    NAME(1)        ACCOUNTS         (MILLIONS)         ACCOUNTS        (MILLIONS)         ACCOUNTS          (MILLIONS)
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
John Chisholm        11              $2,776              60             $8,757              190              $38,295
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
Brian Wolahan        11              $2,776              60             $8,757             190              $38,295
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
Charles Wang         11              $2,776              60             $8,757             190              $38,295
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
Ronald Frashure      11              $2,776              60             $8,757             190              $38,295
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------
Matthew Cohen        11              $2,776              60             $8,757             190              $38,295
--------------- ------------- --------------------- ------------- -------------------- ------------- -----------------------

1 Please note that investment professionals function as a team of 15 investment professionals and are not segregated along product lines or by client type. Along with the team, the portfolio managers listed above work on all core equity products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment type.

2 Includes three accounts managed with a performance-based fee, representing $1,424M in assets.

3 Includes six accounts managed with a performance-based fee, representing $707M in assets.

4 Includes 31 accounts managed with a performance-based fee, representing $10,587M in assets.

CONFLICTS OF INTERESTS. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991 as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in average daily net assets, 0.10% for the next $250 million in average daily net assets, 0.08% for the next $250 million in average daily net assets and 0.04% for all average daily net assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following administration fees:

-------------------------------- -------------------------------------------------------------------------------------
                                                               ADMINISTRATION FEES PAID
-------------------------------- -------------------------------------------------------------------------------------
-------------------------------- ---------------------------- ---------------------------- ---------------------------
FUND                                        2007                         2008                         2009
-------------------------------- ---------------------------- ---------------------------- ---------------------------
-------------------------------- ---------------------------- ---------------------------- ---------------------------
Emerging Markets Portfolio                $821,931                     $807,077                       $xx
-------------------------------- ---------------------------- ---------------------------- ---------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 12, 2002, as amended ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian") serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ------------------------------------------------ ------------------------------------------------------
                                 DOLLAR RANGE OF FUND SHARES                     AGGREGATE DOLLAR RANGE OF SHARES
      NAME                                 (FUND) (1)                                       (ALL FUNDS)(1)
--------------------- ------------------------------------------------ ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
       Doran                                 None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
       Nesher                                None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
      Carlbom                                None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
        Darr                                 None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
      Johnson                                None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
     Krikorian                               None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
       Storey                                None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------
--------------------- ------------------------------------------------ ------------------------------------------------------
      Sullivan                               None                                                None
--------------------- ------------------------------------------------ ------------------------------------------------------

(1) Valuation date is December 31, 2009.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
                                                PENSION OR RETIREMENT         ESTIMATED ANNUAL
                                              BENEFITS ACCRUED AS PART OF      BENEFITS UPON       TOTAL COMPENSATION FROM THE TRUST
       NAME         AGGREGATE COMPENSATION          FUND EXPENSES                RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

(1) The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------ -------------------- --------------------------------------------------------------- ---------------------
                         POSITION
                           WITH
                         TRUST AND                                                                            OTHERS
     NAME AND            LENGTH OF                                                                         DIRECTORSHIP
  DATE OF BIRTH            TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                            HELD
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Philip T.               President       Managing Director of SEI Investments since 2006.                None.
Masterson                (since         Vice President and Assistant Secretary of the
(03/12/64)                2008)         Administrator from 2004 to 2006. General Counsel of
                                        Citco Mutual Fund Services from 2003 to 2004. Vice
                                        President and Associate Counsel for the Oppenheimer
                                        Funds from 2001 to 2003.
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Michael Lawson          Treasurer,      Director, SEI Investments, Fund Accounting since                None.
(10/08/60)              Controller      July 2005. Manager, SEI Investments, Fund Accounting
                        and Chief       from April 1995 to February 1998 and November 1998
                        Financial       to July 2005.
                         Officer
                         (since
                          2005)
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------

------------------ -------------------- --------------------------------------------------------------- ---------------------
                         POSITION
                           WITH
                         TRUST AND                                                                            OTHERS
     NAME AND            LENGTH OF                                                                         DIRECTORSHIP
  DATE OF BIRTH            TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                            HELD
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Russell Emery            Chief          Chief Compliance Officer of SEI Structured Credit               None.
(12/18/62)             Compliance       Fund, LP and SEI Alpha Strategy Portfolios, LP since
                        Officer         June 2007. Chief Compliance Officer of SEI
                        (since          Opportunity Fund, L.P., SEI Institutional Managed
                         2006)          Trust, SEI Asset Allocation Trust, SEI Institutional
                                        International  Trust, SEI Institutional Investments
                                        Trust, SEI Daily Income Trust, SEI Liquid Asset
                                        Trust and SEI Tax Exempt Trust since  March 2006.
                                        Director of Investment Product Management and
                                        Development, SEI Investments, since February 2003;
                                        Senior Investment Analyst - Equity Team, SEI
                                        Investments, from March 2000 to February 2003.
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Carolyn Mead              Vice          Counsel at SEI Investments since 2007. Associate at              None.
(07/08/57)             President        Stradley, Ronon, Stevens & Young from 2004 to 2007.
                          and           Counsel at ING Variable Annuities from 1999 to 2002.
                       Assistant
                       Secretary
                        (since
                         2007)
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Timothy D. Barto           Vice         General Counsel and Secretary of SIMC and the                   None.
(03/28/68)              President       Administrator since 2004. Vice President of SIMC
                           and          and the Administrator since 1999. Vice President
                        Assistant       and Assistant Secretary of SEI Investments since
                        Secretary       2001. Assistant Secretary of SIMC, the
                         (since         Administrator and the Distributor, and Vice
                          1999)         President of the Distributor from 1999 to 2003.
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
James Ndiaye              Vice          Vice President and Assistant Secretary of SIMC since             None.
(09/11/68)              President       2005. Vice President at Deutsche Asset Management
                          and           from 2003 to 2004. Associate at Morgan, Lewis &
                        Assistant       Bockius LLP from 2000 to 2003.
                        Secretary
                         (since
                          2004)
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Joseph Gallo              Vice          Counsel at SEI Investments since 2007. Associate                None.
(04/29/73)              President       Counsel at ICMA-RC from 2004 to 2007. Assistant
                          and           Secretary of The VantageTrust Company in 2007.
                       Secretary        Assistant Secretary of The Vantagepoint Funds from
                         (since         2006 to 2007.
                         2007)
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Andrew S. Decker          AML           Compliance Officer and Product Manager of SEI                   None.
(08/22/63)              Officer         Investments since 2005. Vice President of Old Mutual
                        (since          Capital from 2000 to 2005.
                        2008)
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------
Michael Beattie          Vice           Director of Client Service at SEI since 2004.                   None.
(03/13/65)            President
                       (since
                        2009)
------------------ -------------------- --------------------------------------------------------------- ---------------------
------------------ -------------------- --------------------------------------------------------------- ---------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that:
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has not certified to the Fund that such shareholder is not subject to backup withholding;, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------- ------------------------------------------------------------------------------------
FUND                                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------- ------------------------------------------------------------------------------------
--------------------------------------- --------------------------- --------------------------- ----------------------------
                                                   2007                        2008                          2009
--------------------------------------- --------------------------- --------------------------- ----------------------------
--------------------------------------- --------------------------- --------------------------- ----------------------------
Emerging Markets Portfolio                      $1,267,499                  $2,014,824                       $xx
--------------------------------------- --------------------------- --------------------------- ----------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2009 the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007 2008and 2009 the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.][PLEASE CONFIRM]

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. [As of October 31, 2009 the Fund did not hold any securities of regular brokers and dealers.][PLEASE CONFIRM]

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:


------------------------------------------ -----------------------------------------------------------
                                                            PORTFOLIO TURNOVER RATES
------------------------------------------ -----------------------------------------------------------
------------------------------------------ ------------------------------- ---------------------------
FUND                                                   2008                          2009
------------------------------------------ ------------------------------- ---------------------------
------------------------------------------ ------------------------------- ---------------------------
       Emerging Markets Portfolio                      102%                           xx%
------------------------------------------ ------------------------------- ---------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund's complete schedule of investments following the second and fourth fiscal quarters, is available in the Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holding reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-AAM-6161.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper, Morningstar, Inc., Frank Russell, Investor Force, PSN, DeMarche and Wilshire Associates may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that, to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than 10 days after the date of the information.

The Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. The Fund believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.


ACADIAN EMERGING MARKETS PORTFOLIO

SHAREHOLDER/ADDRESS                        NUMBER OF SHARES          %

xxx                                        xxx                      xx

                       APPENDIX A - DESCRIPTION OF RATINGS


MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c        This is the lowest rated class of preferred or preference stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              o  Leading market positions in well-established industries.

              o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              o Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC AND C
              Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preffered stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardised.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

     AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. `BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category

SPECULATIVE GRADE

     BB:      Speculative.

              `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B:       Highly speculative.

              o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

              o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
              o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

     CC: For issuers and performing obligations, default of some kind appears probable.

              o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of `R4' (average) or `R5' (below average).

     Grade C: For issuers and performing obligations, default is imminent.

              o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

              o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

              o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

              o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative

Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term `put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

`PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                          ACADIAN ASSET MANAGEMENT LLC
                               PROXY VOTING POLICY
                               (AS OF AUGUST 2009)


Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained RiskMetrics Group (formerly ISS) to research and vote its proxies. RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on RiskMetrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to RiskMetrics to implement when voting proxies involving that client's portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed RiskMetrics to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override RiskMetrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the RiskMetrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the RiskMetrics recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations RiskMetrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by RiskMetrics, summaries of which can be found at http://www.riskmetrics.com/policy and which are deemed to be incorporated herein. The policies have been developed based on RiskMetrics' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with RiskMetrics including ensuring proxies Acadian is responsible to vote are forwarded to RiskMetrics, overseeing that RiskMetrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. RiskMetrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ RiskMetrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, Kelly Gately, at 1-800-946-0166. The report will be provided free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

                              AIG MONEY MARKET FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                        AIG ASSET MANAGEMENT (U.S.), LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the AIG Money Market Fund (the "Fund"). This SAI is incorporated by reference into the prospectus dated March 1, 2010 and should be read in conjunction with the prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for fiscal year end October 31, 2009, including notes thereto and the report of PricewaterhouseCoopers LLP thereon are herein incorporated by reference. A copy of the 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 1-800-249-7445.

                                TABLE OF CONTENTS

THE TRUST..................................................................X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES............X
DESCRIPTION OF PERMITTED INVESTMENTS.......................................X
INVESTMENT LIMITATIONS.....................................................X
THE ADVISER................................................................X
THE ADMINISTRATOR..........................................................X
THE DISTRIBUTOR............................................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES.......................................X
THE TRANSFER AGENT.........................................................X
THE CUSTODIAN..............................................................X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................X
LEGAL COUNSEL..............................................................X
TRUSTEES AND OFFICERS OF THE TRUST.........................................X
PURCHASING AND REDEEMING SHARES............................................X
DETERMINATION OF NET ASSET VALUE...........................................X
TAXES......................................................................X
FUND TRANSACTIONS..........................................................X
PORTFOLIO HOLDINGS.........................................................X
DESCRIPTION OF SHARES......................................................X
SHAREHOLDER LIABILITY......................................................X
LIMITATION OF TRUSTEES' LIABILITY..........................................X
CODES OF ETHICS............................................................X
5% AND 25% SHAREHOLDERS....................................................X
APPENDIX A - DESCRIPTION OF RATINGS......................................A-1

March 1, 2010
AIG-SX-xxx-xxxx

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. This investment objective is fundamental and cannot be changed without the consent of shareholders. It is also a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT STRATEGIES. In seeking its investment objective, the Fund will invest exclusively in (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Fund's investment adviser, AIG Asset Management (U.S.), LLC (the "Adviser") to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality. With respect to
(iv) above, the Fund's investments in repurchase agreements may, at times, be significant and may comprise as much as 100% of the Fund's assets, if in the determination of the Adviser, such investment is appropriate in seeking to achieve the Fund's investment objective.

The Fund reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Fund may invest in securities that pay interest on a variable or floating rate basis. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not hold more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Fund will use NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (or one if only one organization is rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security") or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements. The Fund invests only in first tier securities.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund's permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.

ASSET-BACKED SECURITIES - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card-holder. There may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of Trust's Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 10% of its net assets in illiquid securities.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G, the Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the appropriate custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. Permitted investments for the Fund includes restricted securities. Restricted securities, including securities eligible for re-sale under the 1933 Act's Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

SECURITIES OF OTHER INVESTMENT COMPANIES - The Fund may purchase securities of other investment companies that invest exclusively in money market instruments and operate in compliance with Rule 2a-7 under the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

SECURITIES LENDING - The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN GOVERNMENTS - The Fund may invest in U.S. dollar denominated obligations of foreign governments. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS - The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.

STRIPPED GOVERNMENT SECURITIES - The Fund may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Fund may not actively trade STRIPS.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or a remaining term to maturity in excess of seven (7) days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("Fannie Mae") and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with its custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES
In addition to the Fund's investment objective, the following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

4. Borrow money, except that the Fund may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

5.   Acquire more than 5% of the voting securities of any one issuer.

6.   Invest in companies for the purpose of exercising control.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Trust or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15.  Write puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. AIG Asset Management (U.S.), LLC is a professional investment management firm registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. AIG Global Investment Corp. (the "Former Adviser") served as the adviser to the Fund prior to [__________, 2009]. The Adviser, like the Former Adviser, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which, through its subsidiaries, is primarily engaged in a broad range of insurance, insurance-related and financial services activities in the United States and abroad. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The principal business address of the Adviser is 70 Pine Street, New York, New York 10270. The Adviser is a member of the AIG Investments, which comprises a group of international companies which provide investment advice and asset management products and services to clients around the world. As of December 31, 2009, AIG Investments managed approximately $xx billion, of which $xx billion relates to client assets. Total assets under management also includes approximately $xx billion of AIG affiliated assets, including those under management by joint ventures and certain other AIG investment adviser subsidiaries, but does not include assets sub-advised by third-party managers.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Former Adviser entered into an investment advisory agreement (the "Advisory Agreement") dated November 21, 1994 with respect to the Fund. On August 12, 2009, the Board approved the assumption of the Advisory Agreement by the Adviser, which occurred on [__________, 2009] in connection with the sale of the Former Adviser's third party asset management business. The investment personnel that managed the Fund and the services provided under the Advisory Agreement remained the same after the assumption of the Advisory Agreement. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Advisory Agreement.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Effective December 22, 2008, the Adviser has voluntarily agreed to reduce its investment advisory fees by 0.215% and to reduce additional fees and/or reimburse certain expenses of the Fund to the extent necessary to limit net operating expenses to an annual rate of not more than 0.40% of the average daily net assets of the Fund. The Adviser may discontinue all or part of these voluntary fee reductions or expense limitation reimbursements at any time. For the period from November 20, 2008 to December 22, 2008, the Adviser had voluntarily agreed to reduce its investment advisory fees by 0.175% and to reduce additional fees and/or reimburse certain expenses of the Fund to the extent necessary to limit net operating expenses to an annual rate of not more than 0.40% of the average daily net assets of the Fund. Prior to November 20, 2008, the Adviser had voluntarily agreed to reduce its investment advisory fees by 0.10%. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Adviser the following advisory fees:

--------------------------------------------- ----------------------------------------- --------------------------------------------
       CONTRACTUAL ADVISORY FEES PAID                FEES WAIVED BY THE ADVISER                TOTAL FEES PAID (AFTER WAIVERS)
--------------------------------------------- ----------------------------------------- --------------------------------------------
---------------- -------------- ------------- ------------- ------------ -------------- ------------- -------------- ---------------
     2007            2008           2009          2007         2008          2009           2007          2008            2009
---------------- -------------- ------------- ------------- ------------ -------------- ------------- -------------- ---------------
---------------- -------------- ------------- ------------- ------------ -------------- ------------- -------------- ---------------
   $3,193,925      $6,807,692        $xx       $1,277,561    $2,723,039       $xx        $1,916,364     $4,084,653         $xx
---------------- -------------- ------------- ------------- ------------ -------------- ------------- -------------- ---------------

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Trust shall pay the Administrator compensation for services rendered under the Administration Agreement at an annual rate of 0.05% of the Fund's average daily net assets up to and including $1 billion; and 0.03% of the average daily net assets in excess of $1 billion. There is a minimum annual fee of $110,000 per portfolio plus $15,000 for each additional class. For the fiscal years ended October 31, 2006, 2007 and 2008, the Fund paid the Administrator the following fees:

------------------ -------------------------------------- -------------------------------------- -----------------------------------
      FUND                 CONTRACTUAL FEES PAID            FEES WAIVED BY THE ADMINISTRATOR    TOTAL FEES PAID TO THE ADMINISTRATOR
                                                                                                           (AFTER WAIVERS)
------------------ -------------------------------------- -------------------------------------- -----------------------------------
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ---------
                      2007         2008         2009         2007         2008         2009         2007         2008         2009
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ---------
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ---------
AIG Money Market     $583,099    $1,017,027      $xx        $109,999     $74,292        $xx        $473,100     $942,735       $xx
Fund
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ---------

     The Trust and the Administrator entered into an agreement dated May 20, 2005 whereby the Administrator agrees to pay the Fund's transfer agency expenses up to a maximum of $110,000 annually to the extent aggregate annual average daily net assets of Class A Shares remain greater than $500 million. A waiver of the administration fee on a dollar-for-dollar basis will offset transfer agency expenses billed to the Fund.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, and the Trust are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, served as the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. The financial statements for the fiscal year ended October 31, 2009 incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------------
                                 DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
        NAME                             (FUND) (1)                                 (ALL FUNDS IN THE FUND COMPLEX)(1,2)
--------------------- ---------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Doran                                 None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Nesher                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Carlbom                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
        Darr                                 None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Johnson                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
     Krikorian                               None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Storey                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Sullivan                               None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------

(1) Valuation date is December 31, 2009.
(2) The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
                                                 PENSION OR RETIREMENT        ESTIMATED ANNUAL
                                              BENEFITS ACCRUED AS PART OF      BENEFITS UPON       TOTAL COMPENSATION FROM THE TRUST
       NAME          AGGREGATE COMPENSATION          FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

(1) The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------- -------------------- --------------------------------------------------------------- --------------------
        NAME AND              POSITION WITH                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS               OTHER DIRECTORSHIPS
      DATE OF BIRTH         TRUST AND LENGTH                                                                            HELD
                                 OF TERM
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Philip T. Masterson             President       Managing Director of SEI Investments since 2006. Vice           None.
(03/12/64)                    (since 2008)      President and Assistant Secretary of the Administrator from
                                                2004 to 2006.  General Counsel of Citco Mutual Fund Services
                                                from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Michael Lawson                 Treasurer,       Director, SEI Investments, Fund Accounting since July 2005.     None.
(10/08/60)                   Controller and     Manager, SEI Investments, of Fund Accounting from April 1995
                             Chief Financial    to February 1998 and November 1998 to July 2005.
                                 Officer
                              (since 2005)
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Russell Emery               Chief Compliance    Chief Compliance Officer of SEI Structured Credit Fund, LP      None.
(12/18/62)                       Officer        and SEI Alpha Strategy Portfolios, LP since June 2007. Chief
                              (since 2006)      Compliance Officer of SEI Opportunity Fund, L.P., SEI
                                                Institutional Managed Trust, SEI Asset Allocation Trust, SEI
                                                Institutional International Trust, SEI Institutional
                                                Investments Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                Trust and SEI Tax Exempt Trust since March 2006. Director of
                                                Investment Product Management and Development, SEI
                                                Investments, since February 2003; Senior Investment Analyst -
                                                Equity Team, SEI Investments, from March 2000 to February
                                                2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------

-------------------------- -------------------- --------------------------------------------------------------- --------------------
        NAME AND              POSITION WITH                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS               OTHER DIRECTORSHIPS
      DATE OF BIRTH         TRUST AND LENGTH                                                                            HELD
                                 OF TERM
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Carolyn Mead               Vice President and   Counsel at SEI Investments since 2007. Associate at Stradley,   None.
(07/08/57)                      Assistant       Ronon, Stevens & Young from 2004 to 2007. Counsel at ING
                                Secretary       Variable Annuities from 1999 to 2002.
                              (since 2007)
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Timothy D. Barto           Vice President and   General Counsel and Secretary of SIMC and the Administrator     None.
(03/28/68)                      Assistant       since 2004.  Vice President of SIMC and the Administrator
                                Secretary       since 1999.  Vice President and Assistant Secretary of SEI
                              (since 1999)      Investments since 2001.  Assistant Secretary of SIMC, the
                                                Administrator and the
                                                Distributor, and Vice President
                                                of the Distributor from 1999 to
                                                2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
James Ndiaye                 Vice President     Vice President and Assistant Secretary of SIMC since 2005.      None.
(09/11/68)                    and Assistant     Vice President at Deutsche Asset Management from 2003 to
                                Secretary       2004.  Associate at Morgan, Lewis & Bockius LLP from 2000 to
                              (since 2004)      2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Joseph Gallo                 Vice President     Counsel at SEI Investments since 2007. Associate Counsel at     None.
(04/29/73)                    and Secretary     ICMA-RC from 2004 to 2007.  Assistant Secretary of The
                              (since 2007)      VantageTrust Company in 2007.  Assistant Secretary of The
                                                Vantagepoint Funds from 2006 to 2007.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Andrew S. Decker               AML Officer      Compliance Officer and Product Manager of SEI Investments       None.
(08/22/63)                    (since 2008)      since 2005. Vice President of Old Mutual Capital from 2000 to
                                                2005.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Michael Beattie              Vice President     Director of Client Service at SEI since 2004.                   None.
(03/13/65)                   (since 2009)
-------------------------- -------------------- --------------------------------------------------------------- --------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security at the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income whether you take them in cash or in additional shares. It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

It is anticipated that Fund will maintain a constant price per share and that shareholders will not generally realize gain or loss with respect to such shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

FOREIGN TAXES. It is not anticipated that the Fund will pay any foreign or U.S. possessions income taxes.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has not certified to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay any aggregate brokerage commissions on portfolio transactions.][TO BE CONFIRMED]

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities for clients, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

[For the Trust's most recently completed fiscal year ended October 31, 2009, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.][TO BE CONFIRMED]

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. [Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation.] These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay any aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.][TO BE CONFIRMED]

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. [As of October 31, 2009, the Fund held debt securities of UBS Paine Webber valued at $574,999,000, debt securities of Deutsche Bank valued at 400,000,000, debt securities of Merrill Lynch valued at 200,000,000, debt securities of Barclays Bank PLC valued at 174,999,000, debt securities of Morgan Stanley valued at 100,000,000, and debt securities of Citigroup valued at 159,974,000.][TO BE CONFIRMED]

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-249-7445.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors (including affiliates of the Adviser), financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosures pursuant to such arrangements.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed daily to ratings agencies, consultants and other qualified financial professionals or individuals. In addition, upon request the Fund will provide its shareholders daily disclosure of the Fund's portfolio holdings. To request this information, please contact the Authorized Person as 1-212-770-7000.

With the exception of disclosures to rating and ranking organizations as described above, and affiliated entities of the Adviser as described below, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

As noted in the section entitled "The Adviser," the Adviser is an indirect wholly-owned subsidiary of AIG, a holding company, which, through its subsidiaries, is primarily engaged in a broad range of insurance, insurance-related and financial services activities in the United States and abroad. Certain officers and investment personnel of the Adviser may also serve as officers and investment personnel of AIG and/or its subsidiaries, and in such capacity the affiliates for which they serve may be deemed to have access to non-public information regarding the Fund's portfolio holdings. Pursuant to the Adviser's policies and procedures, these officers and investment personnel of the Adviser are subject to a duty of confidentiality with regard to such non-public information. In addition, the Adviser participates in various investment committees, the membership of which includes personnel of AIG and/or its subsidiaries, which may have access to non-public information regarding the Fund's portfolio holdings for the purpose of supervising the investment activities of the Adviser. Further, the Adviser may disclose non-public information regarding the Fund's portfolio holdings to affiliates in connection with regulatory examinations of such affiliates. The Authorized Person believes that non-disclosure agreements with affiliated entities under these circumstances are unnecessary based on the relationship between the parties and the context in which the disclosures are made.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the fund for shares of additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares, when issued are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. The Trust believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Persons who owned of record or beneficially more than 25% of the Funds outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.


AIG MONEY MARKET FUND:

Shareholder and Address                   Number of Shares          %

xxx                                             xxx                xx

                       APPENDIX A - DESCRIPTION OF RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                       STATEMENT OF ADDITIONAL INFORMATION

                              EDGEWOOD GROWTH FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                             EDGEWOOD MANAGEMENT LLC

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Edgewood Growth Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the prospectuses dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2009, including the notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2009 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling the Fund toll-free at 1-800-791-4226.

                                TABLE OF CONTENTS
THE TRUST...................................................................X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............X
DESCRIPTION OF PERMITTED INVESTMENTS........................................X
INVESTMENT LIMITATIONS......................................................X
THE ADVISER.................................................................X
THE PORTFOLIO MANAGERS......................................................X
THE ADMINISTRATOR...........................................................X
THE DISTRIBUTOR.............................................................X
SHAREHOLDER SERVICES........................................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES........................................X
THE TRANSFER AGENT..........................................................X
THE CUSTODIAN...............................................................X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................X
LEGAL COUNSEL...............................................................X
TRUSTEES AND OFFICERS OF THE TRUST..........................................X
PURCHASING AND REDEEMING SHARES.............................................X
DETERMINATION OF NET ASSET VALUE............................................X
TAXES ... ..................................................................X
FUND TRANSACTIONS...........................................................X
PORTFOLIO HOLDINGS..........................................................X
DESCRIPTION OF SHARES.......................................................X
SHAREHOLDER LIABILITY.......................................................X
LIMITATION OF TRUSTEES' LIABILITY...........................................X
PROXY VOTING................................................................X
CODES OF ETHICS.............................................................X
5% AND 25% SHAREHOLDERS ....................................................X
APPENDIX A - DESCRIPTION OF RATINGS.......................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.........................B-1

March 1, 2010
                                                                 EMC-SX-xxx-xxxx

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust reserves the right to create and issue additional series or classes of shares.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional and Retail Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see " The Distributor."

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

EDGEWOOD GROWTH FUND. The Fund seeks to provide long-term growth of capital. The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities, such as common stocks and American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. There can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

As its principal investment strategy, the Fund invests primarily in equity securities of issuers that the Edgewood Management LLC (the "Adviser") believes are quality companies whose stock offers potential for future appreciation as described in the prospectus. In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance. Focus is concentrated toward growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company specific research. The goal of the process is to invest in growth companies in established and growing industries that display the following characteristics: record of consistent earnings power; earnings growth rate in excess of the S&P 500; dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and industry growth rate in excess of the growth of GDP. A security may be sold if there is a fundamental deterioration, the price is no longer justifiable and/or if the security demonstrates earnings disappointments. When consistent with the investment strategy and specific policies of the Fund, the Fund may hold uninvested assets in cash or similar investments.

NON-DIVERSIFICATION. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence that the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares(R). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations" in the SAI.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

GENERAL. Edgewood Management LLC serves as the investment adviser to the Fund. The Adviser is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser is principally located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated February 27, 2006, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Institutional Shares and Retail Shares of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% and 1.00% of the Fund's Retail Shares and Institutional Shares, respectively, until February 28, 2010. The Adviser may renew the contractual agreement for subsequent periods.

For the fiscal period from February 28, 2006 to October 31, 2007, and the fiscal years ended October 31, 2008 and October 31, 2009, the Fund paid the Adviser the following advisory fees:

---------------- ---------------------------------------- --------------------------------------- ----------------------------------
                               CONTRACTUAL
FUND                       ADVISORY FEES PAID                     FEES WAIVED BY ADVISER                 TOTAL FEES PAID TO ADVISER
---------------- ---------------------------------------- --------------------------------------- ----------------------------------
---------------- ------------ -------------- ------------ -------------- ------------ ----------- ------------- -------------- -----
EDGEWOOD
GROWTH FUND         2007          2008          2009          2007          2008         2009         2007          2008       2009
---------------- ------------ -------------- ------------ -------------- ------------ ----------- ------------- -------------- -----
---------------- ------------ -------------- ------------ -------------- ------------ ----------- ------------- -------------- -----
                  $451,031     $2,853,006        $xx        $335,493      $578,755       $xx        $115,538     $2,274,251    $xx
---------------- ------------ -------------- ------------ -------------- ------------ ----------- ------------- -------------- -----

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund and other accounts managed by the Adviser. Each of the Fund's portfolio mangers' compensation consists of a fixed cash salary and retirement plan benefits. The portfolio managers are also paid a discretionary cash bonus which takes into account performance of the products they manage and profitability of the firm. In general, the discretionary cash bonus is determined based on the Fund's and the other accounts' pre-tax performance as compared to a particular benchmark, currently the Russell 1000 Growth Index, over varying time-periods and economic cycles. The bonus also is based on other subjective factors, such as leadership, ideas and overall contributions to the investment team.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

  ----------------------------------------------------------- ----------------------------------------------------------------------
  NAME                                                                                DOLLAR RANGE OF FUND SHARES(1)
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Alan W. Breed                                                                              $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Lawrence G. Creel                                                                          $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Scott Edwardson                                                                            $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Alex Farman-Farmaian                                                                       $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Peter Jennison                                                                             $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Jim Robillard                                                                              $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Kevin R. Seth                                                                              $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Nicholas A. Stephens                                                                       $xx-$xx
  ----------------------------------------------------------- ----------------------------------------------------------------------

(1) Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2009.

------------------------------ ------------------------------ ---------------------------------- -----------------------------------
            NAME                        REGISTERED                      OTHER POOLED                       OTHER ACCOUNTS
                                   INVESTMENT COMPANIES              INVESTMENT VEHICLES
------------------------------ ------------------------------ ---------------------------------- -----------------------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
                                 NUMBER OF     TOTAL ASSETS     NUMBER OF       TOTAL ASSETS       NUMBER OF        TOTAL ASSETS
                                 ACCOUNTS                       ACCOUNTS                          ACCOUNTS(1)
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Alan W. Breed                       xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Lawrence G. Creel                   xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Scott Edwardson                     xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Alex Farman-Farmaian                xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Peter Jennison                      xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Jim Robillard                       xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Kevin R. Seth                       xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------
Nicholas A. Stephens                xx             $xx             xx               $xx                xx                $xx
------------------------------ -------------- --------------- -------------- ------------------- --------------- -------------------

(1) Four accounts are subject to a performance-based advisory fee with aggregated assets under management of $21.6 million as of October 31, 2009.

CONFLICTS OF INTERESTS. The Adviser also manages other accounts. The investment process is the same for similar accounts, including the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002, and as amended (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% for the first $250 million in average daily net assets, 0.09% for the next $250 million in average daily net assets, and 0.08% for average daily net assets in excess of $500 million in assets. The Fund will be subject to a minimum annual fee of $90,000 applicable to the Edgewood Fund Complex which will initially consist of two classes of one fund. Additions of new classes of shares to any fund will be subject to an additional minimum fee at a rate of $15,000 per class.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Administrator following administration fees:

----------------------------------- ------------------------------------------------------------------------------------------------
FUND                                                                     ADMINISTRATION FEES PAID
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                                                  2007                             2008                              2009
Edgewood Growth Fund
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                                                $105,000                         $277,520                            $xx
----------------------------------- --------------------------------- -------------------------------- -----------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 12, 2002, and as amended ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Retail Shares of the Fund pay the Distributor a maximum annual fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Distributor the following fees:

-------------------------- ------------------------------ ------------------------------------- ------------------------------------
                                                                       FEES PAID                             FEES WAIVED
FUND                       SHARE CLASS
-------------------------- ------------------------------ ------------------------------------- ------------------------------------
-------------------------- ------------------------------ ----------- ------------ ------------ ------------ ------------- ---------
                                                             2007        2008         2009         2007          2008         2009
-------------------------- ------------------------------ ----------- ------------ ------------ ------------ ------------- ---------
-------------------------- ------------------------------ ----------- ------------ ------------ ------------ ------------- ---------
Edgewood Growth Fund       Institutional Class Shares         $0          $0           $xx          $0            $0           $xx
-------------------------- ------------------------------ ----------- ------------ ------------ ------------ ------------- ---------
-------------------------- ------------------------------ ----------- ------------ ------------ ------------ ------------- ---------
                           Retail Class Shares               $324       $15,400        $xx          $0            $0           $xx
-------------------------- ------------------------------ ----------- ------------ ------------ ------------ ------------- ---------

SHAREHOLDER SERVICES

SHAREHOLDER SERVICES PLAN. The Fund has entered into shareholder servicing arrangements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options; account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets of the Fund, subject to the arrangement for provision of shareholder and administrative services.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey, and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------------
        NAME                      DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
                                           (FUND)(1)                                (ALL FUNDS IN THE FUND COMPLEX)(1)(,2)
--------------------- ---------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Doran                                 None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Nesher                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Carlbom                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
        Darr                                 None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Johnson                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
     Krikorian                               None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Storey                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Sullivan                               None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------


(1) Valuation date is December 31, 2009.
(2) The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year ended October 31, 2009.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       NAME         AGGREGATE COMPENSATION      PENSION OR RETIREMENT        ESTIMATED ANNUAL     TOTAL COMPENSATION FROM THE TRUST
                    BENEFITS ACCRUED AS PART OF BENEFITS UPON
                                                    FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

1        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------- -------------------- --------------------------------------------------------------- --------------------
        NAME AND              POSITION WITH                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS               OTHER DIRECTORSHIPS
      DATE OF BIRTH         TRUST AND LENGTH                                                                            HELD
                                 OF TERM
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Philip T. Masterson             President       Managing Director of SEI Investments since 2006. Vice           None.
(03/12/64)                    (since 2008)      President and Assistant Secretary of the Administrator from
                                                2004 to 2006.  General Counsel of Citco Mutual Fund Services
                                                from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Michael Lawson                 Treasurer,       Director, SEI Investments, Fund Accounting since July 2005.     None.
(10/08/60)                   Controller and     Manager, SEI Investments, Fund Accounting from April 1995 to
                             Chief Financial    February 1998 and November 1998 to July 2005.
                                 Officer
                              (since 2005)
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Russell Emery               Chief Compliance    Chief Compliance Officer of SEI Structured Credit Fund, LP      None.
(12/18/62)                       Officer        and SEI Alpha Strategy Portfolios, LP since June 2007. Chief
                              (since 2006)      Compliance Officer of SEI Opportunity Fund, L.P., SEI
                                                Institutional Managed Trust, SEI Asset Allocation Trust, SEI
                                                Institutional International Trust, SEI Institutional
                                                Investments Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                Trust and SEI Tax Exempt Trust since March 2006. Director of
                                                Investment Product Management and Development, SEI
                                                Investments, since February 2003; Senior Investment Analyst -
                                                Equity Team, SEI Investments, from March 2000 to February
                                                2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Carolyn Mead               Vice President and   Counsel at SEI Investments since 2007. Associate at Stradley,   None.
(07/08/57)                      Assistant       Ronon, Stevens & Young from 2004 to 2007. Counsel at ING
                                Secretary       Variable Annuities from 1999 to 2002.
                              (since 2007)
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Timothy D. Barto           Vice President and   General Counsel and Secretary of SIMC and the Administrator     None.
(03/28/68)                      Assistant       since 2004.  Vice President of SIMC and the Administrator
                                Secretary       since 1999.  Vice President and Assistant Secretary of SEI
                              (since 1999)      Investments since 2001.  Assistant Secretary of SIMC, the
                                                Administrator and the
                                                Distributor, and Vice President
                                                of the Distributor from 1999 to
                                                2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
James Ndiaye                 Vice President     Vice President and Assistant Secretary of SIMC since 2005.      None.
(09/11/68)                    and Assistant     Vice President at Deutsche Asset Management from 2003 to
                                Secretary       2004.  Associate at Morgan, Lewis & Bockius LLP from 2000 to
                              (since 2004)      2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Joseph Gallo                 Vice President     Counsel at SEI Investments since 2007. Associate Counsel at     None.
(04/29/73)                    and Secretary     ICMA-RC from 2004 to 2007.  Assistant Secretary of The
                              (since 2007)      VantageTrust Company in 2007.  Assistant Secretary of The
                      Vantagepoint Funds from 2006 to 2007.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Andrew S. Decker               AML Officer      Compliance Officer and Product Manager of SEI Investments       None.
(08/22/63)                    (since 2008)      since 2005. Vice President of Old Mutual Capital from 2000 to
                                                2005.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
Michael Beattie              Vice President     Director of Client Service at SEI since 2004.                   None.
(03/13/65)                    (since 2009)
-------------------------- -------------------- --------------------------------------------------------------- --------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. The discussion is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

Certain distributions from the Fund may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from the Fund generally qualifies as qualified dividend income to the extent it is designated as such by the Fund and was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

FEDERAL EXCISE TAX. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------- ------------------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
               FUND
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                                                  2007                             2008                              2009
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Edgewood Growth Fund                            $137,603                        $1,072,336                           $xx
----------------------------------- --------------------------------- -------------------------------- -----------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

  ------------------------------------- -------------------------------------------- ----------------------------------------------
                                              TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                             COMMISSIONS FOR RESEARCH SERVICES        BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
                  FUND
  ------------------------------------- -------------------------------------------- ----------------------------------------------
  ------------------------------------- -------------------------------------------- ----------------------------------------------
  Edgewood Growth Fund                                       $xx                                          $xx
  ------------------------------------- -------------------------------------------- ----------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.][TO BE CONFIRMED]

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. [As of October 31, 2009, the Fund did not hold any securities of regular brokers and dealers.][TO BE CONFIRMED]

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended October 31, 2008 and October 31, 2009, the Fund's portfolio turnover rates were as follows:

-------------------------------------------------------- --------------------------------------------------------------------------
                         FUND                                                     PORTFOLIO TURNOVER RATES
-------------------------------------------------------- --------------------------------------------------------------------------
-------------------------------------------------------- ------------------------------------- ------------------------------------
                                                                         2008                                  2009
-------------------------------------------------------- ------------------------------------- ------------------------------------
-------------------------------------------------------- ------------------------------------- ------------------------------------
Edgewood Growth Fund                                                     86%                                    xx%
-------------------------------------------------------- ------------------------------------- ------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

The Fund provides information about its complete portfolio holdings on the internet at http://aicfundholdings.com/edgewood. This information is provided on a quarterly basis, forty-five (45) days after the end of the quarter, and is publicly available to all shareholders until updated to reflect the next applicable period. The Fund may provide ratings and rankings organizations with the same information at the same time it is filed with the SEC or one day after it is made available on the internet web site.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet, provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. Legitimate business objectives may include but are not necessarily limited to: disclosure for required due diligence purposes; disclosure to a newly hired investment adviser or sub-adviser; or disclosure to a rating agency for use in developing a rating.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request by calling 212-652-9100 or by writing to the Fund at Edgewood Management LLC, 350 Park Avenue, 18th Floor, New York, NY 10022. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.


CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the persons listed below in account for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.


EDGEWOOD GROWTH FUND (RETAIL):

Shareholder and Address             Number of Shares          %

xx                                  xx                       xx

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      SUMMARY OF EDGEWOOD MANAGEMENT LLC'S
                       PROXY VOTING POLICY AND PROCEDURES

                            Effective January 5, 2006

Edgewood Management LLC ("Edgewood") believes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly exercised. When Edgewood has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with the following policies and procedures.

All proxy statements and ballots received by Edgewood are sent to the Proxy Officer. The majority are received electronically through a third-party, the Broadridge Financial Solution's ProxyEdge system. The Proxy Officer will vote all stock, by proxy or in person, pursuant to Edgewood's Voting Guidelines, unless a client has instructed Edgewood to use other voting criteria for their holdings.

VOTING GUIDELINES

The Edgewood Investment Committee has adopted general positions regarding selected proxy proposals that periodically are considered at annual meetings. Edgewood will generally vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. Edgewood will generally vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. A complete discussion of these proposals and Edgewood's general position is available upon request to the Proxy Officer.

CONFLICTS OF INTEREST

The Compliance Officer will identify any conflicts that exist between the interests of Edgewood and its clients. If a material conflict exists, Edgewood will determine whether voting in accordance with the Voting Guidelines and factors described above is in the best interests of the client. If appropriate, the firm will disclose any material conflicts to the affected clients.

DISCLOSURE

Clients may contact the Proxy Officer, Olivia Fleming, via e-mail at ofleming@edgewood.com or telephone at 212-652-9100 in order to obtain information on how Edgewood voted such clients' proxies, and to request a copy of these policies and procedures. Clients may also request in writing that all materials be sent to them to allow them to vote their own proxies, in which case Edgewood will no longer exercise any discretion on behalf of that client. Paper or electronic records of proxy votes will be maintained for five years, including two years on-site for any paper records. A summary of these Proxy Voting Policies and Procedures is also included in Edgewood's Form ADV Part II, and will be updated whenever these policies and procedures are changed.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 FMC SELECT FUND
                            FMC STRATEGIC VALUE FUND

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") as well as the FMC Select Fund (the "Select Fund") and the FMC Strategic Value Fund (the "Strategic Value Fund") (each, a "Fund" and collectively, the "Funds"), each of which is a separate series of the Trust. This SAI is incorporated by reference into and should be read in conjunction with the prospectuses dated March 1, 2010. Capitalized terms not defined herein are defined in the respective prospectuses. The financial statements with respect to the Funds for the fiscal year ended October 31, 2009, including the notes thereto and the report of Ernst & Young LLP thereon, as contained in the applicable 2009 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the applicable Funds' 2008 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or respective Annual Reports free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or by calling the Funds toll-free at 1-877-FMC-4099 (1-877-362-4099); copies are also available at www.firstmanhattan.com.

                                TABLE OF CONTENTS
THE TRUST......................................................................X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES................X
DESCRIPTION OF PERMITTED INVESTMENTS...........................................X
INVESTMENT LIMITATIONS.........................................................X
THE ADVISER....................................................................X
THE PORTFOLIO MANAGERS.........................................................X
THE ADMINISTRATOR..............................................................X
THE DISTRIBUTOR................................................................X
THE TRANSFER AGENT.............................................................X
THE CUSTODIAN..................................................................X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................X
LEGAL COUNSEL..................................................................X
TRUSTEES AND OFFICERS OF THE TRUST.............................................X
PURCHASING AND REDEEMING SHARES................................................X
DETERMINATION OF NET ASSET VALUE...............................................X
TAXES..........................................................................X
FUND TRANSACTIONS..............................................................X
PORTFOLIO HOLDINGS.............................................................X
DESCRIPTION OF SHARES..........................................................X
SHAREHOLDER LIABILITY..........................................................X
LIMITATION OF TRUSTEES' LIABILITY..............................................X
PROXY VOTING...................................................................X
CODES OF ETHICS................................................................X
5% AND 25% SHAREHOLDERS........................................................X
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2010
FMC-SX-xxx-xxxx

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust reserves the right to create and issue additional series or classes of shares.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' investment objectives and principal investment strategies of each Fund are described in the prospectuses. The following information supplements, and should be read in conjunction with, their respective prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

FMC SELECT FUND. The investment objective of the Select Fund is to seek total return, principally through capital appreciation and, to a limited degree, through current income. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund invests principally in equity securities of U.S. companies with medium to large market capitalizations (in excess of $1 billion).

The equity securities in which the Select Fund may invest are common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Funds' investment adviser, First Manhattan Co. ("FMC" or the "Adviser"), may also purchase U.S. dollar-denominated equity securities (including depositary receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Select Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the United States. The Select Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies. The Select Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and ADRs. The Adviser expects that the Select Fund's investments in foreign companies will normally represent less than 20% of the Fund's assets.

In selecting equity securities for the Select Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding. The Fund may invest in equity securities of companies where all of these factors may not be present, but where the Adviser believe a company's shares are selling at a market valuation below their perceived intrinsic value. The Adviser will also consider dividends paid by particular issuers when selecting the Fund's investments.

Although the Select Fund's portfolio will normally be invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Select Fund's assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, securities issued by a federal agency or a government-sponsored entity (agency securities), high quality commercial paper, certificates of deposit, money market instruments or money market funds.

FMC STRATEGIC VALUE FUND. The investment objective of the FMC Strategic Value Fund is to seek long-term capital appreciation. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund invests in equity securities that the Adviser believes offer the possibility of increase in value, primarily common stocks that meet the criteria described below.

In selecting equity securities for the Strategic Value Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities by carefully scrutinizing financial statements with particular attention to the quality of cash flow and an evaluation of stocks selling at a discount to estimated private market values. The Adviser emphasizes companies where it perceives it has a substantial understanding of both the industry and the business in which the company operates. In addition, the Adviser will concentrate its efforts on companies where a catalyst has been identified which the Adviser believes can have a significant impact on the price of the security. Such catalysts include spin-offs, corporate restructurings, divestiture programs, share repurchases, merger and acquisition activity and significant changes in management or key personnel.

The Strategic Value Fund may invest in common stocks, preferred stocks and convertible securities of domestic companies, as well as warrants to purchase such securities that are traded on registered exchanges or the over-the-counter market in the United States. The Strategic Value Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies. The Adviser expects that the Strategic Value Fund's investments in foreign companies will normally represent less than 20% of the Strategic Value Fund's assets.

Although the Strategic Value Fund's portfolio will normally be fully invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Strategic Value Fund's assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, securities issued by a federal agency or a government-sponsored entity (agency securities), high quality commercial paper, certificates of deposit, money market instruments or money market funds.

AUXILIARY POLICIES OF THE FUNDS

Although not primary strategies employed by the Adviser in managing the Funds, the Funds may engage in a number of investment practices in order to meet their investment objectives. In this regard, the Funds may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Funds may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

Each Fund may purchase securities denominated in foreign currencies in amounts up to 20% of its total assets. The Funds do not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

The Select Fund may also invest up to 10% of its total assets in convertible debt securities rated Caa or higher by Moody's Investors Services, Inc. ("Moody's") or CCC or higher by Standard & Poor's Corporation ("S&P"), or Fitch, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment-grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Funds' assets in cash, money market instruments or money market funds.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, a Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

    Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodity Futures Trading Commission. Each Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by each Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Funds purchase or sell a futures contract, or sells an option thereon, they are required to "cover" their positions in order to limit leveraging and related risks. To cover its position, each Fund may segregate (and marked-to-market on a daily basis), cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and U.S. Securities and Exchange Commission ("SEC") interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund may segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. Each Fund may purchase and write put and call options on securities, securities indices or foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, each Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Additionally, a Fund may purchase and write put and call options on currencies to manage its exposure to exchange rates.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RESTRICTED AND ILLIQUID SECURITIES. While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to
Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Service ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded fund ("ETF") investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds and procedures approved by the Board, a Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SHORT SALES. The Funds may engage in short sales "against the box." A Fund sells short "against the box" if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A Fund may sell short "against the box" when the Fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

SECURITIES OF FOREIGN ISSUERS. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

The value of the Funds' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their respective portfolios, a Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of a Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund will not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent a Fund from investing in commodities contracts relating to financial instruments.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this SAI.

NON-FUNDAMENTAL POLICIES.

The following investment limitations are non-fundamental and may be changed by the Board without shareholder approval. Each Fund may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

5. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

6. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

7. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which a Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. First Manhattan Co. is a professional investment management firm organized as a limited partnership and registered with the SEC under the Investment Advisers Act of 1940. In addition to advising the Funds, FMC provides investment advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. FMC was founded in 1964. Because of the amount of his direct and indirect ownership of the Adviser's outstanding ownership interests, Mr. David S. Gottesman is deemed to control FMC. As of December 31, 2009, the Adviser had management authority with respect to approximately $xx billion in assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 3, 1995, as amended (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of each Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Select Fund and 1.00% of the average daily net assets of the Strategic Value Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses from exceeding 1.10% of the Select Fund's average daily net assets and 1.30% of the Strategic Value Fund's average daily net assets. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the Adviser the following advisory fees:

-------------------- ---------------------------------------- ---------------------------- -----------------------------------------

                                                                      FEES WAIVED
                               CONTRACTUAL FEES PAID                 BY THE ADVISER              TOTAL FEES PAID (AFTER WAIVERS)
-------------------- ---------------------------------------- ---------------------------- -----------------------------------------
-------------------- ------------ ------------ -------------- --------- --------- -------- -------------- ------------- ------------
     FUND                 2007        2008          2009        2007       2008     2009        2007           2008          2009
-------------------- ------------ ------------ -------------- --------- --------- -------- -------------- ------------- ------------
-------------------- ------------ ------------ -------------- --------- --------- -------- -------------- ------------- ------------
FMC Select Fund       $2,469,017   $2,175,788        $xx          $0        $0       $xx     $2,469,017     $2,175,788       $xx
-------------------- ------------ ------------ -------------- --------- --------- -------- -------------- ------------- ------------
-------------------- ------------ ------------ -------------- --------- --------- -------- -------------- ------------- ------------
FMC Strategic
Value Fund            $2,465,830   $2,362,470        $xx          $0        $0       $xx     $2,465,830     $2,362,470       $xx
-------------------- ------------ ------------ -------------- --------- --------- -------- -------------- ------------- ------------

THE PORTFOLIO MANAGERS

This section includes information about the Funds' respective portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates each portfolio manager for managing the Funds. Each portfolio manager's compensation consists of a fixed annual salary. For 2007, in addition to a fixed salary, Mr. Groveman and Mr. Lefferman received distributions with respect to their ownership interests in the Adviser. The portfolio managers' compensation is not linked to any specific factors, such as the Funds' performance or asset levels, although the Adviser may consider these factors, among others, when considering the amount of the portfolio managers' compensation.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

----------------------------------------- -----------------------------------------------------
NAME                                           DOLLAR RANGE OF FUND SHARES(1)
----------------------------------------- -----------------------------------------------------
----------------------------------------- -----------------------------------------------------
Bernard C. Groveman                            $xx - $xx (Select Fund)
                                               $xx - $xx (Strategic Value Fund)
----------------------------------------- -----------------------------------------------------
----------------------------------------- -----------------------------------------------------
Edward I. Lefferman                            $xx - $xx (Select Fund)
                                               $xx - $xx (Strategic Value Fund)
----------------------------------------- -----------------------------------------------------

(1) Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2009.

------------------------- ----------------------------- ------------------------------ -----------------------------------------
                                    REGISTERED                  OTHER POOLED
                               INVESTMENT COMPANIES         INVESTMENT VEHICLES                     OTHER ACCOUNTS
------------------------- ----------------------------- ------------------------------ -----------------------------------------
------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
                             NUMBER OF                      NUMBER OF                     NUMBER OF
NAME                         ACCOUNTS     TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS      ACCOUNTS            TOTAL ASSETS
------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
Bernard C. Groveman             xx            $xx             xx              $x             xx                   $xx
------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
Edward I. Lefferman             xx            $xx             xx              $x             xx                   $xx
------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same or similar investment objectives as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical or similar investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could arise as a result of the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades. A portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchases and sales of securities among all accounts over which it has investment management responsibilities are allocated fairly and equitably.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002, and as amended (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the first $350 million in assets, 0.10% of the next $150 million in assets, 0.08% of the next $500 million in assets, 0.06% on assets over $1 billion, and an annual minimum of $75,000 per Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the Administrator the following administration fees:

------------------------------- --------------------------------------------------------------------------------------------
                                                                   ADMINISTRATION FEES PAID
------------------------------- --------------------------------------------------------------------------------------------
------------------------------- ----------------------------- ------------------------------- ------------------------------
FUND                                        2007                           2008                             2009
------------------------------- ----------------------------- ------------------------------- ------------------------------
------------------------------- ----------------------------- ------------------------------- ------------------------------
FMC Select Fund                           $341,705                       $307,444                            $xx
------------------------------- ----------------------------- ------------------------------- ------------------------------
------------------------------- ----------------------------- ------------------------------- ------------------------------
FMC Strategic Value Fund                  $272,644                       $267,064                            $xx
------------------------------- ----------------------------- ------------------------------- ------------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI Investments, and an affiliate of the Administration are parties to a distribution agreement dated November 14, 1991, as amended and restated November 12, 2002, and as amended ("Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or with respect to each Fund, by a majority of the outstanding shares of a Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUB-DISTRIBUTION AGREEMENT. The Distributor has entered into a sub-distribution agreement with the Adviser pursuant to which the Adviser, a registered broker-dealer, may distribute shares of the Funds. In connection with such sub-distribution activities, the Adviser may compensate its registered representatives, and such compensation may be more or less than the compensation registered representatives receive in connection with the distribution of shares of other registered investment companies. Any such compensation is paid by the Adviser from its revenues; no distribution fees are borne by the Funds or their shareholders.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their reports with respect thereto, and are incorporated by reference in reliance on the authority of their reports as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey, and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------------
                                  DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
        NAME                                (FUND)(1)                                (ALL FUNDS IN THE FUND COMPLEX)(1,2)
--------------------- ---------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Doran                                 None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Nesher                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Carlbom                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
        Darr                                 None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Johnson                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
     Krikorian                               None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
       Storey                                None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------------
      Sullivan                               None                                                    None
--------------------- ---------------------------------------------------- ---------------------------------------------------------

(1) Valuation date is December 31, 2009.
(2) The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year ended October 31, 2009.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
                                                PENSION OR RETIREMENT        ESTIMATED ANNUAL
                                             BENEFITS ACCRUED AS PART OF      BENEFITS UPON       TOTAL COMPENSATION FROM THE TRUST
       NAME         AGGREGATE COMPENSATION          FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

(1) The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------- -------------------- --------------------------------------------------------------- --------------------
           NAME AND             POSITION WITH                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                      OTHER
        DATE OF BIRTH             TRUST AND                                                                           DIRECTORSHIPS
                                LENGTH OF TERM                                                                            HELD
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Philip T.  Masterson         President          Managing Director of SEI Investments since 2006. Vice       None.
     (03/12/64)                 (since 2008)         President and Assistant Secretary of the Administrator
                                                     from 2004 to 2006. General Counsel of Citco Mutual Fund
                                                     Services from 2003 to 2004. Vice President and Associate
                                                     Counsel for the Oppenheimer Funds from 2001 to 2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Michael Lawson               Treasurer,         Director, SEI Investments, Fund Accounting since July       None.
     (10/08/60)                   Controller         2005. Manager, SEI Investments, Fund Accounting from
                                  and Chief          April 1995 to February 1998 and November 1998 to July
                                  Financial          2005.
                                   Officer
                                 (since 2005)
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Russell Emery                  Chief            Chief Compliance Officer of SEI Structured Credit Fund,    None.
     (12/18/62)                   Compliance         LP and SEI Alpha Strategy Portfolios, LP since June
                                   Officer           2007. Chief Compliance Officer of SEI Opportunity  Fund,
                                 (since 2006)        L.P., SEI Institutional Managed Trust, SEI Asset
                                                     Allocation Trust, SEI Institutional International Trust,
                                                     SEI Institutional Investments Trust, SEI Daily Income
                                                     Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust
                                                     since March 2006. Director of Investment Product
                                                     Management and Development, SEI Investments, since
                                                     February 2003; Senior Investment Analyst - Equity Team,
                                                     SEI Investments, from March 2000 to February 2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Carolyn Mead                    Vice            Counsel at SEI Investments since 2007. Associate at        None.
     (07/08/57)                 President and        Stradley, Ronon, Stevens & Young from 2004 to 2007.
                                  Assistant          Counsel at ING Variable Annuities from 1999 to 2002.
                                  Secretary
                                (since 2007)

-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------

-------------------------- -------------------- --------------------------------------------------------------- --------------------
           NAME AND             POSITION WITH                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                      OTHER
        DATE OF BIRTH             TRUST AND                                                                           DIRECTORSHIPS
                                LENGTH OF TERM                                                                            HELD
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Timothy D. Barto                Vice            General Counsel and Secretary of SIMC and the              None.
     (03/28/68)                 President and        Administrator since 2004. Vice President of SIMC and
                                  Assistant          the Administrator since 1999. Vice President and
                                  Secretary          Assistant Secretary of SEI Investments since 2001.
                                (since 1999)         Assistant Secretary of SIMC, the Administrator and the
                                                     Distributor, and Vice President of the Distributor from
                                                     1999 to 2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     James Ndiaye               Vice President       Vice President and Assistant Secretary of SIMC since       None.
     (09/11/68)                 and Assistant        2005. Vice President at Deutsche Asset Management from
                                 Secretary           2003 to 2004. Associate at Morgan, Lewis & Bockius LLP
                                (since 2004)         from 2000 to 2003.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Joseph Gallo               Vice President       Counsel at SEI Investments since 2007. Associate Counsel       None.
     (04/29/73)                 and Secretary        at ICMA-RC from 2004 to 2007. Assistant Secretary of
                                (since 2007)         The VantageTrust Company in 2007. Assistant Secretary
                                                     of The Vantagepoint Funds from 2006 to 2007.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Andrew S. Decker            AML Officer         Compliance Officer and Product Manager of SEI              None.
     (08/22/63)                 (since 2008)         Investments since 2005. Vice President of Old Mutual
                                                     Capital from 2000 to 2005.
-------------------------- -------------------- --------------------------------------------------------------- --------------------
-------------------------- -------------------- --------------------------------------------------------------- --------------------
     Michael Beattie                 Vice            Director of Client Service at SEI since 2004.                   None.
     (03/13/65)                   President
                                 (since 2009)
-------------------------- -------------------- --------------------------------------------------------------- --------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in each Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in each Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution

Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and for net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to that Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------- -------------------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------- -------------------------------------------------------------------------------------------
--------------------------------- -------------------------------- ---------------------------- -----------------------------
          FUND                                 2007                           2008                          2009
--------------------------------- -------------------------------- ---------------------------- -----------------------------
--------------------------------- -------------------------------- ---------------------------- -----------------------------
FMC Select Fund                               $78,226                        $99,059                        $xx
--------------------------------- -------------------------------- ---------------------------- -----------------------------
--------------------------------- -------------------------------- ---------------------------- -----------------------------
FMC Strategic Value Fund                      $85,732                       $130,027                        $xx
--------------------------------- -------------------------------- ---------------------------- -----------------------------

BROKERAGE SELECTION. The Adviser expects to use its own brokerage facilities for affecting all or substantially all of the Funds' brokerage transactions. In instances where the Adviser determines that one or more brokers other than itself is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize a Fund's commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with a Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Funds paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Adviser, which is dually registered with the SEC as a broker-dealer.

------------------------------------ ----------------------------------------- --------------------------- -------------------------
                                                                                                              PERCENTAGE OF TOTAL
                                                                                 PERCENTAGE OF TOTAL         BROKERAGE TRANSACTIONS
                                        AGGREGATE DOLLAR AMOUNT OF BROKERAGE    BROKERAGE COMMISSIONS            EFFECTED THROUGH
            FUND                       COMMISSIONS PAID TO AFFILIATED BROKERS  PAID TO AFFILIATED BROKERS       AFFILIATED BROKERS
------------------------------------ ----------------------------------------- --------------------------- -------------------------
------------------------------------ ------------- ------------- ------------- --------------------------- -------------------------
                                         2007          2008          2009                 2009                        2008
------------------------------------ ------------- ------------- ------------- --------------------------- -------------------------
------------------------------------ ------------- ------------- ------------- --------------------------- -------------------------
FMC Select Fund                        $78,226       $99,059         $xx                  xx%                         xx%
------------------------------------ ------------- ------------- ------------- --------------------------- -------------------------
------------------------------------ ------------- ------------- ------------- --------------------------- -------------------------
FMC Strategic Value Fund               $85,732       $130,027        $xx                  xx%                         xx%
------------------------------------ ------------- ------------- ------------- --------------------------- -------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2009, the FMC Select Fund held [debt securities of Credit Suisse First Boston] valued at $xx. As of October 31, 2009, the FMC Strategic Value Fund did not hold any securities of regular brokers and dealers.[TO BE CONFIRMED]

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2008 and 200, the portfolio turnover rates for each of the Funds were as follows:

------------------------------------- --------------------------------------------------------------------------
                                                           PORTFOLIO TURNOVER RATES
------------------------------------- --------------------------------------------------------------------------
------------------------------------- --------------------------------- ----------------------------------------
        FUND                                       2008                                 2009
------------------------------------- --------------------------------- ----------------------------------------
------------------------------------- --------------------------------- ----------------------------------------
FMC Select Fund                                     17%                                   xx%
------------------------------------- --------------------------------- ----------------------------------------
------------------------------------- --------------------------------- ----------------------------------------
FMC Strategic Value Fund                            30%                                   xx%
------------------------------------- --------------------------------- ----------------------------------------

In light of the Adviser's investment objective of long-term capital appreciation, portfolio turnover rates for the Funds have been, and are expected to continue to be, low compared to industry averages.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters, is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV and on the Funds' website at WWW.FIRSTMANHATTAN.COM. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099).

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-877-FMC-4099 (877-362-4099); and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.


CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a "Code of Ethics" and together the "Codes of Ethics"). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Funds. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

FMC SELECT FUND

SHAREHOLDER/ADDRESS                    NUMBER OF SHARES           PERCENT

xxx                                    xxx                        xx

                              APPENDIX A - RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                APPENDIX B

                               FIRST MANHATTAN CO.

                     PROXY VOTING POLICIES AND PROCEDURES -

                  INVESTMENT ADVISORY SERVICES FOR MUTUAL FUNDS

        In response to rules adopted by the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") pertaining to an investment adviser's fiduciary obligation to clients who have authorized the advisor to vote their proxies, First Manhattan Co., a registered investment adviser, has adopted the following proxy voting policies and procedures in connection with its rendering of investment advisory services to mutual funds:

1   INTRODUCTION

    FMC has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of investment advisory clients, including fund shareholders of mutual funds advised by the firm (the "FMC Mutual Funds"), in accordance with the firm's fiduciary obligations and SEC Rule 206(4)-6 under the Advisers Act, the proxy voting requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. FMC proxy voting guidelines are designed to reflect both SEC requirements applicable to investment advisers and the longstanding fiduciary standards and responsibilities relating to ERISA accounts as set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
1994).

2.  STATEMENT OF POLICIES AND PROCEDURES

    FMC's policies and procedures are designed to ensure that proxy-voting decisions are made in the best interests of fund shareholders of the FMC Mutual Funds.

    A. The portfolio managers for the FMC Mutual Funds follow the firm's general proxy procedures in their voting of proxies on behalf of such funds. The actual votes are processed through the FMC Mutual Funds' custodian bank (U.S. Bank National Association, at present).

    B. Proxies of portfolio companies are voted subject to any applicable investment restrictions of the FMC Mutual Funds.

    C. Proxies of portfolio companies are voted in accordance with any resolutions or other instructions approved by authorized persons of the FMC Mutual Funds.


        AVAILABILITY OF POLICIES AND PROCEDURES. A shareholder of a FMC Mutual Fund may obtain a copy of our proxy voting policies and procedures by contacting the Proxy Manager (designated below) or Ms. Cheryl M. Kallem at First Manhattan Co., 437 Madison Avenue, New York, NY 10022, 212-756-3300, or by e-mailing either of them at PROXYMANAGER@FIRSTMANHATTAN.COM or CKALLEM@FIRSTMANHATTAN.COM.

        DISCLOSURE OF VOTE. A client may obtain records on how we voted shares owned by the FMC Mutual Funds by contacting the Proxy Manager or Ms. Cheryl M. Kallem at First Manhattan Co., 437 Madison Avenue, New York, NY 10022, 212-756-3300, or by e-mailing either of them at PROXYMANAGER@FIRSTMANHATTAN.COM or CKALLEM@FIRSTMANHATTAN.COM. In general, the firm does not disclose to third parties how it voted a fund's proxies.

        FOREIGN SECURITIES. Voting foreign securities' proxies may entail substantial logistical issues that in turn may adversely impact FMC's ability to vote such proxies. These issues include, but are not limited to, (i) proxy materials being written in a foreign language, (ii) late notice of shareholder meetings, and (iii) a requirement to vote proxies in person. Due to these logistical issues, FMC will vote proxies for such foreign securities on a best-efforts basis only.

3.  RESPONSIBILITIES AND OVERSIGHT

    DESIGNATION OF RESPONSIBILITY. FMC has designated a Proxy Manager and a Proxy Committee that have responsibility and oversight of FMC's proxy voting process. Gerry Fleites is the Proxy Manager. The Proxy Manager deals directly with third parties to ensure that proxies and related materials are forwarded to portfolio managers and works with portfolio managers to cast votes, resolve issues with the Proxy Committee and compile proxy voting reports. The Proxy Committee is composed of Suzanne Capellini, Gerry Fleites, Cheryl M. Kallem, Michael P. Helmick, Lizanne Klatsky, Neal K. Stearns and Anthony Avicolli. The Proxy Committee establishes general proxy voting polices as may be necessary and determines how such policies should be applied to specific proxy votes.

DOCUMENTATION. The Proxy Committee will have specific responsibility for the following areas:

    1. developing, authorizing, implementing and updating FMC's policies and procedures; and

    2. overseeing the proxy voting process.

4.  PROCEDURES

    The following procedures are employed to ensure that FMC receives and votes proxies in a timely manner:

    A   OBTAIN PROXY. FMC obtains the proxy from the custodian bank.

    B. MATCH. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian that has not forwarded the proxies within a reasonable time.

    C. CONFLICTS OF INTEREST. We believe that there are no material conflicts between the interests of shareholders of the FMC Mutual Funds and our own insofar as proxy voting is concerned. However, potential conflicts of interest may arise between the interests of FMC and the FMC Mutual Funds. It is FMC's policy to resolve all conflicts of interest in the best interests of the FMC Mutual Funds. FMC has identified the following potential conflicts of interest:

        1) where FMC manages any assets of a publicly traded company, and also holds the securities of that company or an affiliated company securities in the account of a FMC Mutual Fund;

        2) where a FMC employee who serves as a portfolio manager to a FMC Mutual Fund has a client relationship with an individual who is a
            (i) corporate director or a candidate for a corporate directorship of a public company or (ii) senior executive of a public company, and the securities of that public company are held in the portfolio of such FMC Mutual Fund; and

        3) where a FMC employee who serves as a portfolio manager to a FMC Mutual Fund is a (i) senior executive or (ii) director or a candidate for a corporate directorship of a public company, and the securities of which are held in the portfolio of such FMC Mutual Fund.

The Proxy Manager, in conjunction with the Proxy Committee, will maintain records to monitor for the above items. In the event that any of the conflicts described above should arise, the Proxy Committee will vote the applicable securities proxies pursuant to either FMC's proxy policies and procedures or FMC will vote the applicable proxies consistent with the recommendations of Egan-Jones Proxy Services ("Egan-Jones"). Additional conflicts of interest which are not described above may arise from time to time. All employees of FMC should promptly report any potential conflicts of interest to the Legal and Compliance Departments.

    D. MISCELLANEOUS. Outstanding proxies for which instructions are not otherwise received will be voted by the Proxy Manager in the same manner in which the majority of the shares of such securities held in accounts of clients of FMC under the supervision of FMC portfolio managers are voted.

    E. FMC has also engaged the services of Egan-Jones to provide FMC portfolio managers with reports which recommend how portfolio managers should vote on specific proxy issues with respect to individual securities held in FMC client accounts.

5.  RECORDKEEPING

    The Proxy Manager or his designee will arrange for the maintenance of records of proxies voted pursuant to Section 204-2 of the Advisers Act.

6.  GUIDELINES FOR VOTING

    Historically, FMC has general voted with management in non-controversial matters such as the unopposed election of Directors and the ratification of outside auditors. However, we exercise special scrutiny, and may not follow management's recommendation, with respect to resolutions pertaining to contested election of Directors or other similar proposals. Subject to determination by each portfolio manager based on the specific circumstances, in general FMC expects to vote in favor of the following matters:

    1.  Board nominations in uncontested elections

    2.  Annual election of Board

    3. Ratification of auditors - provided no other material services rendered by auditing firm

    4.  Cumulative voting

    5.  Confidential voting

    6. Share authorizations, provided the increases are for legitimate corporate purposes and reasonable in relation to the overall capitalization structure

    7.  Stock splits, on same basis as above

    8.  Preemptive rights

    9.  Anti-greenmail amendments

    10. Share repurchase programs

    11. Executive and Director compensation plans, provided they are reasonable in relation to the industry and the performance of the company during the period in question

    12. Stock option and employee stock ownership programs, provided they are 5% or less of the issued and outstanding shares and are overseen by independent board members taking into account: fair market price at time of grant; no re-pricing provisions; and grants tied to some performance criteria and not top heavily weighted in favor of senior management

    13. Corporate restructuring, including mergers, spin-offs and the asset sales, provided shareholder value is enhanced

                       STATEMENT OF ADDITIONAL INFORMATION

                       HAVERFORD QUALITY GROWTH STOCK FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                       HAVERFORD FINANCIAL SERVICES, INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Haverford Quality Growth Stock Fund (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements including the notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2009 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121 or by calling the Fund at 1-866-301-7212.


                                TABLE OF CONTENTS
THE TRUST..................................................................S-X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES............S-X
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-X
INVESTMENT LIMITATIONS.....................................................S-X
THE ADVISER................................................................S-X
THE PORTFOLIO MANAGERS.....................................................S-X
THE ADMINISTRATOR..........................................................S-X
THE DISTRIBUTOR............................................................S-X
PAYMENTS TO FINANCIAL INTERMEDIARIES.......................................S-X
THE TRANSFER AGENT.........................................................S-X
THE CUSTODIAN..............................................................S-X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-X
LEGAL COUNSEL..............................................................S-X
PURCHASING AND REDEEMING SHARES............................................S-X
DETERMINATION OF NET ASSET VALUE...........................................S-X
TAXES......................................................................S-X
FUND TRANSACTIONS..........................................................S-X
PORTFOLIO HOLDINGS.........................................................S-X
DESCRIPTION OF SHARES......................................................S-X
SHAREHOLDER LIABILITY......................................................S-X
LIMITATION OF TRUSTEES' LIABILITY..........................................S-X
PROXY VOTING...............................................................S-X
CODES OF ETHICS............................................................S-X
5% AND 25% SHAREHOLDERS....................................................S-X
APPENDIX A - DESCRIPTION OF RATINGS........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES..........................B-1

March 1, 2010

                                                                  HIM-SX-XXX-XXX

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

HAVERFORD QUALITY GROWTH STOCK FUND. The Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in equity securities as described in the Prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.

Although the Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Fund's investment adviser, Haverford Financial Services, Inc. (the "Adviser") determines are of comparable quality. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund's permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o    U.S.   GOVERNMENT  ZERO  COUPON  SECURITIES.   STRIPS  and  receipts  are
     sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or
         (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Further,

7. The Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board upon at least 60 days' notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitations on illiquid securities and borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed a limitation, the Adviser will take steps to bring the aggregate amount of illiquid securities or borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. Haverford Financial Services, Inc. ("HFS" or the "Adviser"), a Pennsylvania Corporation located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2003 and is an affiliate of The Haverford Trust Company ("Haverford Trust"). Haverford Trust was founded in 1979 and offers investment management, trust and estate services and private banking. As of December 31, 2009, the Adviser had approximately $XXX million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 28, 2004 (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Agreement.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund's total annual Fund operating expenses from exceeding 1.00% of the Fund's average daily net assets until March 1, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.00% to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. For the fiscal years ended October 31, 2007, 2008, and 2009, the Fund paid the Adviser the following advisory fees:

-------------------------------------------------- -------------------------------------------------- ------------------------------
                                                                                                             TOTAL FEES PAID
              CONTRACTUAL FEES PAID                          FEES WAIVED BY THE ADVISER(1)                   (AFTER WAIVERS)
-------------------------------------------------- -------------------------------------------------- ------------------------------
----------------- -------------- ----------------- --------------- ------------------ --------------- --------- ---------- ---------
      2007            2008             2009             2007             2008              2009         2007      2008       2009
----------------- -------------- ----------------- --------------- ------------------ --------------- --------- ---------- ---------
----------------- -------------- ----------------- --------------- ------------------ --------------- --------- ---------- ---------
    $136,560        $120,638           $XX            $136,560         $120,638            $XX           $0        $0         $XX
----------------- -------------- ----------------- --------------- ------------------ --------------- --------- ---------- ---------

(1) For the fiscal years ended October 31, 2007, 2008, and 2009 the Adviser also reimbursed fees of $40,903, $70,364 and $XX respectively, to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Haverford Trust Company compensates the Fund's portfolio managers for their management of the Fund. The portfolio managers' compensation consists of a salary. The portfolio managers' overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser's and its parent's profitability, investment ideas, teamwork, leadership and overall contributions.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

--------------------------------------------------------- --------------------------------------------------------------------------
NAME                                                                            DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------------------
Joseph J. McLaughlin, Jr.                                                                  $XX-$XX
--------------------------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------------------
Binney H.C. Wietlisbach                                                                    $XX-$XX
--------------------------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------------------
George W. Connell                                                                          $XX-$XX
--------------------------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------------------
Henry B. Smith                                                                             $XX-$XX
--------------------------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------------------
John H. Donaldson                                                                     $100,001-$500,000
--------------------------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------- --------------------------------------------------------------------------
David Brune                                                                                $XX-$XX
--------------------------------------------------------- --------------------------------------------------------------------------
(1) Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2009.

-------------------------- ----------------------------------- ------------------------------- -------------------------------------
NAME
                            REGISTERED INVESTMENT COMPANIES       OTHER POOLED INVESTMENT                 OTHER ACCOUNTS
                                                                          VEHICLES
-------------------------- ----------------------------------- ------------------------------- -------------------------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
                             NUMBER OF        TOTAL ASSETS       NUMBER OF      TOTAL ASSETS     NUMBER OF         TOTAL ASSETS
                              ACCOUNTS                            ACCOUNTS                        ACCOUNTS
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
Joseph J. McLaughlin, Jr.        XX               $XX                XX             $XX              XX                $XX
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
Binney H.C. Wietlisbach          XX               $XX                XX             $XX              XX                $XX
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
George W. Connell                XX               $XX                XX             $XX              XX                $XX
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
Henry B. Smith                   XX               $XX                XX             $XX              XX                $XX
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
John H. Donaldson                 1            $10,940,321            0              $0               4           $169,403,841
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------
David Brune                      XX               $XX                XX             $XX              XX                $XX
-------------------------- --------------- ------------------- --------------- --------------- --------------- ---------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated, November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the first $250 million of average daily net assets, 0.10% of the next $250 million of average daily net assets, and 0.08% on average daily net assets over $500 million, subject to a minimum annual fee of $100,000. Under the terms of the Administration Agreement, this minimum annual fee will increase by $75,000 per each additional portfolio, and $15,000 for each additional class. Due to this minimum, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2007, 2008, and 2009, the Fund paid the following administration fees:

----------------------------------------------- ------------------------------------------------------------------------------------
                                                                             ADMINISTRATION FEES PAID
FUND
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ---------------------------- ------------------------ ------------------------------
                                                           2007                       2008                        2009
----------------------------------------------- ---------------------------- ------------------------ ------------------------------
----------------------------------------------- ---------------------------- ------------------------ ------------------------------
Haverford Quality Growth Stock Fund                      $100,000                   $100,000                       $xx
----------------------------------------------- ---------------------------- ------------------------ ------------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------


1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------
        NAME                      DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
                                           (FUND)(1)                                (ALL FUNDS IN THE COMPLEX)1, (2)
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------

(1) Valuation date is December 31, 2009.
(2) The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       NAME         AGGREGATE COMPENSATION      PENSION OR RETIREMENT        ESTIMATED ANNUAL     TOTAL COMPENSATION FROM THE TRUST
                                             BENEFITS ACCRUED AS PART OF      BENEFITS UPON
                                                    FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

1        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson       President                 Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                (since 2008)              President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson            Treasurer, Controller     Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                and Chief Financial       2005. Manager, SEI Investments, Fund Accounting from
                          Officer                   April 1995 to February 1998 and November 1998 to July
                          (since 2005)              2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery             Chief Compliance          Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                Officer                   Fund, LP and SEI Alpha Strategy Portfolios, LP since
                          (since 2006)              June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------


                                      S-17


------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead              Vice President and        Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                Assistant Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                          (since 2007)              Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto          Vice President and        General Counsel and Secretary of SIMC and the            None.
(03/28/68)                Assistant Secretary       Administrator since 2004.  Vice President of SIMC and
                          (since 1999)              the Administrator since 1999.  Vice President and
                                                    Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye              Vice President            Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                          (since 2004)              from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo              Vice President            Counsel at SEI Investments since 2007. Associate         None.
(04/29/73)                and Secretary             Counsel at ICMA-RC from 2004 to 2007.  Assistant
                          (since 2007)              Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker          AML Officer               Compliance Officer and Product Manager of SEI            None.
(08/22/63)                (since 2008)              Investments since 2005. Vice President of Old Mutual
                                                    Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie           Vice President            Director of Client Service at SEI since 2004.            None.
(03/13/65)                (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that:
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income distributions.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008, and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------------------------- -----------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
FUND
---------------------------------------------- -----------------------------------------------------------------------------------
---------------------------------------------- ------------------------- ------------------------------ --------------------------
                                                         2007                        2008                         2009
---------------------------------------------- ------------------------- ------------------------------ --------------------------
---------------------------------------------- ------------------------- ------------------------------ --------------------------
Haverford Quality Growth Stock Fund                     $4,732
                                                                                    $10,226                        $XX
---------------------------------------------- ------------------------- ------------------------------ --------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2008, the Fund paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2009 the Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2008 and 2009, the Fund's portfolio turnover rates were as follows:

---------------------------------------------------- -------------------------------------------------------------------------------
                                                                                PORTFOLIO TURNOVER RATES
FUND
---------------------------------------------------- -------------------------------------------------------------------------------
---------------------------------------------------- ----------------------------------------- -------------------------------------
                                                                       2008                                    2009
---------------------------------------------------- ----------------------------------------- -------------------------------------
---------------------------------------------------- ----------------------------------------- -------------------------------------
Haverford Quality Growth Stock Fund                                    30%                                     XX%
---------------------------------------------------- ----------------------------------------- -------------------------------------


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarter is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holding reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-301-7212. These reports are also available, free of charge, on the Adviser's website at www.haverfordfunds.com.

In addition, the Adviser's website also provides information about the Fund's ten largest portfolio holdings, as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information is provided at the end of each calendar quarter generally within two days of the quarter end. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than within 10 days of each calendar quarter end to ratings agencies, consultants and other qualified financial professionals or individuals. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 (each a "Code of Ethics" and together the "Codes of Ethics"). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.

The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.

SHAREHOLDER/ADDRESS           NUMBER OF SHARES                             %
-------------------           ----------------                             -
XX                            XX                                           XX

                       APPENDIX A - DESCRIPTION OF RATINGS



The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

                  - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


                          HAVERFORD FINANCIAL SERVICES

                               PROXY VOTING POLICY

Haverford Financial Services (HFS) considers the power to vote on proposals presented to shareholders through the proxy solicitation process to be an integral part of an investment manager's responsibility. HFS recognizes that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset.

To ensure that proxy voting responsibilities are managed effectively, HFS has established a Proxy Voting Committee and partnered RiskMetrics Group ("RMG"), to assist in the proxy voting process.

The Proxy Voting Committee includes, at a minimum, one or more members of the Investment Selection Committee and the Compliance Officer. The mission of the Committee is to: (1) Adopt and Maintain the Proxy Voting Policy that ensures voting is consistently and solely in the best economic interests of the client;
(2) Monitor the proxy voting service provider, RMG for independence, vote recommendations and record keeping; (3) Determine and record circumstances whereby HFS votes contrary to the RMG vote recommendation; and (4) Identify and resolve conflicts of interest and determine their materiality.

RMG is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers; plan sponsors, custodians, consultants, and other institutional investors. The services provided to HFS by RMG include in-depth research, voting recommendations (although HFS is not obligated to follow such recommendations), vote execution, and record keeping. RMG also assists HFS in fulfilling its reporting and record keeping obligations required by applicable law.

The RMG Proxy Voting Guidelines and their amendments, which have been adopted by HFS, are attached hereto as Appendix A and Appendix B.

As a standard default, HFS votes along with the independent recommendation of RMG. Should HFS make modifications to the RMG recommended vote, screening is performed to ensure that there are no conflicts of interest. As part of this process, the Committee considers the facts and circumstances surrounding both Business and Personal Relationships between and among the officers and Clients of HFS to determine their materiality.

If an issuer is a client of HFS that accounts for than 5% of HFS's annual revenue, such relationship will be deemed to raise material conflicts of interest with respect to such issuer's proxies. Holdings by officers of HFS in securities of an issuer of less than 2% of such issuer's outstanding securities will not be considered as a material conflict of interest. Personal holdings above 5% will be evaluated on a case-by-case basis. If an executive officer or director of an issuer is closely related to an officer of HFS, such relationship will be evaluated, but will typically be considered a conflict.

In the case of a material conflict of interest, the Committee is mandated to vote along with the vote recommendation of RMG, as an independent third party.

HFS shall maintain all records required by applicable law, including the Policy Guidelines and amendments thereto, written materials relating to vote recommendations differing from that of our third party provider, and proxy vote results.

Upon request, clients can obtain proxy voting records, and more information on the proxy voting policies and procedures. Requests for proxy votes should be directed to our toll free number: 1-888-995-5995.

                       STATEMENT OF ADDITIONAL INFORMATION

                              HGK EQUITY VALUE FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2010
                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the HGK Equity Value Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectuses. The financial statements and notes thereto and the report of Ernst & Young LLP thereon, with respect to the Fund, are contained in the 2009 Annual Report to Shareholders and are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or by calling the Funds at 1-877-DIAL-HGK (1-877-342-5445).

                                TABLE OF CONTENTS
THE TRUST..............................................................S-X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES........S-X
DESCRIPTION OF PERMITTED INVESTMENTS...................................S-X
INVESTMENT LIMITATIONS.................................................S-X
THE ADVISER............................................................S-X
PORTFOLIO MANAGERS.....................................................S-X
THE ADMINISTRATOR......................................................S-X
THE DISTRIBUTOR........................................................S-X
PAYMENTS TO FINANCIAL INTERMEDIARIES...................................S-X
THE TRANSFER AGENT.....................................................S-X
THE CUSTODIAN..........................................................S-X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................S-X
LEGAL COUNSEL..........................................................S-X
TRUSTEES AND OFFICERS OF THE TRUST.....................................S-X
PURCHASING AND REDEEMING SHARES........................................S-X
DETERMINATION OF NET ASSET VALUE.......................................S-X
TAXES..................................................................S-X
FUND TRANSACTIONS......................................................S-X
PORTFOLIO HOLDINGS.....................................................S-X
DESCRIPTION OF SHARES..................................................S-X
SHAREHOLDER LIABILITY..................................................S-X
LIMITATION OF TRUSTEES' LIABILITY......................................S-X
PROXY VOTING...........................................................S-X
CODES OF ETHICS........................................................S-X
5% AND 25% SHAREHOLDERS................................................S-X
APPENDIX A - DESCRIPTION OF RATINGS....................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES......................B-1

March 1, 2010                                                    HGK-SX-XXX-XXXX

THE TRUST

GENERAL. The Fund is series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the Fund's prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

HGK EQUITY VALUE FUND. The HGK Equity Value Fund (the "Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund will invest (under normal market conditions) in common stocks and other equity securities of established U.S. companies with large market capitalization (in excess of $5 billion) that the investment adviser, HGK Asset Management, Inc. ("HGK" or the "Adviser") believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; and U.S. dollar denominated equity securities (including American Depository Receipts ("ADRs") and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies). Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.

Although the Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%. If the Fund invests in this manner, it may not achieve its investment objective.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund's permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

RESTRICTED AND ILLIQUID SECURITIES. While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SHORT SALES AGAINST THE BOX. The Fund may engage in short sales "against the box." The Fund sells short "against the box" if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. The Fund may sell short "against the box" when the Fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against the box" is a taxable transaction to the Fund with respect to the securities that are sold short. Short sales against the box are not considered short sales for purposes of the Fund's fundamental limitation. See "Investment Limitations," described below.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES OF FOREIGN ISSUERS. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board without shareholder approval:

1. The Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Except where otherwise noted, the foregoing percentages, and all other percentage-based policies, will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. HGK Asset Management Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. HGK was incorporated in 1983 by three principals, Jeffrey T. Harris, Warren A. Greenhouse and Joseph E. Kutzel. The principal business address of the Adviser is Newport Tower, 525 Washington Boulevard, Jersey City, New Jersey, 07310. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of December 31, 2009, HGK's total assets under management were approximately $XX billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated August 15, 1994 (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Agreement.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding to an annual rate of not more than 1.50% of the Fund's average daily net assets until March 1, 2011. The Adviser may renew the contractual fee waivers for subsequent periods. In addition, to the extent the Fund purchases securities of open-end investment companies, the Adviser will reduce its advisory fee on that portion of the Fund's assets invested in such securities. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Adviser the following advisory fees:

------------------------- ---------------------------------- ----------------------------------- -----------------------------------
FUND                            CONTRACTUAL FEES PAID          FEES WAIVED BY THE ADVISER(1)        TOTAL FEES PAID (AFTER WAIVERS)
------------------------- ---------------------------------- ----------------------------------- -----------------------------------
------------------------- ------------ ------------ -------- ------------ ------------ --------- ------------------- --------- -----
                             2007         2008       2009       2007         2008        2009           2007           2008     2009
------------------------- ------------ ------------ -------- ------------ ------------ --------- ------------------- --------- -----
------------------------- ------------ ------------ -------- ------------ ------------ --------- ------------------- --------- -----
Equity Value Fund          $150,336     $122,205      $XX     $150,336     $122,205      $XX             $0             $0      $XX
------------------------- ------------ ------------ -------- ------------ ------------ --------- ------------------- --------- -----

(1) For the fiscal years ended October 31, 2007, 2008 and 2009 the Adviser additionally reimbursed fees of $99,349, $133,689 and $XX, respectively, to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates each portfolio manager for his management of the Fund. The portfolio managers' compensation consists of a salary and discretionary bonus. Michael Pendergast is a member of the Adviser's Board of Directors. Due to his management role, Mr. Pendergast's compensation is tied to the overall profitability of the Adviser. Mr. Carlson's compensation is based upon the overall success of the Adviser's Midcap Value product, of which the Fund is a part.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------- ----------------------------------------------------------------------------
                           NAME                                                DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------- ----------------------------------------------------------------------------
--------------------------------------------------- ----------------------------------------------------------------------------
Michael Pendergast                                                                        $XX-$XX
--------------------------------------------------- ----------------------------------------------------------------------------
--------------------------------------------------- ----------------------------------------------------------------------------
Paul B. Carlson                                                                           $XX-$XX
--------------------------------------------------- ----------------------------------------------------------------------------

(1) Valuation date is December 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2009.

--------------------------- --------------------------------- --------------------------------- ------------------------------------
           NAME             REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES             OTHER ACCOUNTS
--------------------------- --------------------------------- --------------------------------- ------------------------------------
--------------------------- --------------- ----------------- -------------- ------------------ ----------------- ------------------
                              NUMBER OF       TOTAL ASSETS      NUMBER OF      TOTAL ASSETS        NUMBER OF         TOTAL ASSETS
                               ACCOUNTS      (IN MILLIONS)      ACCOUNTS       (IN MILLIONS)        ACCOUNTS        (IN MILLIONS)
--------------------------- --------------- ----------------- -------------- ------------------ ----------------- ------------------
--------------------------- --------------- ----------------- -------------- ------------------ ----------------- ------------------
Michael Pendergast                XX               XX              XX               XX                 XX                 XX
--------------------------- --------------- ----------------- -------------- ------------------ ----------------- ------------------
--------------------------- --------------- ----------------- -------------- ------------------ ----------------- ------------------
Paul B. Carlson                   XX               XX              XX               XX                 XX                 XX
--------------------------- --------------- ----------------- -------------- ------------------ ----------------- ------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 and September 1, 2005 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the first $250 million of assets, 0.14% of the next $250 million of assets, 0.10% on assets over $500 million, and a minimum of $125,000 per Fund and $15,000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Administrator the following fees:

--------------------------- -------------------------------------------------------------------------------------------------------
           FUND                                                    ADMINISTRATION FEES PAID
--------------------------- -------------------------------------------------------------------------------------------------------
--------------------------- ------------------------------- ------------------------------------- ---------------------------------
                                         2007                               2008                                2009
--------------------------- ------------------------------- ------------------------------------- ---------------------------------
--------------------------- ------------------------------- ------------------------------------- ---------------------------------
Equity Value Fund                      $125,002                           $125,344                              $XX
--------------------------- ------------------------------- ------------------------------------- ---------------------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal address of the Distributor is One Freedom Valley Drive, Oaks, PA 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Plan provides that the shares of the Fund will pay the Distributor a fee of 0.25% of the average daily net assets of the shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the

Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the Distributor the following fees pursuant to the Plan:

---------------------------- ------------------------------------------------------ -----------------------------------------------
           FUND                                 12B-1 FEES PAID                         12B-1 FEES RETAINED BY THE DISTRIBUTOR
---------------------------- ------------------------------------------------------ -----------------------------------------------
---------------------------- -------------- ------------------ -------------------- -------------- ----------------- --------------
                                 2007             2008                2009              2007             2008            2009
---------------------------- -------------- ------------------ -------------------- -------------- ----------------- --------------
---------------------------- -------------- ------------------ -------------------- -------------- ----------------- --------------
Equity Value Fund               $41,760          $33,946               $XX               $0               $0              $XX
---------------------------- -------------- ------------------ -------------------- -------------- ----------------- --------------

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------


1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------
        NAME                      DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
                                           (FUND)(1)                               (ALL FUNDS IN THE COMPLEX)(1), (2)
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------

(1) Valuation date is December 31, 2009.

(2) The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       NAME         AGGREGATE COMPENSATION      PENSION OR RETIREMENT        ESTIMATED ANNUAL     TOTAL COMPENSATION FROM THE TRUST
                    BENEFITS ACCRUED AS PART OF BENEFITS UPON
                                                    FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

1        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson       President                 Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                (since 2008)              President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson            Treasurer, Controller     Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                and Chief Financial       2005. Manager, SEI Investments, Fund Accounting from
                          Officer                   April 1995 to February 1998 and November 1998 to July
                          (since 2005)              2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery             Chief Compliance          Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                Officer                   Fund, LP and SEI Alpha Strategy Portfolios, LP since
                          (since 2006)              June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead              Vice President and        Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                Assistant Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                          (since 2007)              Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto          Vice President and        General Counsel and Secretary of SIMC and the            None.
(03/28/68)                Assistant Secretary       Administrator since 2004.  Vice President of SIMC and
                          (since 1999)              the Administrator since 1999.  Vice President and
                                                    Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye              Vice President            Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                          (since 2004)              from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo              Vice President            Counsel at SEI Investments since 2007. Associate         None.
(04/29/73)                and Secretary             Counsel at ICMA-RC from 2004 to 2007.  Assistant
                          (since 2007)              Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker          AML Officer               Compliance Officer and Product Manager of SEI            None.
(08/22/63)                (since 2008)              Investments since 2005. Vice President of Old Mutual
                           Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie           Vice President            Director of Client Service at SEI since 2004.            None.
(03/13/65)                (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has not certified to that Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities both listed and over-the-counter are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------- --------------------------------------------------------------------------------------------------------
           FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------- --------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------- -------------------------------------- -----------------------------------
                                        2007                              2008                                  2009
--------------------------- ----------------------------- -------------------------------------- -----------------------------------
--------------------------- ----------------------------- -------------------------------------- -----------------------------------
Equity Value Fund                     $20,954                            $16,259                                 $XX
--------------------------- ----------------------------- -------------------------------------- -----------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-------------------------------- --------------------------------------------- -----------------------------------------------------
             FUND                      TOTAL DOLLAR AMOUNT OF BROKERAGE            TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                      COMMISSIONS FOR RESEARCH SERVICES             BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
-------------------------------- --------------------------------------------- -----------------------------------------------------
-------------------------------- --------------------------------------------- -----------------------------------------------------
Equity Value Fund                                    $XX                                                $XX
-------------------------------- --------------------------------------------- -----------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay brokerage commissions to affiliated brokers.]
[PLEASE CONFIRM]

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. [As of October 31, 2009, the Fund held equity securities of Bank of New York valued at $XX, equity securities of Citigroup valued at $XX, equity securities of JP Morgan Chase valued at $XX, and equity securities of Morgan Stanley valued at $XX. [TO BE CONFIRMED]

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates were 45% and XX%, respectively.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-877-342-5445.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the

Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Fund for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-877-DIAL-HGK (342-5445); and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund.

Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

HGK EQUITY VALUE FUND

Shareholder             Number of Shares                    %
-----------             ----------------                    -

                       APPENDIX A - DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                           HGK ASSET MANAGEMENT, INC.

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that the adviser votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

HGK utilizes the services of an outside proxy firm, Egan-Jones Proxy Service, to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. HGK defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

PROXY VOTING PROCESS:

When a new account is opened where HGK is responsible for voting proxies, a letter is sent to the custodian informing them that Egan-Jones Proxy Service will act as our proxy voting agent for that account. HGK notifies Egan-Jones Proxy Service and sends a monthly holdings file on each account which is uploaded into Egan-Jones Proxy Service's proprietary software.

Egan-Jones Proxy Service is responsible for: notifying HGK in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast. The compliance officer at HGK is responsible for: maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager staff on how to vote; and for determining when a potential conflict of interest exists (see below section). The operations department is responsible for: setting up new accounts; determining which accounts HGK has proxy voting responsibilities for; maintaining documents created that were material to the voting decision; maintaining records of all communications received from clients requesting information on how their proxies were voted and HGK's responses; notifying clients how they can obtain voting records and polices and procedures; and when effective, for implementing appropriate mutual fund proxy voting disclosures.

RESOLVING POTENTIAL CONFLICTS OF INTEREST:

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

   o Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

   o Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;
   o Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser's potential conflict so that the client can make an informed decision whether or not to consent.

                       STATEMENT OF ADDITIONAL INFORMATION

                           ICM SMALL COMPANY PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                     INVESTMENT COUNSELORS OF MARYLAND, LLC

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the ICM Small Company Portfolio (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the Fund's prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2009, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2009 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9000 or by calling the Fund at 1-866-234-5426.

                                TABLE OF CONTENTS
THE TRUST....................................................................S-X
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-X
INVESTMENT POLICIES OF THE FUND..............................................S-X
INVESTMENT ADVISORY AND OTHER SERVICES.......................................S-X
PORTFOLIO MANAGERS...........................................................S-X
THE ADMINISTRATOR............................................................S-X
THE DISTRIBUTOR..............................................................S-X
PAYMENTS TO FINANCIAL INTERMEDIARIES.........................................S-X
TRANSFER AGENT...............................................................S-X
CUSTODIAN....................................................................S-X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................S-X
LEGAL COUNSEL................................................................S-X
TRUSTEES AND OFFICERS OF THE TRUST...........................................S-X
PURCHASING AND REDEEMING SHARES..............................................S-X
DETERMINATION OF NET ASSET VALUE.............................................S-X
TAXES........................................................................S-X
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................S-X
PORTFOLIO HOLDINGS...........................................................S-X
DESCRIPTION OF SHARES........................................................S-X
SHAREHOLDER LIABILITY........................................................S-X
LIMITATION OF TRUSTEES' LIABILITY............................................S-X
PROXY VOTING.................................................................S-X
CODES OF ETHICS..............................................................S-X
5% AND 25% SHAREHOLDERS......................................................S-X
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2010                                                    ICM-SX-XXX-XXXX

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust is authorized to offer shares of the Fund in Institutional Class Shares. The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUND. The ICM Small Company Portfolio is the successor to the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund's date of inception was April 19, 1989. The Predecessor Fund dissolved and reorganized into the ICM Small Company Portfolio on June 24, 2002. Substantially, all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following information supplements, and should be read in conjunction with, the prospectus.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

    o  payments of interest and principal are more frequent (usually monthly);
       and

    o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

    o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

    o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o   INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o   PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o   EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o   CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

PURCHASING PUT AND CALL OPTIONS


When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o  Allowing it to expire and losing its entire premium;

    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

    o  Closing it out in the secondary market at its current price.

o   SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.


The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

    o  Entering into a short position in the underlying security;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o  Maintaining the entire exercise price in liquid securities.

OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o   COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o  Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o   EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o   INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

    o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o  have to purchase or sell the instrument underlying the contract;

    o  not be able to hedge its investments; and

    o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o the facilities of the exchange may not be adequate to handle current trading volume;

    o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o  actual and anticipated changes in interest rates;

    o  fiscal and monetary policies; and

    o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

    o The Fund can invest directly in foreign securities denominated in a foreign currency;

    o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o  The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the United States;

    o  have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

    o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o  Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o  Offer less protection of property rights than more developed countries;
       and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANY SHARES
The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED AND ILLIQUID SECURITIES.

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

    o  Take advantage of an anticipated decline in prices.

    o  Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

    o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

    o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

    o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.
The Fund will not:

    o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

    o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

    o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

    o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

    o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

    o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and
       (3) that the Fund may purchase securities secured by real estate or interests therein.

    o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

    o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval.

The Fund may:

    o not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or
       (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

    o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

    o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

    o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

    o  invest in the securities of foreign issuers.

    o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

    o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

    o  write covered call options and may buy and sell put and call options.

    o  enter into repurchase agreements.

    o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

    o  sell securities short and engage in short sales "against the box."

    o  enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in companies with small market capitalizations at the time of initial purchase, without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2009, the Adviser had approximately $XX billion in assets under management. The Adviser and its predecessor, Investment Counselors of Maryland, Inc. (the "Former Adviser"), have provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estates and other institutions and individuals since 1972. The Adviser is owned in part by the Former Adviser and ICM Management LLC, a company wholly-owned by seven officers of the Adviser. Old Mutual (US) Holdings Inc. ("Old Mutual US") through its ownership of the Former Adviser retains an ownership interest in the Adviser.

Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the Advisors' Inner Circle Funds Complex. Old Mutual US is a subsidiary of OM Group (UK) Limited which is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Adviser the following advisory fees:

------------------------------------ ----------------------------------------------------------------------------------------
                                                                           FEES PAID
------------------------------------ ----------------------------------------------------------------------------------------
------------------------------------ ---------------------------- ----------------------------- -----------------------------
             FUND                              2007                         2008                          2009
------------------------------------ ---------------------------- ----------------------------- -----------------------------
------------------------------------ ---------------------------- ----------------------------- -----------------------------
ICM Small Company Portfolio                 $11,519,690                   $10,242,796                       $XX
------------------------------------ ---------------------------- ----------------------------- -----------------------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Fund is managed by a team of portfolio managers who are each responsible for researching investment opportunities for the Fund. Each team member also manages separately managed accounts that share the same investment objective as the Fund and are managed in tandem with the Fund.

Each team member receives an annual salary and discretionary cash bonus from the Adviser. The portfolio managers' compensation is not linked to the Fund's or separate accounts' performance. Instead, bonuses are determined based on the Adviser's overall profitability, which may relate to the Fund and/or separate accounts' asset levels, as well as other factors. These factors may include a team member's investment ideas and strategies, and overall contribution to the success of the Adviser and its investment products. In addition to salary and bonuses, four of the Fund's team members (Mssrs. Heaphy, Wooten, Merwitz and Jacapraro), are members of ICM Management LLC, which owns a portion of the Adviser. Through these interests, Mssrs. Heaphy, Wooten, Merwitz and Jacapraro also receive a 1/7 interest of the Adviser's income distributions to ICM Management LLC.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

------------------------------------------ -------------------------------------------------------
Name                                                    Dollar Range of Fund Shares(1)
------------------------------------------ -------------------------------------------------------
------------------------------------------ -------------------------------------------------------
WILLIAM V. HEAPHY                                           $100,001-$500,000
------------------------------------------ -------------------------------------------------------
------------------------------------------ -------------------------------------------------------
SIMEON F. WOOTEN, III                                       $100,001-$500,000
------------------------------------------ -------------------------------------------------------
------------------------------------------ -------------------------------------------------------
GARY J. MERWITZ                                              $10,001-$50,000
------------------------------------------ -------------------------------------------------------
------------------------------------------ -------------------------------------------------------
ROBERT F. JACAPRARO                                          $10,001-$50,000
------------------------------------------ -------------------------------------------------------

(1) Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that one of the accounts listed below is subject to a performance-based advisory fee. The information below is provided as of October 31, 2009.

---------------------- ------------------------------- --------------------------------- -----------------------------------------
                          REGISTERED INVESTMENT
                                 COMPANIES              OTHER POOLED INVESTMENT VEHICLES               OTHER ACCOUNTS
---------------------- ------------------------------- --------------------------------- -----------------------------------------
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
                          NUMBER OF                         NUMBER OF                        NUMBER OF
       NAME                ACCOUNTS      TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS     ACCOUNTS(1)          TOTAL ASSETS
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
William V. Heaphy             1         $1.2 billion         None             None              6               $539 million
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
Simeon F. Wooten, III         1         $1.2 billion         None             None              6               $539 million
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
Robert F. Jacapraro           1         $1.2 billion         None             None              6               $539 million
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------
Gary J. Merwitz               1         $1.2 billion         None             None              6               $539 million
---------------------- ---------------- -------------- ------------------ -------------- ----------------- -----------------------

(1) Includes one account with assets under management of $352 million that is subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separately managed small cap portfolios (the "Small Cap Portfolios"). The Small Cap Portfolios have the same investment objective as the Fund and are managed in tandem with the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002, and as amended (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio's average daily net assets. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following administration fees:

----------------------------------- --------------------------------------------------------------------------------------
                                                                   ADMINISTRATION FEES PAID
----------------------------------- --------------------------------------------------------------------------------------
----------------------------------- ------------------------------ ---------------------------- --------------------------
          FUND                                 2007                          2008                          2009
----------------------------------- ------------------------------ ---------------------------- --------------------------
----------------------------------- ------------------------------ ---------------------------- --------------------------
ICM Small Company Portfolio                  $983,271                      $910,452                        $XX
----------------------------------- ------------------------------ ---------------------------- --------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 12, 2002, as amended ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank of California, National Association, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey, and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------
                                DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
        NAME                             (FUND)(1)                                (ALL FUNDS IN THE COMPLEX)(1,2)
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------

(1) Valuation date is December 31, 2009.
(2) The Trust is the only investment company in the "The Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
                                                 PENSION OR RETIREMENT        ESTIMATED ANNUAL
                                              BENEFITS ACCRUED AS PART OF      BENEFITS UPON      TOTAL COMPENSATION FROM THE TRUST
        NAME        AGGREGATE COMPENSATION           FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

1   The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ ------------------------- ----------------------------------------------------- ------------------------
       NAME AND          POSITION WITH TRUST AND                                                           OTHER DIRECTORSHIPS
     DATE OF BIRTH            LENGTH OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                   HELD
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Philip T. Masterson      President                 Managing Director of SEI Investments since 2006.      None.
(03/12/64)               (since 2008)              Vice President and Assistant Secretary of the
                                                   Administrator from 2004 to 2006.  General Counsel
                                                   of Citco Mutual Fund Services from 2003 to 2004.
                                                   Vice President and Associate Counsel for the
                                                   Oppenheimer Funds from 2001 to 2003.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Michael Lawson           Treasurer, Controller     Director, SEI Investments, Fund Accounting since      None.
(10/08/60)               and Chief Financial       July 2005. Manager, SEI Investments, Fund
                         Officer                   Accounting from April 1995 to February 1998 and
                         (since 2005)              November 1998 to July 2005.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Russell Emery            Chief Compliance          Chief Compliance Officer of SEI Structured Credit     None.
(12/18/62)               Officer                   Fund, LP and SEI Alpha Strategy Portfolios, LP
                         (since 2006)              since June 2007. Chief Compliance Officer of SEI
                                                   Opportunity Fund, L.P., SEI Institutional Managed
                                                   Trust, SEI Asset Allocation Trust, SEI
                                                   Institutional International Trust, SEI
                                                   Institutional Investments Trust, SEI Daily Income
                                                   Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                                   Trust since March 2006. Director of Investment
                                                   Product Management and Development, SEI
                                                   Investments, since February 2003; Senior Investment
                                                   Analyst - Equity Team, SEI Investments, from March
                                                   2000 to February 2003.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Carolyn Mead             Vice President and        Counsel at SEI Investments since 2007. Associate at   None.
(07/08/57)               Assistant Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                         (since 2007)              Counsel at ING Variable Annuities from 1999 to 2002.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------

------------------------ ------------------------- ----------------------------------------------------- ------------------------
       NAME AND          POSITION WITH TRUST AND                                                           OTHER DIRECTORSHIPS
     DATE OF BIRTH            LENGTH OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                   HELD
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Timothy D. Barto         Vice President and        General Counsel and Secretary of SIMC and the         None.
(03/28/68)               Assistant Secretary       Administrator since 2004.  Vice President of SIMC
                         (since 1999)              and the Administrator since 1999.  Vice President
                                                   and Assistant Secretary of SEI Investments since
                                                   2001.  Assistant Secretary of SIMC, the
                                                   Administrator and the Distributor, and Vice
                                                   President of the Distributor from 1999 to 2003.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
James Ndiaye             Vice President            Vice President and Assistant Secretary of SIMC        None.
(09/11/68)               and Assistant Secretary   since 2005.  Vice President at Deutsche Asset
                         (since 2004)              Management from 2003 to 2004.  Associate at Morgan,
                                                   Lewis & Bockius LLP from 2000 to 2003.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Joseph Gallo             Vice President            Counsel at SEI Investments since 2007. Associate      None.
(04/29/73)               and Secretary             Counsel at ICMA-RC from 2004 to 2007.  Assistant
                         (since 2007)              Secretary of The VantageTrust Company in 2007.
                                                   Assistant Secretary of The Vantagepoint Funds from
                                                   2006 to 2007.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Andrew S. Decker         AML Officer               Compliance Officer and Product Manager of SEI         None.
(08/22/63)               (since 2008)              Investments since 2005. Vice President of Old
                                                   Mutual Capital from 2000 to 2005.
------------------------ ------------------------- ----------------------------------------------------- ------------------------
------------------------ ------------------------- ----------------------------------------------------- ------------------------
Michael Beattie          Vice President            Director of Client Service at SEI since 2004.         None.
(03/13/65)               (since 2009)
------------------------ ------------------------- ----------------------------------------------------- ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------- ---------------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
----------------------------------- ---------------------------------------------------------------------------------------
----------------------------------- ----------------------------- --------------------------- -----------------------------
           FUND                                   2007                         2008                         2009
----------------------------------- ----------------------------- --------------------------- -----------------------------
----------------------------------- ----------------------------- --------------------------- -----------------------------
ICM Small Company Portfolio                   $1,771,401                   $1,735,464                   $1,687,270
----------------------------------- ----------------------------- --------------------------- -----------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------- -------------------------------------------- ----------------------------------------------
                                            TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
           FUND                            COMMISSIONS FOR RESEARCH SERVICES        BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
------------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------------- -------------------------------------------- ----------------------------------------------
ICM Small Company Portfolio                             $316,006                                    $117,624,031
------------------------------------- -------------------------------------------- ----------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2009, the Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:

-------------------------------------- ------------------------------------------------------------------
                                                            PORTFOLIO TURNOVER RATES
-------------------------------------- -------------------------------------------------------------------
-------------------------------------- ------------------------------- -----------------------------------
            FUND                                  2008                                 2009
-------------------------------------- ------------------------------- -----------------------------------
-------------------------------------- ------------------------------- -----------------------------------
ICM Small Company Portfolio                        29%                                  XX%
-------------------------------------- ------------------------------- -----------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund's complete schedule of investments following the 2nd and 4th fiscal quarters, is available in the Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-234-5426. These reports are also available, free of charge, on the ICM Portfolio's website at www.icomd.com.

The Adviser's website also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 days of the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. The Fund believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

ICM SMALL COMPANY PORTFOLIO

SHAREHOLDER                                 NUMBER OF SHARES              %
-----------                                 ----------------              -

                       APPENDIX A - DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c        This is the lowest rated class of preferred or preference stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           o  Leading market positions in well-established industries.

           o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC AND C
              Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preffered stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardised.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


SHORT-TERM ISSUE CREDIT RATINGS

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardised.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

    AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. `BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category

SPECULATIVE GRADE

    BB:   Speculative.

              `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B:    Highly speculative.

          o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

    CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

    CC: For issuers and performing obligations, default of some kind appears probable.

          o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of `R4' (average) or `R5' (below average).

    Grade C: For issuers and performing obligations, default is imminent.

          o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

    RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

    D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

          o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

          o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

          o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative

Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term `put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

`PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES



                     INVESTMENT COUNSELORS OF MARYLAND, LLC

                        PROXY VOTING POLICY AND PROCEDURE


Investment Counselors of Maryland, LLC (ICM) as Adviser to the ICM Small Company Portfolio assumes a fiduciary responsibility to vote proxies in the best interest of the shareholders of the Portfolio. So that it may fulfill these fiduciary responsibilities to the Portfolio and its shareholders, ICM has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of the Portfolio and its shareholders.

PROXY VOTING GUIDELINES AND POLICIES


ICM acknowledges it has a duty of care that requires it to monitor corporate events and vote proxies of the companies held in the Portfolio. ICM has determined that the best and most efficient way to exercise this duty is to engage the services of a third party proxy advisory and voting service. To that effect, ICM has engaged the ISS Governance Services division of RiskMetrics Group (RMG), a leading company in this field, to provide research on proxy issues and to recommend how ICM should vote on the specific issues contained in the proxies for the companies held in the Portfolio.

ICM has determined that RiskMetrics Group's Proxy Voting Policies and Guidelines represent a very reasoned approach to the primary goal of enhancing long-term shareholder value and ensuring, as best as possible, that the companies owned by the Portfolio are adhering to leading corporate governance practices. In light of this determination, ICM has adopted these policies and guidelines as its own, and a copy of these policies and guidelines is attached.

These policies and guidelines are not rigid policy positions and most issues are decided on a case-by-case basis. ICM's experience with RMG's advisory service has demonstrated to ICM that RMG's recommendations are consistent and well reasoned.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of the Portfolio and its shareholders conflicts with ICM's interests. Conflicts of interest generally include (i) business relationships where ICM has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of ICM has a family member or other personal relationship who is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If ICM learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Proxy Committee that identifies; (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that ICM makes proxy voting decisions based on the best interest of the Portfolio and its shareholders. If ICM determines that a material conflict of interest exists, ICM will disclose the conflict to the Board of Directors (the Board) of the Advisors' Inner Circle Fund or their appointed representatives and vote the proxy as directed by the Board or its representative. ICM also recognizes that RiskMetrics Group itself may encounter potential conflicts of interest which would preclude RMG from issuing vote recommendations and voting the Portfolio's proxies. In those very rare cases, ICM would instruct RMG how to vote those particular proxies.

ICM believes that by consistently applying our voting policies and guidelines and by informing the Portfolio's shareholders and the managements of companies owned by the Portfolio of those policies, potential conflicts of interest can be minimized.

VOTING PROCESS


ICM has instructed the Portfolio's custodian to forward or have forwarded the Portfolio's proxy ballots to RMG for voting and record keeping purposes. The Portfolio will have a separate account at RMG so that RMG can identify the proxies being voted on behalf of the Portfolio. ISS is periodically informed of the securities held in the Portfolio so that RMG can match the proxy ballots with the Portfolio holdings.

      CONCISE SUMMARY OF INVESTMENT COUNSELORS OF MARYLAND, LLC 2007 PROXY
                                VOTING GUIDELINES
                EFFECTIVE FOR MEETINGS ON OR AFTER FEB. 1, 2008
                              UPDATED DEC. 21, 2007

1. AUDITORS

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

    o An auditor has a financial interest in or association with the company, and is therefore not independent;

    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

    o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    o  Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    o  The tenure of the audit firm;

    o  The length of rotation specified in the proposal;

    o  Any significant audit-related issues at the company;

    o  The number of audit committee meetings held each year;

    o  The number of financial experts serving on the committee; and

    o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote AGAINST or WITHHOLD from individual directors who:

    o Attend less than 75 percent of the board and committee meetings without a valid excuse;

    o  Sit on more than six public company boards;

    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    o The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

    o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

    o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

    o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

    o The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

    o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    o  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

    o The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

    o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

    o There is a negative correlation between the chief executive's pay and company performance;

    o The company reprices underwater options for stock, cash or other consideration without prior

    o  shareholder approval, even if allowed in their equity plan;

    o The company fails to submit one-time transfers of stock options to a shareholder vote;

    o The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

    o  The company has backdated options (see "Options Backdating" policy);

    o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

    o The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

    o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

       - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       -  serves as liaison between the chairman and the independent directors;

       -  approves information sent to the board;

       -  approves meeting agendas for the board;

       - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       -  has the authority to call meetings of the independent directors;

       - if requested by major shareholders, ensures that he is available for consultation and direct communication;

The company publicly discloses a comparison of the duties of its independent lead director and its

    o  chairman;

    o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

    o  Two-thirds independent board;

    o  All independent key committees;

    o  Established governance guidelines;

    o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

    o  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* THE INDUSTRY PEER GROUP USED FOR THIS EVALUATION IS THE AVERAGE OF THE 12 COMPANIES IN THE SAME SIX-DIGIT GICS GROUP THAT ARE CLOSEST IN REVENUE TO THE COMPANY. TO FAIL, THE COMPANY MUST UNDERPERFORM ITS INDEX AND INDUSTRY GROUP ON ALL FOUR MEASURES (ONE- AND THREE-YEAR ON INDUSTRY PEERS AND INDEX).

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

    o  The ownership threshold proposed in the resolution;

    o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    o Long-term financial performance of the target company relative to its industry;

    o  Management's track record;

    o  Background to the proxy contest;

    o  Qualifications of director nominees (both slates);

    o Strategic plan of dissident slate and quality of critique against management;

    o Likelihood that the proposed goals and objectives can be achieved (both slates);

    o  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    o The election of fewer than 50 percent of the directors to be elected is contested in the election;

    o  One or more of the dissident's candidates is elected;

    o  Shareholders are not permitted to cumulate their votes for directors; and

    o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. TAKEOVER DEFENSES

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    o  Shareholders have approved the adoption of the plan; or

    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    o  No lower than a 20 percent trigger, flip-in or flip-over;

    o  A term of no more than three years;

    o No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    o  The reasons for reincorporating;

    o  A comparison of the governance provisions;

    o  Comparative economic benefits; and

    o  A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    o  Rationale;

    o Good performance with respect to peers and index on a five-year total shareholder return basis;

    o  Absence of non-shareholder approved poison pill;

    o  Reasonable equity compensation burn rate;

    o  No non-shareholder approved pay plans; and

    o  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    o It is intended for financing purposes with minimal or no dilution to current shareholders;

    o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    o  The total cost of the company's equity plans is unreasonable;

    o The plan expressly permits the repricing of stock options without prior shareholder approval;

    o  There is a disconnect between CEO pay and the company's performance;

    o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

    o  The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

    o The following practices, while not exhaustive, are examples of poor compensation practices:

    o Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

    o Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

    o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

    o Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

    o New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

    o Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

       - Severance paid for a "performance termination," (i.e., due to the executive's failure to - perform job functions at the appropriate level);

       - Change-in-control payouts without loss of job or substantial diminution of job duties

       -  (single-triggered);

       - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

    o Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

    o Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

    o Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

    o  Vesting schedule or mandatory holding/deferral period:

       - A minimum vesting of three years for stock options or restricted stock; or

       -  Deferred stock payable at the end of a three-year deferral period.

    o  Mix between cash and equity:

       - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

       - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

       - No retirement/benefits and perquisites provided to non-employee directors; and

    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    o  Purchase price is at least 85 percent of fair market value;

    o  Offering period is 27 months or less; and

    o The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    o  Purchase price is less than 85 percent of fair market value; or

    o  Offering period is greater than 27 months; or

    o The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    o Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

    o  Length of time of options backdating;

    o  Size of restatement due to options backdating;

    o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

    o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

    o Rationale for the re-pricing--was the stock price decline beyond management's control?

    o  Is this a value-for-value exchange?

    o  Are surrendered stock options added back to the plan reserve?

    o Option vesting--does the new option vest immediately or is there a black-out period?

    o Term of the option--the term should remain the same as that of the replaced option;

    o  Exercise price--should be set at fair market or a premium to market;

    o  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

TRANSFER PROGRAMS OF STOCK OPTIONS

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    o Executive officers and non-employee directors are excluded from participating;

    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.

The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

    o  Eligibility;

    o  Vesting;

    o  Bid-price;

    o  Term of options;

    o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid. DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

    o Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

    o Delivers a majority of the plan's target long-term compensation through performance-vested, not

    o  simply time-vested, equity awards;

    o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

    o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

    o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

    o What aspects of the company's annual and long-term equity incentive programs are performancedriven?

    o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    o Can shareholders assess the correlation between pay and performance based on the current disclosure?

    o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

    o Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

    o Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

    o Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

    o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

    o  An executive may not trade in company stock outside the 10b5-1 Plan.

    o Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

    o  If the company has adopted a formal recoupment bonus policy; or

    o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    o  The triggering mechanism should be beyond the control of management;

    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

    o Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

    o Whether the company has adequately disclosed the financial risks of the lending products in question;

    o Whether the company has been subject to violations of lending laws or serious lending controversies;

    o  Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    o  The existing level of disclosure on pricing policies;

    o  Deviation from established industry pricing norms;

    o The company's existing initiatives to provide its products to needy consumers;

    o  Whether the proposal focuses on specific products or geographic regions.

PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

    o The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

    o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

    o The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

    o  Current regulations in the markets in which the company operates;

    o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    o  The current level of disclosure on this topic.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    o The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

    o The company's level of disclosure is comparable to or better than information provided by industry peers; and

    o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    o The company is in compliance with laws governing corporate political activities; and

    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                       STATEMENT OF ADDITIONAL INFORMATION

                              LSV VALUE EQUITY FUND
                       LSV CONSERVATIVE VALUE EQUITY FUND
                        LSV CONSERVATIVE CORE EQUITY FUND

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the LSV Value Equity Fund, the LSV Conservative Value Equity Fund and the LSV Conservative Core Equity Fund (each, a "Fund," and collectively, the "Funds"). This SAI is incorporated by reference and should be read in conjunction with each Fund's prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto with respect to each Fund are contained in the 2009 Annual Report to Shareholders and are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses free of charge by calling 1-888-FUND-LSV.

                                TABLE OF CONTENTS
THE TRUST....................................................................S-X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-X
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-X
INVESTMENT LIMITATIONS.......................................................S-X
THE ADVISER..................................................................S-X
PORTFOLIO MANAGERS...........................................................S-X
THE ADMINISTRATOR............................................................S-X
THE DISTRIBUTOR..............................................................S-X
PAYMENTS TO FINANCIAL INTERMEDIARIES.........................................S-X
THE TRANSFER AGENT...........................................................S-X
THE CUSTODIAN................................................................S-X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................S-X
LEGAL COUNSEL................................................................S-X
TRUSTEES AND OFFICERS OF THE TRUST...........................................S-X
PURCHASING AND REDEEMING SHARES..............................................S-X
DETERMINATION OF NET ASSET VALUE.............................................S-X
TAXES........................................................................S-X
FUND TRANSACTIONS............................................................S-X
PORTFOLIO HOLDINGS...........................................................S-X
DESCRIPTION OF SHARES........................................................S-X
SHAREHOLDER LIABILITY........................................................S-X
LIMITATION OF TRUSTEES' LIABILITY............................................S-X
PROXY VOTING.................................................................S-X
CODE OF ETHICS...............................................................S-X
5% AND 25% SHAREHOLDERS......................................................S-X
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2010                                                    LSV-SX-XXX-XXXX

THE TRUST

GENERAL. Each Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Each Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that a Fund will be able to achieve its investment objective. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, each Fund invests primarily in equity securities as described in the Prospectuses. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, each Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders. The Adviser manages each of the LSV Conservative Value Equity Fund and the LSV Conservative Core Equity Fund conservatively relative to its respective benchmark, the Russell 1000 Value Index and the S&P 500 Index, respectively.

Although each Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, a Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of a Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Funds' investment adviser, LSV Asset Management ("LSV" or the "Adviser"), determines are of comparable quality. Each Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, each Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by its stated investment policies.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a NRSRO, such as Standard & Poor's Ratings Service ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with financial institutions in order to increase their income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or their agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by each Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

EXCHANGE-TRADED FUNDS ("ETFS")

Each Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending their securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity

Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Funds purchase or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. To cover their positions, the Funds may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which each Fund may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.

The Funds may also cover their long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Funds may cover their short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Funds may cover their sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Funds may also cover their sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Funds may cover their sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by each Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase their market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking a Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations" in the SAI.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Funds may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As is consistent with a Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of each Fund, the following are fundamental policies of each Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

The LSV Value Equity Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.   Acquire more than 10% of the voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

The foregoing percentages apply at the time of the purchase of a security.

The LSV Conservative Value Equity Fund and LSV Conservative Core Equity Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Board without shareholder approval:

1. Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. Under normal circumstances, each Fund shall invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in commodities or real estate. The Funds' current investment policy is as follows: the Funds will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and
(ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER

GENERAL. LSV Asset Management is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV's general partners include officers and employees of LSV who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investment Company is the parent of SEI Funds, Inc. As of December 31, 2009, LSV had approximately $XX billion in assets under management. LSV's principal business address is 1 North Wacker Drive, Chicago, Illinois 60606.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 15, 1999 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the Advisory Agreement.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the LSV Value Equity Fund and at an annual rate of 0.38% of the average daily net assets of the LSV Conservative Value Equity Fund and the LSV Conservative Core Equity Fund. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. The Adviser has voluntarily agreed to reduce its fees and reimburse certain expenses of the LSV Conservative Value Equity Fund and the LSV Conservative Core Equity Fund to the extent necessary in order to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% of the average daily net assets of each Fund. The Adviser may discontinue all or part of its fee reductions or expense limitation reimbursements at any time.

For the fiscal periods ended October 31, 2007, 2008 and 2009, the Funds paid the Adviser the following advisory fees:

------------------ ---------------------------------------- -----------------------------------
                            CONTRACTUAL FEES PAID                 FEES WAIVED BY ADVISER
------------------ ---------------------------------------- -----------------------------------
------------------ ------------ ------------ -------------- ---------- ----------- ------------
FUND                   2007         2008          2009         2007        2008        2009
------------------ ------------ ------------ -------------- ---------- ----------- ------------
------------------ ------------ ------------ -------------- ---------- ----------- ------------
Value Equity Fund   $17,304,499  $13,284,313       $XX          $0          $0          $XX
------------------ ------------ ------------ -------------- ---------- ----------- ------------
------------------ ------------ ------------ -------------- ---------- ----------- ------------
Conservative Value
Equity Fund         $136,816(1)   $676,275         $XX      $90,503(1)   $260,344       $XX
------------------ ------------ ------------ -------------- ---------- ----------- ------------
------------------ ------------ ------------ -------------- ---------- ----------- ------------
Conservative Core
Equity Fund         $41,579(2)    $152,235         $XX      $41,012(2)   $117,497       $XX
------------------ ------------ ------------ -------------- ---------- ----------- ------------


------------------  --------------------------------------------
                          TOTAL FEES PAID (AFTER WAIVERS)
------------------  --------------------------------------------
------------------  --------------- -------------- -------------
FUND                      2007           2008           2009
------------------  --------------- -------------- -------------
------------------  --------------- -------------- -------------
Value Equity Fund     $17,304,499     $13,284,313       $XX
------------------  --------------- -------------- -------------
------------------  --------------- -------------- -------------
Conservative Value
Equity Fund            $46,313(1)      $415,931         $XX
------------------  --------------- -------------- -------------
------------------  --------------- -------------- -------------
Conservative Core
Equity Fund             $567(2)         $34,738         $XX
------------------  --------------- -------------- -------------

1  For the fiscal period from March 30, 2007 to October 31, 2007.
2  For the fiscal period from May 22, 2007 to October 31, 2007.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Messrs. Lakonishok, Vermeulen and Mansharamani have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is quantitative and driven by
(i) a proprietary computer model which ranks securities based on fundamental measures of value and indicators of recent improved performance and, (ii) a risk control process that controls for residual benchmark risk. Refinements to the model are made as suggested by advances in the Adviser's research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Funds at any time without notice.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of each Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of the Adviser and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

------------------------------ ------------------------------------------------------------------- ---------------------------------
                                                  DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF FUND
NAME                                                       (FUND) (1)                                   SHARES (ALL FUNDS) (1)
------------------------------ ------------------------------------------------------------------- ---------------------------------
------------------------------ ------------------------------------------------------------------- ---------------------------------
Josef Lakonishok                               Over $1,000,000 (Value Equity Fund)                          Over $1 million
                                              None (Conservative Value Equity Fund)
                                              None (Conservative Core Equity Fund)
------------------------------ ------------------------------------------------------------------- ---------------------------------
------------------------------ ------------------------------------------------------------------- ---------------------------------
                                                     None (Value Equity Fund)
Menno Vermeulen                               None (Conservative Value Equity Fund)                              None
                                              None (Conservative Core Equity Fund)
------------------------------ ------------------------------------------------------------------- ---------------------------------
------------------------------ ------------------------------------------------------------------- ---------------------------------
                                                    None (Value Equity Fund)
Puneet Mansharamani                           None (Conservative Value Equity Fund)                              None
                                              None (Conservative Core Equity Fund)
------------------------------ ------------------------------------------------------------------- ---------------------------------

(1) Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2009.

------------------------------ -------------------------------- --------------------------------- ----------------------------------
NAME                           REGISTERED INVESTMENT COMPANIES  OTHER POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS (1)
------------------------------ -------------------------------- --------------------------------- ----------------------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
                                NUMBER OF                         NUMBER OF                         NUMBER OF
                                ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
Josef Lakonishok                   26         $5,506,642,015        34         $9,964,977,378         448         $36,798,549,204
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
Menno Vermeulen                    26         $5,506,642,015        34         $9,964,977,378         448         $36,798,549,204
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
Puneet Mansharamani                26         $5,506,642,015        34         $9,964,977,378         448         $36,798,549,204
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------

(1) Includes 28 accounts with aggregated assets under management of $3.3 billion that are subject to performance-based advisory fees.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of each Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement for the Funds, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.07% of the first $1 billion of average daily net assets, 0.06% of the next $500 million of average daily net assets, 0.04% of the next $1.5 billion of average daily net assets, and 0.035% of average daily net assets over $3 billion. There is a minimum annual fee of $150,000 for the Funds and $25,000 per additional class. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

For the fiscal periods ended October 31, 2007, 2008 and 2009, the Funds paid the Administrator the following fees:

--------------------------------------- -----------------------------------------------------------------------------------------
                                                                        ADMINISTRATION FEES PAID
--------------------------------------- -----------------------------------------------------------------------------------------
--------------------------------------- --------------------------- --------------------------------- ---------------------------
FUND                                               2007                           2008                           2009
--------------------------------------- --------------------------- --------------------------------- ---------------------------
--------------------------------------- --------------------------- --------------------------------- ---------------------------
Value Equity Fund                               $1,642,500                     $1,333,503                        $XX
--------------------------------------- --------------------------- --------------------------------- ---------------------------
--------------------------------------- --------------------------- --------------------------------- ---------------------------
Conservative Value Equity Fund                  $18,586(1)                      $99,008                          $XX
--------------------------------------- --------------------------- --------------------------------- ---------------------------
--------------------------------------- --------------------------- --------------------------------- ---------------------------
Conservative Core Equity Fund                   $5,638(2)                       $22,193                          $XX
--------------------------------------- --------------------------- --------------------------------- ---------------------------

(1) For the fiscal period from March 30, 2007 to October 31, 2007. (2) For the fiscal period from May 22, 2007 to October 31, 2007.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments from its own resources and not from Fund assets to unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments are made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

Revenue sharing payments are based on the number of the intermediary's accounts holding shares of the Fund. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their reports with respect thereto, and are incorporated by reference in reliance on the authority of their reports as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's additional other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, an interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------
                                  DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
        NAME                               (FUND)(1)                                (ALL FUNDS IN THE COMPLEX)(1,2)
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------

(1) Valuation date is December 31, 2009.
(2) The Trust is the only investment company in "The Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
                                                PENSION OR RETIREMENT         ESTIMATED ANNUAL
                                             BENEFITS ACCRUED AS PART OF        BENEFITS UPON     TOTAL COMPENSATION FROM THE TRUST
       NAME         AGGREGATE COMPENSATION          FUND EXPENSES                RETIREMENT             AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

1  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson       President                 Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                (since 2008)              President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson            Treasurer, Controller     Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                and Chief Financial       2005. Manager, SEI Investments, Fund Accounting from
                          Officer                   April 1995 to February 1998 and November 1998 to July
                          (since 2005)              2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery             Chief Compliance          Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                Officer                   Fund, LP and SEI Alpha Strategy Portfolios, LP since
                          (since 2006)              June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead              Vice President and        Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                Assistant Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                          (since 2007)              Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto          Vice President and        General Counsel and Secretary of SIMC and the            None.
(03/28/68)                Assistant Secretary       Administrator since 2004.  Vice President of SIMC and
                          (since 1999)              the Administrator since 1999.  Vice President and
                                                    Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye              Vice President            Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                          (since 2004)              from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo              Vice President            Counsel for SEI Investments since 2007. Associate        None.
(04/29/73)                and Secretary             Counsel at ICMA-RC from 2004 to 2007.  Assistant
                          (since 2007)              Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker          AML Officer               Compliance Officer and Product Manager of SEI            None.
(08/22/63)                (since 2008)              Investments since 2005. Vice President of Old Mutual
                           Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie           Vice President            Director of Client Service at SEI since 2004.            None.
(03/13/65)                (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in each Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Funds intend to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Funds as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Funds must distribute annually to their shareholders at least 90% of each Fund's net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of each Fund's net tax exempt interest income, for each tax year, if any, to their shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Funds fail to qualify as a RIC for any year, all of their income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, their shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Funds to distribute at least 90% of their annual investment company income and does not require any minimum distribution of net capital gain, the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of each Fund's ordinary income for that year and 98% of each Fund's capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate each Funds investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

Each Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Funds' net capital gains will be taxable as long-term capital gains. The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income.

If the Funds' distributions exceed their taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Funds' total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Funds will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Funds will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Funds make the election, the Funds will report annually to their shareholders the respective amounts per share of the Funds' income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Funds are not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in GNMA or FNMA securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years periods October 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------- ----------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
----------------------------------------- ----------------------------------------------------------------------------------------
----------------------------------------- ----------------------------- --------------------------- ------------------------------
FUND                                                 2007                         2008                         2009
----------------------------------------- ----------------------------- --------------------------- ------------------------------
----------------------------------------- ----------------------------- --------------------------- ------------------------------
Value Equity Fund                                   $420,463                     $480,868                        $XX
----------------------------------------- ----------------------------- --------------------------- ------------------------------
----------------------------------------- ----------------------------- --------------------------- ------------------------------
Conservative Value Equity Fund                     $31,406(1)                    $54,892                         $XX
----------------------------------------- ----------------------------- --------------------------- ------------------------------
----------------------------------------- ----------------------------- --------------------------- ------------------------------
Conservative Core Equity Fund                       $7,207(2)                    $11,821                         $XX
----------------------------------------- ----------------------------- --------------------------- ------------------------------

(1) For the fiscal period from March 30, 2007 to October 31, 2007.
(2) For the fiscal period from May 22, 2007 to October 31, 2007.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Funds' Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2007, 2008 and 2009 for the LSV Value Equity Fund, for the fiscal period from March 30, 2007 to October 31, 2007 and fiscal years ended October 31, 2008 and 2009, for the LSV Conservative Value Equity Fund, and the fiscal period from May 22, 2007 to October 31, 2007 and fiscal years ended October 31, 2008 and 2009, for the LSV Conservative Core Equity Fund, the Funds did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2009, the LSV Value Equity Fund held equity securities of Goldman Sachs valued at $23,755,732 , and equity securities of Citigroup, Inc. valued at $15,355,905. As of October 31, 2009, the LSV Conservative Value Equity Fund held equity securities of Bank of New York valued at $1,245,022 , equity securities of Citigroup valued at $1,185,691 , and equity securities of Goldman Sachs valued at $2,144,142 . As of October 31, 2008, the LSV Conservative Core Equity Fund held equity securities of Bank of New York valued at $114,638 , equity securities of Citigroup, Inc. valued at $127,199 , and equity securities of Goldman Sachs valued at $340,340.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the Funds' two most recently completed fiscal periods ended October 31, 2008 and 2009, the portfolio turnover rates for each Fund were as follows:

------------------------------------------ ----------------------------------------------------------------------------
                                                                        PORTFOLIO TURNOVER RATES
---------------------------------------------- ------------------------------------------------------------------------
---------------------------------------------- -------------------------------------- ---------------------------------
FUND                                                          2008                                    2009
---------------------------------------------- -------------------------------------- ---------------------------------
---------------------------------------------- -------------------------------------- ---------------------------------
Value Equity Fund                                              25%                                     XX%
---------------------------------------------- -------------------------------------- ---------------------------------
---------------------------------------------- -------------------------------------- ---------------------------------
Conservative Value Equity Fund                                 21%                                     XX%
---------------------------------------------- -------------------------------------- ---------------------------------
---------------------------------------------- -------------------------------------- ---------------------------------
Conservative Core Equity Fund                                  35%                                     XX%
---------------------------------------------- -------------------------------------- ---------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Funds portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of each of the Fund's shareholders, and include procedures to address conflicts between the interests of each Fund's shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds will disclose a complete or summary schedule of investments (which includes the Funds' 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Funds' net asset value ("Summary Schedule")) in their Semi-Annual and Annual Reports which are distributed to each Fund's shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters, will be available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to each Fund's shareholders but will be available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in their Semi-Annual and Annual Reports, their Form N-CSR will be available without charge, upon request, by calling 1-888-FUND-LSV.

The Adviser's website, at www.lsvasset.com, also provides information about the Funds' complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 business days at the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Adviser currently has arrangements to provide non-public portfolio holdings information to Marco Consulting Group. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings, on a monthly basis, with a three-day lag. The portfolio holdings are used to create 1) a quarterly profile to educate clients and 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Funds for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Funds' shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.


A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to the Funds' portfolio securities, as well as information relating to how the Adviser voted proxies relating to the Funds' portfolio securities for the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-888-FUND-LSV and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a "Code of Ethics" and together the "Codes of Ethics"). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers.

LSV VALUE EQUITY FUND

SHAREHOLDER NAME AND ADDRESS                    NUMBER OF SHARES              %
----------------------------                    ----------------              -


LSV CONSERVATIVE CORE EQUITY FUND

SHAREHOLDER NAME AND ADDRESS                    NUMBER OF SHARES              %
----------------------------                    ----------------              -


LSV CONSERVATIVE VALUE EQUITY FUND

SHAREHOLDER NAME AND ADDRESS                    NUMBER OF SHARES              %
----------------------------                    ----------------              -

                       APPENDIX A - DESCRIPTION OF RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative.

The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                              LSV ASSET MANAGEMENT


                             PROXY VOTING PROCEDURES

LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently RiskMetrics Group ("RMG"). RMG will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring RMG to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of RMG is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:


(i)   Copies of its proxy voting policies and procedures.

(ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

(vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.


LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

                       STATEMENT OF ADDITIONAL INFORMATION

                              LSV GLOBAL VALUE FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the LSV Global Value Fund (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the Fund's prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. Shareholders may obtain copies of the Fund's prospectus free of charge by calling 1-888-FUND-LSV.

                                TABLE OF CONTENTS
THE TRUST..................................................................S-X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES............S-X
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-X
INVESTMENT LIMITATIONS.....................................................S-X
THE ADVISER................................................................S-X
PORTFOLIO MANAGERS.........................................................S-X
THE ADMINISTRATOR..........................................................S-X
THE DISTRIBUTOR............................................................S-X
PAYMENTS TO FINANCIAL INTERMEDIARIES.......................................S-X
THE TRANSFER AGENT.........................................................S-X
THE CUSTODIAN..............................................................S-X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-X
LEGAL COUNSEL..............................................................S-X
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-X
PURCHASING AND REDEEMING SHARES............................................S-X
DETERMINATION OF NET ASSET VALUE...........................................S-X
TAXES......................................................................S-X
FUND TRANSACTIONS..........................................................S-X
PORTFOLIO HOLDINGS.........................................................S-X
DESCRIPTION OF SHARES......................................................S-X
SHAREHOLDER LIABILITY......................................................S-X
LIMITATION OF TRUSTEES' LIABILITY..........................................S-X
PROXY VOTING...............................................................S-X
CODE OF ETHICS.............................................................S-X
5% AND 25% SHAREHOLDERS....................................................S-X
APPENDIX A - RATINGS.......................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES..........................B-1

March 1, 2010                                                    [INSERT CODE]

THE TRUST

GENERAL. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective and principal investment strategy are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

LSV GLOBAL VALUE FUND. The Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). As its principal investment strategy, the Fund invests primarily in equity securities of companies located throughout the world as described in the Prospectus.

Although the Fund will normally be as fully invested as practicable in equity securities, as a secondary investment strategy and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Fund's investment adviser, LSV Asset Management ("LSV" or the "Adviser"), determines are of comparable quality. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with its investment strategies, the Fund can invest in foreign securities in a number of ways:

o It can invest directly in foreign securities denominated in a foreign currency;

o It can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

o    It can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer 's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o    Have relatively unstable governments;

o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

o    Offer less protection of property rights than more developed countries; and

o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the United States;

    o  have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

    o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organizations ("NRSRO"), such as Standard & Poor's Ratings Service ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions in order to increase its income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or their agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares(R). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its positions, the Fund may segregate (and marked-to-market on a daily basis), cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase their market exposure.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As is consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval:

1. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. The Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER

GENERAL. LSV Asset Management is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV's general partners include officers and employees of LSV who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investment Company is the parent of SEI Funds, Inc. As of December 31, 2009, LSV had approximately $xx.x billion in assets under management. LSV's principal business address is 1 North Wacker Drive, Chicago, Illinois 60606.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. The Adviser has voluntarily agreed to waive fees and reimburse certain expenses of the Fund in order to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.95% of the average daily net assets of the Fund. The Adviser may discontinue all or part of its fee reductions or expense limitation reimbursements at any time.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Messrs. Lakonishok, Vermeulen and Mansharamani have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is quantitative and driven by
(i) a proprietary computer model which ranks securities based on fundamental measures of value and indicators of recent improved performance and, (ii) a risk control process that controls for residual benchmark risk. Refinements to the model are made as suggested by advances in the Adviser's research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Fund at any time without notice.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of the Fund shares owned and how the portfolio managers are compensated.

COMPENSATION. The Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of the Adviser and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). Because the Fund is new, as of the date of this SAI, none of the portfolio managers beneficially own shares of the Fund.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2009.

------------------------------ -------------------------------- --------------------------------- ----------------------------------
                                REGISTERED INVESTMENT COMPANIES  OTHER POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS(1)
------------------------------ -------------------------------- --------------------------------- ----------------------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
                                NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS       NUMBER OF       TOTAL ASSETS
NAME                             ACCOUNTS        (MILLIONS)       ACCOUNTS        (MILLIONS)        ACCOUNTS         (MILLIONS)
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
Josef Lakonishok                   26                               34         $9,964,977,378         448         $36,798,549,204
                                              $5,506,642,015
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
Menno Vermeulen                    26                               34         $9,964,977,378         448         $36,798,549,204
                                              $5,506,642,015
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------
Puneet Mansharamani                26                               34         $9,964,977,378         448         $36,798,549,204
                                              $5,506,642,015
------------------------------ ------------ ------------------- ------------ -------------------- ------------ ---------------------

1 Includes 28 accounts with aggregated assets under management of $3.3 billion that are subject to performance-based advisory fees.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of the Fund's trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement for the Fund, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.07% of the first $1 billion of average daily net assets, 0.06% of the next $500 million of average daily net assets, 0.04% of the next $1.5 billion of average daily net assets, and 0.035% of average daily net assets over $3 billion. There is a minimum annual fee of $150,000 for the Fund and $25,000 per additional class. Due to these minimums, the annual administration fee the Fund pay will exceed the above percentages at low asset levels.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested parties" of the Trust and have no direct or indirect financial interest in the operation of the plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments from its own resources and not from Fund assets to unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates, as incentives to help market and promote the Fund and/or in recognition of its distribution, marketing, administrative services, and/or processing support.

These additional payments are made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

Revenue sharing payments are based on the number of the intermediary's accounts holding shares of the Fund. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE CUSTODIAN

The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan, and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times duing the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, an interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-------------------------------- -------------------------------------------------- ------------------------------------------
             NAME                           DOLLAR RANGE OF FUND SHARES               AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                                     (FUND)(1)                          FUNDS IN THE FUND COMPLEX)(1,2)
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
            Carlbom                                    None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
             Darr                                      None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
             Doran                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
            Johnson                                    None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
           Krikorian                                   None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
            Nesher                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
            Storey                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
-------------------------------- -------------------------------------------------- ------------------------------------------
           Sullivan                                    None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------

1   Valuation date is December 31, 2009.
2   The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT        ESTIMATED ANNUAL      TOTAL COMPENSATION FROM THE
                              COMPENSATION          BENEFITS ACCRUED AS PART       BENEFITS UPON         TRUST AND FUND COMPLEX(1)
                                                        OF FUND EXPENSES             RETIREMENT
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
       Carlbom                    $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
        Doran                     $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
        Darr                      $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
       Johnson                    $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
      Krikorian                   $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
       Nesher                     $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
       Storey                     $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------
      Sullivan                    $xx                         n/a                       n/a                         $xx
---------------------- --------------------------- --------------------------- ----------------------- -----------------------------

(1) The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ --------------------- --------------------------------------------------------------------- ---------------
       NAME AND          POSITION WITH TRUST                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                        OTHER
     DATE OF BIRTH        AND LENGTH OF TERM                                                                           DIRECTORSHIPS
                                                                                                                           HELD
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Philip T. Masterson      President             Managing Director of SEI Investments since 2006. Vice President and   None.
(03/12/64)               (since 2008)          Assistant Secretary of the Administrator from 2004 to 2006. General
                                               Counsel of Citco Mutual Fund
                                               Services from 2003 to 2004. Vice
                                               President and Associate Counsel
                                               for the Oppenheimer Funds from
                                               2001 to 2003.
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Michael Lawson           Treasurer,            Director, SEI Investments, Fund Accounting since July 2005.           None.
(10/08/60)               Controller and        Manager, SEI Investments, Fund Accounting from April 1995 to
                         Chief Financial       February 1998 and November 1998 to July 2005.
                         Officer
                         (since 2005)
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Russell Emery            Chief Compliance      Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI    None.
(12/18/62)               Officer               Alpha Strategy Portfolios, LP since June 2007. Chief Compliance
                         (since 2006)          Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed
                                               Trust, SEI Asset Allocation Trust, SEI Institutional International
                                               Trust, SEI Institutional Investments Trust, SEI Daily Income Trust,
                                               SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
                                               Director of Investment Product Management and Development, SEI
                                               Investments, since February 2003; Senior Investment Analyst -
                                               Equity Team, SEI Investments, from March 2000 to February 2003.
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Carolyn Mead             Vice President and    Counsel at SEI Investments since 2007. Associate at Stradley,         None.
(07/08/57)               Assistant Secretary   Ronon, Stevens & Young from 2004 to 2007. Counsel at ING Variable
                         (since 2007)          Annuities from 1999 to 2002.
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Timothy D. Barto         Vice President and    General Counsel and Secretary of SIMC and the Administrator since     None.
(03/28/68)               Assistant Secretary   2004.  Vice President of SIMC and the Administrator since 1999.
                         (since 1999)          Vice President and Assistant Secretary of SEI Investments since
                                               2001.  Assistant Secretary of SIMC, the Administrator and the
                                               Distributor, and Vice President of the Distributor from 1999 to
                                               2003.
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
James Ndiaye             Vice President        Vice President and Assistant Secretary of SIMC since 2005.  Vice      None.
(09/11/68)               and Assistant         President at Deutsche Asset Management from 2003 to 2004.
                         Secretary             Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.
                         (since 2004)
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Joseph Gallo             Vice President        Counsel for SEI Investments since 2007. Associate Counsel at          None.
(04/29/73)               and Secretary         ICMA-RC from 2004 to 2007.  Assistant Secretary of The VantageTrust
                         (since 2007)          Company in 2007.  Assistant Secretary of The Vantagepoint Funds
                                               from 2006 to 2007.
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Andrew S. Decker         AML Officer           Compliance Officer and Product Manager of SEI Investments since       None.
(08/22/63)               (since 2008)          2005. Vice President of Old Mutual Capital from 2000 to 2005.
------------------------ --------------------- --------------------------------------------------------------------- ---------------
------------------------ --------------------- --------------------------------------------------------------------- ---------------
Michael Beattie          Vice President        Director of Client Service at SEI since 2004.                         None.
(03/13/65)               (since 2009)
------------------------ --------------------- --------------------------------------------------------------------- ---------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of the Fund's net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of the Fund's net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund's shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of the Fund's ordinary income for that year and 98% of the Fund's capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate the Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. Because the Fund is new, the Fund did not hold any securities of "regular brokers and dealers" as of the most recent fiscal year end.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of the Fund's shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule") in its Semi-Annual and Annual Reports which are distributed to the Fund's shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the econd and fourth fiscal quarters will be available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Fund's shareholders but will be available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-888-FUND-LSV.

The Adviser's website, at www.lsvasset.com, also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 business days at the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Adviser currently has arrangements to provide non-public portfolio holdings information to Marco Consulting Group. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings, on a monthly basis, with a three-day lag. The portfolio holdings are used to create 1) a quarterly profile to educate clients and 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Fund believes these disclosures serve a legitimate business purpose. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Fund for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

Beginning August 31, 2010, a description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to the Fund's portfolio securities, as well as information relating to hwo the Adviser voted proxies relating to the Fund's portfolio securities for the most recent 12-month period ended June 30, will be available on Form N-PX (i) without charge, upon request, by calling 1-888-FUND-LSV and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a "Code of Ethics" and together the "Codes of Ethics"). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

Because the Fund is new, as of the date of this SAI, the Fund does not have any beneficial owners to report.

                              APPENDIX A - RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative.

The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                              LSV ASSET MANAGEMENT


                             PROXY VOTING PROCEDURES

LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently RiskMetrics Group ("RMG") formerly Institutional Shareholder Services. RMG will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring RMG to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of RMG is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

(i)   Copies of its proxy voting policies and procedures.

(ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

(vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.


LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

                       STATEMENT OF ADDITIONAL INFORMATION

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                                 C.S. MCKEE L.P.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the McKee International Equity Portfolio (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2009, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2009 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9000 or by calling the Fund at 1-866-625-3346.

                                TABLE OF CONTENTS
THE TRUST......................................................................x
DESCRIPTION OF PERMITTED INVESTMENTS...........................................x
INVESTMENT POLICIES OF THE FUND................................................x
INVESTMENT ADVISORY AND OTHER SERVICES.........................................x
PORTFOLIO MANAGERS.............................................................x
THE ADMINISTRATOR..............................................................x
THE DISTRIBUTOR................................................................x
PAYMENTS TO FINANCIAL INTERMEDIARIES...........................................x
TRANSFER AGENT.................................................................x
CUSTODIAN......................................................................x
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................x
LEGAL COUNSEL..................................................................x
TRUSTEES AND OFFICERS OF THE TRUST.............................................x
PURCHASING AND REDEEMING SHARES................................................x
DETERMINATION OF NET ASSET VALUE...............................................x
TAXES..........................................................................x
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................x
PORTFOLIO HOLDINGS.............................................................x
DESCRIPTION OF SHARES..........................................................x
SHAREHOLDER LIABILITY..........................................................x
LIMITATION OF TRUSTEES' LIABILITY..............................................x
PROXY VOTING...................................................................x
CODES OF ETHICS................................................................x
5% AND 25% SHAREHOLDERS........................................................x
APPENDIX A - DESCRIPTON OF RATINGS...........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2010
                                                                 CSM-SX-xxx-xxxx

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust is authorized to offer shares of the Fund in Institutional Class Shares. The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUND. The McKee International Equity Portfolio is the successor to the UAM Funds, Inc. McKee International Equity Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by C.S. McKee L.P. ("McKee" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund's date of inception was May 26, 1994. The Predecessor Fund dissolved and reorganized into the McKee International Equity Portfolio on June 24, 2002. All of the assets and liabilities of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following information supplements, and should be read in conjunction with, the prospectus.
..
DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

    o  payments of interest and principal are more frequent (usually monthly);
       and

    o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

    o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

    o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a

"senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS


When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o  Allowing it to expire and losing its entire premium;

    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

    o  Closing it out in the secondary market at its current price.


o   SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

    o  Entering into a short position in the underlying security;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o  Maintaining the entire exercise price in liquid securities.

o   OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o   OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o   COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o  Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o   EQUITY SWAPS


In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o   INTEREST RATE SWAPS


Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

    o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o  have to purchase or sell the instrument underlying the contract;

    o  not be able to hedge its investments; and

    o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o the facilities of the exchange may not be adequate to handle current trading volume;

    o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o  actual and anticipated changes in interest rates;

    o  fiscal and monetary policies; and

    o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.


An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

    o The Fund can invest directly in foreign securities denominated in a foreign currency;

    o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o  The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the United States;

    o  have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

    o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o  Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o  Offer less protection of property rights than more developed countries;
       and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

NON-DIVERSIFICATION

The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the securities of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED AND ILLIQUID SECURITIES

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or

U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

    o  Take advantage of an anticipated decline in prices.

    o  Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

    o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

    o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

    o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

    o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

    o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

    o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

    o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

    o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

    o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and
       (3) that the Fund may purchase securities secured by real estate or interests therein.

    o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

    o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval.

The Fund may:

    o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

    o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

    o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

    o  invest in the securities of foreign issuers.

    o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

       The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

    o hold illiquid and restricted securities to the extent permitted by applicable law.

       The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

    o  write covered call options and may buy and sell put and call options.

    o  enter into repurchase agreements.

    o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

    o  sell securities short and engage in short sales "against the box."

    o  enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies located in at least three countries other than the U.S. without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. C.S. McKee L.P., a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, Pennsylvania 15222, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2009, the Adviser had approximately $xx billion in assets under management. The Adviser was formed by certain officers of the Fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") who purchased the Former Adviser's investment advisory business on January 10, 2002. The Former Adviser was an affiliate of Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation). The Adviser is not affiliated with Old Mutual (US) Holdings Inc.

Despite this transaction, there were no changes in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. In addition, the persons responsible for the day to day management of the Fund did not change and the Adviser continues the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Adviser the following advisory fees:

-------------------- --------------------------------------- ------------------------- -------------------------------------
                                                                FEES WAIVED BY THE         TOTAL FEES PAID TO THE ADVISER
                              CONTRACTUAL FEES PAID                   ADVISER                       (AFTER WAIVERS)
-------------------- --------------------------------------- ------------------------- -------------------------------------
-------------------- ------------ ------------ ------------- ------- -------- -------- ------------ ------------ -----------
      FUND               2007         2008          2009       2007    2008     2009       2007         2008         2009
-------------------- ------------ ------------ ------------- ------- -------- -------- ------------ ------------ -----------
-------------------- ------------ ------------ ------------- ------- -------- -------- ------------ ------------ -----------
McKee International   $1,916,211   $1,669,500       $xx         $0      $0       $xx    $1,916,211   $1,669,500      $xx
Equity Portfolio
-------------------- ------------ ------------ ------------- ------- -------- -------- ------------ ------------ -----------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers, Gregory M. Melvin and William J. Andrews, for their management of the Fund. The portfolio managers' overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. The portfolio managers' compensation consists of a salary, retirement plan, equity ownership in the Adviser, profit participation and a discretionary bonus. The discretionary bonus is based in part on the Fund's one- and three-year pre-tax performance measured against the MSCI EAFE Index and the Adviser's assets under management, as well as other factors, including the portfolio managers' investment ideas, leadership, and overall contributions to the investment team.

Mr. Melvin also receives compensation in his role as President of Dartmouth Capital Advisors, Inc. For his services in the investment management of approximately 27 accounts, Mr. Melvin receives a management fee that is based upon a percentage of assets under management. Dartmouth Capital Advisors, Inc. is not affiliated with the Fund or the Adviser, and the compensation Mr. Melvin receives from Dartmouth Capital Advisors, Inc. does not affect the Fund or the Adviser in any way. There is no overlap between the accounts at Dartmouth Capital Advisors, Inc. and the Fund, and Mr. Melvin's management of Dartmouth Capital Advisors, Inc. accounts does not present a conflict with his management of the Fund.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
Name  Dollar Range of Fund Shares(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GREGORY M. MELVIN                                            $XX - $XX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WILLIAM J. ANDREWS                                           $XX - $XX
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2009.

------------------- ----------------------------------- --------------------------------- ------------------------------------
                      REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
------------------- ----------------------------------- --------------------------------- ------------------------------------
------------------- --------------- ------------------- --------------- ----------------- --------------- --------------------
                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME            ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS      ACCOUNTS(1)       TOTAL ASSETS
------------------- --------------- ------------------- --------------- ----------------- --------------- --------------------
------------------- --------------- ------------------- --------------- ----------------- --------------- --------------------
Gregory M. Melvin         xx               $xx                xx              $xx               xx                $xx
------------------- --------------- ------------------- --------------- ----------------- --------------- --------------------
------------------- --------------- ------------------- --------------- ----------------- --------------- --------------------
William J. Andrews        xx               $xx                xx              $xx               xx                $xx
------------------- --------------- ------------------- --------------- ----------------- --------------- --------------------

1 XX accounts are subject to a performance-based advisory fee with aggregated assets under management of $xx million as of October 31, 2009.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002, and as amended (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in average daily net assets, 0.08% for the next $250 million in average daily net assets and 0.04% for all average daily net assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following administration fees:

----------------------------------------- -----------------------------------------------------------------------------
                                                                    ADMINISTRATION FEES PAID
----------------------------------------- -----------------------------------------------------------------------------
----------------------------------------- ------------------------------ ----------------------- ----------------------
FUND                                                  2007                        2008                   2009
----------------------------------------- ------------------------------ ----------------------- ----------------------
----------------------------------------- ------------------------------ ----------------------- ----------------------
McKee International Equity Portfolio                $323,678                    $285,383                  $xx
----------------------------------------- ------------------------------ ----------------------- ----------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator are parties to a distribution agreement dated November 14, 1991, as amended and restated November 12, 2002, as amended ("Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's Shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

    o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey, and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

    o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

    o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met xx times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------
                                 DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
    NAME                                  (FUND)(1)                                (ALL FUNDS IN FUND COMPLEX)(1,2)
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------

1   Valuation date is December 31, 2009.
2   The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
                                                PENSION OR RETIREMENT        ESTIMATED ANNUAL
                                             BENEFITS ACCRUED AS PART OF      BENEFITS UPON       TOTAL COMPENSATION FROM THE TRUST
      NAME          AGGREGATE COMPENSATION           FUND EXPENSES               RETIREMENT               AND FUND COMPLEX(1)
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Doran                   $0                         n/a                       n/a                $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Nesher                  $0                         n/a                       n/a               $0 for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Carlbom                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
       Darr                  $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Johnson                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
    Krikorian                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
      Storey                 $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------
     Sullivan                $xx                         n/a                       n/a              $xx for service on (1) board
------------------- ----------------------- ------------------------------ --------------------- -----------------------------------

1  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ ------------------------ ---------------------------------------------------- ------------------------
       NAME AND            POSITION WITH TRUST                                                           OTHER DIRECTORSHIPS
     DATE OF BIRTH         AND LENGTH OF TERM            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                  HELD
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Philip T. Masterson      President                Managing Director of SEI Investments since 2006.     None.
(03/12/64)               (since 2008)             Vice President and Assistant Secretary of the
                                                  Administrator from 2004 to
                                                  2006. General Counsel of Citco
                                                  Mutual Fund Services from 2003
                                                  to 2004. Vice President and
                                                  Associate Counsel for the
                                                  Oppenheimer Funds from 2001 to
                                                  2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Lawson           Treasurer, Controller    Director, SEI Investments, Fund Accounting since     None.
(10/08/60)               and Chief Financial      July 2005. Manager, SEI Investments, Fund
                         Officer (since 2005)     Accounting from April 1995 to February 1998 and
                                                  November 1998 to July 2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Russell Emery            Chief Compliance         Chief Compliance Officer of SEI Structured Credit    None.
(12/18/62)               Officer                  Fund, LP and SEI Alpha Strategy Portfolios, LP
                         (since 2006)             since June 2007. Chief Compliance Officer of SEI
                                                  Opportunity Fund, L.P., SEI Institutional Managed
                                                  Trust, SEI Asset Allocation Trust, SEI
                                                  Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI Daily Income
                                                  Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust since March 2006. Director of Investment
                                                  Product Management and Development, SEI
                                                  Investments, since February 2003; Senior
                                                  Investment Analyst - Equity Team, SEI Investments,
                                                  from March 2000 to February 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Carolyn Mead             Vice President and       Counsel at SEI Investments since 2007. Associate     None.
(07/08/57)               Assistant Secretary      at Stradley, Ronon, Stevens & Young from 2004 to
                         (since 2007)             2007. Counsel at ING Variable Annuities from 1999
                                                  to 2002.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Timothy D. Barto         Vice President and       General Counsel and Secretary of SIMC and the        None.
(03/28/68)               Assistant Secretary      Administrator since 2004.  Vice President of SIMC
                         (since 1999)             and the Administrator since 1999.  Vice President
                                                  and Assistant Secretary of SEI Investments since
                                                  2001.  Assistant Secretary of SIMC, the
                                                  Administrator and the Distributor, and Vice
                                                  President of the Distributor from 1999 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
James Ndiaye             Vice President           Vice President and Assistant Secretary of SIMC       None.
(09/11/68)               and Assistant Secretary  since 2005. Vice President at Deutsche Asset
                         (since 2004)             Management from 2003 to 2004.  Associate at
                                                  Morgan, Lewis & Bockius LLP from 2000 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Joseph Gallo             Vice President           Counsel at SEI Investments since 2007. Associate     None.
(04/29/73)               and Secretary            Counsel at ICMA-RC from 2004 to 2007.  Assistant
                         (since 2007)             Secretary of The VantageTrust Company in 2007.
                                                  Assistant Secretary of The Vantagepoint Funds from
                                                  2006 to 2007.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Andrew S. Decker         AML Officer              Compliance Officer and Product Manager of SEI        None.
(08/22/63)               (since 2008)             Investments since 2005. Vice President of Old
                                                  Mutual Capital from 2000 to
2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Beattie          Vice President           Director of Client Service at SEI since 2004.        None.
(03/13/65)               (since 2009)
------------------------ ------------------------ ---------------------------------------------------- ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has not certified to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------- ------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------- ------------------------------------------------------------------------------
--------------------------------------------- ------------------------ ------------------------ ----------------------------
               FUND                                    2007                     2008                       2009
--------------------------------------------- ------------------------ ------------------------ ----------------------------
--------------------------------------------- ------------------------ ------------------------ ----------------------------
McKee International Equity Portfolio                 $243,748                 $269,092                      $xx
--------------------------------------------- ------------------------ ------------------------ ----------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------- ------------------------------------------- ------------------------------------------
                                                                                     TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                           TOTAL DOLLAR AMOUNT OF BROKERAGE          INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                      COMMISSIONS FOR RESEARCH SERVICES                   RESEARCH SERVICES
------------------------------------- ------------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------- ------------------------------------------
McKee International Equity Portfolio                     $xx                                         $xx
------------------------------------- ------------------------------------------- ------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.][TO BE CONFIRMED]

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. [As of October 31, 2009, the Fund did not hold any securities of regular brokers and dealers.][TO BE CONFIRMED]

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:

-------------------------------------------- -----------------------------------------------------------------
                                                                PORTFOLIO TURNOVER RATES
-------------------------------------------- -----------------------------------------------------------------
-------------------------------------------- ----------------------------------- -----------------------------
FUND                                                       2008                                2009
-------------------------------------------- ----------------------------------- -----------------------------
-------------------------------------------- ----------------------------------- -----------------------------
McKee International Equity Portfolio                       25%                                 xx%
-------------------------------------------- ----------------------------------- -----------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the 2nd and 4th fiscal quarters, is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-625-3346.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-866-625-3346; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. The Fund believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.


MCKEE INTERNATIONAL EQUITY PORTFOLIO

SHAREHOLDER                        NUMBER OF SHARES                 %
-----------                        ----------------                 --
XX                                 XX                               XX

                       APPENDIX A - DESCRIPTION OF RATINGS


MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              o  Leading market positions in well-established industries.

              o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              o Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC AND C
              Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preffered stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardised.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


SHORT-TERM ISSUE CREDIT RATINGS

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardised.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.

When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

     AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. `BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category

SPECULATIVE GRADE

     BB:    Speculative.

            `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B:     Highly speculative.

            o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

     CC: For issuers and performing obligations, default of some kind appears probable.

            o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of `R4' (average) or `R5' (below average).

   Grade C: For issuers and performing obligations, default is imminent.

            o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

            o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

            o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

            o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative

Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term `put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

`PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                               PROXY VOTING POLICY
                                C.S. MCKEE, L.P.

--------------------------------------------------------------------------------


OBJECTIVE
The objective of our proxy voting process is to maximize the long-term investment performance of our clients.


POLICY
It is our policy to vote all proxy proposals in accordance with management recommend-ations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is our policy to vote against these proposals. Examples of proposals which could negatively impact shareholder interests include, but are not limited to the following:

1. Anti-takeover amendments such as fair price provisions and staggered board provisions.

2. Poison pill provisions designed to discourage another entity from seeking control.

3.  Greenmail attempts.

4.  Golden parachutes and related management entrenchment measures.

5.  Oversized stock option grants, strike price revisions.

PROCEDURE:
Our procedure for processing proxy statements is as follows:

1. Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review. Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.

2. If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management. The vote will be reviewed and signed by the Chief Investment Officer, or in his/her absence, by the senior equity portfolio manager.

3. If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.

4. After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, he will vote against those proposals.

5. The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.

6. Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant.

7. The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

                       STATEMENT OF ADDITIONAL INFORMATION

                       RICE HALL JAMES SMALL CAP PORTFOLIO
                       RICE HALL JAMES MICRO CAP PORTFOLIO
                        RICE HALL JAMES MID CAP PORTFOLIO

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                        RICE HALL JAMES & ASSOCIATES, LLC



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James Mid Cap Portfolio (each a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference and should be read in conjunction with the Funds' prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus.

The financial statements including the notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2009 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Funds' 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121 or calling the Funds at 1-866-474-5669.

                                TABLE OF CONTENTS

THE TRUST...................................................................X
DESCRIPTION OF PERMITTED INVESTMENTS........................................X
INVESTMENT POLICIES OF THE FUNDS............................................X
INVESTMENT ADVISORY AND OTHER SERVICES......................................X
PORTFOLIO MANAGERS..........................................................X
THE ADMINISTRATOR...........................................................X
THE DISTRIBUTOR.............................................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES........................................X
TRANSFER AGENT..............................................................X
CUSTODIAN...................................................................X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................X
LEGAL COUNSEL...............................................................X
TRUSTEES AND OFFICERS OF THE TRUST..........................................X
PURCHASING AND REDEEMING SHARES.............................................X
DETERMINATION OF NET ASSET VALUE............................................X
TAXES    ...................................................................X
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................X
PORTFOLIO HOLDINGS..........................................................X
DESCRIPTION OF SHARES.......................................................X
SHAREHOLDER LIABILITY.......................................................X
LIMITATION OF TRUSTEES' LIABILITY...........................................X
PROXY VOTING................................................................X
CODES OF ETHICS.............................................................X
5% AND 25% SHAREHOLDERS.....................................................X
APPENDIX A - RATINGS......................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.........................B-1

March 1, 2010                                                   [INSERT CODE]

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

HISTORY OF THE RICE HALL JAMES SMALL CAP PORTFOLIO AND THE RICE HALL JAMES MICRO CAP PORTFOLIO. The Rice Hall James Small Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio ("Predecessor Small/Mid Cap Fund"). The Rice Hall James Micro Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio ("Predecessor Micro Cap Fund" and together with the "Predecessor Small/Mid Cap Fund," the "Predecessor Funds"). The Predecessor Funds were managed by Rice Hall James & Associates (the "Predecessor Adviser") using similar or, in the case of the Rice Hall James Micro Cap Portfolio, the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Small/Mid Cap Fund and the Predecessor Micro Cap Fund's dates of inception were November 1, 1996 and July 1, 1994, respectively. Each of the Predecessor Funds dissolved and reorganized into the Rice Hall James Small Cap Portfolio and the Rice Hall James Micro Cap Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with each Fund's commencement of operations on June 24, 2002.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer multiple classes of shares of its funds. The Funds currently offers Institutional Class shares or Investor Class shares, as specified in the chart below. The Trust reserves the right to create and issue additional classes of shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the investor eligibility requirements. For more information on shareholder servicing and distribution expenses, see the "Distributor."

----------------------------------------------------- ------------------------------------ ---------------------------------
FUND                                                          INSTITUTIONAL CLASS                   INVESTOR CLASS
----------------------------------------------------- ------------------------------------ ---------------------------------
----------------------------------------------------- ------------------------------------ ---------------------------------
Rice Hall James Small Cap Portfolio                                    X
----------------------------------------------------- ------------------------------------ ---------------------------------
----------------------------------------------------- ------------------------------------ ---------------------------------
Rice Hall James Micro Cap Portfolio                                    X
----------------------------------------------------- ------------------------------------ ---------------------------------
----------------------------------------------------- ------------------------------------ ---------------------------------
Rice Hall James Mid Cap Portfolio                                                                         X
----------------------------------------------------- ------------------------------------ ---------------------------------

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds' investment objectives and principal investment strategies are described in the prospectus. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectus. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Rice Hall James & Associates, LLC (the "Adviser") will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example,

   |X|   payments of interest and principal are more frequent (usually monthly);
         and
   |X| falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

   |X| Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
   |X| Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
   |X| Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


|X|      INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

|X|      PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

|X|      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

|X|      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission (the "CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

|X|      PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

   |X|  Allowing it to expire and losing its entire premium;
   |X| Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
   |X|  Closing it out in the secondary market at its current price.

|X|      SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.


A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

   |X| The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
   |X| A call option on the same security or index with the same or lesser exercise price;
   |X| A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
   |X| Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
   |X| In the case of an index, the portfolio of securities that corresponds to the index.

         At the time of selling a put option, a Fund may cover the put option by, among other things:

   |X|   Entering into a short position in the underlying security;
   |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
   |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
   |X|   Maintaining the entire exercise price in liquid securities.

|X|      OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

|X|      OPTIONS ON FUTURES


An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.


|X|      COMBINED POSITIONS


A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


|X|      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   |X| Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

   |X| Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

   |X|   Do not require an initial margin deposit.

   |X| May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

|X|      EQUITY SWAPS


In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

|X|      INTEREST RATE SWAPS


Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

|X|      CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   |X| current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

   |X| a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

   |X| differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

   |X| have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

   |X|   have to purchase or sell the instrument underlying the contract;

   |X|   not be able to hedge its investments; and

   |X|   not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   |X| an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

   |X| unusual or unforeseen circumstances may interrupt normal operations of an exchange;

   |X| the facilities of the exchange may not be adequate to handle current trading volume;

   |X| equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

   |X| investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into a Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   |X|   actual and anticipated changes in interest rates;

   |X|   fiscal and monetary policies; and

   |X|   national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board of Trustees (the "Board").

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Funds invest may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE COMPANIES' SECURITIES. The Funds may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.


RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.


An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   |X| Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   |X| Factors affecting an entire industry, such as increases in production costs; and

   |X| Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The policy of the Adviser is to purchase only IPOs that are appropriate for funds managed according to the Adviser's Micro-Cap Equity strategy. The allocation of these IPO shares will be made pro rata to the Adviser's micro cap equity funds, including the Micro Cap Portfolio and separately managed accounts, in accordance with minimum allocation guidelines in place at the time. Thus, the Small Cap Portfolio and Mid Cap Portfolio may purchase shares of a recent IPO in the secondary market.

If the Adviser is allocated insufficient shares of an IPO to allocate to all of its micro-cap funds, these micro-cap funds, including the Micro Cap Portfolio, will generally receive IPO allocations on a rotating basis. The Micro Cap Portfolio may not, however, receive IPO allocations if it has insufficient cash reserves to pay for shares that would otherwise be allocated to it.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. A Fund can invest in foreign securities in a number of ways:

   |X| A Fund can invest directly in foreign securities denominated in a foreign currency;

   |X| A Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

   |X|   A Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

   |X| The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

   |X| Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

   |X| The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

   |X| The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

   |X| A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

   |X| are generally more volatile than, and not as developed or efficient as, those in the U.S.;

   |X|   have substantially less volume;

   |X| trade securities that tend to be less liquid and experience rapid and erratic price movements;

   |X| have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

   |X| employ trading, settlement and custodial practices less developed than those in U.S. markets; and

   |X| may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

   |X| foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

   |X| adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

   |X| in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

   |X| OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

   |X| economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

   |X| restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

   |X| It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

   |X| Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

   |X| Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

   |X| There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

   |X| Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

   |X| The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

   |X|   Have relatively unstable governments;

   |X| Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

   |X| Offer less protection of property rights than more developed countries; and

   |X| Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")

Each Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds have described the ETF investments in their prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

   |X|   Take advantage of an anticipated decline in prices.

   |X|   Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

   |X| After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

   |X| The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

   |X| Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of a fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Unless otherwise noted, the Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after, and as a result of, a Fund's acquisition of such security or other asset. Accordingly, a Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

|X| Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

|X| Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

|X| Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

|X| Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

|X| Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

|X| Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

|X| Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

|X| Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES


In addition to each Fund's investment objective, the following limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval. Each of the Funds may:

|X| Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

|X| Not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

|X| Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

|X| Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

|X| Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

|X|      Invest in the securities of foreign issuers.

|X| Purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits each Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

|X| Hold illiquid and restricted securities to the extent permitted by applicable law.

Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

|X|      Write covered call options and may buy and sell put and call options.

|X|      Enter into repurchase agreements.

|X| Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

|X|      Sell securities short and engage in short sales "against the box."

|X|      Enter into swap transactions.

Further,

1. The Small Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of small capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

2. The Micro Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of micro capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

3. The Mid Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, California 92101, serves as the investment adviser to each Fund. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of December 31, 2009, the Adviser held $XX billion in assets under management. On February 13, 2003, the Adviser completed the purchase of Rice Hall James & Associates, the former adviser to the Funds (the "Predecessor Adviser"). In conjunction with this transaction, there were no changes in the actual investment management services, administrative functions or supervisory responsibilities for the Funds. The Adviser and the Predecessor Adviser have provided investment management services to individual and institutional shareholders since 1970.

RHJ Management Company, LLC, located at 600 West Broadway, Suite 1000, San Diego, California 92101, owns 100% interest in the Adviser. RHJ Management Company, LLC is a holding company owned by the senior members of the Adviser.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 20, 2003 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of a Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Small Cap Portfolio and the Micro Cap Portfolio pay the Adviser a fee calculated at an annual rate of 0.80% and 0.75% of their average daily net assets, respectively. The Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for accounts over $500 million, based on its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average daily net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to reduce fees and reimburse expenses of the Small Cap Portfolio and Micro Cap Portfolio to the extent necessary to keep their total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% and 1.60% respectively, of the Funds' average daily net assets. The Adviser may change or cancel these expense limitations of the Funds at any time. With respect to the Mid Cap Portfolio, the Adviser has contractually agreed to limit the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.40% of the Fund's average daily net assets until March 1, 2011. If at any point during the Mid Cap Portfolio's operations it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following in management fees to the Adviser:

---------------- ------------------------------------------ ----------------------------------- ------------------------------------
FUND                       CONTRACTUAL FEES PAID                  FEES WAIVED BY ADVISER             TOTAL FEES PAID (AFTER WAIVERS)
---------------- ------------------------------------------ ----------------------------------- ------------------------------------
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
                     2007          2008          2009          2007       2008        2009          2007          2008          2009
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
Small Cap
Portfolio          $577,708      $405,588         $xx           $0         $0          $xx        $577,708      $405,588         $xx
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
Micro Cap
Portfolio         $1,578,693    $1,169,543        $xx           $0         $0          $xx       $1,578,693    $1,169,543        $xx
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------
Mid Cap
Portfolio          $165,760      $248,974         $xx        $42,528     $59,018       $xx        $123,232      $189,956         $xx
---------------- ------------- ------------- -------------- ----------- ---------- ------------ ------------- -------------- -------

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. The portfolio manager's compensation consists of salary and a discretionary bonus. The discretionary bonus ranges from 100% to 200% of the portfolio manager's salary. Approximately 50% of the bonus is based upon the portfolio manager's contributions to the investment team and to the Adviser as a whole. The remaining 50% of the bonus is based upon investment productivity, with a small emphasis on Fund or account performance.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

------------------------------------------- -------------------------------------------------------------------------------
NAME                                                                    DOLLAR RANGE OF FUND SHARES(1)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
Timothy A. Todaro, CFA                                                 [$XX - $XX] (Small Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                       [$XX - $XX] (Micro Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                        [$XX - $XX] (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
Thomas W. McDowell                                                 $100,001 - $500,000 (Small Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                   $100,001 - $500,000 (Micro Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                    $100,001 - $500,000 (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
James Dickinson, CFA                                                   [$XX - $XX] (Small Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                       [$XX - $XX] (Micro Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                        [$XX - $XX] (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
Cara Thome                                                             [$XX - $XX] (Small Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                       [$XX - $XX] (Micro Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------------
                                                                        [$XX - $XX] (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------

1        Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that none of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2009.

----------------------------- --------------------------- -------------------------------- --------------------------------
NAME                            REGISTERED INVESTMENT         OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                                      COMPANIES                      VEHICLES
----------------------------- --------------------------- -------------------------------- --------------------------------
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
                               NUMBER OF    TOTAL ASSETS    NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS
                                ACCOUNTS                    ACCOUNTS                         ACCOUNTS
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
Thomas W. McDowell                 xx           $xx            xx              $xx              xx              $xx
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
James Dickinson                    xx           $xx            xx              $xx              xx              $xx
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
Cara Thome                         xx           $xx            xx              $xx              xx              $xx
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------
Timothy A. Todaro                  xx           $xx            xx              $xx              xx              $xx
----------------------------- ------------- ------------- -------------- ----------------- -------------- -----------------

CONFLICTS OF INTERESTS. The portfolio managers' management of the investments of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in average daily net assets, 0.10% for the next $250 million in average daily net assets, 0.08% for the next $250 million in average daily net assets and 0.04% for all average daily net assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following administration fees:

-------------------------------- -----------------------------------------------------------------------------------------
                                                                 ADMINISTRATION FEES PAID
FUND
-------------------------------- -----------------------------------------------------------------------------------------
-------------------------------- -------------------------- ---------------------------- ---------------------------------
                                           2007                        2008                            2009
-------------------------------- -------------------------- ---------------------------- ---------------------------------
-------------------------------- -------------------------- ---------------------------- ---------------------------------
Small Cap Portfolio(1)                    $84,827                     $75,535                          $xx
-------------------------------- -------------------------- ---------------------------- ---------------------------------
-------------------------------- -------------------------- ---------------------------- ---------------------------------
Micro Cap Portfolio                      $247,043                    $232,200                          $xx
-------------------------------- -------------------------- ---------------------------- ---------------------------------
-------------------------------- -------------------------- ---------------------------- ---------------------------------
Mid Cap Portfolio                         $21,546                     $41,748                          $xx
-------------------------------- -------------------------- ---------------------------- ---------------------------------

1 The Small Portfolio directs certain portfolio trades to the Distributor, via a network of executing brokers, who pay a portion of the Portfolio's expenses. Under this arrangement, for the fiscal years ended October 31, 2007, 2008 and 2009, the Portfolio had expenses reduced by $49,998, $15,092 and $xx, respectively, which was used to pay administration fees.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 19, 1991, as amended and restated November 12, 2002 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, PA 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Distribution Plan or in any agreements related to the Distribution Plan ("Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Distribution Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Distribution Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Distribution Plan provides that Investor Class Shares of the Mid Cap Portfolio will pay the Distributor a fee of 0.25% of the Fund's average daily net assets attributable to Investor Class Shares. Under the Distribution Plan, the Distributor may make payments pursuant with written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distribution Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Distribution Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal years ended October 31, 2007, 2008 and 2009, the Mid Cap Portfolio paid the Distributor the following fees:

----------------------------- ------------------------------- --------------- ----------------------------------------
                                                                                    FEES PAID
FUND                                   SHARE CLASS
----------------------------- ------------------------------- -------------------------------------------------------
----------------------------- ------------------------------- --------------------- ----------- ---------------------
                                                                      2007             2008             2009
----------------------------- ------------------------------- --------------------- ----------- ---------------------
----------------------------- ------------------------------- --------------------- ----------- ---------------------
Mid Cap Portfolio                 Investor Class Shares             $46,049          $69,159            $xx
----------------------------- ------------------------------- --------------------- ----------- ---------------------

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (E.G., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank of California, National Association, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

BOARD COMMITTEES.  The Board has established the following standing committees:

|X| AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

|X| FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

|X| GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- ---------------------------------------------------- ---------------------------------------------------
        NAME                      DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
                                           (FUND)(1)                             (ALL FUNDS IN THE FUND COMPLEX)1, (2)
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------
--------------------- ---------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                 None
--------------------- ---------------------------------------------------- ---------------------------------------------------

1        Valuation date is December 31, 2009.
2        The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
     NAME        AGGREGATE COMPENSATION    PENSION OR RETIREMENT      ESTIMATED ANNUAL    TOTAL COMPENSATION FROM THE TRUST AND
                                          BENEFITS ACCRUED AS PART      BENEFITS UPON
                                              OF FUND EXPENSES           RETIREMENT                  FUND COMPLEX(1)
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Doran                      $0                       n/a                      n/a                $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Nesher                     $0                       n/a                      n/a               $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Carlbom                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Darr                      $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Johnson                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Krikorian                 $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Storey                    $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Sullivan                  $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------

1        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ ------------------------ ---------------------------------------------------- ------------------------
       NAME AND            POSITION WITH TRUST                                                           OTHER DIRECTORSHIPS
     DATE OF BIRTH         AND LENGTH OF TERM            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                  HELD
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Philip T. Masterson      President                Managing Director of SEI Investments since 2006.     None.
(03/12/64)               (since 2008)             Vice President and Assistant Secretary of the
                                                  Administrator from 2004 to 2006.  General Counsel
                                                  of Citco Mutual Fund Services from 2003 to 2004.
                                                  Vice President and Associate Counsel for the
                                                  Oppenheimer Funds from 2001 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Lawson           Treasurer, Controller    Director, SEI Investments, Fund Accounting since     None.
(10/08/60)               and Chief Financial      July 2005. Manager, SEI Investments, Fund
                         Officer Accounting       from April 1995 to February 1998 and
                         (since 2005)             November 1998 to July 2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Russell Emery            Chief Compliance         Chief Compliance Officer of SEI Structured Credit    None.
(12/18/62)               Officer                  Fund, LP and SEI Alpha Strategy Portfolios, LP
                         (since 2006)             since June 2007. Chief Compliance Officer of SEI
                                                  Opportunity Fund, L.P., SEI Institutional Managed
                                                  Trust, SEI Asset Allocation Trust, SEI
                                                  Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI Daily Income
                                                  Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust since March 2006. Director of Investment
                                                  Product Management and Development, SEI
                                                  Investments, since February 2003; Senior
                                                  Investment Analyst - Equity Team, SEI Investments,
                                                  from March 2000 to February 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Carolyn Mead             Vice President and       Counsel at SEI Investments since 2007. Associate     None.
(07/08/57)               Assistant Secretary      at Stradley, Ronon, Stevens & Young from 2004 to
                         (since 2007)             2007. Counsel at ING Variable Annuities from 1999
                                                  to 2002.
------------------------ ------------------------ ---------------------------------------------------- ------------------------



                                       42

------------------------ ------------------------ ---------------------------------------------------- ------------------------
Timothy D. Barto         Vice President and       General Counsel and Secretary of SIMC and the        None.
(03/28/68)               Assistant Secretary      Administrator since 2004.  Vice President of SIMC
                         (since 1999)             and the Administrator since 1999.  Vice President
                                                  and Assistant Secretary of SEI Investments since
                                                  2001.  Assistant Secretary of SIMC, the
                                                  Administrator and the Distributor, and Vice
                                                  President of the Distributor from 1999 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
James Ndiaye             Vice President           Vice President and Assistant Secretary of SIMC       None.
(09/11/68)               and Assistant Secretary  since 2005.  Vice President at Deutsche Asset
                         (since 2004)             Management from 2003 to 2004.  Associate at
                                                  Morgan, Lewis & Bockius LLP from 2000 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Joseph Gallo             Vice President           Counsel at SEI Investments since 2007. Associate     None.
(04/29/73)               and Secretary            Counsel at ICMA-RC from 2004 to 2007.  Assistant
                         (since 2007)             Secretary of The VantageTrust Company in 2007.
                                                  Assistant Secretary of The Vantagepoint Funds from
                                                  2006 to 2007.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Andrew S. Decker         AML Officer              Compliance Officer and Product Manager of SEI        None.
(08/22/63)               (since 2008)             Investments since 2005. Vice President of Old
                        Mutual Capital from 2000 to 2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Beattie          Vice President           Director of Client Service at SEI since 2004.        None.
(03/13/65)               (since 2009)
------------------------ ------------------------ ---------------------------------------------------- ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------- ----------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
FUND
----------------------------------------- ----------------------------------------------------------------------------------
----------------------------------------- ------------------------------ -------------------------- ------------------------
                                                      2007                         2008                      2009
----------------------------------------- ------------------------------ -------------------------- ------------------------
----------------------------------------- ------------------------------ -------------------------- ------------------------
Small Cap Portfolio                                 $230,217                     $149,867                     $xx
----------------------------------------- ------------------------------ -------------------------- ------------------------
----------------------------------------- ------------------------------ -------------------------- ------------------------
Micro Cap Portfolio                                $1,542,104                   $1,057,355                    $xx
----------------------------------------- ------------------------------ -------------------------- ------------------------
----------------------------------------- ------------------------------ -------------------------- ------------------------
Mid Cap Portfolio                                    $49,813                      $50,191                     $xx
----------------------------------------- ------------------------------ -------------------------- ------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------- ------------------------------------------ -----------------------------------------------
                                      TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                      COMMISSIONS FOR RESEARCH SERVICES       BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
FUND
--------------------------------- ------------------------------------------ -----------------------------------------------
--------------------------------- ------------------------------------------ -----------------------------------------------
Small Cap Portfolio                                  $xx                                          $xx
--------------------------------- ------------------------------------------ -----------------------------------------------
--------------------------------- ------------------------------------------ -----------------------------------------------
Micro Cap Portfolio                                  $xx                                          $xx
--------------------------------- ------------------------------------------ -----------------------------------------------
--------------------------------- ------------------------------------------ -----------------------------------------------
Mid Cap Portfolio                                    $xx                                          $xx
--------------------------------- ------------------------------------------ -----------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.] [TO BE CONFIRMED]

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. [As of October 31, 2009, the Funds did not hold any securities of regular brokers and dealers.] [TO BE CONFIRMED]

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates for the Funds were as follows:

------------------------------------ ---------------------------------------------------------------------------------------
                                                                    PORTFOLIO TURNOVER RATES
FUND
------------------------------------ ---------------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------- ----------------------------------------
                                                         2008                                        2009
------------------------------------ ---------------------------------------------- ----------------------------------------
------------------------------------ ---------------------------------------------- ----------------------------------------
Small Cap Portfolio                                       88%                                         xx%
------------------------------------ ---------------------------------------------- ----------------------------------------
------------------------------------ ---------------------------------------------- ----------------------------------------
Micro Cap Portfolio                                      119%                                         xx%
------------------------------------ ---------------------------------------------- ----------------------------------------
------------------------------------ ---------------------------------------------- ----------------------------------------
Mid Cap Portfolio                                         68%                                         xx%
------------------------------------ ---------------------------------------------- ----------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and forth fiscal quarters is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-474-5669.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling (866) 474-5669; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of shares of the Funds. The Funds believe that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.


RHJ SMALL CAP PORTFOLIO

Shareholder                                  Number of Shares          %
-----------                                  ----------------          -



RHJ MICRO CAP PORTFOLIO

Shareholder                                  Number of Shares          %
-----------                                  ----------------          -




RICE HALL JAMES MID CAP PORTFOLIO

Shareholder                                  Number of Shares          %
-----------                                  ----------------          -

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

Moody's Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     C        This is the lowest rated class of preferred or preference stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                       |X| Leading market positions in well-established
                           industries.
                       |X| Conservative capitalization structure with moderate
                           reliance on debt and ample asset protection.
                       |X| Broad margins in earnings coverage of fixed
                           financial charges and high internal cash generation.
                       |X| Well-established access to a range of financial
                           markets and assured sources of alternate liquidity.

     PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME      Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING SERVICES

A Standard & Poor's issuer credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

Counterparty credit ratings, ratings assigned under the Corporate Credit Rating Service (formerly called the Credit Assessment Service) and sovereign credit ratings are all forms of issuer credit ratings.

Issuer credit ratings are based on current information furnished by obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can be either long term or short term. Short-term issuer credit ratings reflect the obligor's creditworthiness over a short-term time horizon.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC AND C
              Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardized.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

     AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. `BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category

SPECULATIVE GRADE

     BB:      Speculative.

              `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B:       Highly speculative.

                o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
              o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

     CC: For issuers and performing obligations, default of some kind appears probable.

                o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of `R4' (average) or `R5' (below average).

     Grade C:     For issuers and performing obligations, default is imminent.

                o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

                o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

                o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

                o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative.

Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, I.E. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term `put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

`PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                        RICE HALL JAMES & ASSOCIATES, LLC

                        PROXY VOTING DISCLOSURE STATEMENT

Background

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Rice Hall James & Associates, LLC ("RHJ") for voting proxies received by RHJ for accounts managed by RHJ are set forth below.

RHJ will vote proxies on behalf of a client's account if the underlying advisory agreement between the client and RHJ expressly provides that RHJ shall be responsible for voting proxies on behalf of the client's account unless the client requests otherwise in writing, the proxy is associated with a security that was transferred to RHJ that RHJ sold after the record date for sending the proxy or the costs of voting the proxy outweigh the benefits.

PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, RHJ will vote proxies in a manner that is in the economic best interest of the client, which may result in different voting results for proxies for the same issuer.

RHJ utilizes RiskMetrics Group (RMG) Proxy Voting Services for proxy voting administration and proxy research. RHJ has adopted the RMG proxy voting guidelines with the ability to override RMG recommendations when to do so is in the best interest of the client.

MATERIAL CONFLICTS OF INTEREST
--------------------------------------------------------------------------------

If RHJ manages the portfolio of a public company or its retirement plan and a client's account holds securities of that public company, RHJ will vote proxies relating to such company's securities in accordance with the RMG recommendations to avoid any conflict of interest.

OVERVIEW OF PROXY VOTING PROCEDURES

When a client elects to have RHJ vote proxies for the account managed by RHJ, the client's custodian is notified to forward proxy materials to RMG. RHJ provides RMG with account and custodian information for reconciliation purposes.

As voting agent, RMG will:
   o Receive all materials directly from ADP or the custodian
   o Open proxy mail and log in proxies o Reconcile ballots and contact custodians for missing ballots
   o Distribute research with suggested vote recommendations
   o Mark, copy and mail proxy cards
   o Keep records of all votes cast

   o Provide customized written reports and voting records upon request

The RHJ analytical team monitors the proxy voting issues of companies and notifies the RHJ proxy voting coordinator of any votes to be made that are not in accordance with the RMG guidelines.

OBTAINING PROXY VOTING RECORDS

A client may request proxy-voting records or a copy of the RMG Proxy Voting Guidelines by emailing RHJ at info@ricehall.com or by submitting a written request to:

         RHJ Proxy Voting Information
         600 West Broadway, Suite 1000
         San Diego, CA  92101

                       STATEMENT OF ADDITIONAL INFORMATION

                              TS&W EQUITY PORTFOLIO
                           TS&W FIXED INCOME PORTFOLIO
                       TS&W INTERNATIONAL EQUITY PORTFOLIO

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                         THOMPSON, SIEGEL & WALMSLEY LLC

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the TS&W Equity Portfolio, the TS&W Fixed-Income Portfolio and the TS&W International Equity Portfolio (each a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Funds for the fiscal year ended October 31, 2009, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2009 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Funds' 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9000 or by calling the Funds at 1-866-4TSW-FUN.

                                TABLE OF CONTENTS
THE TRUST......................................................................X
DESCRIPTION OF PERMITTED INVESTMENTS...........................................X
INVESTMENT POLICIES OF THE FUNDS...............................................X
INVESTMENT ADVISORY AND OTHER SERVICES.........................................X
PORTFOLIO MANAGERS.............................................................X
THE ADMINISTRATOR..............................................................X
THE DISTRIBUTOR................................................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES...........................................X
TRANSFER AGENT.................................................................X
CUSTODIAN......................................................................X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................X
LEGAL COUNSEL..................................................................X
TRUSTEES AND OFFICERS OF THE TRUST.............................................X
PURCHASING AND REDEEMING SHARES................................................X
DETERMINATION OF NET ASSET VALUE...............................................X
TAXES    ......................................................................X
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................X
PORTFOLIO HOLDINGS.............................................................X
DESCRIPTION OF SHARES..........................................................X
SHAREHOLDER LIABILITY..........................................................X
LIMITATION OF TRUSTEES' LIABILITY..............................................X
PROXY VOTING...................................................................X
CODES OF ETHICS................................................................X
5% AND 25% SHAREHOLDERS........................................................X
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2010                                                      [INSERT CODE]

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUNDS. The TS&W Equity Portfolio is the successor to the UAM Funds, Inc. TS&W Equity Portfolio (the "Predecessor Equity Fund"). The TS&W International Equity Portfolio is the successor to the UAM Funds, Inc. TS&W International Equity Portfolio (the "Predecessor International Equity Fund"). The TS&W Fixed Income Portfolio is the successor to the UAM Funds, Inc. TS&W Fixed Income Portfolio (the "Predecessor Fixed Income Fund" and, together with the Predecessor Equity Portfolio and the Predecessor International Equity Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Thompson, Siegel & Walmsley LLC ("TS&W" or the "Adviser") using the same investment objectives, strategies, policies and restrictions as those of the Funds. The Predecessor Equity Fund, the Predecessor International Equity Fund and the Predecessor Fixed Income Fund's dates of inception were July 17, 1992, December 18, 1992 and July 17, 1992, respectively. The Predecessor Equity Fund, the Predecessor International Equity Fund and the Predecessor Fixed Income Fund dissolved and reorganized into the TS&W Equity Portfolio, the TS&W International Equity Portfolio and the TS&W Fixed Income Portfolio, respectively, on June 24, 2002. All of the assets and liabilities of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

Each Fund's investment objectives and principal investment strategies are described in the prospectus. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following information supplements, and should be read in conjunction with, the prospectus.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

    o  payments of interest and principal are more frequent (usually monthly);
       and

    o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

    o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
    o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
    o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o  INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o  PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of that Fund.

o  EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o  CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch, Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that a Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o  PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

   o   Allowing it to expire and losing its entire premium;
   o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
   o   Closing it out in the secondary market at its current price.

o  SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.


A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

   o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

   o A call option on the same security or index with the same or lesser exercise price;

   o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

   o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

   o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, a Fund may cover the put option by, among other things:

   o   Entering into a short position in the underlying security;

   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

   o   Maintaining the entire exercise price in liquid securities.

o  OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o  OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o  COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

   o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

   o   Do not require an initial margin deposit.

   o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o  EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o  INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o  CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.


CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

   o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

   o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

   o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

   o   have to purchase or sell the instrument underlying the contract;

   o   not be able to hedge its investments; and

   o   not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

   o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

   o the facilities of the exchange may not be adequate to handle current trading volume;

   o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

   o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   o   actual and anticipated changes in interest rates;

   o   fiscal and monetary policies; and

   o   national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   o Factors affecting an entire industry, such as increases in production costs; and

   o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Funds can invest in foreign securities in a number of ways:

   o The Funds can invest directly in foreign securities denominated in a foreign currency;

   o The Funds can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

   o   The Funds can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

   o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

   o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

   o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

   o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

   o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

   o are generally more volatile than, and not as developed or efficient as, those in the United States.

   o   have substantially less volume.

   o trade securities that tend to be less liquid and experience rapid and erratic price movements.

   o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates.

   o employ trading, settlement and custodial practices less developed than those in U.S. markets.

   o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

   o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

   o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

   o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

   o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

   o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

   o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

   o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

   o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

   o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

   o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

   o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

   o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

   o   Have relatively unstable governments;

   o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

   o   Offer less protection of property rights than more developed countries;
       and

   o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

EXCHANGE-TRADED FUNDS ("ETFS")

Each Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

   o   Take advantage of an anticipated decline in prices.

   o   Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

   o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

   o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

   o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment policies are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of a Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Unless otherwise noted, the Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Each of the Funds will not:

1. Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

2. Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

3. Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

4. Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

5. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

6. Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

7. Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8. Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval.

Each of the Funds may:

1. not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

3. purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

4. purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

5.   invest in the securities of foreign issuers.

6. purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

7. invest in illiquid and restricted securities to the extent permitted by applicable law.

         The Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

8.   write covered call options and may buy and sell put and call options.

9.   enter into repurchase agreements.

10. lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

11.  sell securities short and engage in short sales "against the box."

12.  enter into swap transactions.

Further,

1. The Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchases without 60 days' prior written notice to shareholders.

2. The Fixed Income Portfolio may not change its investment strategy to invest at least 80% of its net assets in fixed income securities without 60 days' prior written notice to shareholders.

3. The International Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of foreign companies representing at least three countries other than the United States without 60 days' prior written notice to shareholders.

The foregoing percentages apply at the time of purchase.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Thompson, Siegel & Walmsley LLC, a Delaware limited liability company, located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, serves as each Fund's investment adviser. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of December 31, 2009, the Adviser had discretionary management authority with respect to approximately $xx billion in assets under management. The Adviser has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. In 1984, the Adviser became a wholly-owned subsidiary of United Asset Management Corporation, which was in turn purchased by London-based global financial services company Old Mutual plc in 2000. Today, the Adviser is a majority owned subsidiary of Old Mutual (US) Holdings Inc., which is marketed under the name Old Mutual Asset Management.

Old Mutual (US) Holdings Inc. is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual (US) Holdings Inc. has acquired or organized more than 50 affiliated firms. Currently, Old Mutual (US) Holdings Inc. has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the Advisory Agreement. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75%, 0.45%, and 1.00% of the average daily net assets of the Equity Portfolio, Fixed Income Portfolio and International Equity Portfolio, respectively. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50%, 0.75% and 1.75% of the average daily net assets of the Equity Portfolio, the Fixed Income Portfolio and the International Equity Portfolio, respectively. The Adviser intends to continue its fee reductions and expense limitations until further notice, but may discontinue them at any time.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the Adviser the following advisory fees:

---------------------- ---------------------------------- ------------------------------- -------------------------------------
                                                                                                    TOTAL FEES PAID
FUND                         CONTRACTUAL FEES PAID          FEES WAIVED BY THE ADVISER              (AFTER WAIVERS)
---------------------- ---------------------------------- ------------------------------- -------------------------------------
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
                          2007        2008        2009       2007       2008      2009       2007         2008         2009
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
Equity Portfolio         $399,002    $381,759      $xx         $0         $0       $xx      $399,002     $381,759       $xx
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
Fixed Income
Portfolio                $179,623    $220,851      $xx      $100,242   $98,634     $xx      $79,381      $122,217       $xx
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------
International Equity     $784,262    $793,570      $xx         $0         $0       $xx      $784,262     $793,570       $xx
Portfolio
---------------------- ----------- ------------ --------- ----------- --------- --------- ----------- ------------- -----------

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Compensation for the Adviser's investment professionals, including the lead portfolio managers for each of the Funds, is determined by a formal evaluation process each year. That evaluation includes the professional's own self-assessment of their year's work relative to their responsibilities, and also includes peer and supervisor evaluations. For example, the Adviser has a team that manages the TS&W Equity Portfolio and the lead portfolio manager for that team also has other responsibilities including:
Chairman of the Investment Policy Committee, specific research coverage responsibilities, portfolio management for over fifty individual portfolios, in addition to the Equity Portfolio, and client servicing for many of those portfolios. That manager does their own self-assessment; the Research Director evaluates their research responsibilities; the Management Committee evaluates their work as Chairman of the Investment Policy Committee; and the Portfolio Management Committee evaluates their portfolio management responsibilities. All of that input goes to the Remuneration Committee of the Adviser's Board and they determine the specific compensation, salary plus bonus, for the individual. In concurrence with Old Mutual (US) Holdings Inc., in May 2007, TS&W began to offer key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest to certain key employees as a component of long-term incentive compensation. Old Mutual (US) Holdings Inc. remains a majority owner. TS&W's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards that can exceed base salary. Additionally, there is a qualified profit sharing plan and a long-term incentive plan. The Funds' total assets under management are approximately X.XX% of the total firm assets. As previously stated, total compensation is not related to Fund performance.

The Adviser determines profitability for each of the Funds by prorating the respective assets in each Fund to its total firm assets and applying that percentage to the operating expenses of the firm and compensation of the firm.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

----------------------------- ------------------------------------------------------ --------------------------------
                                           DOLLAR RANGE OF FUND SHARES               AGGREGATE DOLLAR RANGE OF FUND
NAME                                                (FUND)(1)                              SHARES (FUNDS) (1)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
Elizabeth Cabell Jennings                 $xx - $xx (Equity Portfolio)                          $xx - $xx
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                       $xx - $xx (Fixed Income Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                   $xx - $xx (International Equity Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
William M. Bellamy                        $xx - $xx (Equity Portfolio)                          $xx - $xx
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                       $xx - $xx (Fixed Income Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                   $xx - $xx (International Equity Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
Brandon H. Harrell                        $xx - $xx (Equity Portfolio)                          $xx - $xx
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                       $xx - $xx (Fixed Income Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                   $xx - $xx (International Equity Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
Charles J. Wittmann                       $xx - $xx (Equity Portfolio)                          $xx - $xx
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                       $xx - $xx (Fixed Income Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------ --------------------------------
                                   $xx - $xx (International Equity Portfolio)
----------------------------- ------------------------------------------------------ --------------------------------

1  Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2009. [TS&W: PLEASE CONFIRM IF ANY OF THE ADVISORY FEES ARE BASED ON PERFORMANCE OF THE ACCOUNT]

--------------------------------- ------------------------------ ------------------------------ ---------------------------------
              NAME                    REGISTERED INVESTMENT         OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                                            COMPANIES                      VEHICLES
--------------------------------- ------------------------------ ------------------------------ ---------------------------------
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
                                                      TOTAL
                                   NUMBER OF         ASSETS         NUMBER OF       TOTAL        NUMBER TOTAL       ASSETS(1)
                                    ACCOUNTS      (IN MILLIONS)      ACCOUNTS       ASSETS        OF ACCOUNTS     (IN MILLIONS)
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
Elizabeth Cabell Jennings             xx             $xx              xx             $xx              xx              $xx
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
Charles J. Wittmann                   xx             $xx              xx             $xx              xx              $xx
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
William M. Bellamy                    xx             $xx              xx             $xx              xx              $xx
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------
Brandon H. Harrell                    xx             $xx              xx             $xx              xx              $xx
--------------------------------- ------------ ----------------- ------------- ---------------- --------------- -----------------

1 TS&W manages most products on a team basis. The numbers reflected in the chart reflects the assignments of all managers on the product team to the total number of accounts and assets managed in that strategy.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991 as amended and restated November 12, 2002, and as amended (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in average daily net assets, 0.10% for the next $250 million in average daily net assets, 0.08% for the next $250 million in average daily net assets and 0.04% for all average daily net assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following administration fees:

--------------------------------- ------------------------------------------------------------------------
                                                       ADMINISTRATION FEES PAID
FUND
--------------------------------- ------------------------------------------------------------------------
--------------------------------- -------------------- ------------------------ --------------------------
                                         2007                   2008                      2009
--------------------------------- -------------------- ------------------------ --------------------------
--------------------------------- -------------------- ------------------------ --------------------------
Equity Portfolio                       $108,770                $99,485                     $xx
--------------------------------- -------------------- ------------------------ --------------------------
--------------------------------- -------------------- ------------------------ --------------------------
Fixed Income Portfolio                  $81,277                $96,261                     $xx
--------------------------------- -------------------- ------------------------ --------------------------
--------------------------------- -------------------- ------------------------ --------------------------
International Equity Portfolio         $159,953               $154,495                     $xx
--------------------------------- -------------------- ------------------------ --------------------------

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 12, 2002, as amended ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees;

   reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- -------------------------------------------- -----------------------------------------------
        NAME                  DOLLAR RANGE OF FUND SHARES                 AGGREGATE DOLLAR RANGE OF SHARES
                                       (FUND)(1)                         (ALL FUNDS IN FUND COMPLEX)(1,2)
--------------------- -------------------------------------------- -----------------------------------------------
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
       Doran                             None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
       Nesher                            None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
      Carlbom                            None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
        Darr                             None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
      Johnson                            None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
     Krikorian                           None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
       Storey                            None                                           None
--------------------- -------------------------------------------- -----------------------------------------------
--------------------- -------------------------------------------- -----------------------------------------------
      Sullivan                           None                                           None
--------------------- -------------------------------------------- -----------------------------------------------

1  Valuation date is December 31, 2009.
2  The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
                                           PENSION OR RETIREMENT       ESTIMATED ANNUAL
                                          BENEFITS ACCRUED AS PART       BENEFITS UPON      TOTAL COMPENSATION FROM THE TRUST AND
     NAME         AGGREGATE COMPENSATION      OF FUND EXPENSES            RETIREMENT                  FUND COMPLEX(1)
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Doran                      $0                       n/a                      n/a                $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Nesher                     $0                       n/a                      n/a               $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Carlbom                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Darr                      $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Johnson                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Krikorian                 $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Storey                    $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Sullivan                  $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------

1  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ ------------------------ ---------------------------------------------------- ------------------------
       NAME AND            POSITION WITH TRUST                                                           OTHER DIRECTORSHIPS
     DATE OF BIRTH         AND LENGTH OF TERM            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                  HELD
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Philip T. Masterson      President                Managing Director of SEI Investments since 2006.     None.
(03/12/64)               (since 2008)             Vice President and Assistant Secretary of the
                                                  Administrator from 2004 to 2006. General
                                                  Counsel of Citco Mutual Fund Services from
                                                  2003 to 2004. Vice President and Associate
                                                  Counsel for the Oppenheimer Funds from 2001 to
                                                  2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Lawson           Treasurer, Controller    Director, SEI Investments, Fund Accounting since     None.
(10/08/60)               and Chief Financial      July 2005. Manager, SEI Investments, Fund
                         Officer (since 2005)     Accounting from April 1995 to February 1998 and
                                                  November 1998 to July 2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Russell Emery            Chief Compliance         Chief Compliance Officer of SEI Structured Credit    None.
(12/18/62)               Officer                  Fund, LP and SEI Alpha Strategy Portfolios, LP
                         (since 2006)             since June 2007. Chief Compliance Officer of SEI
                                                  Opportunity Fund, L.P., SEI Institutional Managed
                                                  Trust, SEI Asset Allocation Trust, SEI
                                                  Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI Daily Income
                                                  Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust since March 2006. Director of Investment
                                                  Product Management and Development, SEI
                                                  Investments, since February 2003; Senior
                                                  Investment Analyst - Equity Team, SEI Investments,
                                                  from March 2000 to February 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Carolyn Mead             Vice President and       Counsel at SEI Investments since 2007. Associate     None.
(07/08/57)               Assistant Secretary      at Stradley, Ronon, Stevens & Young from 2004 to
                         (since 2007)             2007. Counsel at ING Variable Annuities from 1999
                                                  to 2002.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Timothy D. Barto         Vice President and       General Counsel and Secretary of SIMC and the        None.
(03/28/68)               Assistant Secretary      Administrator since 2004.  Vice President of SIMC
                         (since 1999)             and the Administrator since 1999.  Vice President
                                                  and Assistant Secretary of SEI Investments since
                                                  2001.  Assistant Secretary of SIMC, the
                                                  Administrator and the Distributor, and Vice
                                                  President of the Distributor from 1999 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
James Ndiaye             Vice President           Vice President and Assistant Secretary of SIMC       None.
(09/11/68)               and Assistant Secretary  since 2005.  Vice President at Deutsche Asset
                         (since 2004)             Management from 2003 to 2004.  Associate at
                                                  Morgan, Lewis & Bockius LLP from 2000 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Joseph Gallo             Vice President           Counsel at SEI Investments since 2007. Associate     None.
(04/29/73)               and Secretary            Counsel at ICMA-RC from 2004 to 2007.  Assistant
                         (since 2007)             Secretary of The VantageTrust Company in 2007.
                                                  Assistant Secretary of The Vantagepoint Funds from
                                                  2006 to 2007.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Andrew S. Decker         AML Officer              Compliance Officer and Product Manager of SEI        None.
(08/22/63)               (since 2008)             Investments since 2005. Vice President of Old
                                                  Mutual Capital from 2000 to
2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Beattie          Vice President           Director of Client Service at SEI since 2004.        None.
(03/13/65)               (since 2009)
------------------------ ------------------------ ---------------------------------------------------- ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. The TS&W Fixed Income Portfolio does not anticipate making distributions that will be designated as qualified dividend income. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------- -----------------------------------------------------------------------------
                                                   AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
FUND
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -------------------------- -------------------------- -----------------------
                                                  2007                       2008                      2009
--------------------------------------- -------------------------- -------------------------- -----------------------
--------------------------------------- -------------------------- -------------------------- -----------------------
Equity Portfolio                                 $49,735                    $42,097                    $xx
--------------------------------------- -------------------------- -------------------------- -----------------------
--------------------------------------- -------------------------- -------------------------- -----------------------
Fixed Income Portfolio                             $0                       $1,283                     $xx
--------------------------------------- -------------------------- -------------------------- -----------------------
--------------------------------------- -------------------------- -------------------------- -----------------------
International Equity Portfolio                  $212,826                    $74,883                    $xx
--------------------------------------- -------------------------- -------------------------- -----------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Funds' Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2009, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------ -------------------------------------- ---------------------------------------
                                                                              TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE       INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                   COMMISSIONS FOR RESEARCH SERVICES               RESEARCH SERVICES
------------------------------------ -------------------------------------- ---------------------------------------
------------------------------------ -------------------------------------- ---------------------------------------
Equity Portfolio                                      $xx                                    $xx
------------------------------------ -------------------------------------- ---------------------------------------
------------------------------------ -------------------------------------- ---------------------------------------
Fixed Income Portfolio                                $xx                                    $xx
------------------------------------ -------------------------------------- ---------------------------------------
------------------------------------ -------------------------------------- ---------------------------------------
International Equity Portfolio                        $xx                                    $xx
------------------------------------ -------------------------------------- ---------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.] [TO BE CONFIRMED]

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2009, the TS&W Equity Portfolio held [INSERT HOLDINGS] valued at $XX. As of October 31, 2009, the TS&W International Equity Portfolio held equity securities of [INSERT HOLDINGS] valued at $XX. As of October 31, 2009, the TS&W Fixed Income Portfolio held debt securities of [INSERT HOLDINGS] valued at $XX.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates for each of the Funds were as follows:

-------------------------------- ----------------------------------------------------------------------
                                                        PORTFOLIO TURNOVER RATES
------------------------------------ ------------------------------------------------------------------
------------------------------------ ------------------------------- ----------------------------------
FUND                                              2008                              2009
------------------------------------ ------------------------------- ----------------------------------
------------------------------------ ------------------------------- ----------------------------------
Equity Portfolio                                  46%                                $XX
------------------------------------ ------------------------------- ----------------------------------
------------------------------------ ------------------------------- ----------------------------------
Fixed Income Portfolio                            103%                               $XX
------------------------------------ ------------------------------- ----------------------------------
------------------------------------ ------------------------------- ----------------------------------
International Equity Portfolio                    40%                                $XX
------------------------------------ ------------------------------- ----------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund discloses a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and each Fund's complete schedule of investments following the 2nd and 4th fiscal quarters, is available in the Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-4TSW-FUN.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipients of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX: (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Funds. The Funds believe that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) that Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

TS&W EQUITY PORTFOLIO

SHAREHOLDER AND SHAREHOLDER ADDRESS                  NUMBER OF SHARES           PERCENT
-----------------------------------                  ----------------           -------


TS&W FIXED INCOME PORTFOLIO

SHAREHOLDER AND SHAREHOLDER ADDRESS                  NUMBER OF SHARES           PERCENT
-----------------------------------                  ----------------           -------



TS&W INTERNATIONAL EQUITY PORTFOLIO

SHAREHOLDER AND SHAREHOLDER ADDRESS                  NUMBER OF SHARES           PERCENT
-----------------------------------                  ----------------           -------

                       APPENDIX A - DESCRIPTION OF RATINGS


MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o  Leading market positions in well-established industries.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC AND C
            Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardized.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favourable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

     AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. `BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category

SPECULATIVE GRADE

     BB:      Speculative.

            `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B:     Highly speculative.

                o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

     CC: For issuers and performing obligations, default of some kind appears probable.

                o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of `R4' (average) or `R5' (below average).

     Grade  C: For issuers and performing obligations, default is imminent.

                o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

                o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

                o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

                o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative

Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term `put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

`PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services ("ISS") which is an indirect wholly-owned subsidiary of Risk Metrics Group, Inc. ("RMG"). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS's core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W's behalf under the guidance of ISS's standard voting guidelines which include:

o  Operational Issues                                   o  Corporate Responsibility
o  Board of Directors                                      o  Consumer Issues and Public Safety
o  Proxy Contests                                          o  Environment and Energy
o  Anti-takeover Defenses and Voting Related Issues        o  General Corporate Issues
o  Mergers and Corporate Restructurings                    o  Labor Standards and Human Rights
o  State of Incorporation                                  o  Military Business
o  Capital Structure                                       o  Workplace Diversity
o  Executive & Director Compensation                    o  Mutual Fund Proxies
   o  Equity Compensation Plans
   o  Specific Treatment of Certain Award Types in Equity Plan Evaluations
   o  Other Compensation Proposals & Policies
   o  Shareholder Proposals on Compensation

TS&W's proxy coordinator is responsible for monitoring ISS's voting procedures on an ongoing basis. TS&W's general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.

    o A complete summary of ISS's voting guidelines, domestic & foreign, are available at:

       HTTP://WWW.RISKMETRICS.COM/SITES/DEFAULT/FILES/2008POLICYUSSUMMARY
                  GUIDELINES.PDF

       HTTP://WWW.RISKMETRICS.COM/SITES/DEFAULT/FILES/2008POLICYINTERNATIONAL
                  SUMMARYGUIDELINES.PDF

CONFLICTS OF INTEREST

    o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS's standard policy guidelines which are derived independently from TS&W.

PROXY VOTING PROCESS:

    o Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client's behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

    o The Proxy Coordinator will monitor the voting process at ISS via Governance Analytics website (ISS's online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

    o For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients' custodian.

    o TS&W will be responsible for account maintenance - opening and closing of accounts, transmission of holdings and account environment monitoring.

    o Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W's Investment Policy Committee or product managers in these types of situations.

    o  All proxies are voted solely in the best interest of clients.

    o Proactive communication takes place via regular meetings with ISS's Client Relations Team.

PRACTICAL LIMITATIONS RELATING TO PROXY VOTING

While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

    o LIMITED VALUE. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,

    o UNJUSTIFIABLE COST. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W's judgment, outweigh the economic benefits of voting.

    o SECURITIES LENDING. Certain of TS&W's clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

    o FAILURE TO RECEIVE PROXY STATEMENTS. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account's proxy statement in time to vote the proxy.

PROXY VOTING RECORDS & REPORTS

    o The proxy information is maintained by ISS. on TS&W's behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol,
       (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W's Proxy Coordinator coordinates retrieval and report production as required or requested.

    o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free (800) 697-1056.

                       STATEMENT OF ADDITIONAL INFORMATION

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                            PNC CAPITAL ADVISORS, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the United Association S&P 500 Index Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the prospectus dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectus. The financial statements with respect to the Fund for the fiscal year ended October 31, 2009, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in the 2009 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9000 or by calling the Fund at 1-888-766-8043.


                                TABLE OF CONTENTS

THE TRUST......................................................................x
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES................x
DESCRIPTION OF PERMITTED INVESTMENTS...........................................x
INVESTMENT LIMITATIONS.........................................................x
THE ADVISER....................................................................x
PORTFOLIO MANAGERS.............................................................x
THE ADMINISTRATOR..............................................................x
THE DISTRIBUTOR................................................................x
PAYMENTS TO FINANCIAL INTERMEDIARIES...........................................x
THE TRANSFER AGENT.............................................................x
THE CUSTODIAN..................................................................x
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................x
LEGAL COUNSEL..................................................................x
TRUSTEES AND OFFICERS OF THE TRUST.............................................x
PURCHASING AND REDEEMING SHARES................................................x
DETERMINATION OF NET ASSET VALUE...............................................x
TAXES    ......................................................................x
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES........................x
PORTFOLIO HOLDINGS.............................................................x
ADDITIONAL INFORMATION ABOUT THE TRUST ........................................x
PROXY VOTING ..................................................................x
5% AND 25% SHAREHOLDERS........................................................x
INDEX INFORMATION..............................................................x
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ...........................B-1

March 1, 2010                                                      [INSERT CODE]

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust reserves the right to create and issue additional classes of shares.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer multiple classes of shares of its funds. The Fund currently offers institutional shares ("Class I") and retail shares ("Class II"). Additional classes may be created from time to time. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on distribution expenses, see "The Distributor."

HISTORY OF THE FUND. The Fund is the successor to the Financial Investors Trust United Association S&P 500 Index Fund (the "Predecessor Fund"). The Predecessor Fund was managed by National City Investment Management Company using the same investment objective, strategies, policies and restrictions as those used by the Fund. On June 13, 2005, National City Investment Management Company changed its name to Allegiant Asset Management Company. The Predecessor Fund's date of inception was March 1, 2000. The Predecessor Fund dissolved and reorganized into the Fund on March 10, 2003. Substantially all of the assets of the Predecessor Fund were transferred to the Fund in connection with its commencement of operations on March 10, 2003.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). S&P selects the stocks for the S&P 500 Index on a statistical basis. As of December 31, 2008, the stocks in the S&P 500 Index had an average market capitalization of $76.2 billion and the total market capitalization of all U.S. common stocks was $10.6 trillion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

FUND INVESTMENT STRATEGY. Under normal circumstances, the Fund invests substantially all of its total assets in the stocks that comprise the S&P 500 Index in approximately the same percentages as the stocks represented in the Index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 Index stock index futures contracts, Standard & Poor's Depository Receipts, or other ETFs. The Adviser believes that using active management techniques for a small portion of the Fund's assets may increase the correlation between the Fund's net return after expenses and the return of the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the Index. The Fund may purchase a security that is scheduled to be included in the S&P 500 Index prior to the effective inclusion date. The Fund may temporarily continue to hold a security that has been deleted from the S&P 500 Index pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market instruments. If the Adviser deems it necessary, the Fund may exclude a stock listed on the Index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

CORRELATION WITH THE S&P 500 INDEX. While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500 Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things: Fund expenses, including brokerage (which may be increased by high portfolio turnover); the Fund holding less than all of the securities in the S&P 500 Index; Fund share prices being rounded to the nearest cent; changes to the S&P 500 Index that are not disseminated in advance; changes in the manner in which S&P calculates its index; the timing of purchases and redemptions; and/or the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. The Adviser monitors the correlation of the performance of the Fund in relation to the Index under the supervision of the Board of Trustees (the "Board"). The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index.

THE INDEXING APPROACH. The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 Index (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling. The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case.

The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund.

The common stock of PNC Financial Services Group, Inc. ("PNC"), the indirect parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of PNC in approximately the same proportion as the percentage PNC common stock represents in the S&P 500 Index. As of December 31, 2009, PNC common stock represented X.XX% of the S&P 500 Index.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies.

BORROWING. The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this situation, the Fund will not purchase securities while borrowing represents more than 5% of its total assets.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund intends to use futures and options in accordance with Rule
4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when the Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

The Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, the Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, the Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with the Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RESTRICTED AND ILLIQUID SECURITIES. While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to
Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

EXCHANGE-TRADED FUNDS ("ETFS")

Each Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("Standard & Poor's") or Moody's Investors Services Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SWAP AGREEMENTS. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES.

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, and tax-free state obligations; (b) wholly owned financial companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) personal credit and business credit businesses will be considered separate industries.

3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

5. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

6. Invest in commodities, except that, as consistent with its investment objective and policies, the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

NON-FUNDAMENTAL POLICIES.

The Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

The Fund may not:

1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with the Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4.   Purchase securities of companies for the purpose of exercising control.

5.   Hold more than 15% of its net assets in illiquid securities.

6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with the Fund's investment practices described in the prospectus or this SAI are not deemed to be pledged for purposes of this limitation.

For purposes of the above investment limitations, and except for the Fund's policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed the limitation, the Fund will take steps to bring the aggregate amount of illiquid securities back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. PNC Capital Advisors, LLC serves as the Fund's investment adviser and manages the Fund's assets on a day-to-day basis. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The principal business address of the Adviser is Two Hopkins Plaza, Baltimore, MD 21201. The Adviser is an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc., a diversified financial services organization providing consumer and business banking; specialized services for corporations and government entities including corporate banking, real estate finance and asset-backed lending; wealth management; asset management; and global fund services. As of December 31, 2009, the Adviser had discretionary management authority with respect to approximately $___ billion in assets under management.

On September 29, 2009, Allegiant Asset Management Company, the Fund's former investment adviser, and PNC Capital Advisors, Inc. merged to form the Adviser. Other than the change in the principal executive officers and directors of PNC Capital Advisors, LLC, all other aspects of the relationship between the Fund and its investments adviser, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Fund, remain unchanged.

ADVISORY AGREEMENT WITH THE TRUST. The Trust, on behalf of the Fund, and the Adviser have entered into an investment advisory agreement dated ____, 2009 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the agreement.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.095% of the average daily net assets of the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Adviser the following advisory fees:

------------------------------------------ ------------------------------------ -----------------------------------------
          CONTRACTUAL FEES PAID                  FEES WAIVED BY ADVISER             TOTAL FEES PAID (AFTER WAIVERS)
------------------------------------------ ------------------------------------ -----------------------------------------
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------
     2007          2008         2009          2007       2008         2009          2007         2008          2009
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------
   $278,284      $233,138        $xx       $47,925(1)     $0          $xx         $230,359     $233,138         $xx
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------

1 Prior to March 20, 2007, the Adviser voluntarily agreed to waive 0.04% of its investment advisory fee.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus is determined generally based on the Fund's and the other accounts' calendar year performance after taxes as compared to the benchmark, the S&P 500 Index, as well as subjective factors, such as teamwork, ideas and supervisory responsibilities. Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act, as amended ("1934 Act").

--------------------------------- ---------------------------------------------------
NAME                                       DOLLAR RANGE OF FUND SHARES(1)
--------------------------------- ---------------------------------------------------
--------------------------------- ---------------------------------------------------
Hitesh Patel                                          $xx - $xx
--------------------------------- ---------------------------------------------------
--------------------------------- ---------------------------------------------------
Chen Chen                                             $xx - $xx
--------------------------------- ---------------------------------------------------

1   Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. [TO BE CONFIRMED] The information below is provided as of October 31, 2009.

-------------------- ------------------------------ ---------------------------------- -------------------------------------
                        REGISTERED INVESTMENT
                               COMPANIES             OTHER POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
-------------------- ------------------------------ ---------------------------------- -------------------------------------
-------------------- ---------------- ------------- --------------- ------------------ ----------------- -------------------
                        NUMBER OF                      NUMBER OF                           NUMBER OF
NAME                     ACCOUNTS       TOTAL ASSETS    ACCOUNTS        TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS
-------------------- ---------------- ------------- --------------- ------------------ ----------------- -------------------
-------------------- ---------------- ------------- --------------- ------------------ ----------------- -------------------
Hitesh Patel               xx             $xx             xx               $xx                xx                $xx
-------------------- ---------------- ------------- --------------- ------------------ ----------------- -------------------
-------------------- ---------------- ------------- --------------- ------------------ ----------------- -------------------
Chen Chen                  xx             $xx             xx               $xx                xx                $xx
-------------------- ---------------- ------------- --------------- ------------------ ----------------- -------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.02% of the average daily net assets of the Fund, subject to minimum fees as described in the Administration Agreement. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following administration fees:

------------------------------------------- ------------------------------------ -------------------------------------------
          CONTRACTUAL FEES PAID                         FEES WAIVED                   TOTAL FEES PAID (AFTER WAIVERS)
------------------------------------------- ------------------------------------ -------------------------------------------
---------------- ------------ ------------- ---------- ----------- ------------- ------------- ------------- ---------------
     2007           2008          2009        2007        2008         2009          2007          2008           2009
---------------- ------------ ------------- ---------- ----------- ------------- ------------- ------------- ---------------
---------------- ------------ ------------- ---------- ----------- ------------- ------------- ------------- ---------------
    $58,582        $46,458        $xx          $0          $0          $xx         $58,582       $46,458          $xx
---------------- ------------ ------------- ---------- ----------- ------------- ------------- ------------- ---------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 as amended and restated November 12, 2002 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, PA 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Plan provides that Class II shares of the Fund will pay the Distributor a fee not to exceed 0.10% of the Fund's average daily net assets attributable to Class II shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. During the most recently completed fiscal year, the Fund limited this amount to 0.05%. [TO BE CONFIRMED] The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

12B-1 FEE PAYMENTS. For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the Distributor the following fees pursuant to the Plan:

------------------------------------------------------------- -------------------------------------------------------------
                      12B-1 FEES PAID                                    12B-1 FEES RETAINED BY THE DISTRIBUTOR
------------------------------------------------------------- -------------------------------------------------------------
-------------------- -------------------- ------------------- ------------------- ------------------ ----------------------
       2007                 2008                 2009                2007               2008                 2009
-------------------- -------------------- ------------------- ------------------- ------------------ ----------------------
-------------------- -------------------- ------------------- ------------------- ------------------ ----------------------
      $7,097               $15,375               $xx                $7,097             $15,375                $xx
-------------------- -------------------- ------------------- ------------------- ------------------ ----------------------

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111 (the "Transfer Agent"), serves as transfer agent and Boston Financial Data Services, Inc. ("BFDS") serves as the servicing agent for the Fund under a transfer agency agreement with the Trust. The structure of the fee agreement with the Transfer Agent is based upon the size, type and number of accounts and transactions made by shareholders. The Fund compensates BFDS for its services.

THE CUSTODIAN

National City Bank, National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114 (the "Custodian"), serves as the Fund's custodian under a custody agreement with the Trust. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant     Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund (column one) as well as the aggregate dollar amount range of each Trustee's "beneficial ownership" of shares of each fund (including the Fund) in the Trust (column two). This information is provided as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- -------------------------------------------- ---------------------------------------------------
        NAME                  DOLLAR RANGE OF FUND SHARES                   AGGREGATE DOLLAR RANGE OF SHARES
                                       (FUND)(1)                                   (ALL FUNDS) (1,2)
--------------------- -------------------------------------------- ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
       Doran                             None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
       Nesher                            None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
      Carlbom                            None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
        Darr                             None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
      Johnson                            None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
     Krikorian                           None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
       Storey                            None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------
--------------------- -------------------------------------------- ---------------------------------------------------
      Sullivan                           None                                             None
--------------------- -------------------------------------------- ---------------------------------------------------

1   Valuation date is December 31, 2009.
2   The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
                                            PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                           BENEFITS ACCRUED AS PART     BENEFITS UPON      TOTAL COMPENSATION FROM THE TRUST AND
      NAME       AGGREGATE COMPENSATION        OF FUND EXPENSES           RETIREMENT                  FUND COMPLEX(1)
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Doran                      $0                       n/a                      n/a                $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Nesher                     $0                       n/a                      n/a               $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Carlbom                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Darr                      $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Johnson                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Krikorian                 $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Storey                    $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Sullivan                  $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------

1  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ ------------------------ ---------------------------------------------------- ------------------------
       NAME AND            POSITION WITH TRUST                                                           OTHER DIRECTORSHIPS
     DATE OF BIRTH         AND LENGTH OF TERM            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                  HELD
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Philip T. Masterson      President                Managing Director of SEI Investments since 2006.     None.
(03/12/64)               (since 2008)             Vice President and Assistant Secretary of the
                                                  Administrator from 2004 to 2006. General
                                                  Counsel of Citco Mutual Fund Services from
                                                  2003 to 2004. Vice President and Associate
                                                  Counsel for the Oppenheimer Funds from 2001 to
                                                  2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Lawson           Treasurer, Controller    Director, SEI Investments, Fund Accounting since     None.
(10/08/60)               and Chief Financial      July 2005. Manager, SEI Investments, Fund
                         Officer                  Accounting from April 1995 to February 1998 and
                         (since 2005)             November 1998 to July 2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Russell Emery            Chief Compliance         Chief Compliance Officer of SEI Structured Credit    None.
(12/18/62)               Officer                  Fund, LP and SEI Alpha Strategy Portfolios, LP
                         (since 2006)             since June 2007. Chief Compliance Officer of SEI
                                                  Opportunity Fund, L.P., SEI Institutional Managed
                                                  Trust, SEI Asset Allocation Trust, SEI
                                                  Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI Daily Income
                                                  Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust since March 2006. Director of Investment
                                                  Product Management and Development, SEI
                                                  Investments, since February 2003; Senior
                                                  Investment Analyst - Equity Team, SEI Investments,
                                                  from March 2000 to February 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Carolyn Mead             Vice President and       Counsel at SEI Investments since 2007. Associate     None.
(07/08/57)               Assistant Secretary      at Stradley, Ronon, Stevens & Young from 2004 to
                         (since 2007)             2007. Counsel at ING Variable Annuities from 1999
                                                  to 2002.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Timothy D. Barto         Vice President and       General Counsel and Secretary of SIMC and the        None.
(03/28/68)               Assistant Secretary      Administrator since 2004.  Vice President of SIMC
                         (since 1999)             and the Administrator since 1999.  Vice President
                                                  and Assistant Secretary of SEI Investments since
                                                  2001.  Assistant Secretary of SIMC, the
                                                  Administrator and the Distributor, and Vice
                                                  President of the Distributor from 1999 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
James Ndiaye             Vice President           Vice President and Assistant Secretary of SIMC       None.
(09/11/68)               and Assistant Secretary  since 2005.  Vice President at Deutsche Asset
                         (since 2004)             Management from 2003 to 2004.  Associate at
                                                  Morgan, Lewis & Bockius LLP from 2000 to 2003.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Joseph Gallo             Vice President           Counsel at SEI Investments since 2007. Associate     None.
(04/29/73)               and Secretary            Counsel at ICMA-RC from 2004 to 2007.  Assistant
                         (since 2007)             Secretary of The VantageTrust Company in 2007.
                                                  Assistant Secretary of The Vantagepoint Funds from
                                                  2006 to 2007.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Andrew S. Decker         AML Officer              Compliance Officer and Product Manager of SEI        None.
(08/22/63)               (since 2008)             Investments since 2005. Vice President of Old
                                                  Mutual Capital from 2000 to
2005.
------------------------ ------------------------ ---------------------------------------------------- ------------------------
------------------------ ------------------------ ---------------------------------------------------- ------------------------
Michael Beattie          Vice President           Director of Client Service at SEI since 2004.        None.
(03/13/65)               (since 2009)
------------------------ ------------------------ ---------------------------------------------------- ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the NYSE is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------- ------------------------------------------------------------------------------------
                                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------- ------------------------------------------------------------------------------------
------------------------------- --------------------------- -------------------------- -----------------------------
FUND                                       2007                       2008                         2009
------------------------------- --------------------------- -------------------------- -----------------------------
------------------------------- --------------------------- -------------------------- -----------------------------
UA S&P 500 Index Fund                    $40,236                     $25,818                       $xx
------------------------------- --------------------------- -------------------------- -----------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the account that paid commissions to the broker providing such services. Information so received by the Fund or any other specific client Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

[For the fiscal year ended October 31, 2009, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.] [TO BE CONFIRMED]

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund did not pay brokerage commissions on portfolio transactions effected by affiliated brokers.] [TO BE CONFIRMED FOR OCTOBER 31, 2009]

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of the fiscal year ended October 31, 2009, the Fund held equity securities of XX valued at $XX.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission ("SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. For the Fund's two most recently completed fiscal years ended October 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:

----------------------- ----------------------------------------------------------------------------------
                                                          PORTFOLIO TURNOVER RATES
------------------------------------ ---------------------------------------------------------------------
------------------------------------ -------------------------------- ------------------------------------
FUND                                              2008                               2009
------------------------------------ -------------------------------- ------------------------------------
------------------------------------ -------------------------------- ------------------------------------
       UA S&P 500 Index Fund                       18%                                XX%
------------------------------------ -------------------------------- ------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-766-8043.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper, Morningstar, Inc, Thomson Financial, Bloomberg and ICI (portfolio analysis) may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than quarterly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than five days after the date of the information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

ADDITIONAL INFORMATION ABOUT THE TRUST

DESCRIPTION OF SHARES. The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY. The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS. The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has appointed ProxyVote Plus, LLC ("ProxyVote Plus"), a proxy consulting service, to act as the Fund's agent in exercising the proxy voting rights appurtenant to securities held by the Fund in a manner consistent with the policies adopted by ProxyVote Plus, and subject to the general oversight by the Board. ProxyVote Plus' proxy voting policies are designed to vote proxies in favor of shareholder interests following a case-by-case review of the merits of each proxy by ProxyVote Plus. In addition, ProxyVote Plus' proxy voting policies permit ProxyVote Plus to initiate shareholder proposals on the Fund's behalf in cases where ProxyVote Plus reasonably believes that such proposals are in the best interests of the Fund's shareholders. These policies and procedures are included in Appendix B to this SAI.

Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA"), the Board has considered the recommendations of the UA in appointing ProxyVote Plus as the Fund's proxy voting agent.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-888-766-8043; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers.


CLASS I:

SHAREHOLDER/ADDRESS                           NUMBER OF SHARES          %
-------------------                           ----------------          -



CLASS II:

SHAREHOLDER/ADDRESS                           NUMBER OF SHARES          %
-------------------                           ----------------          -

INDEX INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to IMC (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by the Fund how it is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       APPENDIX A - DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o  Leading market positions in well-established industries.

         o  High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

o Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

PROXYVOTE PLUS, LLC PROXY VOTING POLICIES AND PROCEDURES

Consistent with our obligations pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 addressing an investment adviser's fiduciary obligation to our clients when the adviser has authority to vote their proxies, ProxyVote Plus
(PVP) has adopted the following written policies and procedures. These policies and procedures are reasonably designed to ensure that PVP votes our clients' proxies in the clients' best interests. Further, these policies and procedures discuss the means by which PVP discloses to clients how their proxies are voted. Finally, these policies and procedures discuss how PVP resolves material conflicts of interest with clients. These policies and procedures are being sent to all clients; are described on PVP's Form ADV, Schedule F; and are available on PVP's website at www.proxyvoteplus.com. Additional copies are available upon request.

VOTING CLIENT PROXIES

PVP is committed to voting all proxies in the best interests of our clients. PVP has worked closely with our clients' administrators and custodial banks to establish a system in which the clients' proxies are sent directly to PVP. The majority of our clients' custodial banks have agreements with Automatic Data Processing, Inc. (ADP) and have chosen ADP to act as the intermediary for delivering proxy material from the issuer to the custodial banks' clients, which are also clients of PVP. PVP has also entered into an agreement with ADP Financial Information Services, Inc. by which ADP electronically transmits ballots to PVP automatically on a daily basis. In addition to receiving electronic ballots, a small percentage of ballots and proxy statements are mailed to PVP and Yvette Gonzalez, Director of Operations, is responsible for manually entering those ballots into our system for record-keeping purposes and transmitting instructions for those ballots.

Once proxy ballots have been received, the appropriate vote needs to be determined. Under the supervision of Craig Rosenberg, PVP's President, William Arndt, PVP's Researcher, evaluates all proposals included on the proxy ballots and determines the appropriate vote consistent with ProxyVote Plus's Proxy Voting Guidelines, a copy of which is incorporated herein, included with clients' proxy voting reports, and is also available upon request. PVP has entered into an agreement with Institutional Shareholder Services' Proxy Voter Services division to provide independent research that PVP utilizes as it analyzes the proposals presented for vote. PVP also utilizes the proxy statements and other appropriate information in determining proxy votes in our clients' best interest. Once the votes have been determined, they are entered into ADP's ProxyEdge system and electronically transmitted back to ADP. A narrative explaining the rationale for each vote cast is also prepared and stored in PVP's proprietary record-keeping system.

DISCLOSING VOTES TO CLIENTS

PVP provides clients an annual report (or semi-annual if so requested) identifying all proxy votes it has cast for those clients, including the proposals presented for vote, how PVP voted, and a written explanation for those votes. These reports are provided both electronically and in hard copy to all clients.

RESOLVING MATERIAL CONFLICTS OF INTEREST

PVP sincerely endeavors to avoid material conflicts of interest with our clients. PVP has adopted a written Code of Ethics that is available to all clients upon request. All PVP managers and employees have been provided the Code of Ethics and acknowledged in writing their commitment to observe all of its provisions. PVP believes that it has taken reasonable steps to avoid conflicts of interest with our clients. Most important, all PVP managers and employees involved in any way in determining proxy votes or otherwise involved in the process of voting proxies have pledged not to purchase, sell or otherwise acquire or dispose of any publicly-traded securities and certify in writing their compliance with this pledge on a quarterly basis.

A potential conflict of interest relates to PVP's shareowner activism services by which PVP assists clients and other Taft-Hartley funds in researching and sponsoring shareholder proposals on which PVP may later cast votes on behalf of clients. To resolve this potential conflict, PVP determines all such votes consistent with its guidelines and always in the best interest of our clients. The shareholder proposals that PVP helps prepare relate to fundamental corporate governance issues designed to protect the interests of our clients as shareowners, such as proposals to minimize companies' auditor's conflicts of interest or to request that companies expense stock options so that their income statements will be more accurate. PVP uniformly supports such shareholder proposals, whether or not the proposal is sponsored by a client; a potential client; a sponsor affiliated with a client or potential client; or a party unknown to PVP. PVP also discloses, in the proxy voting reports provided to clients, all shareholder proposals it has assisted clients in preparing or sponsoring. Craig Rosenberg, PVP's President, is responsible for overseeing client relationships and identifying any conflicts of interest that may exist between PVP's clients and the companies with respect to which PVP casts proxy votes.

CONCLUSION

PVP has adopted these written policies and procedures to ensure that all votes are cast in our clients' best interest; to address material conflicts of interest; and to discuss the means by which we disclose all votes to our clients. Craig Rosenberg, President, is responsible for overseeing all compliance issues and should be contacted with any questions or comments.

PROXYVOTE PLUS PROXY VOTING GUIDELINES

This statement sets forth the proxy voting policy of ProxyVote Plus, LLC. The Department of Labor has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. ProxyVote Plus is a registered investment adviser under the Investment Advisors Act of 1940.

ProxyVote Plus shall vote the proxies of its clients solely in the best interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. ProxyVote Plus shall not subordinate the interests of participants and beneficiaries to unrelated objectives. ProxyVote Plus shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due ProxyVote Plus's clients have not been received, ProxyVote Plus will make reasonable efforts to obtain missing proxies. ProxyVote Plus is not responsible for voting proxies it does not receive.

ProxyVote Plus shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate ProxyVote Plus's compliance with its fiduciary duty and will facilitate clients' monitoring of ProxyVote Plus.

ProxyVote Plus shall consider these guidelines as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients.

BOARD OF DIRECTOR PROPOSALS

ELECTION OF DIRECTORS

The election of directors generally occurs under one of two circumstances: when the director or slate is non-contested or when a director or slate is nominated by some other party and is contested by management.

UNCONTESTED ELECTIONS OF DIRECTORS

ProxyVote Plus will evaluate an uncontested slate of nominees to the board of directors by assessing the performance of the board of directors and the qualifications of individual nominees to the board. Specifically, the following factors will be considered:

o The company's financial performance as judged by total long-term returns to shareholders and other relevant financial indicators in comparison to a group of its peers or appropriate broader markets such as the S&P 500.

o Attendance records of incumbent directors. In general, support will be withheld from directors who have failed to attend at least 75 % of board and committee meetings without adequate justification. A company's failure to disclose this information may also be considered in determining whether to withhold support for nominees to the board.

o The independence of the board and nominees. ProxyVote Plus believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, ProxyVote Plus will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: Whether the nominee has been employed by the company or an affiliate in an executive capacity within the last five years; whether the nominee has been or is currently employed by a firm that is one of the company's paid advisors or consultants; whether the nominee has any personal services contract with the company; whether the nominee is a relative of an executive or director of the company; whether the nominee is an officer of a company on which the company's chairman or chief executive officer is also a board member.

o The number of other boards of directors on which nominees serve. Service as a director represents a major commitment of time, energy, and talent. The National Association of Corporate Directors has estimated that directors spend as much as 190 hours per year preparing for and attending board and committee meetings. Service on a number of other boards, especially by one who also holds a full-time position, creates the risk that one's obligation as a director may not be fully met.

o The overall conduct of the company. As indicated, directors bear ultimate responsibility to shareholders for the success or failure of the company. Therefore, they should be held accountable for actions taken that may not be in shareholders' best interests, such as awarding excessive compensation to executives or themselves for performance that does not warrant it; for acting against shareholders' properly expressed wishes, such as failing to implement an appropriate proposal approved by a majority of shareholders; for adopting antitakeover provisions not in shareholders' best interests; for refusing to provide information to which shareholders are entitled; or for other actions taken by their company that may not be in shareholders' best interests.

o The performance of the Board's Audit Committee. PVP may withhold support from nominees that serve on an Audit Committee when it is determined that the nominees are not serving shareholders' long-term interests by allowing the company's external auditor to have potential conflicts of interest resulting from the auditor's receipt of non-audit fees from the company.

CONTESTED ELECTIONS OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

MAJORITY OF  INDEPENDENT DIRECTORS

In general, ProxyVote Plus will support shareholder proposals seeking to require that a majority of directors be independent. SEE definition of independence under Uncontested Election of Directors. Board independence is critical so that directors may carry out their duties to select, monitor and compensate management.

SEPARATE OFFICES OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

In general, ProxyVote Plus will support shareholder proposals seeking to require that different persons serve as the chairman and chief executive officer. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. However, in certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

INDEPENDENT NOMINATING, COMPENSATION, AND AUDIT COMMITTEES

ProxyVote Plus will support proposals that all, or a majority of directors on these committees, be independent directors. SEE definition of independence under Uncontested Election of Directors. Such independence is necessary to the effective functioning of these committees.

CLASSIFIED BOARDS

ProxyVote Plus will evaluate proposals to establish a classified board or shareholder proposals to declassify the board by taking into consideration that classified boards reduce the ability of shareholders to influence corporate policy and hold directors accountable versus the potential benefit of discouraging transactions that may be detrimental to the long-term economic best interests of plan participants and beneficiaries.

TERM LIMITS

ProxyVote Plus will generally vote against proposals to limit terms of directors because they may result in prohibiting the service of directors who significantly contribute to the company's success and represent shareholders' interests very well. ProxyVote Plus believes that holding individual nominees to high standards when they seek election better advances shareholders' interests.

DIRECTOR LIABILITY

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While ProxyVote Plus recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, ProxyVote Plus believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. ProxyVote Plus may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but ProxyVote Plus may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, ProxyVote Plus will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, ProxyVote Plus will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. ProxyVote Plus may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

OUTSIDE DIRECTOR COMPENSATION AND BENEFITS

In consideration for the significant contributions and responsibilities expected of outside directors, ProxyVote Plus believes reasonable compensation should be awarded to them. Shareholder evaluation of director compensation is especially important since directors are responsible for compensating themselves. As the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS BLUE RIBBON COMMISSION ON DIRECTOR COMPENSATION (1995) stated:


The challenge of devising director compensation plans is that both the inside and outside directors have a conflict of interests. Outside directors, of course, have a conflict of interests in being responsible for setting their own pay. Inside directors, who normally do not get additional pay for serving on the board, do not have the same direct conflict, but they do have an indirect conflict because of potential reciprocity with outside members of the board. The outside directors would be unlikely to increase their own compensation over the objections of the CEO and senior officers serving as inside directors. In turn, these same outside directors approve pay plans for these key insiders.

Thus, full disclosure in the proxy statement of the philosophy and process used in establishing director compensation and the total value of the compensation is critically important to shareholders.

ProxyVote Plus supports compensating directors in a fashion that rewards excellent service, not marginal performance, and enhances directors' links to shareholders. Further, director compensation should be accomplished in a manner that does not compromise the independence of directors. For example, a director who is scheduled to receive a large pension if he serves for a certain number of years is less likely to confront management if he believes this may reduce the likelihood that his pension rights will vest.

With these considerations in mind, ProxyVote Plus will support paying directors solely in the form of equity and cash and will support management and shareholder proposals to eliminate pension and benefit programs. ProxyVote Plus will support proposals that encourage a significant component of directors' total compensation be in the form of stock, but will also evaluate the appropriateness of the total value of the compensation package. For example, ProxyVote Plus may not support a proposal to reduce directors' cash compensation from $40,000 to $20,000 if it is replaced with stock awards of 10,000 shares worth $1,000,000. ProxyVote Plus also wishes to encourage significant stock holdings by directors without precluding board service by otherwise qualified individuals who do not possess significant wealth. Such ownership levels without excluding such people may be accomplished by offering compensation in the form of stock and cash, so long as the stock component is significant and the cash component is reasonable. Stock grants should be structured to avoid short-term holdings by directors.

BROADER PARTICIPATION ON THE BOARD

ProxyVote Plus will support proposals requesting companies to make efforts to seek more women and minority group members for service on boards. A more diverse board of qualified directors benefits the company and shareholders.

CHANGES IN CONTROL

ProxyVote Plus will evaluate proposals seeking shareholder approval for a merger, acquisition, restructuring, or spinoff by reviewing the proposed benefits and potential disadvantages to shareholders. In determining the appropriate vote, ProxyVote Plus will recognize that its duty is to advance the long-term economic best interests of our clients' participants and beneficiaries.

CORPORATE GOVERNANCE

AUDITORS

Independent auditors serve a critically important role in helping to protect the integrity and reliability of corporate financial reporting. A company's external auditor must be free of conflicts of interest that may impede its ability to confront management when the auditor has concerns about the company's financial reporting. When a company's external auditor is receiving significant non-audit fees from that company, it may create such conflicts of interest.

ProxyVote Plus will evaluate all fees paid by a company to its auditor and generally will not support management's request to ratify its auditors when it is determined that the auditors are receiving non-audit fees from the company - in addition to audit fees -- that may compromise the auditor's independence. In addition, in those cases where there has been a change in auditors from the prior years and it is determined that the cause is strict enforcement of accounting principles and practices by the terminated firm, ProxyVote Plus will consider a vote against the new auditing firm. ProxyVote Plus will generally support shareholder proposals seeking to bar auditors from receiving non-audit fees from companies at which they perform audits for such fees increase the auditor's potential conflicts of interest.

INCREASE AUTHORIZED COMMON STOCK

ProxyVote Plus will evaluate management proposals requesting shareholder approval to increase authorized common stock by determining whether management has provided justification for the increase. For example, ProxyVote Plus may support increases in authorized common stock to fund stock splits that are in shareholders' interests. ProxyVote Plus will generally oppose proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. ProxyVote Plus will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

BLANK CHECK PREFERRED STOCK

ProxyVote Plus will oppose requests to authorize blank check preferred stock. Blank check preferred stock is preferred stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without any shareholder review. It can be used as an antitakeover device and for this reason ProxyVote Plus will vote against its authorization.

REINCORPORATION

ProxyVote Plus will generally oppose proposals by companies to reincorporate to jurisdictions that may result in a weakening of shareholder rights, management and director accountability or present other risks that outweigh potential benefits. ProxyVote Plus may support management requests to reincorporate when satisfactory business justification has been provided, and there is no overall and significant negative impact on matters of corporate governance or management or director accountability.

POISON PILLS

ProxyVote Plus's analysis will consider whether a poison pill proposal by management requires management to submit the pill periodically to a shareholder vote. In evaluating any poison pill proposal, ProxyVote Plus will consider the impact of acquisition attempts that may be detrimental to the long-term economic best interests of plan participants and beneficiaries.

INSIDER TRADING

ProxyVote Plus will support proposals that establish "zero tolerance" policies for illegal insider trading activity. Illegal insider trading has an extremely deleterious effect on share price and investor confidence.

BOARD SIZE AND COMPOSITION

ProxyVote Plus will generally support management proposals to change the number of directors provided a satisfactory explanation justifying the change is provided in the proxy statement.

SUPERMAJORITY VOTING REQUIREMENTS

ProxyVote Plus's analysis will weigh the consideration that supermajority voting requirements may be used to undermine voting rights against the potential benefit, in some circumstances, of protecting minority stockholder interests.

DUAL CLASS VOTING

ProxyVote Plus will take into consideration the principle of one share, one vote; the impact of any dilution in shareholder voting rights; and any decrease in share price likely to result from issuing a new class of stock with unequal voting rights.

CONFIDENTIAL VOTING AND INDEPENDENT TABULATION OF THE VOTE

ProxyVote Plus will consider the interest in assuring that proxy voting be protected from potential management coercion and management's use of corporate funds to lobby shareholders to change their votes.

CUMULATIVE VOTING

ProxyVote Plus will generally support shareholder proposals to implement cumulative voting and oppose management proposals to eliminate it. Cumulative voting is a method of obtaining minority shareholder representation on a board and of achieving a measure of board independence from management control.

SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

In analyzing proposals to limit or eliminate the right of shareholders who have held their shares for at least one year to call special meetings on issues of importance, ProxyVote Plus will weigh the fact that this right enhances the opportunity for shareholders to raise issues of concern with the board of directors against their potential for facilitating changes in control.

APPROVE OTHER BUSINESS

ProxyVote Plus will generally oppose management requests to approve other business because this gives management broad authority to take action without shareholder consent even when shareholders have an interest in the issue.

EMPLOYEE-RELATED PROPOSALS

EMPLOYEE STOCK PURCHASE PLANS

ProxyVote Plus will generally support employee stock purchase plans. These plans cover a large number of a company's employees and allow them to purchase the company's stock at a slight discount. ProxyVote Plus supports employee ownership in companies for it serves to link the interests of employees of the company with shareholders of the company, which benefits shareholders in the long run.

HIGH-PERFORMANCE WORKPLACES

ProxyVote Plus will generally support proposals encouraging high-performance workplace practices at companies. Such practices may include employee training, direct involvement in decision making, compensation linked to performance, employment security and a supportive work environment --or may include other measures of performance, such as the extent to which a company uses part-time or contract employees to the exclusion of full-time paid employees. High-performance workplace practices can contribute to both a company's productivity and long-term financial performance. However, ProxyVote Plus will review these proposals to ensure that they are in shareholders' best interests and do not unduly interfere with the company's operation.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PLANS

ProxyVote Plus supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance. However, ProxyVote Plus does not support executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear and challenging performance goals, or that adversely affect employee productivity and morale. ProxyVote Plus will consider the following factors in evaluating proposed compensation plans for shareholder approval:

Whether a proposed stock-based compensation plan generally is available to other managers and employees in the company, or is targeted narrowly to the top executives of the company. Broad-based stock option plans may provide a significantly greater improvement in employee productivity and company performance than those narrowly targeted to top managers.

o The effect of a stock-based plan on the potential dilution of outstanding shares. Proposals with relatively high potential dilution levels (more than 10 percent) impose potentially large future liabilities that erode shareholder value. However, ProxyVote Plus will also consider whether the dilution is due to stock compensation targeted to top executives or is a broad-based plan generally available to all employees.

o Whether a compensation plan permits the replacement or repricing of "underwater" stock options; that is, those stock options whose exercise price is above the market price of the company stock. The repricing of stock options - by lowering the exercise price of the stock - can serve to reward managers for the poor performance of the company' stock, undermining the performance-based nature of stock option awards.

o Whether the stock-based compensation plan provides for stock options that are "premium" priced, linked to a market or industry stock price index or other performance measure. Premium-priced stock options as well as options whose exercise is dependent on exceeding a market index ensure that management compensation is linked clearly to superior stock performance, rather than to stock increases due solely to a broad-based appreciation in the equity markets.

o Whether the compensation plan creates or exacerbates disparities in the workplace that may adversely affect employee productivity and morale. In addition, the voting fiduciary should examine whether the performance goals established in a compensation plan for executives include goals or targets related to employee compensation, benefit levels or other measures of a high-performance workplace.

o Whether a compensation plan permits additional stock option grants or other forms of stock compensation for executives who already hold considerable stock through the exercise of prior stock options or grants, or who have a large number of unexercised stock options or unvested stock grants. While ProxyVote Plus generally supports stock compensation as an appropriate incentive for managers, providing additional stock compensation to these managers may offer diminished incentives and needlessly dilute the company's shares.

o Whether a plan authorizes multiple types of compensation awards, provides for substantial discretion by the compensation committee (or similar entity) to issue a wide range of stock-based awards and/or provides directors with substantial discretion to set and/or amend the performance criteria of a plan. ProxyVote Plus will not support compensation plans that are needlessly complex, inconsistent and complicated, or plans that weaken performance criteria by providing directors with excessive discretionary power.

DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

A variety of shareholder proposals seek to limit executive compensation, or to link executive compensation to the achievement of specific performance goals. For example, some shareholder proposals seek to tie executive compensation to the company's compliance with environmental laws, workplace health and safety regulations or nondiscrimination laws or to the company's enforcement of labor standards with foreign and domestic suppliers. In addition, some proposals may restrict the exercise of stock options during periods of substantial layoffs or downsizings, or of reductions in employee pay and benefits. ProxyVote Plus will support proposals requesting that a company reflect the expense of its stock options on its income statement for stock options represent a real and significant cost to the company and such cost should be disclosed to shareholders in the income statement rather than buried in a footnote to the annual report.

ProxyVote Plus will support proposals that link executive compensation to the company's achievement of goals that improve the long-term performance of the company. ProxyVote Plus will also support proposals seeking to expand the disclosure of executive compensation when the information is useful to shareholders. ProxyVote Plus generally believes that shareholders benefit from full disclosure of all forms of compensation received by the highest paid managers of the company.

GOLDEN PARACHUTES

ProxyVote Plus will generally oppose management proposals to award golden parachutes and support shareholder proposals to eliminate them. Golden parachutes are severance agreements given to executives in the event of a merger or takeover. In light of the significant compensation already awarded most executives they are rarely justified.

SHAREHOLDER PROPOSALS

A variety of shareholder proposals are sponsored each year concerning fundamental corporate governance topics and social issues, as well as many unique proposals that are presented for vote for the first time. ProxyVote Plus's position on many of these proposals has already been discussed. In general, ProxyVote Plus will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries ProxyVote Plus represents.

In general, ProxyVote Plus supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able intelligently to monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. ProxyVote Plus will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and the potential negative publicity if the company fails to honor the request.

ProxyVote Plus will generally support the following proposals so long as they are determined to protect or advance the long-term economic best interests of plan participants and beneficiaries:

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

CORPORATE CONDUCT AND HUMAN RIGHTS

These proposals call for the adoption and/or enforcement of principles or codes relating to a company's investment in countries in which there are patterns of ongoing and systematic violation of human rights, a government is illegitimate or there is a call by human rights advocates, pro-democracy organizations or legitimately elected representatives for economic sanctions.

 ADOPTION OF "MACBRIDE PRINCIPLES"

These resolutions call for the adoption of the MacBride Principles on the grounds that U.S. companies operating abroad should support the equal employment opportunity policies that apply in facilities domestically.

ADOPTION OF "CERES PRINCIPLES"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles.

LEGAL AND REGULATORY COMPLIANCE

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, workplace safety and health and other basic labor protections.

SUPPLIER STANDARDS

These resolutions call for the corporation to take reasonable steps, or institute a review process, to ensure that it does not and will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, convict labor or child labor, or that fail to comply with all applicable laws and standards protecting their employees' wages, benefits, working conditions, freedom of association and other rights.

FAIR LENDING

These resolutions call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair-lending policies or goals by the parent and financial subsidiaries of the corporation or disclose lending data to shareholders and the public.

OTHER ISSUES

EQUAL ACCESS TO THE PROXY

ProxyVote Plus's analysis will take into consideration the fact that such proposals give shareholders the same ability as management to state their views on contested proxy issues, including director nominations, thereby enhancing corporate accountability.

FAIR-PRICE PROVISIONS

ProxyVote Plus's analysis of the long-term costs and benefits of a fair-price provision will consider the fact that such provisions guard against the coercive pressures of two-tiered tender offers in which some shareholders, including plan participants in some situations, receive less value for their stock than other shareholders from a bidder who seeks to take a controlling interest in the company. However, ProxyVote Plus will also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

GREENMAIL PAYMENTS

ProxyVote Plus will consider the fact that greenmail discriminates against other shareholders and may result in decreased stock price. In the event ProxyVote Plus concludes that the greenmail payment lacks satisfactory long-term business justification (such as stopping an acquisition attempt that would be detrimental to the long-term economic best interests of plan participants and beneficiaries), ProxyVote Plus will oppose the proposal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             WHG LARGECAP VALUE FUND
                                WHG SMIDCAP FUND
                             WHG SMALLCAP VALUE FUND
                           WHG INCOME OPPORTUNITY FUND
                                WHG BALANCED FUND
                              WHG ALLCAP VALUE FUND

                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2010

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG Income Opportunity Fund, the WHG SmallCap Value Fund, the WHG Balanced Fund, and the WHG AllCap Value Fund (each a "Fund" and together, the "Funds"); [however, as of the date of this SAI, only shares of the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG SmallCap Value Fund, the WHG Income Opportunity Fund, and the WHG Balanced Fund are available for purchase]. This SAI is incorporated by reference and should be read in conjunction with the Funds' prospectuses dated March 1, 2010. Capitalized terms not defined herein are defined in the prospectuses. The financial statements for the Funds, [with the exception of the WHG AllCap Value Fund], including the notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2009 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2009 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by writing to the Trust at P.O. Box 219009, Kansas City, MO 64121 or calling the Funds at 1-877-FUND-WHG.

                                TABLE OF CONTENTS

THE TRUST......................................................................X
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES................X
DESCRIPTION OF PERMITTED INVESTMENTS...........................................X
INVESTMENT LIMITATIONS.........................................................X
THE ADVISER....................................................................X
THE PORTFOLIO MANAGERS.........................................................X
THE ADMINISTRATOR..............................................................X
THE DISTRIBUTOR................................................................X
SHAREHOLDER SERVICES...........................................................X
PAYMENTS TO FINANCIAL INTERMEDIARIES...........................................X
THE TRANSFER AGENT.............................................................X
THE CUSTODIAN..................................................................X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................X
LEGAL COUNSEL..................................................................X
TRUSTEES AND OFFICERS OF THE TRUST.............................................X
PURCHASING AND REDEEMING SHARES................................................X
DETERMINATION OF NET ASSET VALUE...............................................X
TAXES..........................................................................X
FUND TRANSACTIONS..............................................................X
PORTFOLIO HOLDINGS.............................................................X
DESCRIPTION OF SHARES..........................................................X
SHAREHOLDER LIABILITY..........................................................X
LIMITATION OF TRUSTEES' LIABILITY..............................................X
PROXY VOTING...................................................................X
CODES OF ETHICS................................................................X
5% AND 25% SHAREHOLDERS........................................................X
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2010                                                      [INSERT CODE]

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares and A Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor" and "Shareholder Services." The Funds are currently offered in the following classes of shares:

-------------------------------------------- ------------------------------- -----------------------------
FUND                                              INSTITUTIONAL SHARES              A CLASS SHARES
-------------------------------------------- ------------------------------- -----------------------------
-------------------------------------------- ------------------------------- -----------------------------
WHG LargeCap Value Fund                                    X                              X
-------------------------------------------- ------------------------------- -----------------------------
-------------------------------------------- ------------------------------- -----------------------------
WHG SMidCap Fund                                           X
-------------------------------------------- ------------------------------- -----------------------------
-------------------------------------------- ------------------------------- -----------------------------
WHG Income Opportunity Fund                                X                              X
-------------------------------------------- ------------------------------- -----------------------------
-------------------------------------------- ------------------------------- -----------------------------
WHG SmallCap Value Fund                                    X
-------------------------------------------- ------------------------------- -----------------------------
-------------------------------------------- ------------------------------- -----------------------------
WHG Balanced Fund                                          X
-------------------------------------------- ------------------------------- -----------------------------
-------------------------------------------- ------------------------------- -----------------------------
WHG AllCap Value Fund                                      X
-------------------------------------------- ------------------------------- -----------------------------

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

WHG LARGECAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). Westwood Management Corp. (the "Adviser") expects that the Fund's investments in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

WHG SMIDCAP FUND. The investment objective of the Fund is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of ETFs. The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and ADRs. The Adviser expects that the Fund's investment in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 45-65 securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WHG SMALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of ETFs, REITs, royalty trusts, and MLPs. The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depository Receipts ("ADRs"). The Adviser expects that the Fund's investment in foreign companies will normally represent less than 25% of the Fund's assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects common stocks that it believes are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund's target capitalization range.

WHG INCOME OPPORTUNITY FUND. The primary investment objective of the Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund seeks to meet its investment objective by investing generally more than 80% of its assets in dividend-paying and/or interest-bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and MLPs, securities of REITs, and shares of ETFs. The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

WHG BALANCED FUND. The investment objective of the Fund is to seek to provide capital appreciation and current income by investing in a portfolio of stocks and fixed income securities. This goal is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests in a combination of equity and debt securities. The Fund uses a bottom-up approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Adviser typically invests approximately 60% of the Fund's assets in equity securities and approximately 40% of the Fund's assets in debt securities, and any balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Adviser's analysis of market and economic conditions.

The Fund typically invests in stocks of companies that have market capitalizations of $1 billion or more and have been operating for at least three years. The Adviser chooses stocks of seasoned companies with proven performance records and above-average earnings growth potential. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of ETFs, royalty trusts, MLPs and securities of REITs. The Fund generally invests in debt and equity securities of domestic companies, but may also invest in foreign securities and ADRs.

The debt securities held by the Fund are, in the aggregate, investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. The government issuers in which the Fund invests primarily include U.S Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. There are no restrictions on the maximum or minimum maturity of any individual security in which the Fund may invest. In addition, the Fund's debt securities may include unrated securities if deemed by the Adviser to be of comparable quality to investment grade.

The Fund invests in approximately 40-60 equity securities and approximately 40-60 debt securities that are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses companies that it believes have securities that are currently undervalued in the market. Key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

WHG ALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests in equity securities of companies in all market capitalization ranges. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs, royalty trusts, MLPs and securities of REITs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund invests in approximately 60-80 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with a Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS. ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o EXCHANGE-TRADED FUNDS. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.

   Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds have described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objectives, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objectives of each Fund (except the WHG Income Opportunity Fund), the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. In addition, each Fund's investment objective, other than that of the WHG Income Opportunity Fund, is a fundamental policy. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental and may be changed by the Trust's Board without shareholder approval. In addition, the investment objective of the WHG Income Opportunity Fund is a non-fundamental policy that may be changed by the Trust's Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Funds may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.

7. Under normal circumstances, the WHG SmallCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.

8. Under normal circumstances, the WHG SMidCap Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies.

9. Under normal circumstances, the WHG LargeCap Value Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

  The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

COMMODITIES. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER

GENERAL. Westwood Management Corp., a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2008, the Adviser had approximately $6.5 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated December 16, 2005 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG Income Opportunity Fund, the WHG Balanced Fund and the WHG AllCap Value Fund, and 0.85% of the average daily net assets of the WHG SmallCap Value Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the Funds' average daily net assets as follows:

---------------------------------------- ------------------------------------- -----------------------------
FUND                                     SHARE CLASS                           EXPENSE CAP
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
WHG LARGECAP VALUE FUND                  INSTITUTIONAL SHARES                  1.00%
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
                                         A CLASS SHARES                        1.25%
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
WHG INCOME OPPORTUNITY FUND              INSTITUTIONAL SHARES                  0.90%
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
                                         A CLASS SHARES                        1.15%
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
WHG BALANCED FUND                        INSTITUTIONAL SHARES                  0.90%
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
WHG SMIDCAP FUND                         INSTITUTIONAL SHARES                  1.25%
---------------------------------------- ------------------------------------- -----------------------------
---------------------------------------- ------------------------------------- -----------------------------
WHG SMALLCAP VALUE FUND                  INSTITUTIONAL SHARES                  1.25%
---------------------------------------- ------------------------------------- -----------------------------

The above contractual fee waivers with the exception of the WHG LargeCap Value Fund, will be honored by the Adviser through February 28, 2011. The contractual fee waiver for the WHG LargeCap Value Fund will be honored by the Adviser through November 16, 2012. The fee waivers may be renewed by the Adviser for subsequent periods thereafter. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of the Funds. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following in management fees to the Adviser:

--------------------- ---------------------------------------- -----------------------------------------

                               Contractual Fees Paid                Fees Waived by the Adviser(3)
--------------------- ---------------------------------------- -----------------------------------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
Fund                      2007           2008         2009         2007          2008          2009
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
WHG LARGECAP VALUE
FUND                    $117,206       $308,867       $XX        $117,206      $166,902        $XX
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
WHG SMIDCAP FUND         $315,178      $603,111       $XX         $52,020         $0           $XX
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
WHG INCOME
OPPORTUNITY FUND        $780,293       $962,848       $XX        $429,458      $296,561        $XX
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
WHG SMALLCAP VALUE
FUND                    $29,586(1)     $128,059       $XX       $29,586(1)      $94,826        $XX
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
WHG BALANCED FUND        $56,733        $72,149       $XX         $56,733       $72,149        $XX
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
--------------------- -------------- ------------- ----------- ------------- ------------- -------------
WHG ALLCAP VALUE
FUND                      N/A(2)        N/A(2)        $XX         N/A(2)        N/A(2)         $XX
--------------------- -------------- ------------- ----------- ------------- ------------- -------------


--------------------- -----------------------------------
                             Total Fees Paid
                               (After Waivers)
--------------------- -----------------------------------
--------------------- ----------- ----------- -----------
Fund                     2007        2008        2009
--------------------- ----------- ----------- -----------
--------------------- ----------- ----------- -----------
WHG LARGECAP VALUE
FUND                      $0       $141,965      $XX
--------------------- ----------- ----------- -----------
--------------------- ----------- ----------- -----------
WHG SMIDCAP FUND       $263,158    $603,111      $XX
--------------------- ----------- ----------- -----------
--------------------- ----------- ----------- -----------
WHG INCOME
OPPORTUNITY FUND       $350,835    $666,287      $XX
--------------------- ----------- ----------- -----------
--------------------- ----------- ----------- -----------
WHG SMALLCAP VALUE
FUND                     $0(1)      $33,233      $XX
--------------------- ----------- ----------- -----------
--------------------- ----------- ----------- -----------
WHG BALANCED FUND         $0          $0         $XX
--------------------- ----------- ----------- -----------
--------------------- ----------- ----------- -----------
WHG ALLCAP VALUE
FUND                    N/A(2)      N/A(2)       $XX
--------------------- ----------- ----------- -----------

1   For the fiscal period from April 2, 2007 to October 31, 2007.
2 Indicates that the Fund had not commenced operations as of the period indicated.
3 For the fiscal years ended October 31, 2007, 2008 and 2009, the Adviser additionally reimbursed fees of $10,983, $0 and $xx, respectively for the WHG LargeCap Value Fund, $0, $0 and $xx respectively for the WHG SMidCap Fund, $29,248, $0 and $xx respectively for the WHG SmallCap Value fund and $50,462, $20, 573 and $xx respectively for the WHG Balanced Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Funds. During the fiscal years ended October 31, 2008 and 2009, the Adviser recaptured previously waived fees of $32,620 and $xx for the WHG SMidCap Fund.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Funds' portfolio managers' compensation consists of a fixed cash salary and employer 401(k) matching contributions. The portfolio managers are also paid a discretionary cash bonus and a restricted stock award which takes into account performance of the products they manage, including the Funds and other accounts, and profitability of the firm.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following tables show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). Information pertaining to the Institutional Shares of the WHG AllCap Value Fund is not provided because it had not yet commenced operations as of the end of the most recently completed fiscal year.

--------------------------- ------------------------------------------------------------------------------------------
NAME                                                      DOLLAR RANGE OF FUND SHARES(1)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                           $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                              $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Susan M. Byrne                             $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                       $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                             $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                             $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                                $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Mark R. Freeman                              $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                           $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                                $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                             $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                                $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Kellie R. Stark                              $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                           $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                                $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                          $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                             $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Christopher J. MacDonald                 $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                        $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                               $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                            $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                               $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Scott D. Lawson                             $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                               $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
David S. Spika                              $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                              $XX - $XX (WHG SMidCap Fund, Institutional Shares)
                                            $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                               $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------

--------------------------- ------------------------------------------------------------------------------------------
NAME                                                      DOLLAR RANGE OF FUND SHARES(1)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                           $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                               $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Jay K. Singhania                            $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                               $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                             $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                                $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Todd L. Williams                             $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                                $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                             $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                                $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Lisa Dong                                    $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                                $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
                                             $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                                $XX - $XX (WHG SMidCap Fund, Institutional Shares)
Ragen R. Stienke                             $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                                $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------
Corey Henegar                                $XX - $XX (WHG LargeCap Value Fund, Institutional Shares)
                                               $XX - $XX (WHG SMidCap Fund, Institutional Shares)
                                            $XX - $XX (WHG SmallCap Value Fund, Institutional Shares)
                                          $XX - $XX (WHG Income Opportunity Fund, Institutional Shares)
                                                $XX - $XX (WHG Balanced Fund, Institutional Shares)
--------------------------- ------------------------------------------------------------------------------------------

1  Valuation date is October 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2009.

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

-------------------- ----------------------------------- ------------------------------------ --------------------------------------
                                  REGISTERED                         OTHER POOLED                          OTHER ACCOUNTS
                            INVESTMENT COMPANIES                 INVESTMENT VEHICLES
-------------------- ----------------------------------- ------------------------------------ --------------------------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
                        NUMBER OF      TOTAL ASSETS(1)      NUMBER OF      TOTAL ASSETS(1)       NUMBER OF        TOTAL ASSETS(1)
   NAME                 ACCOUNTS        ($ MILLIONS)        ACCOUNTS         ($ MILLIONS)        ACCOUNTS           ($ MILLIONS)
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Susan M. Byrne             XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Mark R. Freeman            XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Kellie R. Stark            XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
David S. Spika             XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Christopher J.             XX                $xx               XX                $xx                XX                  $xx
MacDonald
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Scott Lawson               XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Jay K. Singhania           XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Todd L. Williams           XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Lisa Dong                  XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Ragen R. Stienke           XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------
Corey Henegar              XX                $xx               XX                $xx                XX                  $xx
-------------------- ---------------- ------------------ ---------------- ------------------- ---------------- ---------------------

1 Represents the portion of assets for which the portfolio team has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers and therefore may be duplicated.
2 Includes xx accounts that are subject to performance-based advisory fees. Westwood manages performance-based fee accounts for xx clients with aggregated assets under management of $xx million as of December 31, 2009.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate the Adviser's duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. The Adviser generally allocates securities among client accounts according to each account's pre-determined participation in the transaction. The Adviser's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 and September 7, 2006 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

---------------------------------------------------- -----------------------------------------------
         FEE (AS A PERCENTAGE OF AGGREGATE
              AVERAGE ANNUAL ASSETS)                        FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------- -----------------------------------------------
---------------------------------------------------- -----------------------------------------------
                       0.12%                                       First $100 million
---------------------------------------------------- -----------------------------------------------
---------------------------------------------------- -----------------------------------------------
                       0.08%                                      $100 - $300 million
---------------------------------------------------- -----------------------------------------------
---------------------------------------------------- -----------------------------------------------
                       0.06%                                      $300 - $850 million
---------------------------------------------------- -----------------------------------------------
---------------------------------------------------- -----------------------------------------------
                       0.04%                                       Over $850 million
---------------------------------------------------- -----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for the Westwood Management Corp. fund complex, and is applicable to each portfolio within the fund complex.

o The Administrator will waive $25,000 for the first year of operations for each portfolio launched during the first twenty four (24) months of the Administration Agreement.

o  For each additional class of shares of a fund established after the initial
   (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

The fees outlined above will remain in place for a period of three (3) years.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following administration fees:

------------------------------------ --------------------------------------------------- -----------------------------------------
                                                  ADMINISTRATION FEES PAID                      ADMINISTRATION FEES WAIVED
------------------------------------ --------------------------------------------------- -----------------------------------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
FUND                                       2007               2008            2009          2007          2008           2009
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
WHG LargeCap Value Fund                   $36,097           $76,588            $xx           $0            $0            $xx
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
WHG SMidCap Fund                          $94,727           $150,403           $xx           $0            $0            $xx
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
WHG Income Opportunity Fund              $243,658                                            $0
                                                            $241,536           $xx                         $0            $xx
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
WHG SmallCap Value Fund                  $7,374(1)          $28,111            $xx          $0(1)          $0            $xx
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
WHG Balanced Fund                         $17,604           $18,314            $xx           $0            $0            $xx
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------
WHG AllCap Value Fund                       N/A               N/A              $xx           N/A           N/A           $xx
------------------------------------ ------------------ ----------------- -------------- ------------ -------------- -------------

1  For the fiscal period from April 2, 2007 to October 31, 2007.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares, and which applies to both Institutional Shares and A Class Shares of the Fund. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o A CLASS SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of the WHG LargeCap Value Fund and the WHG Income Opportunity Fund's assets attributable to A Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act.

o DESCRIPTION OF DISTRIBUTION SERVICES. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the WHG LargeCap Value Fund and the WHG Income Opportunity
   Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The WHG SMidCap Fund and WHG SmallCap Value Fund have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.20% of average daily net assets of either Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 7th Street, Kansas City, MO 64104 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference for the WHG LargeCap Value Fund, the WHG SMidCap Fund, the WHG SmallCap Value Fund, the WHG Income Opportunity Fund and the WHG Balanced Fund have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's additional other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Robert Nesher                Chairman of the Board   SEI employee 1974 to         Trustee of The Advisors' Inner Circle Fund II,
(08/17/46)                   of Trustees(1)          present; currently           Bishop Street Funds, SEI Daily Income Trust,
                             (since 1991)            performs various services    SEI Institutional International Trust, SEI
                                                     on behalf of SEI             Institutional Investments Trust, SEI
                                                     Investments for which Mr.    Institutional Managed Trust, SEI Liquid Asset
                                                     Nesher is compensated.       Trust, SEI Asset Allocation Trust and SEI Tax
                                                     President and Director of    Exempt Trust. Director of SEI Global Master
                                                     SEI Opportunity Fund,        Fund plc, SEI Global Assets Fund plc, SEI
                                                     L.P. and SEI Structured      Global Investments Fund plc, SEI
                                                     Credit Fund, LP.             Investments--Global Funds Services, Limited,
                                                     President and Chief          SEI Investments Global, Limited, SEI
                                                     Executive Officer of SEI     Investments (Europe) Ltd., SEI
                                                     Alpha Strategy               Investments--Unit Trust Management (UK)
                                                     Portfolios, LP, June 2007    Limited, SEI Multi-Strategy Funds PLC, SEI
                                                     to present.                  Global Nominee Ltd. and SEI Alpha Strategy
                                                                                  Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
William M. Doran             Trustee(1)              Self-Employed Consultant    Trustee of The Advisors' Inner Circle Fund II,
(05/26/40)                   (since 1992)            since 2003. Partner at       Bishop Street Funds, SEI Daily Income Trust,
                                                     Morgan, Lewis & Bockius      SEI Institutional International Trust, SEI
                                                     LLP (law firm) from 1976     Institutional Investments Trust, SEI
                                                     to 2003. Counsel to the      Institutional Managed Trust, SEI Liquid Asset
                                                     Trust, SEI Investments,      Trust, SEI Asset Allocation Trust and SEI Tax
                                                     SIMC, the Administrator      Exempt Trust. Director of SEI Alpha Strategy
                                                     and the Distributor.         Portfolios, LP since June 2007. Director of
                                                                                  SEI Investments (Europe), Limited, SEI
                                                                                  Investments--Global Funds Services, Limited,
                                                                                  SEI Investments Global, Limited, SEI
                                                                                  Investments (Asia), Limited and SEI Asset
                                                                                  Korea Co., Ltd. Director of the Distributor
                                                                                  since 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

---------------------------- ----------------------- ---------------------------- ------------------------------------------------
NAME AND DATE OF BIRTH       POSITION WITH TRUST     PRINCIPAL OCCUPATIONS IN     OTHER DIRECTORSHIPS HELD
                             AND LENGTH OF TERM      THE PAST 5 YEARS
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Charles E. Carlbom           Trustee                 Self-Employed Business       Trustee of The Advisors' Inner Circle Fund II
(08/20/34)                   (since 2005)            Consultant, Business         and Bishop Street Funds; Director of Oregon
                                                     Projects Inc. since 1997.    Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
John K. Darr                 Trustee                 Retired. CEO, Office of      Trustee of The Advisors' Inner Circle Fund II
(08/17/44)                   (since 2008)            Finance, Federal Home Loan   and Bishop Street Funds; Director of Oregon
                                                     Bank, from 1992 to 2007.     Transfer Co.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Mitchell A. Johnson          Trustee                 Retired.                     Trustee of The Advisors' Inner Circle Fund II,
(03/01/42)                   (since 2005)                                         Bishop Street Funds, SEI Asset Allocation
                                                                                  Trust, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt
                                                                                  Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP. Director, Federal
                                                                                  Agricultural Mortgage Corporation
                                                                                  (Farmer Mac) since 1997.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
Betty L. Krikorian           Trustee                 Vice President,              Trustee of The Advisors' Inner Circle Fund II
(01/23/43)                   (since 2005)            Compliance, AARP Financial   and Bishop Street Funds.
                                                     Inc. since 2008.
                                                     Self-Employed Legal and
                                                     Financial Services
                                                     Consultant since 2003.
                                                     Counsel (in-house) for
                                                     State Street Bank from 1995
                                                     to 2003.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
James M. Storey              Trustee                 Attorney, Solo               Trustee/Director of The Advisors' Inner Circle
(04/12/31)                   (since 1994)            Practitioner since 1994.     Fund II, Bishop Street Funds, U.S. Charitable
                                                                                  Gift Trust, SEI Daily Income Trust,
                                                                                  SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust,
                                                                                  SEI Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
---------------------------- ----------------------- ---------------------------- ------------------------------------------------
George J. Sullivan, Jr.      Trustee                 Self-employed Consultant,    Trustee/Director of State Street Navigator
(11/13/42)                   (since 1999)            Newfound Consultants Inc.    Securities Lending Trust, The Advisors' Inner
                                                     since April 1997.            Circle Fund II, Bishop Street Funds, SEI
                                                                                  Opportunity Fund, L.P., SEI Structured Credit
                                                                                  Fund, LP, SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Asset Allocation Trust, SEI Tax
                                                                                  Exempt Trust and SEI Alpha Strategy
                                                                                  Portfolios, LP; member of the independent
                                                                                  review committee for SEI's Canadian-registered
                                                                                  mutual funds.
---------------------------- ----------------------- ---------------------------- ------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met XX times in the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met XX times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------- --------------------------------------------------- ---------------------------------------------------
                               DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
        NAME                               (FUND)(1)                                 (ALL FUNDSIN FUND COMPLEX) (2)
--------------------- --------------------------------------------------- ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
       Doran                                 None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
       Nesher                                None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
      Carlbom                                None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
        Darr                                 None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
      Johnson                                None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
     Krikorian                               None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
       Storey                                None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------
--------------------- --------------------------------------------------- ---------------------------------------------------
      Sullivan                               None                                                None
--------------------- --------------------------------------------------- ---------------------------------------------------

1  Valuation date is December 31, 2009.
2  The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
                                           PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                          BENEFITS ACCRUED AS PART      BENEFITS UPON       TOTAL COMPENSATION FROM THE TRUST AND
     NAME        AGGREGATE COMPENSATION       OF FUND EXPENSES           RETIREMENT                  FUND COMPLEX(1)
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Doran                      $0                       n/a                      n/a                $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Nesher                     $0                       n/a                      n/a               $0 for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Carlbom                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Darr                      $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Johnson                   $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Krikorian                 $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Storey                    $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------
Sullivan                  $xx                       n/a                      n/a               $xx for service on (1) board
---------------- ----------------------- --------------------------- -------------------- ---------------------------------------

1  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services. Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson       President                 Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                (since 2008)              President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson            Treasurer, Controller     Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                and Chief Financial       2005. Manager, SEI Investments, Fund Accounting from
                          Officer                   April 1995 to February 1998 and November 1998 to July
                          (since 2005)              2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery             Chief Compliance          Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                Officer                   Fund, LP and SEI Alpha Strategy Portfolios, LP since
                          (since 2006)              June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead              Vice President and        Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                Assistant Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                          (since 2007)              Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto          Vice President and        General Counsel and Secretary of SIMC and the            None.
(03/28/68)                Assistant Secretary       Administrator since 2004.  Vice President of SIMC and
                          (since 1999)              the Administrator since 1999.  Vice President and
                                                    Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye              Vice President            Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                          (since 2004)              from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo              Vice President            Counsel at SEI Investments since 2007. Associate         None.
(04/29/73)                and Secretary             Counsel at ICMA-RC from 2004 to 2007.  Assistant
                          (since 2007)              Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker          AML Officer               Compliance Officer and Product Manager of SEI            None.
(08/22/63)                (since 2008)              Investments since 2005. Vice President of Old Mutual
                           Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie           Vice President            Director of Client Service at SEI since 2004.            None.
(03/13/65)                (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Funds each intend to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Funds must distribute at least 90% of their net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Funds' taxable year, not more than 25% of the value of each Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, the Funds could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Certain distributions from the Funds may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from the Funds generally qualifies as qualified dividend income to the extent it is designated as such by the Funds and was distributed from dividends received by the Funds from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Funds and their shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

SALES, EXCHANGES, OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most their net capital gains and pay tax thereon.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. The Funds are not liable for any income or franchise tax in Massachusetts if they qualify as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-------------------------------------- ----------------------------- -------------------------- ----------------------------
FUND                                               2007                        2008                        2009
-------------------------------------- ----------------------------- -------------------------- ----------------------------
-------------------------------------- ----------------------------- -------------------------- ----------------------------
WHG LargeCap Value Fund                          $15,420                      $52,220                       $xx
-------------------------------------- ----------------------------- -------------------------- ----------------------------
-------------------------------------- ----------------------------- -------------------------- ----------------------------
WHG SMidCap Fund                                 $105,124                    $180,988                       $xx
-------------------------------------- ----------------------------- -------------------------- ----------------------------
-------------------------------------- ----------------------------- -------------------------- ----------------------------
WHG Income Opportunity Fund                      $146,873                    $149,693                       $xx
-------------------------------------- ----------------------------- -------------------------- ----------------------------
-------------------------------------- ----------------------------- -------------------------- ----------------------------
WHG SmallCap Value Fund                         $12,433(1)                    $50,506                       $xx
-------------------------------------- ----------------------------- -------------------------- ----------------------------
-------------------------------------- ----------------------------- -------------------------- ----------------------------
WHG Balanced Fund                                 $4,300                      $5,786                        $xx
-------------------------------------- ----------------------------- -------------------------- ----------------------------
-------------------------------------- ----------------------------- -------------------------- ----------------------------
WHG AllCap Value Fund                             N/A(2)                       N/A+                         $xx
-------------------------------------- ----------------------------- -------------------------- ----------------------------

1  For the fiscal period from April 2, 2007 to October 31, 2007.
2 Indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended October 31, 2009, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------- ---------------------------------------- ------------------------------------------
                                                                                    TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                          TOTAL DOLLAR AMOUNT OF BROKERAGE          INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                      COMMISSIONS FOR RESEARCH SERVICES                   RESEARCH SERVICES
--------------------------------------- ---------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------- ------------------------------------------
WHG LargeCap Value Fund                                   $xx                                       $xx
--------------------------------------- ---------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------- ------------------------------------------
WHG SMidCap Fund                                          $xx                                       $xx
--------------------------------------- ---------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------- ------------------------------------------
WHG Income Opportunity Fund                               $xx                                       $xx
--------------------------------------- ---------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------- ------------------------------------------
WHG SmallCap Value Fund                                   $xx                                       $xx
--------------------------------------- ---------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------- ------------------------------------------
WHG Balanced Fund                                         $xx                                       $xx
--------------------------------------- ---------------------------------------- ------------------------------------------
--------------------------------------- ---------------------------------------- ------------------------------------------
WHG AllCap Value Fund                                     $xx                                       $xx
--------------------------------------- ---------------------------------------- ------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2007, 2008 and 2009, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.] [TO BE CONFIRMED]

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal period. As of October 31, 2009, the WHG Large Cap Value Fund held equity securities of XX valued at $XX. As of October 31, 2009, the WHG Income Opportunity Fund held equity securities of XX valued at $XX. As of October 31, 2009, the WHG Balanced Fund held equity securities of XX valued at $XX. As of October 31, 2009, the WHG SMidCap Fund held equity securities of XX valued at $XX. As of October 31, 2009, the WHG SmallCap Value Fund held equity securities of XX valued at $XX. As of October 31, 2009, the WHG AllCap Value Fund held equity securities of XX valued at $XX.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2008 and 2009, the Funds' portfolio turnover rates were as follows:

--------------------------------------- -----------------------------------------------------------------------------
FUND                                                                  PORTFOLIO TURNOVER RATES
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
                                                       2008                                      2009
--------------------------------------- ------------------------------------ ----------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
WHG LargeCap Value Fund                                 70%                                      xx%
--------------------------------------- ------------------------------------ ----------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
WHG SMidCap Fund                                        81%                                      xx%
--------------------------------------- ------------------------------------ ----------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
WHG Income Opportunity Fund                           99%(1)                                     xx%
--------------------------------------- ------------------------------------ ----------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
WHG SmallCap Value Fund                               93%(1)                                     xx%
--------------------------------------- ------------------------------------ ----------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
WHG Balanced Fund                                       57%                                      xx%
--------------------------------------- ------------------------------------ ----------------------------------------
--------------------------------------- ------------------------------------ ----------------------------------------
WHG AllCap Value Fund                                 N/A(1)                                     xx%
--------------------------------------- ------------------------------------ ----------------------------------------

1 Indicates that the Fund had not commenced operations as of the period indicated.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30 and July 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. The Funds provide information about their complete portfolio holdings, within 15 days of the end of each calendar quarter, on the internet at http://www.whgfunds.com.

The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

[The Adviser currently has two arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Fund's top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds' web site. In one arrangement, the Adviser provides portfolio holdings information with respect to the WHG SMidCap Fund as of the end of each calendar quarter, with at least a 14 day lag, to MaineGeneral Health and NEPC, LLC. In the other arrangement, the Adviser provides portfolio holdings information with respect to the WHG Income Opportunity Fund as of the end of each month, with at least a 14 day lag, to PHH Investments, Ltd. The information provided to these third parties, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Funds believe these disclosures serve a legitimate business purpose. No compensation is received by any Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.] [TO BE CONFIRMED]

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the

Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or class of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX: (i) without charge, upon request, by calling 1-877-FUND-WHG and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, all Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of the shares of a Fund.

The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owing of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act.

WHG LARGECAP VALUE FUND, INSTITUTIONAL SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT



WHG LARGECAP VALUE FUND, A CLASS SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT



WHG SMIDCAP FUND, INSTITUTIONAL SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT



WHG SMALLCAP VALUE FUND, INSTITUTIONAL SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT



WHG INCOME OPPORTUNITY FUND, INSTITUTIONAL SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT

WHG INCOME OPPORTUNITY FUND, A CLASS SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT



WHG BALANCED FUND, INSTITUTIONAL SHARES

SHAREHOLDER/ADDRESS                                  NUMBER OF SHARES           PERCENT



WHG ALLCAP VALUE FUND, INSTITUTIONAL SHARES

SHAREHOLDER/ADDRESS                                           NUMBER OF SHARES          PERCENT

                       APPENDIX A - DESCRIPTION OF RATINGS

                                     RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S SHORT-TERM MIG/VMIG RATINGS - US TAX-EXEMPT MUNICIPALS.
There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1  This designation  denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

BAA Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings. Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B -  PROXY VOTING POLICIES AND PROCEDURES

                            WESTWOOD MANAGEMENT CORP.
                    POLICIES AND PROCEDURES FOR PROXY VOTING

POLICY

Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

PROCEDURES

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

ISS PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of ISS's proxy voting policy guidelines.

1.  AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o  Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.  BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.  SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o  Historic trading patterns

o  Rationale for the repricing

o  Value-for-value exchange

o  Option vesting

o  Term of the option

o  Exercise price

o  Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o  Purchase price is at least 85 percent of fair market value

o  Offering period is 27 months or less, and

o  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                            PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a) Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
         (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(b)      Registrant's Amended and Restated By-Laws are filed herewith.

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement dated August 15, 1994 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(2) Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (d)(2) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(d)(3) Investment Advisory Agreement dated November 21, 1994 between the Registrant and AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(d)(4) Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(d)(5) Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit
         (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(6) Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(7) Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(8) Revised Schedule to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.

(d)(9) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now, Acadian Asset Management LLC) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(10) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Analytic Investors, LLC is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000164 on April 26, 2006.

(d)(11) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(12) Amended Schedule A dated August 7, 2007 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(d)(13) Expense Limitation Agreement dated October 27, 2008 between the Registrant and Cambiar Investors LLC is filed herewith.

(d)(14) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
         0001135428-02-000263 on August 30, 2002.

(d)(15) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(16) Investment Advisory Agreement dated August 8, 2008 between the Registrant and Rice, Hall James & Associates LLC is filed herewith.

(d)(17) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Rice Hall James & Associates, LLC is filed herewith.

(d)(18) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(19) Investment Advisory Agreement dated March 1, 2003 between the Registrant and National City Investment Management Co. (now, PNC Capital Advisors, LLC) is incorporated herein by reference to exhibit
         (d)(31) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.

(d)(20) Interim Investment Advisory Agreement dated December 31, 2008 between the Registrant and PNC Capital Advisors, LLC is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(d)(21) Investment Advisory Agreement dated May 28, 2004 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(22) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(d)(23) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(24) Schedule A dated December 16, 2005, as amended August 8, 2006, to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000426 on September 8, 2006.

(d)(25) Expense Limitation Agreement dated August 12, 2008 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(d)(26) Investment Advisory Agreement dated February 27, 2006 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(27) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(d)(28) Investment Advisory Agreement dated September 21, 2009 between the Registrant and Pennant Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000594 on November 30, 2009.

(d)(29) Form of Expense Limitation Agreement between the Registrant and Pennant Management, Inc., relating to the USFS Funds U.S. Government Limited Duration Fund, is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000594 on November 30, 2009.

(e)(1) Distribution Agreement dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now, SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(e)(2) Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.

(e)(3) Amended and Restated Sub-Distribution and Servicing Agreement dated November 10, 1997 between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.

(e)(4) Revised Form of Amended Sub-Distribution and Servicing Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f)      Not Applicable.

(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates Bank N.A. (now, US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, National Association (now U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(g)(4) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, N.A., (now U.S. Bank, National Association) assigning the Custodian Agreement to U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on August 28, 2006.

(g)(5) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(g)(6) Custodian Agreement dated June 26, 2001 between the Registrant and Union Bank of California, N.A. is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(g)(7) Custodian Agreement dated November 13, 2007 between the Registrant and Union Bank of California, N.A. to be filed by amendment.

(g)(8) Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit
         (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.

(g)(9) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(g)(10) Custody Agreement between the Registrant and The Northern Trust Company to be filed by amendment.

(h)(1) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to exhibit
         (h)(50) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.

(h)(2) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(h)(3) Amendment and Attachment 1 thereto dated April 1, 2006 to the Amended and Restated Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the LSV Value Equity Fund, is incorporated herein by reference to exhibit (h)(28) of Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000213 on June 7, 2006.

(h)(4) Amendments to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investment Global Fund Services, relating to the LSV Conservative Value Equity Fund, LSV Conservative Core Equity Fund and LSV Global Value Fund, to be filed by amendment.

(h)(5) Amendment and Attachment 1 thereto dated September 1, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the HGK Equity Value Fund, is incorporated herein by reference to exhibit (h)(38) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(h)(6) Schedule A dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now, SEI Investments Global Funds Services), relating to the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio, is incorporated herein by reference to exhibit (h)(32) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(h)(7) Amended and Restated Amendment Dated June 20, 2007 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Mutual Funds Services (now, SEI Investments Global Funds Services), relating to the ICM Small Company Portfolio, is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(h)(8) Schedule A dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now, SEI Investments Global Funds Services), relating to the Analytic Short-Term Income Fund, is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(h)(9) Schedule A dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now, SEI Investments Global Funds Services), relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit
         (h)(40) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(h)(10) Schedule A dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now, SEI Investments Global Funds Services), relating to the McKee International Equity Portfolio, is incorporated herein by reference to exhibit
         (h)(41) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.

(h)(11) Schedule dated August 12, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now, SEI Investments Global Funds Services), relating to the United Association S&P 500 Index Fund, is incorporated herein by reference to exhibit
         (h)(13) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.

(h)(12) Schedule dated February 18, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000127 on March 17, 2004.

(h)(13) Amendment and Attachment 1 thereto dated September 1, 2007 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Cambiar Opportunity Portfolio, Cambiar International Equity Portfolio, Cambiar Small Mid Cap Portfolio and Cambiar Aggressive Value Portfolio, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.

(h)(14) Amendment and Attachment 1 thereto dated July 30, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Rice Hall James MicroCap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (h)(59) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000402 on August 27, 2004.

(h)(15) Amendment and Attachment 1 thereto dated November 12, 2009 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the AIG Money Market Fund, is filed herewith.

(h)(16) Amendment and Attachment 1 thereto dated July 1, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the FMC Strategic Value Fund and FMC Select Fund, is incorporated herein by reference to exhibit (h)(48) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000492 on August 29, 2005.

(h)(17) Amendment and Attachment 1 thereto dated September 7, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the WHG Income Opportunity Fund, WHG SmidCap Fund, WHG LargeCap Value Fund, WHG Balanced Fund, WHG SmallCap Value Fund, and WHG AllCap Value Fund, is incorporated herein by reference to exhibit (h)(25) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(h)(18) Amendment and Attachment 1 thereto dated January 27, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(h)(19) Amendment and Attachment 1 thereto to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund, to be filed by amendment.

(h)(20) Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.

(h)(21) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(22) Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(23) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(24) Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit
         (h)(54) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000127 on March 17, 2004.

(h)(25) Amended Exhibit D dated April 2007 to the Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(29) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(h)(26) Amended Exhibit D to the Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(27) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit
         (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(h)(28) Shareholder Services Plan, relating to the Institutional Class Shares of the Cambiar Opportunity Fund and the Cambiar International Fund, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.

(h)(29) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth Fund, is incorporated herein by reference to exhibit
         (h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14, 2006.

(h)(30) Shareholder Services Plan, relating to the Institutional Shares of the WHG SmidCap Fund and WHG SmallCap Value Fund, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment. (j)(1) Consent of independent registered public accountants, Ernst & Young, LLP, to be filed by amendment.

(j)(2) Consent of independent registered public accountants, PricewaterhouseCoopers, LLP, to be filed by amendment.

(k)      Not Applicable.

(l)      Not Applicable.

(m)(1) Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(2) Amended Schedule dated November 11, 2009 to the Distribution Plan dated August 8, 1994, as amended August 14, 2000 is filed herewith.

(m)(3) Distribution Plan dated September 17, 2002 and Schedule A dated September 17, 2002, as amended, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000242 on June 1, 2004.

(m)(4) Amended Schedule A dated November 13, 2007 to the Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit
         (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(n)(2) Schedule G to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the WHG Funds, is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(n)(3) Revised Schedule C and Exhibit C.2 to the Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Cambiar Funds, are incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.

(o)      Not Applicable.

(p)(1) Registrant's Code of Ethics dated November 2007 is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
         0001135428-07-000518 on November 15, 2007.

(p)(2) HGK Asset Management, Inc. Revised Code of Ethics dated July 27, 2006 is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(3) LSV Asset Management Revised Code of Ethics dated January 19, 2007 is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(4) Analytic Investors, LLC Revised Code of Ethics dated September 30, 2005 is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(5) Cambiar Investors, LLC Revised Code of Ethics dated April 2008 is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.

(p)(6) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(7) C.S. McKee, LLP Revised Code of Ethics dated February 1, 2007 is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(8) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics as amended September 2008 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

(p)(9) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(10) Haverford Investment Management, Inc. Revised Code of Ethics dated June 2006 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(11) AIG Asset Management (U.S.), LLC Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(12) Rice Hall James & Associates, LLC Revised Code of Ethics dated February 1, 2005 is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(13) Acadian Asset Management, LLC Revised Code of Ethics dated April 1, 2007 is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(14) Westwood Management Corp. Revised Code of Ethics dated March 1, 2006 is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.

(p)(15) Edgewood Management LLC Revised Code of Ethics dated April 2008 is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000342 on August 28, 2008.

(p)(16) PNC Capital Advisors, LLC Code of Ethics dated October 8, 2009 is filed herewith.

(p)(17) Pennant Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 112 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000365 on August 21, 2009.

(p)(18) SEI Investments Distribution Co. Code of Ethics dated January 12, 2009 is filed herewith.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30.  INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee. [INFORMATION IN TABLES BELOW TO BE UPDATED BY AMENDMENT]

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

AIG ASSET MANAGEMENT (U.S.), LLC
AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 70 Pine Street, New York, New York 10270. AIG is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

ANALYTIC INVESTORS, LLC
Analytic Investors, LLC ("Analytic") serves as the investment adviser to the Analytic Short Term Income Fund. The principal address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013. Analytic is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2007 and 2008.

--------------------------------- ------------------------------------------- ---------------------------------------
       NAME AND POSITION                                                                 CONNECTION WITH
    WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                         OTHER COMPANY
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
Dr. Roger Glen Clarke, Chairman   Ensign Peak Advisors                        President (September 1997 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Bonneville Holding Corporation              Director (January 2000 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Deseret Trust Company                       Director (September 1996 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Deseret  Mutual Benefit Administrators      Director (March 2006 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
Harindra de Silva, Director and   Analytic US Market Neutral, Ltd.            Director (01/1999 - present)
President
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Offshore Master, Ltd.    Director (11/2000 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore II,     Director (05/2002 - present)
                                  Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore         Director (05/2002 - present)
                                  Master II, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore M,      Director (03/2004 - present)
                                  Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Japanese Equity Market Neutral     Director (11/2004 - present)
                                  Offshore, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Japanese Equity Market Neutral     Director (11/2004 - present)
                                  Offshore Master, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Market Neutral V-6, Ltd.           Director (04/2005 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Global Opportunity Fund I, Ltd.    Director (04/2005 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------

--------------------------------- ------------------------------------------- ---------------------------------------
       NAME AND POSITION                                                                 CONNECTION WITH
    WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                         OTHER COMPANY
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
Marie Nastasi Arlt, Director,     Analytic US Market Neutral Offshore, Ltd.   Director (11/2001 - present)
Treasurer, Vice President,
Chief Operating Officer and
Corporate Secretary
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore II,     Director (05/2002 - present)
                                  Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore M,      Director (03/2004 - present)
                                  Ltd.

--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore         Director (04/2005 - present)
                                  Master, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic US Market Neutral Offshore         Director (04/2005 - present)
                                  Master II, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Japanese Equity Market Neutral     Director (11/2004 - present)
                                  Offshore, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Japanese Equity Market Neutral     Director (11/2004 - present)
                                  Offshore Master, Ltd.
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Market Neutral V-6, Ltd.           Director (04/2005 - present)

--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
                                  Analytic Global Opportunity Fund I, Ltd.    Director (04/2005 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
--------------------------------- ------------------------------------------- ---------------------------------------
Thomas M. Turpin, Director        Old Mutual US Holdings, Inc.                Interim Chief Executive Officer
                                                                              (April 2008 - present)
--------------------------------- ------------------------------------------- ---------------------------------------

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Conquistador Fund and the Cambiar Aggressive Value Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended April 30, 2008 and 2009.

For the fiscal years ended April 30, 2008 and 2009, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 350 Park Avenue, 18th Floor, New York, New York 10022-6057. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 437 Madison Avenue, New York, New York 10022. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

HAVERFORD INVESTMENT MANAGEMENT, INC.
Haverford Investment Management, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

HGK ASSET MANAGEMENT, INC.
HGK Asset Management, Inc. ("HGK") serves as the investment adviser for the HGK Equity Value Fund and the HGK Mid Cap Value Fund. The principal address of HGK is Newport Tower, 525 Washington Boulevard, Suite 2000, Jersey City, New Jersey 07310. HGK is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2007 and 2008.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, the LSV Conservative Core Equity Fund, the LSV Conservative Value Equity Fund, and the LSV Global Value Fund. The address of LSV is 1 North Wacker Drive, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

PENNANT MANAGEMENT, INC.
Pennant Management, Inc. ("Pennant") serves as the investment adviser to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund. The address of Pennant is 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224. Pennant is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2007 and 2008.

------------------------------------ ---------------------------------- ---------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                           NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
Mark A. Elste                                                            Senior Executive Vice President, Treasurer
President, CEO and CIO                    U.S. Fiduciary Services                       and Director
                                     ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                          GreatBanc Trust Company                         Director
                                     ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                            Salem Trust Company                           Director
                                     ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                       USF Affiliate Services, Inc.                       Director
                                     ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                              Waretech, Inc.                              Director
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
Lauren E. McAfee                          U.S. Fiduciary Services                        Secretary
Chief Compliance Officer and
Secretary
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                          GreatBanc Trust Company          Secretary and Risk Management Officer
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                            Salem Trust Company            Secretary and Risk Management Officer
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                                                        Legal and Compliance Officer, Secretary and
                                       USF Affiliate Services, Inc.               Risk Management Officer
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
                                              Waretech, Inc.                             Secretary
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
James E. Habanek                                                                   Senior Vice President
Senior Vice President                   The Ziegler Companies, Inc.                and Portfolio Manager
------------------------------------ ---------------------------------- ---------------------------------------------
------------------------------------ ---------------------------------- ---------------------------------------------
Pam C. Dix                                                                         Senior Vice President
Vice President                                   M&I Bank                          and Portfolio Manager
------------------------------------ ---------------------------------- ---------------------------------------------

PNC CAPITAL ADVISORS, LLC
PNC Capital Advisors, LLC ("PNC") serves as the investment adviser to the UA S&P 500 Index Fund. The principal address of PNC is 200 Public Square, 5th Floor, Cleveland, Ohio 44114. Allegiant is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio, TS&W International Equity Portfolio and TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for the WHG Income Opportunity Fund, WHG SMidCap Fund, WHG LargeCap Value Fund, WHG SmallCap Value Fund, WHG AllCap Value Fund, and WHG Balanced Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2008 and 2009.

------------------------------------ ---------------------------------------- --------------------------------------
         NAME AND POSITION                                                               CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------
------------------------------------ ---------------------------------------- --------------------------------------

------------------------------------ ---------------------------------------- --------------------------------------

ITEM 32.  PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                                           July 15, 1982
         SEI Liquid Asset Trust                                           November 29, 1982
         SEI Tax Exempt Trust                                             December 3, 1982
         SEI Institutional Managed Trust                                  January 22, 1987
         SEI Institutional International Trust                            August 30, 1988
         The Advisors' Inner Circle Fund                                  November 14, 1991
         The Advisors' Inner Circle Fund II                               January 28, 1993
         Bishop Street Funds                                              January 27, 1995
         SEI Asset Allocation Trust                                       April 1, 1996
         SEI Institutional Investments Trust                              June 14, 1996
         Oak Associates Funds                                             February 27, 1998
         CNI Charter Funds                                                April 1, 1999
         iShares Inc.                                                     January 28, 2000
         iShares Trust                                                    April 25, 2000
         Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)            November 1, 2000
         Causeway Capital Management Trust                                September 20, 2001
         Barclays Global Investors Funds                                  March 31, 2003
         SEI Opportunity Fund, LP                                         October 1, 2003
         The Arbitrage Funds                                              May 17, 2005
         The Turner Funds                                                 January 1, 2006
         ProShares Trust                                                  November 14, 2005
         Community Reinvestment Act Qualified Investment Fund             January 8, 2007
         SEI Alpha Strategy Portfolios, LP                                June 29, 2007
         TD Asset Management USA Funds                                    July 25, 2007
         SEI Structured Credit Fund, LP                                   July 31, 2007
         Wilshire Mutual Funds, Inc.                                      July 12, 2008
         Wilshire Variable Insurance Trust                                July 12, 2008
         Forward Funds                                                    August 14, 2008
         Global X Funds                                                   October 24, 2008
         FaithShares Trust                                                August 7, 2009

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                                    POSITION AND OFFICE                          POSITIONS AND OFFICES
         NAME                       WITH UNDERWRITER                             WITH REGISTRANT
         ----                       ----------------                             ---------------
         William M. Doran           Director                                            --
         Edward D. Loughlin         Director                                            --
         Wayne M. Withrow           Director                                            --
         Kevin Barr                 President & Chief Executive Officer                 --
         Maxine Chou                Chief Financial Officer, Chief Operations           --
                                    Officer, & Treasurer
         Karen LaTourette           Chief Compliance Officer, Anti-Money
                                    Laundering Officer & Assistant Secretary            --
         John C. Munch              General Counsel & Secretary                         --
         Mark J. Held               Senior Vice President                               --
         Lori L. White              Vice President & Assistant Secretary                --
         John Coary                 Vice President & Assistant Secretary                --
         John Cronin                Vice President                                      --
         Robert Silvestri           Vice President                                      --

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

                 U.S. Bank, National Association              Union Bank of California, N.A.
                 800 Nicollett Mall                           475 Sansome Street Minneapolis, Minnesota
                 55402-4302                                   15th Floor
                                                              San Francisco, California 94111

                 National City Bank                           The Northern Trust Company
                 National City Center                         50 LaSalle Street
                 1900 East Ninth Street                       Chicago, Illinois  60675
                 Cleveland, Ohio 44114

(b)/(c)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

                  SEI Investments Global Funds Services
                  One Freedom Valley Drive
                  Oaks, Pennsylvania 19456

(c)      With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
         the required books and records are maintained at the offices of the Registrant's investment advisers:

                  Acadian Asset Management LLC
                  One Post Office Square, 8th Floor
                  Boston, Massachusetts 02109

                  AIG Asset Management (U.S.), LLC
                  70 Pine Street, 20th Floor
                  New York, New York 10270

                  Analytic Investors, LLC
                  555 West Fifth Street, 50th Floor
                  Los Angeles, CA 90013

                  Cambiar Investors LLC
                  2401 East Second Street, Suite 400
                  Denver, Colorado 80206

                  C.S. McKee, LLP
                  One Gateway Center
                  Pittsburgh, Pennsylvania 15222

                  Edgewood Management LLC
                  305 Park Avenue, 18th Floor
                  New York, New York 10022-6057

                  First Manhattan Co.
                  437 Madison Avenue
                  New York, New York  10022-7022

                  Haverford Investment Management, Inc.
                  Three Radnor Corporate Center, Suite 450
                  Radnor, Pennsylvania 19087-4546

                  HGK Asset Management, Inc.
                  Newport Tower
                  525 Washington Blvd.
                  Jersey City, New Jersey 07310

                  Investment Counselors of Maryland, LLC
                  803 Cathedral Street
                  Baltimore, Maryland 21201

                  LSV Asset Management
                  1 North Wacker Drive
                  Chicago, Illinois 60606

                  Pennant Management, Inc.
                  11270 West Park Place, Suite 1025
                  Milwaukee, Wisconsin 53224

                  PNC Capital Advisors, LLC
                  200 Public Square
                  Cleveland, Ohio 44114

                  Rice Hall James & Associates, LLC
                  600 West Broadway, Suite 1000
                  San Diego, California 92101-3383

                  Thompson, Siegel & Walmsley LLC
                  5000 Monument Avenue, P.O. Box 6883
                  Richmond, Virginia 23230

                  Westwood Management Corp.
                  200 Crescent Court, Suite 1200
                  Dallas, Texas 75201

ITEM 34.  MANAGEMENT SERVICES:  None.

ITEM 35.  UNDERTAKINGS:  None.

                                     NOTICE


A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 116 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 18th day of December, 2009.

                                     THE ADVISORS' INNER CIRCLE FUND

                                            By: /S/ PHILIP T. MASTERSON
                                                -------------------------------
                                                Philip T. Masterson, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

             *                              Trustee                            December 18, 2009
------------------------------------
Charles E. Carlbom

              *                             Trustee                            December 18, 2009
------------------------------------
John K. Darr

              *                             Trustee                            December 18, 2009
------------------------------------
William M. Doran

           *                                Trustee                             December 18, 2009
------------------------------------
Mitchell A. Johnson

           *                                Trustee                             December 18, 2009
------------------------------------
Betty L. Krikorian

           *                                Trustee                             December 18, 2009
------------------------------------
Robert A. Nesher

           *                                Trustee                             December 18, 2009
------------------------------------
James M. Storey

           *                                Trustee                             December 18, 2009
------------------------------------
George J. Sullivan, Jr.

/S/ PHILIP T. MASTERSON                     President                           December 18, 2009
------------------------------------
Philip T. Masterson

           *                                Treasures, Controller &             December 18, 2009
------------------------------------        Chief Financial Officer
Michael Lawson

By: /S/ PHILIP T. MASTERSON
    -------------------------------
    Philip T. Masterson

* Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000087 on March 2, 2009.

                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT


EX-99.B       Registrant's Amended and Restated By-Laws

EX-99.D13     Expense Limitation Agreement dated October 27, 2008 between the
              Registrant and Cambiar Investors LLC

EX-99.D16     Investment Advisory Agreement between the Registrant and Rice,
              Hall James & Associates LLC

EX-99.D17     Expense Limitation Agreement dated March 1, 2008 between the
              Registrant and Rice Hall James & Associates, LLC

EX-99.H15     Amendment and Attachment 1 thereto dated November 12, 2009 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the AIG
              Money Market Fund

EX-99.M2 Amended Schedule dated November 11, 2009 to the Distribution Plan dated August 8, 1994, as amended August 14, 2000

EX-99.P16     PNC Capital Advisors, LLC Code of Ethics

EX-99.P18     SEI Investments Distribution Co. Code of Ethics










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